As filed with the Securities and Exchange Commission on April 27, 2011.

                                                     Registration No. 333-148426
                                                              File No. 811-08260

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
             FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 [x]

                           Pre-Effective Amendment No.
                    Post-Effective Amendment No.          15

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]
                     Amendment No. 48                    [x]

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                          CUNA MUTUAL INSURANCE SOCIETY
                               (Name of Depositor)
                             5910 Mineral Point Road
                                Madison, WI 53705
              (Address of Depositor's Principal Executive Offices)
                  Depositor's Telephone Number: (319) 352-4090

                             Kerry A. Jung, Esquire
                          CUNA Mutual Insurance Society
                             5910 Mineral Point Road
                                Madison, WI 53705
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

| | immediately upon filing pursuant to paragraph (b) of Rule 485. |x| on May 1, 2011 pursuant to paragraph (b) of Rule 485.
| | 60 days after filing pursuant to paragraph (a)(i) of Rule 485. | | on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:
| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

PROSPECTUS                                                           MAY 1, 2011


          =============================================================
                         MEMBERS(R) VARIABLE ANNUITY III
              A FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                    ISSUED BY
                          CUNA MUTUAL INSURANCE SOCIETY
          =============================================================


In this Prospectus, you will find information you should know before investing. Please read it carefully and keep it for future reference. The Contract is available to individuals, or in connection with retirement plans, including plans that qualify for special federal tax treatment under the Code. New contracts may not be available in your state on and after June 1, 2011. To the extent new contracts are not available, the discussion in this Prospectus will be meant for then-current Owners.


The Contract offers you the opportunity to accumulate Contract Value and provides for the payment of annuity benefits. Under certain conditions, you may also to elect to have Purchase Payment Credits added to your Contract Value for each purchase payment you make. The overall expenses of a Contract with Purchase Payment Credits may be higher than a Contract that does not have Purchase Payment Credits. You should know that over time and under certain circumstances (such as an extended period of poor market performance), the costs associated with the Purchase Payment Credits may exceed the sum of the Purchase Payment Credits and any related earnings. You should consider this possibility before electing that optional benefit.

The Contract is supported by the assets of the CUNA Mutual Variable Annuity Account, a separate account of CUNA Mutual Insurance Society ("we", "our" or "us"), which is divided into Subaccounts that each invest in a Fund. The investment performance of the Subaccounts you select will affect your Contract Value, as well as any Income Payments. You bear the entire investment risk on any amounts you allocate to these Subaccounts. There is a Subaccount that invests in each of the following Funds. This Prospectus is accompanied by a current prospectus for these Funds.


ULTRA SERIES FUND                 AIM VARIABLE INSURANCE FUNDS (INVESCO              OPPENHEIMER VARIABLE ACCOUNT FUNDS
Conservative Allocation Fund      VARIABLE INSURANCE FUNDS)                          Oppenheimer Main Street Small- &
Moderate Allocation Fund          Invesco V.I. Global Real Estate Fund               Mid-Cap Fund(R)/VA (f/k/a Oppenheimer
Aggressive Allocation Fund        Invesco V.I. Government Securities Fund            Main Street Small Cap Fund/VA)
Money Market Fund                 Invesco Van Kampen V.I. Growth and Income          Oppenheimer Main Street Fund(R)/VA
Bond Fund                           Fund
High Income Fund                  Invesco Van Kampen V.I. Mid Cap Growth             PANORAMA SERIES FUND, INC.
Diversified Income Fund             Fund                                             Oppenheimer International Growth
Equity Income Fund                                                                   Fund(R)/VA
Large Cap Value Fund              BLACKROCK VARIABLE SERIES FUNDS, INC.
Large Cap Growth Fund             BlackRock Global Allocation V.I. Fund              PIMCO VARIABLE INSURANCE TRUST
Mid Cap Fund                                                                         CommodityRealReturn(R) Strategy
Small Cap Fund                    FRANKLIN TEMPLETON VARIABLE INSURANCE              Portfolio
International Stock Fund            PRODUCTS TRUST                                   Total Return Portfolio
                                  Franklin High Income Securities Fund               Global Bond Portfolio (Unhedged)
                                  Franklin Income Securities Fund
                                  Mutual Global Discovery Securities Fund

The Statement of Additional Information ("SAI") contains additional information about the Contract and the Variable Account. You will find its table of contents on the last page of this Prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain a copy of the SAI dated May 1, 2011 free of charge by contacting us. Additionally, the SEC maintains a website at http://www.sec.gov that contains the SAI and other information.


Investment in a variable annuity contract is subject to risks, including the possible loss of money. Unlike credit union and bank accounts, money invested in the Variable Account is not insured. Money in the Variable Account is not deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.


CUNA Brokerage Services, Inc. ("CBSI") serves as the principal underwriter and distributor of the Contract. More information about CBSI is available at http://www.finra.org through Financial Industry Regulatory Authority Inc.'s ("FINRA") BrokerCheck online tool or by calling 1-800-289-9999.


--------------------------------------------------------------------------------
      The SEC has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
================================================================================


                                                                                               Page
GLOSSARY ......................................................................................   1
EXPENSE TABLES ................................................................................   3
   Owner Transaction Expenses .................................................................   3
   Periodic Charges Other Than Fund Expenses ..................................................   4
   Range of Fund Expenses .....................................................................   4
   Examples of Maximum Charges ................................................................   6
SUMMARY .......................................................................................   6
   Who can purchase a Contract? ...............................................................   6
   How does the "free look" or "right to examine" period work? ................................   6
   What purchase payments am I required or permitted to make?..................................   6
   How does the Variable Account work? ........................................................   7
   How does the Fixed Account work? ...........................................................   7
   What is the Foundation Account? ............................................................   7
   Can I transfer my Contract Value among the Subaccounts? ....................................   7
   Can I make a withdrawal from my Contract? ..................................................   8
   When will I receive a payout? ..............................................................   8
   Should I replace an existing contract with this Contract? ..................................   8
   Does the Contract offer any death benefits?.................................................   8
   Does the Contract offer any living benefits? ...............................................   8
   Are the Contract terms the same in every state? ............................................   9
   Are other types of annuity contracts available?.............................................   9
   What share class should I choose? ..........................................................   9
   Are there tax advantages to purchasing the Contract?........................................   9
   Are discounts or waivers available? ........................................................   9
   What charges will I pay? ...................................................................  10
CUNA MUTUAL INSURANCE SOCIETY, THE VARIABLE ACCOUNT, AND THE FUNDS ............................  11
   CUNA Mutual Insurance Society ..............................................................  11
   CUNA Mutual Variable Annuity Account .......................................................  11
   The Funds ..................................................................................  11
   Availability of Funds ......................................................................  14
   Servicing Fees and Other Fund-Related Payments .............................................  15
   Voting Rights ..............................................................................  15
   Material Conflicts .........................................................................  15
   Fund Substitution ..........................................................................  15
   The Fixed Account ..........................................................................  15
DESCRIPTION OF THE CONTRACT....................................................................  17
   Issuance of a Contract .....................................................................  17
   Right to Examine ...........................................................................  17
   Classes ....................................................................................  17
   Purchase Payments...........................................................................  18
   Contract Value Increase Enhancement.........................................................  18
   Extra Credit Plan ..........................................................................  19
   Allocation of Purchase Payments ............................................................  20
   Contract Value .............................................................................  22
   Transfer Privileges ........................................................................  22

   Surrenders (Redemptions) and Partial Withdrawals ...........................................  25
   Contract Loans .............................................................................  26
   Death Benefit Before the Payout Date .......................................................  26
MISCELLANEOUS MATTERS .........................................................................  27
   Payments ...................................................................................  27
   Modification ...............................................................................  28
   Reports to Owners ..........................................................................  28
   Inquiries ..................................................................................  28
INCOME PAYOUT OPTIONS .........................................................................  28
   Payout Date and Proceeds ...................................................................  28
   Election of Income Payout Options ..........................................................  29
   Fixed Income Payments ......................................................................  29
   Variable Income Payments ...................................................................  29
   Description of Income Payout Options .......................................................  29
   Death Benefit After the Payout Date ........................................................  31
CHARGES AND DEDUCTIONS ........................................................................  31
   Surrender Charge (Contingent Deferred Sales Charge) ........................................  31
   Transfer Processing Fee ....................................................................  32
   Duplicate Contract Charge ..................................................................  33
   Loan Interest Spread .......................................................................  33
   Research Fee ...............................................................................  33
   Endorsement Charges ........................................................................  33
   Annual Contract Fee ........................................................................  33
   Mortality and Expense Risk Charge ..........................................................  33
   Administrative Charge ......................................................................  33
   Enhanced Death Benefit Rider Charges .......................................................  33
   Guaranteed Living Benefit Charges ..........................................................  34
   Fund Expenses ..............................................................................  34
   Premium Expense Charge .....................................................................  34
   Other Taxes ................................................................................  34
   Additional Information .....................................................................  34
OPTIONAL DEATH BENEFITS .......................................................................  34
   Maximum Anniversary Value Death Benefit ....................................................  34
   3% Annual Guarantee Death Benefit ..........................................................  35
   Earnings Enhanced Death Benefit Rider ......................................................  35
   Spouse Beneficiary Death Benefit Rider .....................................................  36
AVAILABLE CONTRACT ENDORSEMENTS ...............................................................  37
   Income Payment Increase Endorsement ........................................................  37
   Loan Account Endorsement ...................................................................  37
   Change of Annuitant Endorsement ............................................................  37
   Spousal Continuation Endorsement ...........................................................  37
OPTIONAL BENEFIT RIDERS .......................................................................  38
   Income Protector ...........................................................................  39
     Features of the Income Now Option ........................................................  42
     Features of the Income Later Option.......................................................  45
   Principal Protector ........................................................................  53

DISTRIBUTION OF THE CONTRACT ..................................................................  59
FEDERAL TAX MATTERS ...........................................................................  60
   Introduction ...............................................................................  60
   Tax Status of the Contract .................................................................  60
   Taxation of Annuities ......................................................................  61
   Separate Account Charges ...................................................................  62
   Transfers, Assignments, or Exchanges of a Contract .........................................  62
   Withholding ................................................................................  63
   Multiple Contracts .........................................................................  63
   Taxation of Qualified Plans ................................................................  63
   Possible Charge for Our Taxes ..............................................................  64
   Other Tax Consequences .....................................................................  64
LEGAL PROCEEDINGS .............................................................................  65
COMPANY HOLIDAYS ..............................................................................  65
FINANCIAL STATEMENTS ..........................................................................  66
APPENDIX A FINANCIAL HIGHLIGHTS ............................................................... A-1
APPENDIX B EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT AND OPTIONAL
DEATH BENEFITS ................................................................................ B-1
APPENDIX C EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS
GENERALLY ISSUED ON AND AFTER MAY 1, 2010 ..................................................... C-1
APPENDIX D EXAMPLES OF GUARANTEED MINIMUM ACCUMULATION BENEFIT
RIDERS GENERALLY ISSUED ON AND AFTER MAY 1, 2010 .............................................. D-1
APPENDIX E EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT
RIDERS GENERALLY ISSUED AFTER OCTOBER 18, 2009 BUT BEFORE MAY 1, 2010 ......................... E-1
APPENDIX F GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY
ISSUED AFTER APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009 ....................................... F-1
APPENDIX G GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS GENERALLY
ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009 ......................................... G-1
APPENDIX H GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY
ISSUED AFTER OCTOBER 28, 2007 BUT BEFORE NOVEMBER 24, 2008 .................................... H-1
APPENDIX I GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS GENERALLY ISSUED
AFTER OCTOBER 29, 2006 BUT BEFORE OCTOBER 29, 2007 ............................................ I-1
APPENDIX J GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ISSUED BEFORE
OCTOBER 30, 2006 .............................................................................. J-1
APPENDIX K EXAMPLES OF GUARANTEED ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER OCTOBER 19, 2009 BUT BEFORE MAY 1, 2010 .......................................... K-1
APPENDIX L GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009 ....................................... L-1
APPENDIX M GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009 ......................................... M-1
APPENDIX N GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS GENERALLY
ISSUED AFTER OCTOBER 29, 2006 BUT BEFORE NOVEMBER 24, 2008 .................................... N-1
APPENDIX O GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS ISSUED
BEFORE OCTOBER 30, 2006 ....................................................................... O-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS ......................................... S-1

                                    GLOSSARY
================================================================================
ACCUMULATION UNIT
A unit of measure used to calculate Variable Contract Value.

ANNUITANT
The person or persons named in the application and on whose life the first Income Payment is to be made. No more than two Annuitants may be named. Only spouses may be joint Annuitants, unless otherwise allowed by state law. Provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant.

BENEFIT ALLOCATION PLAN
One or more specific Subaccounts of the Variable Account, a Fixed Account or a model allocation of Subaccounts of the Variable account to which Contract Value must be allocated while a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit is in effect.

BENEFIT BASIS
The Benefit Basis is the amount upon which your Guaranteed Lifetime Withdrawal Benefit or the amount, up to $1 million, upon which your Guaranteed Minimum Accumulation Benefit is based. It should not be confused with your Contract Value or Surrender Value.

BENEFICIARY
The person or persons to whom the proceeds payable on the death of an Annuitant will be paid.

CODE
The Internal Revenue Code of 1986, as amended.

CONTRACT
MEMBERS Variable Annuity III.

CONTRACT ANNIVERSARY
The same date in each Contract Year as the Contract Issue Date.

CONTRACT ISSUE DATE
The date shown on the Data Page of the Contract which is also used to determine Contract Years and Contract Anniversaries.

CONTRACT VALUE
The sum of the Variable Contract Value, the Fixed Contract Value, the Purchase Payment Credits, if applicable, and the value in the Loan Account.

CONTRACT VALUE INCREASE ENHANCEMENT
An amount we will add to an Owner's Contract Value when the Owner makes a purchase payment and the Owner's cumulative Net Purchase Payments equal or exceed $500,000.

CONTRACT YEAR
A twelve-month period beginning on a Contract Issue Date or a Contract Anniversary.

DATA PAGES
Pages attached to your Contract that describe certain terms applicable to your specific Contract.

DUE PROOF OF DEATH
Proof of death satisfactory to us. Such proof may consist of the following if acceptable to us:
(a)     a certified copy of the death record;
(b)     a certified copy of a court decree reciting a finding of death;
(c)     any other proof satisfactory to us.

FIXED ACCOUNT
An account under the Contract funded by the General Account. It is not part of or dependent upon the investment performance of the Variable Account.

FIXED AMOUNT
Any portion of Fixed Contract Value (including interest thereon) allocated to the Fixed Account, less any withdrawals (including any applicable surrender charges) or transfers.

FIXED CONTRACT VALUE
The value of the Contract Value (including any Contract Value Increase Enhancement and Purchase Payment Credit) in the Fixed Account.

FIXED PERIOD
The specific time period for which we agree to credit a particular effective annual interest rate in the Fixed Account.

FOUNDATION ACCOUNT
A Subaccount of the Variable Account investing in the Ultra Series Bond Fund that is part of certain Benefit Allocation Plans in accordance with which you are required to allocate Contract Value if you elect a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit rider. The Benefit Allocation Plan you select will determine the required allocation percentage, if any, to the Foundation Account. The Foundation Account is one of two available subaccounts that invest in the Ultra Series Bond Fund. The other Subaccount, which is available to all Owners, is called the Ultra Series Bond Subaccount.

FUND
An investment portfolio of an open-end management investment company or unit investment trust in which a Subaccount invests.

GENERAL ACCOUNT
Our assets other than those allocated to the Variable Account or any other of our separate accounts.

INCOME PAYMENT
One of several periodic payments made by us to the Payee under an Income Payout Option.

INCOME PAYOUT OPTION
The form of Income Payments selected by the Owner under the Contract.

INCOME UNITS
A unit of measure used to calculate variable Income Payments.

LOAN ACCOUNT
For any Contract, a portion of our General Account to which Variable Contract Value or Fixed Contract Value is transferred to provide collateral for any loan taken under the Contract.

LOAN AMOUNT
The sum of your loan principal plus any accrued loan interest.

MAILING ADDRESS
2000 Heritage Way, Waverly, IA 50677.


MINIMUM CHARGE PERIOD
The minimum period of time before you may terminate one of the Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit riders without continuing to pay the annual charge (to the extent allowed by your state). If your rider terminates because you transfer out of an available Benefit Allocation Plan, or, if part of your Benefit Allocation Plan, make a partial withdrawal from the Foundation Account before Contract Value in all other allocation options has been exhausted, you will still have to pay the annual charge until the end of the Minimum Charge Period, unless otherwise prohibited by applicable law.


NET PURCHASE PAYMENT
A purchase payment less any deduction for applicable premium expense charges.


OWNER
The person(s) (or entity) ("you") who own(s) the Contract and who is (are) entitled to exercise all rights and privileges provided in the Contract. After the Payout Date, the Payee is the Owner, unless otherwise specified.

PAYEE
The person (or entity), or any successor, receiving Income Payments during the Payout Period. The Owner is the Payee unless he or she specifies otherwise.


PAYOUT DATE
The date when Income Payments will begin if the Annuitant is still living. The anticipated Payout Date is shown on your Contract's Data Pages.

PAYOUT PROCEEDS
The Contract Value less any Loan Amount, less any premium expense charge, less a pro-rated portion of the annual Contract fee, less any applicable rider charges and any applicable surrender charges as of the Payout Date. This is the amount applied to Income Payments under one of the Income Payout Options.

PURCHASE PAYMENT CREDITS
An amount we will add to an Owner's Contract Value if the Owner elects the Purchase Payment Credit Benefit. The amount will vary based on cumulative Net Purchase Payments made. The Purchase Payment Credit Benefit is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit.

QUALIFIED CONTRACT
A Contract that is issued in connection with retirement plans that qualify for special federal income tax treatment under Section(s) 401, 403(b), 408, 408A or 457 of the Code.

SUBACCOUNT
A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

SUBACCOUNT VALUE
Before the Payout Date, that part of any Net Purchase Payment, Contract Value Increase Enhancement and Purchase Payment Credit, allocated to the Subaccount plus any Contract Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses (realized or unrealized), and decreased by withdrawals (including any applicable surrender charges, administrative fee, any charge for riders or premium expense charge) and any Contract Value transferred out of that Subaccount.

SURRENDER VALUE
The Contract Value less any applicable surrender charges, premium expense charges not previously deducted, annual Contract fee, any charge for riders and Loan Amount.

VALUATION DAY
Each day the New York Stock Exchange is open for business. With respect to a Subaccount, it does not include days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT
CUNA Mutual Variable Annuity Account.

VARIABLE CONTRACT VALUE
The sum of the Subaccount Values.

WRITTEN REQUEST
A request in writing and in a form satisfactory to us signed by the Owner and received at our Mailing Address. A Written Request may also include a telephone or fax request for specific transactions that are made as allowed under the terms of an executed telephone or fax authorization, with original signature, on file at our Mailing Address. We may also accept a surrender request properly submitted by fax or e-mail by your registered representative in connection with the purchase of another contract issued by us.

                                 EXPENSE TABLES
================================================================================
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, make partial withdrawals from or fully surrender the Contract, or transfer Contract Value between the Subaccounts and/or the Fixed Account. This table also includes the charges that would be paid for exercising the benefits provided by the optional endorsements.

OWNER TRANSACTION EXPENSES

----------------------------------------------------------------------------------------------------------------
                                                                    B-Share Class
                                                       Without Purchase      With Purchase
                                                       Payment Credits     Payment Credits(1)    L-Share Class
----------------------------------------------------------------------------------------------------------------
Maximum Surrender Charge (Contingent Deferred
Sales Charge) as a percentage of Purchase Payment
surrendered or withdrawn                                   8.00%(2)             9.00%(2)           8.00%(2)
----------------------------------------------------------------------------------------------------------------
Sales Load on Purchase Payment                                                    None
----------------------------------------------------------------------------------------------------------------
Transfer Processing Fee                                                      $10/transfer(3)
----------------------------------------------------------------------------------------------------------------
Duplicate Contract Charge                                                         $30
----------------------------------------------------------------------------------------------------------------
Loan Interest Spread                                                            3.50%(4)
----------------------------------------------------------------------------------------------------------------
Research Fee                                                                      $50
----------------------------------------------------------------------------------------------------------------
Change of Annuitant Endorsement                                                  $150(5)
----------------------------------------------------------------------------------------------------------------
Income Payment Increase Endorsement                                              $150(6)
----------------------------------------------------------------------------------------------------------------


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract. You may not purchase a Guaranteed Minimum Accumulation Benefit together with either a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Withdrawal Benefit on the same Contract. You may not purchase an optional death benefit rider together with the Guaranteed Lifetime Withdrawal Benefit with Minimum Guarantee Death Benefit. IF THE CURRENT VERSION OF THE GUARANTEED

LIFETIME WITHDRAWAL BENEFIT OR GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER WAS NOT APPROVED IN YOUR STATE WHEN THE RIDER WAS ISSUED TO YOU OR YOUR APPLICATION FOR A RIDER WAS DATED PRIOR TO MAY 1, 2010, A PRIOR APPROVED VERSION OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT, GUARANTEED MINIMUM WITHDRAWAL BENEFIT OR GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER, AS APPLICABLE, WITH DIFFERENT CHARGES MAY HAVE BEEN ISSUED. INFORMATION REGARDING PRIOR VERSIONS OF THOSE RIDERS, INCLUDING THEIR CHARGES, CAN BE FOUND BELOW AND IN THE APPENDICES TO THIS PROSPECTUS.


PERIODIC CHARGES OTHER THAN FUND EXPENSES

------------------------------------------------------------------------------------------------------------------------
                                                                              B-Share Class
                                                                  Without Purchase     With Purchase
                                                                  Payment Credits    Payment Credits(1)   L-Share Class
------------------------------------------------------------------------------------------------------------------------
Annual Expenses (as a percentage of average Variable Contract
Value):
Mortality and Expense Risk Charge                                      1.15%             1.60%                1.65%
Administrative Charge                                                  0.15%             0.15%                0.15%
                                                                  ----------------   ------------------   -------------
Total Variable Account Annual Expenses                                 1.30%             1.75%                1.80%
------------------------------------------------------------------------------------------------------------------------
Annual Contract Fee                                                                      $30(7)
------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge                                                                  3.50%(14)
Annual Charges for Optional Riders and Endorsements(8)
    Maximum Anniversary Value Death Benefit (as a
    percentage of average monthly Contract Value for the
    prior Contract Year)                                                                 0.15%
------------------------------------------------------------------------------------------------------------------------
    3% Annual Guarantee Death Benefit (as a percentage of
    average monthly Contract Value for the prior Contract
    Year)                                                                                0.20%
------------------------------------------------------------------------------------------------------------------------
    Earnings Enhanced Death Benefit (as a percentage of
    average monthly Contract Value for the prior Contract
    Year)                                                                                0.30%
------------------------------------------------------------------------------------------------------------------------
    Spouse Beneficiary Death Benefit (as a percentage of
    average monthly Contract Value for the prior Contract
    Year)                                                                                0.05%
------------------------------------------------------------------------------------------------------------------------
    Guaranteed Lifetime Withdrawal Benefit (as a percentage
    of average daily Benefit Basis(12) for the prior Contract
    Year)(13)(post-November 24, 2008 form)
          With Minimum Guarantee Death Benefit                                          1.75%(9)
          Converted from Minimum Accumulation Benefit                                   1.75%(10)
------------------------------------------------------------------------------------------------------------------------
    Guaranteed Lifetime Withdrawal Benefit (as a percentage
    of average monthly Contract Value for the prior Contract
    Year)(13)(pre-November 24, 2008 form)
          With Minimum Guarantee Death Benefit                                          1.00%(9)
          Converted from Minimum Accumulation Benefit                                   1.00%(10)
------------------------------------------------------------------------------------------------------------------------
    Guaranteed Minimum Accumulation Benefit (as a
    percentage of average daily Benefit Basis(12) for the prior
    Contract Year) (13)(post-November 24, 2008 form)                                    1.75%(11)
------------------------------------------------------------------------------------------------------------------------
    Guaranteed Minimum Accumulation Benefit (as a
    percentage of average monthly Contract Value for the
    prior Contract Year)(13)(pre-November 24, 2008 form)                                1.00%(11)
------------------------------------------------------------------------------------------------------------------------

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectuses for the Funds.

RANGE OF FUND EXPENSES


------------------------------------------------------------------------------------------------------
                                                                                  Minimum     Maximum
------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (total of all expenses that are deducted
from Fund assets, including management fees, and other expenses)                   0.72%       1.52%
------------------------------------------------------------------------------------------------------

The expenses used to prepare this table were provided to us by the Funds. The expenses shown reflect the highest and lowest expenses incurred for the year ended December 31, 2010, rounded to the nearest one hundredth of one percent. Current or future expenses may be greater or less than those shown. The table showing the range of expenses for the portfolios takes into account the expenses of several Ultra Series Fund allocation portfolios that are "fund of funds." A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios, including exchange traded funds (each such portfolio, an "Acquired Fund"). Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, we took into account the information received from the Ultra Series Fund on the combined actual expenses for each of the "fund of funds" and the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by an Ultra Series Fund allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Ultra Series Fund for a presentation of the applicable Acquired Fund fees and expenses.

(1) The Purchase Payment Credit Benefit endorsement is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit. For information on the Purchase Payment Credit Endorsement see "DESCRIPTION OF THE CONTRACT, Extra Credit Plan".

(2) The surrender charge declines to 0% after the purchase payment has been in the Contract for seven years for the B-Share Class and for the B-Share Class with Purchase Payment Credits elected. The surrender charge declines to 0% after the purchase payment has been in the Contract for four years for the L-Share Class. For Contracts issued in connection with plans qualified under Section 457(f) of the Code choosing the B-Share class, the surrender charge will be based on the Contract Year and not on how long the purchase payment has been in the Contract.

(3)  We currently do not impose this fee.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (at an effective annual rate of 6.50%) and the amount of interest we credit to the Loan Account (currently, an effective annual rate of 4.50%), guaranteed to be at least an effective annual rate of 3.00%. The current loan spread is 2.00%.

(5) There is currently no charge for the change of Annuitant endorsement. However, if you exercise the right provided by this endorsement during the first two Contract Years, we may charge up to $150 for expenses incurred. This fee will be deducted from Contract Value on a pro-rata basis.

(6) There is currently no charge for the Income Payment Increase endorsement; however, we may charge up to $150 if the option provided by this endorsement is utilized.

(7) The annual Contract fee is currently waived if the Contract Value is $50,000 or more.

(8) These rider fees are deducted from Contract Value on Contract Anniversary or at the time of surrender, death, or rider termination. Fees for each of these riders are not deducted until the first Contract Anniversary if the rider is elected at Contract issue.


(9) We currently charge 0.95% for the Guaranteed Lifetime Withdrawal Benefit riders with Minimum Guarantee Death Benefit issued on and after May 1, 2010. For a description of the current Guaranteed Lifetime Withdrawal Benefit rider, see "OPTIONAL BENEFIT RIDERS, Income Protector". If your state had not approved the current version of the rider before the rider was issued to you or your application was dated prior to May 1, 2010, you may pay a different current charge. The rider version generally issued after October 18, 2009 but before May 1, 2010 has a current charge of 1.05%. The rider version generally issued after April 30, 2009 but before October 19, 2009 has a current charge of 0.85%. The rider version generally issued after November 23, 2008 but before May 1, 2009 has a current charge of 0.70%. The rider version generally issued after October 28, 2007 but before November 24, 2008 has charge of 0.65% (Minimum Guarantee Death Benefit) and 0.80% (Maximum Anniversary Death Benefit) of the monthly Contract Value for the prior Contract Year. The rider version generally issued after October 29, 2006 but before October 28, 2007 has a current charge of 0.60% of the monthly Contract Value for the prior Contract Year. The current charges are guaranteed for the Benefit Period. They will not change unless you choose to Step-Up your benefit.

(10) We currently charge 0.95% for Guaranteed Lifetime Withdrawal Benefit riders issued as conversions from the Guaranteed Minimum Accumulation Benefit riders issued on and after May 1, 2010. If your state had not approved the current version of the rider before the rider was issued to you or your application was dated prior to May 1, 2010, you may pay a different current charge. The rider version generally issued after October 18, 2009 but before May 1, 2010 has a current charge of 1.05%. The rider version generally issued after April 30, 2009 but before October 19, 2009 has a current charge of 0.85%. The rider version generally issued after November 23, 2008 but before May 1, 2009 has a current charge of 0.70%. The rider version generally issued after October 28, 2007 but before November 24, 2008 has a charge 0.65% of the monthly Contract Value for the prior Contract Year. The current charges are guaranteed for the Benefit Period. They will not change unless you choose to Step-Up your benefit.

(11) The current charge for Guaranteed Minimum Accumulation Benefit riders issued on and after October 19, 2009 is 1.05%. For a description of the current Guaranteed Minimum Accumulation Benefit rider, see "OPTIONAL BENEFIT RIDERS, Principal Protector". If your state had not approved the current version of the rider before the rider was issued to you or your application was dated prior to October 19, 2009, you may pay a different current charge. The rider version generally issued after April 30, 2009 but before October 19, 2009 has a current charge of 0.80%. The rider version generally issued after November 23, 2008 but before May 1, 2009 has a current charge of 0.65%. The rider version generally issued after October 29, 2006 but before November 24, 2008 has a current charge of 0.50% of the average monthly Contract Value for the prior Contract Year. This current charge is guaranteed for the Benefit Period. It will not change unless you elect to Step-Up your benefit or renew your Benefit Period.

(12) At issue, Benefit Basis is equal to your initial Net Purchase Payment.

(13) If the current Guaranteed Lifetime Withdrawal Benefit or Guaranteed
     Minimum Accumulation Benefit rider was not approved in your state before the rider was issued to you or your application for the rider is dated prior to May 1, 2009, a prior, approved version of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, respectively, may have been issued, which has different charges than the current rider. Information about prior versions of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders, including the charges for these riders, is available in the appendices to this Prospectus.

(14) State premium taxes that currently range from 0% to 3.50% may also be deducted.


EXAMPLES OF MAXIMUM CHARGES
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Examples show the maximum costs of investing in the Contract, including surrender charges, the annual Contract fee (after being converted into a percentage), the total Variable Account annual expenses for the L-Share Class, the 3% Annual Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, the Earnings Enhanced Death Benefit, the Guaranteed Minimum Accumulation Benefit charge and the maximum Annual Fund Operating Expenses for the year ended December 31, 2010. These costs reflect the most expensive combination of Contract charges for this period. The Examples assume the election of a combination of riders, endorsements and other features with the highest charges. The Examples do not include a Guaranteed Lifetime Withdrawal Benefit or Spouse Death Benefit rider, because these riders cannot be elected on Contracts with the riders included above.


The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


(1) If you surrender your Contract (or you annuitize the Contract under Income Payout Option 2A (with fixed Income Payments) or Options 3-8) at the end of the applicable time period:

--------------------------------------------------------------------------------
           1 Year             3 Years        5 Years         10 Years
           $1,298             $2,265         $2,859           $5,638
--------------------------------------------------------------------------------

(2) If you do not surrender your Contract (or you do not annuitize the Contract under Income Payout Option 2A (with fixed Payments) or Options 3-8) at the end of the applicable time period:

--------------------------------------------------------------------------------
           1 Year             3 Years        5 Years         10 Years
            $578              $1,725         $2,859           $5,638
--------------------------------------------------------------------------------


The Examples are illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples. The Examples provided above assume that no transfer charges, or premium taxes have been assessed.

For purposes of the Fee Table and Examples, we assume that the Contract is owned before the Payout Date. Different fees and charges apply after the Payout Date. (See CHARGES AND DEDUCTIONS.)

APPENDIX A TO THE PROSPECTUS PROVIDES CERTAIN FINANCIAL INFORMATION CONCERNING THE SUBACCOUNTS, INCLUDING INFORMATION ABOUT ACCUMULATION UNIT VALUES.

                                     SUMMARY
================================================================================
The following section summarizes certain provisions that we describe in more detail later in the Prospectus.


WHO CAN PURCHASE A CONTRACT?
We issue Contracts to individuals or to employers or other groups in connection with retirement plans. However, new Contracts may not be available or will only have limited availability on or after June 1, 2011.


HOW DOES THE "FREE LOOK" OR "RIGHT TO EXAMINE" PERIOD WORK?
You may cancel the Contract within 10 days after you receive it. If you cancel it during this period, your refund will be equal to either (1) the Contract Value less any Purchase Payment Credits, or (2) the greater of (a) Contract Value less any Purchase Payment Credits or (b) your purchase payments less any withdrawals. Which option applies to you will depend on your state's law. Call us for more information on your right to examine. We may require that you return your Contract.

In the first case, you bear the investment risk of allocating to the Subaccounts from the issue date to the date the Contract is taken off our books, which will be as of the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m., Central Time) after the Contract is cancelled. Depending upon the investment performance of the Subaccounts you select, you may lose money. In the second case, you receive the benefit of any investment gains, but we bear the risk of any investment losses, from the issue date to the date the Contract is taken off our books.

WHAT PURCHASE PAYMENTS AM I REQUIRED OR PERMITTED TO MAKE?
Generally, you must make payments totaling $5,000 within the first 12 months of the Contract. Certain Qualified Contracts, Contracts exchanged pursuant to
Section 1035 of the Code, and Contracts sold to our employees and those of our affiliates have lower minimum purchase amounts. Unless you pay the minimum purchase amount in full at the time of application, an automatic purchase payment plan must be established resulting in the minimum purchase amount being paid before the end of the first 12 months after the Contract

Issue Date. The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. We may choose not to accept certain purchase payments. Further, we will add a Contract Value Increase Enhancement to the Owner's Contract Value when the Owner makes a purchase payment if the Owner's cumulative Net Purchase Payments equal or exceed $500,000. In addition, the Owner may elect the Purchase Payment Credit Benefit, if available, which adds Purchase Payment Credits to his or her Contract Value each time he or she makes a purchase payment.

HOW DOES THE VARIABLE ACCOUNT WORK?
You may allocate purchase payments and Purchase Payments Credits, if elected, to one or more of the Subaccounts of the Variable Account. Each Subaccount invests solely in a corresponding underlying Fund. The investment performance of the Funds will affect the Subaccount to which you allocate your purchase payments and your Contract Value. You bear the investment risk of allocating to the Subaccounts.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, there are restrictions on the available Subaccounts in which you may invest. (See DESCRIPTION OF CONTRACT, Allocation of Purchase Payments and OPTIONAL BENEFIT RIDERS.)

HOW DOES THE FIXED ACCOUNT WORK?
The Fixed Account is an account under the Contract funded by the General Account. It is not part of or dependent upon the investment performance of the Variable Account. We offer a six-month Fixed Period (a one-year Fixed Period is also available to Connecticut residents). When you allocate to the Fixed Account, that Fixed Amount will earn at least the guaranteed minimum interest rate specified in your Contract, which will never be less than the statutory minimum interest rate, for the Fixed Period you select. We may, but are not obligated to, credit your Fixed Amount with a higher current interest rate. There are certain restrictions on allocations to the Fixed Account. (See CUNA MUTUAL INSURANCE SOCIETY, THE VARIABLE ACCOUNT, AND THE FUNDS, The Fixed Account.)


WHAT IS THE FOUNDATION ACCOUNT?
The Foundation Account is a Subaccount of the Variable Account that invests in the Ultra Series Fund Bond Fund, and is only offered as part of the Benefit Allocation Plans in connection with the Guaranteed Lifetime Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Maximum Accumulation Benefit rider, we may require you to allocate a specific percentage of your purchase payment(s) to the Foundation Account, and we may require a specific dollar amount to be allocated to the Foundation Account if a Step-Up occurs or you request a transfer. Allocations to the Foundation Account occur only at the time of purchase payment, Step-Up or transfer. Contract Value allocated to the Foundation Account is not re-balanced due to investment performance. The Foundation Account is one of two available Subaccounts that invest in the Ultra Series Bond Fund. The other, which is called the Ultra Series Bond Subaccount, is available to all Contracts. Allocations to the Ultra Series Bond Subaccount do not count toward any required allocation to the Foundation Account.

If you have elected a Benefit Allocation Plan that requires an allocation to the Foundation Account and you take a partial withdrawal from the Foundation Account before the Contract Value in your other allocation options is exhausted, YOUR GUARANTEED LIFETIME WITHDRAWAL OR GUARANTEED MINIMUM ACCUMULATION BENEFIT, AS APPLICABLE, WILL TERMINATE, UNLESS OTHERWISE PROHIBITED BY APPLICABLE LAW. In addition, we will not deduct certain contract charges from the Foundation Account unless there is insufficient Contract Value in your other allocation options, unless required to do so by applicable law.


CAN I TRANSFER MY CONTRACT VALUE AMONG THE SUBACCOUNTS?
On or before the Payout Date, you may transfer all or part of the Contract Value among the Subaccounts or the Fixed Account, subject to certain restrictions. No fee currently is charged for transfers, but we may charge $10 for each transfer. We may impose additional restrictions on transfers that violate our disruptive trading procedures. There are several specialized transfer programs available at no cost under the Contract. These include:

    o The dollar-cost averaging program under which we will transfer a specified dollar amount on a monthly, quarterly, semi-annual or annual basis to one or more Subaccounts you select;
    o The portfolio rebalancing program under which we will transfer Variable Contract Value on a monthly, quarterly, semi-annual or annual basis between and among the Subaccounts to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts; and
    o The systematic transfer program under which we will systematically or automatically transfer Variable Contract Value on a monthly, quarterly, semi-annual or annual basis between and among the Subaccounts.


If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, there are restrictions on the available Subaccounts into which you may transfer without terminating the benefits under these riders, to the extent allowed by applicable law. In addition, depending on the Benefit Allocation Plan you elect, we may require that you allocate a specific dollar amount to the Foundation Account if you request a transfer. (See DESCRIPTION OF CONTRACT, Allocation of Purchase Payments and OPTIONAL BENEFIT RIDERS.)

CAN I MAKE A WITHDRAWAL FROM MY CONTRACT?

You may withdraw part of your Contract's Surrender Value by Written Request to us on or before the Payout Date, subject to certain limitations. You may also elect to receive periodic partial withdrawals under a systematic withdrawal plan.


If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider and a Benefit Allocation Plan that includes the Foundation Account and you withdraw Contract Value from the Foundation Account before the Contract Value in your other allocations is exhausted, your benefit will terminate unless prohibited by applicable law. (See OPTIONAL BENEFIT RIDERS).


You may also surrender the Contract, and receive its Surrender Value, by sending us a Written Request before the Payout Date.

Withdrawals and surrenders may have adverse tax consequences, including the imposition of a penalty tax on withdrawal or surrender amount if taken before the Owner reaches age 59 1/2, and may be restricted under certain Qualified Contracts. Withdrawals and surrenders may also be subject to surrender charges.

WHEN WILL I RECEIVE A PAYOUT?
You select the Payout Date, subject to certain limitations. On the Payout Date, the Payout Proceeds will be applied to an Income Payout Option, unless you choose to receive the Surrender Value in a lump sum. Income Payments may have tax consequences. If you elect a Guaranteed Lifetime Withdrawal Benefit, your anticipated Payout Date may be extended so that you can continue receiving Lifetime Withdrawals under your rider (See OPTIONAL LIVING BENEFITS).

SHOULD I REPLACE AN EXISTING CONTRACT WITH THIS CONTRACT?
It may not be in your best interest to surrender, lapse, change, or borrow from an existing life insurance policy or annuity contract in connection with the purchase of the Contract. Before doing so, you should compare both contracts carefully. Remember that if you exchange another contract for one described in this Prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and under this Contract there will be a new surrender charge period, other charges may be higher, and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). Also, because we will not issue the Contract until we have received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed.


DOES THE CONTRACT OFFER ANY DEATH BENEFITS?
If the Annuitant dies before the Payout Date, we will pay the death benefit to the Beneficiary. We offer several death benefit options. The basic death benefit is available without an additional charge and is equal to the greater of: (i) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day we receive Due Proof of Death; or (ii) Contract Value as of the Valuation Day we receive Due Proof of Death less any Purchase Payment Credits applied within 12 months of the Annuitant's death.


For a fee, we offer the following optional death benefit riders:

     o   Maximum Anniversary Death Benefit rider;

     o   3% Annual Guaranteed Death Benefit rider;

     o   Earnings Enhanced Death Benefit rider; and

     o   Spouse Beneficiary Death Benefit rider. (See OPTIONAL DEATH BENEFITS.)

In addition, if you elect the Guaranteed Lifetime Withdrawal Benefit at the time that your contract is issued, a minimum guarantee death benefit is integrated into that benefit. That death benefit takes the place of the standard death benefits offered in the Contract. You may not elect an optional death benefit if you elect a Guaranteed Lifetime Withdrawal Benefit.

DOES THE CONTRACT OFFER ANY LIVING BENEFITS?
We offer two types of living benefits for a fee, which will be charged for a minimum period even if the benefit terminates (unless prohibited in your state). You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both. The Guaranteed Lifetime Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of Contract Value. Under the Guaranteed Minimum Accumulation Benefit, we guarantee your Contract Value will at least equal the Benefit Basis less adjustments for partial withdrawals. There are certain conditions associated with the living benefits, including allocation restrictions. If you violate them, your benefit will terminate. In addition, excess withdrawals may adversely affect the benefits provided.

Note, other riders you choose will terminate if you choose the Guaranteed Lifetime Withdrawal Benefit rider and extend the Payout Date beyond the anticipated Payout Date shown on your Data Pages. See OPTIONAL BENEFIT RIDERS for additional information on living benefits.

ARE THE CONTRACT TERMS THE SAME IN EVERY STATE?
Although this Prospectus describes all the material rights and obligations under the Contract, certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. Contact us or see your Contract, riders and endorsements for specific variations.

WHY AREN'T SOME OF THE FEATURES DESCRIBED HERE AVAILABLE IN MY CONTRACT?
We make changes to the features available in the Contract from time to time. If the related Contract form was not yet approved in your state when your Contract (or applicable endorsement or rider) was issued, you may have been issued a prior version. Information about how the features of prior versions differ from those described here is available in the appendices to this Prospectus.

ARE OTHER TYPES OF ANNUITY CONTRACTS AVAILABLE?
We no longer issue any other variable annuity contracts. However, we do offer other types of annuity contracts with features and charges that are different from this Contract. To obtain more information about these other annuity contracts, contact us or your agent.


WHAT SHARE CLASS SHOULD I CHOOSE?
The Contract allows you to select one of two different charge structures subject to state availability based on your specific situation. Each charge structure is referred to as a "Class." Each Class imposes a different level of surrender and mortality and expense risk charges. Your agent can assist you in selecting the Class that is right for you, based on your needs and preferences. Before we issue the Contract, you must select one of the Classes. Once you select a Class, you cannot change it.

B-Share Class. This Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years. The mortality and expense risk charge for B-Share Class Contracts is 1.15% (assessed daily, as an annual percentage of average Variable Contract Value).

For B-Share Class Contracts issued in conjunction with plans that qualify under
Section 457(f) of the Code that do not choose the Extra Credit Plan, surrender charges will apply from the Contract Issue Date to the date of surrender, rather than from the number of years since the purchase payment was made, unless you choose the Extra Credit Plan.

L-Share Class. This Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the four years following the date each payment is credited to your Contract. Beginning on the fourth Contract Anniversary, there is no surrender charge on any purchase payments. The mortality and expense risk charge for L-Share Class Contracts is 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).

You may wish to purchase a B-Share Class Contract if you are not concerned about the need for access to 100% of your Contract Value without paying a surrender charge over the seven years after you make a purchase payment. The B-Share Class Contracts' mortality and expense risk charges are lower than those of the L-Share Class Contracts. Also, you may only elect the Purchase Payment Credit Benefit if you elect the B-Share Class.

You may wish to purchase an L-Share Class Contract if you feel you will need access to 100% of your money without paying a surrender charge after four years from the Contract Issue Date. You will pay higher expenses (including higher mortality and expense risk charges) for this additional liquidity.

ARE THERE TAX ADVANTAGES TO PURCHASING THE CONTRACT?
An advantage of the Contract is that it provides the ability to accumulate Contract Value on a tax-deferred basis. However, the purchase of a Qualified Contract to fund a tax-qualified retirement plan does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. Therefore, Qualified Contracts should be purchased for other features and benefits offered under the Contract, such as guaranteed death benefits or Income Payout Options.

Generally, any distribution from your Contract may result in taxable income. A 10% federal penalty tax may also apply to distributions before age 59 1/2. For a further discussion of the federal income tax status of variable annuity contracts see FEDERAL TAX MATTERS.

ARE DISCOUNTS OR WAIVERS AVAILABLE?
The Contract is available for purchase by corporations and other groups. We may reduce or waive certain charges (surrender charge, Annual Contract Fee, or other charges) where the size or nature of such sales results in savings to us with respect to sales, administrative, or other costs. We also may reduce or waive charges on Contracts sold to our officers, directors, and employees or those of our affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.

Generally, we may reduce or waive charges based on a number of factors, including:

     o   The number of Owners;
     o   The size of the group of purchasers;
     o   The total premium expected to be paid;
     o   Total assets under management for the Owner;
     o   The purpose for which the Contracts are being purchased;
     o   The expected persistency of individual Contracts; and
     o Any other circumstances which are rationally related to the expected reduction in expenses.

Contact our service center or your agent for more information about charge reductions and waivers.

WHAT CHARGES WILL I PAY?
The Contract contains the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). There are no sales charges deducted at the time purchase payments are made. The length and amount of the surrender charge assessed depends on the share class you elect and whether you elect the Purchase Payment Credit Benefit.

The B-Share Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment, unless you also elect the Purchase Payment Credit Benefit. If you do so, the maximum surrender charge is 9.00%. In both cases, the percentage decreases by 1.00% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years.

The L-Share Class imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the 4 years following the date each payment is credited to your Contract. Beginning on the fifth Contract Anniversary, there is no surrender charge on any purchase payments.

Please note, however, that for Contracts issued in connection with plans qualified under Section 457(f) of the Code under the B-Share Class, the surrender charge is based on the Contract Year and not on the number of years the purchase payment has been in the Contract, unless you choose the Extra Credit Plan. The surrender charge is 8% of payment withdrawn within one year of the Contract Issue Date. The surrender charge decreases by 1% for each full year that passes from the issue date until the seventh full year has passed, at which point the surrender charge is zero.

Surrender charges will be deducted from remaining Contract Value. However, you may elect instead to have surrender charges deducted from the amount you withdraw. If you do not request otherwise, we will deduct the surrender charges from remaining Contract Value.

Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect the Purchase Payment Credit Benefit, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.

Annual Contract Fee. The Contract has an annual Contract fee of $30. (This fee is currently waived if the Contract Value is $50,000 or more on the date the fee is deducted.)

Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts. The charge is deducted at an annual rate of 1.15% of average Variable Contract Value for B-Share Class Contracts and is 1.65% for L-Share Class Contracts. If you elect to receive a B-Share Class Contract with Purchase Payment Credits, the mortality and expense risk charge is deducted at an annual rate of 1.60% of average Variable Contract Value.

Administrative Charge. We deduct a daily administrative charge to compensate us for certain administrative expenses we incur. The charge is deducted at an annual rate of .15% of average Variable Contract Value.

Premium Expense Charge. We deduct a charge for any state or local premium taxes applicable to a Contract. We may deduct premium taxes at the time we pay such taxes. State premium taxes currently range from 0% to 3.50%.

Loan Interest Charge. We charge an annual interest rate of 6.50% on loans. We will credit at least 3.00% to amounts held in the Loan Account to secure a loan. Therefore, the maximum loan interest spread (i.e., the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts in the Loan Account) is no more than 3.50%. The current loan interest spread is 2.00%

Rider/Endorsement Charges. We deduct a charge on each Contract Anniversary for each of four optional death benefit riders. The charge for the Maximum Anniversary Death Benefit rider is 0.15% of the average monthly Contract Value for the prior Contract Year.

The charge for the 3% Annual Guarantee Death Benefit rider is 0.20% of the average monthly Contract Value for the prior Contract Year. The charge for the Earnings Enhanced Death Benefit rider is 0.30% of the average monthly Contract Value for the prior Contract Year. The charge for the Spouse Beneficiary Death Benefit rider is 0.05% of the average monthly Contract Value for the prior Contract Year.

We deduct a charge on each Contract Anniversary for each living benefit rider. The maximum charge for each of the Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit rider is 1.75%. If the current Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider is not approved in your state or your application for the rider is dated prior to May 1, 2010, a prior, approved version of the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, respectively, may be issued, which has different charges than the current rider. Information about prior versions of the Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders, including the charges for these riders, is available in the appendices to this Prospectus.

We may charge an administrative fee, not to exceed $150, for each of the Income Payment Increase Endorsement and the Change of Annuitant Endorsement.

Transfer Processing Fee. Currently no fee is charged for transfers. However, we may charge $10 for each requested transfer.

Duplicate Contract Request. You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract.

Research Fee. We may charge you a fee of up to $50 when you request information that is duplicative of information previously provided to you and requires extensive research.


Other Information. We pay compensation to broker-dealers who sell and service the Contracts.


       CUNA MUTUAL INSURANCE SOCIETY, THE VARIABLE ACCOUNT, AND THE FUNDS
================================================================================
CUNA MUTUAL INSURANCE SOCIETY
We are a mutual life insurance company organized on May 20, 1935 and domiciled in Iowa. We are one of the world's largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

You may write us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or call us at 1-800-798-5500.


As of December 31, 2010, we and our subsidiaries had approximately $15.4 billion in assets and we had more than $68 billion of life insurance in force.


We do not file reports under the Securities Exchange Act of 1934, as amended, in reliance on applicable regulation.

CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
The Variable Account was established as a separate account of CUNA Mutual Life Insurance Company on December 14, 1993. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society as of December 31, 2007. The Variable Account invests in the Funds described below. The Variable Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or of us by the SEC. The Variable Account is also subject to the laws of the State of Iowa, which regulate the operations of insurance companies domiciled in Iowa.


The Variable Account is divided into a number of Subaccounts, which may change from time to time. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses of each Subaccount are credited to or charged against that Subaccount, and reflect only the Subaccount's investment experience and not the investment experience of our other assets.


Although the assets in the Variable Account are our property, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business we may conduct. The assets of the Variable Account that exceed our liabilities under the Contracts may be transferred by us to the General Account and used to pay our liabilities. All obligations arising under the Contracts are our general corporate obligations.


THE FUNDS
The Subaccounts invest in the series of Funds, including series of Ultra Series Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), BlackRock Variable Series Funds, Inc., Franklin Templeton Variable Insurance Products Trust, Oppenheimer

Variable Account Funds, Panorama Series Fund, Inc., and PIMCO Variable Insurance Trust. Fund distributions to the Subaccounts are automatically reinvested at net asset value in additional shares of the Funds.


The investment objectives and policies of each Fund are summarized below. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES. More detailed information, including a description of risks and expenses, may be found in the Funds' prospectuses, which must accompany or precede this Prospectus. The Funds' prospectuses should be read carefully and retained for future reference. Please contact your agent or call us to obtain a prospectus for one of the Funds.


We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance, fees, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund, its investment adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described below under "Servicing Fees and Other Fund-Related Payments" and "Distribution of the Contract." We review the Funds periodically and may remove or limit a Fund's availability to new purchase payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.


Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management fees that the Funds pay their respective investment advisers, and in some cases, subadvisers (see the Funds' prospectuses for more information). As discussed above, an investment adviser or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.


From time to time, the Funds may reorganize or merge with other mutual funds. If that occurs, we will process any instructions to allocate to the Subaccount investing in the merged fund post-merger instead to the Subaccount investing in the surviving fund.


Ultra Series Fund

Conservative Allocation Fund (Class I or Class II). This Fund seeks income, capital appreciation and relative stability of value by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs).


Moderate Allocation Fund (Class I or Class II). This Fund seeks capital appreciation, income and moderated market risk by investing primarily in shares of underlying funds, including ETFs.


Aggressive Allocation Fund (Class I or Class II). This Fund seeks capital appreciation by investing primarily in shares of underlying funds, including ETFs.

Money Market Fund (Class I or Class II). This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

During extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.

Bond Fund (Class I or Class II). This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk.

High Income Fund (Class I or Class II). This Fund seeks high current income. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Diversified Income Fund (Class I or Class II). This Fund seeks a high total return through the combination of income and capital appreciation.

Equity Income Fund (Class I or Class II). The Fund seeks to provide consistent total return and, secondarily, to provide a high level of income and gains from option premiums.

Large Cap Value Fund (Class I or Class II). This Fund seeks long-term capital growth with income as a secondary consideration.

Large Cap Growth Fund (Class I or Class II). This Fund seeks long- term capital appreciation.

Mid Cap Fund (Class I or Class II). This Fund seeks long-term capital appreciation.

Small Cap Fund (Class I or Class II). This Fund seeks long-term capital appreciation.

International Stock Fund (Class I or Class II). This Fund seeks long-term growth of capital.

Madison Asset Management, LLC, in which we have an ownership interest, serves as investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the trustees of the Ultra Series Fund.


The Ultra Series Class I Subaccounts are available for Contracts issued before May 1, 2009. The Ultra Series Class II Subaccounts are available for Contracts issued on and after May 1, 2009.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)


Invesco V.I. Global Real Estate Fund (Series II). This Fund seeks total return through growth of capital and current income. The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of real estate and real estate-related issuers.

Invesco V.I. Government Securities Fund (Series II). This Fund seeks total return, comprised of current income and capital appreciation.

Invesco Van Kampen V.I. Growth and Income Fund (Class II). This Fund seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.

Invesco Van Kampen V.I. Mid Cap Growth Fund (Class II). This Fund seeks capital growth by investing primarily in common stocks and other equity securities of medium-sized growth companies.

Invesco Advisers, Inc. serves as the investment adviser to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Asset Management Limited serves as sub-adviser for Invesco V.I. Global Real Estate Fund.

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund (Class III). The Fund seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.

BlackRock Advisors, LLC, serves as the investment manager to the BlackRock Global Allocation V.I. Fund. The Fund's sub-advisers are BlackRock Investment Management LLC and BlackRock International Limited.


Franklin Templeton Variable Insurance Products Trust

Franklin High Income Securities Fund (Class 4). This Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests 66% to 80% or more in debt securities offering high yield (commonly known as "junk bonds") and expected total return.

Franklin Income Securities (Class 4). This Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

Mutual Global Discovery Securities Fund (Class 4). This Fund seeks capital appreciation. The Fund normally invests 66% to 80% in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Franklin Advisors, Inc. serves as the investment adviser to the Franklin High Income Securities Fund and the Franklin Income Securities Fund. Franklin Mutual Advisers LLC serves as the investment adviser to the Mutual Global Discovery Securities Fund.

Oppenheimer Variable Account Funds


Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA(Service Class). (f/k/a Oppenheimer Main Street Small Cap Fund/VA). This Fund seeks capital appreciation by investing mainly in common stocks of small-capitalization and mid-capitalization companies. Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of companies having a market capitalization range of the Russell 2500(TM) Index.


Oppenheimer Main Street Fund/VA (Service Class). This Fund seeks high total return. The Fund currently invests mainly in common stocks of U.S. companies of different capitalization ranges based on fundamental analysis and quantitative models. The Fund currently focuses on larger capitalization issuers.

OppenheimerFunds, Inc. serves as the investment adviser to the Oppenheimer Variable Account Funds.

Panorama Series Funds, Inc.


Oppenheimer International Growth Fund/VA (Service Class). The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers that are domiciled or that have their primary operations in at least three different countries outside of the United States and may invest 100% of its assets in foreign companies. The Fund mainly invests "growth companies," which are companies whose earnings and stock prices are expected to increase at a faster rate than the overall market. The Fund may invest up to 25% of its total assets in emerging markets.


OppenheimerFunds, Inc. serves as the investment adviser to the Panorama Series Funds, Inc.

PIMCO Variable Insurance Trust


CommodityRealReturn(R) Strategy Portfolio (Advisor Class). The Portfolio seeks maximum real return consistent with prudent investment management. The portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. The Portfolio may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.


The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the "CRRS Subsidiary"). These commodity index-linked notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Portfolio may also gain exposure to commodity markets by investing in the CRRS Subsidiary. The CRRS Subsidiary is advised by PIMCO, and has the same investment objective as the Portfolio.


Total Return Portfolio (Advisor Class). The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of March 31, 2010 was 4.68 years.

The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc., or equivalently rated by S&P or Fitch or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.

Global Bond Portfolio (Unhedged) (Advisor Class). This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Portfolio normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global FX New York Index Unhedged in USD, which as of March 31, 2010 was 6.33 years.


The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

PIMCO serves as the investment adviser to the PIMCO Variable Insurance Trust.


The Funds described above are not available for purchase directly by the general public, and are not the same as other mutual funds with very similar or nearly identical names that are sold directly to the public.

The investment performance and results of the Funds may be lower, or higher, than the investment results of such other (publicly available) portfolios.

There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund, even if the other mutual fund has the same investment advisor and the same investment objectives and policies, and a very similar name.


AVAILABILITY OF FUNDS
The Variable Account purchases shares of a Fund in accordance with a participation agreement. If a participation agreement terminates, the Variable Account may not be able to purchase additional shares of the Fund(s) covered by the agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Contract Value to the Subaccount investing in the Fund.

SERVICING FEES AND OTHER FUND-RELATED PAYMENTS

We have entered into agreements with the investment adviser or distributor of certain Funds pursuant to which the investment adviser or principal underwriter pays us a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts established by us and our affiliates) in the Fund. These percentages vary and currently range from 0.10% to 0.25% of each Fund's average daily net assets. The percentage amount is based on assets of the particular Fund attributable to the Contract issued by us (or an affiliate). The amounts we receive under the servicing agreements may be significant.

The servicing fees are for administrative services provided to the Funds by us and our affiliates. These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Funds. Owners, through their indirect investment in the Funds, bear the costs of the investment management fees.

In addition, each of the Funds has adopted Rule 12b-1 distribution and/or services plans. Such plans allow the Fund to pay fees to those who sell or distribute Fund shares and/or provide services to shareholders and Owners. Each of those Funds describes its Rule 12b-1 plan in its prospectus. Under certain Rule 12b-1 plans, we may receive fees for providing shareholder services to Funds. Furthermore, under certain Rule 12b-1 plans, CBSI may receive fees for providing distribution services to the Funds. Rule 12b-1 fees are deducted from Fund assets and, therefore, are indirectly borne by Contract Owners.


As disclosed above, we have a minority ownership interest in Madison Asset Management, LLC, the investment advisor for the Ultra Series Fund. We expect to receive revenue from Madison Asset Management, LLC or an affiliate that is based, in part, on the amount of assets in the Ultra Series Fund.


VOTING RIGHTS
Owners with Variable Contract Value are entitled to certain voting rights for the Funds underlying the Subaccounts to which they have allocated. We will vote Fund shares attributable to Owners at shareholder meetings based on instructions from such Owners. However, if the law changes and we are allowed to vote in our own right, we may elect to do so.

Owners with voting rights in a Fund will be notified of issues requiring shareholder vote as soon as possible before the shareholder meeting. They will be provided with materials that describe the proposal(s) and information on how to provide us voting instructions. We will vote shares for which no instructions are received in the same proportion as those that are received. This means that a small number of Owners may control the outcome of the vote.

Before the Payout Date, the number of shares an Owner may vote is determined by dividing the Subaccount Value by the net asset value of that Fund. On or after the Payout Date, an Owner's voting interest, if any, is determined by dividing the dollar value of the liability for future variable Income Payments to be paid from the Subaccount by the net asset value of the Fund underlying the Subaccount. The determination will be made as of the record date set by the Fund.

MATERIAL CONFLICTS
The Funds may be offered to both separate accounts funding variable universal life insurance policies and to separate accounts funding variable annuity contracts; to separate accounts of affiliated and unaffiliated insurance companies; and to employee benefit plans that may or may not be affiliated with us. We do not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interest of the Variable Account and one or more of the other separate accounts or employee benefit plans in which the Funds are available. Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Owners and other Fund shareholders. If a material conflict occurs, we will take steps to protect Owners and variable annuity Payees, which may include withdrawing the Variable Account from participation in the Fund(s) involved in the conflict.

FUND SUBSTITUTION

We may substitute shares of other mutual funds for shares already purchased or to be purchased in the future if either of the following occurs:

     (1) shares of a current Fund are no longer available for investment; or
     (2) further investment in a Fund is inappropriate.

The substituted funds may have higher fees and expenses. Funds and classes may be added to the product, but their availability may be limited to certain categories of Owners. Funds may also be closed to allocations of purchase payments or Contract Value, or both, and to all or only certain categories of Owners. No substitution, elimination, or combination of shares may take place without any required approval of the SEC and state insurance departments and required notice to you.

THE FIXED ACCOUNT
The Fixed Account is a part of our General Account, which contains all of our assets other than those in separate accounts. The General Account is used to support our annuity and insurance obligations, and is not segregated or insulated from the claims of our creditors. Owners look to our financial strength for our insurance guarantees. More specifically, any guarantees under your Contract that exceed your Contract Value are supported by our General Account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay in excess of Contract Value are subject to (i) our financial strength and claims-paying ability, and (ii) the risk that we may not be able to cover, or may default on, our obligations under those guarantees. The financial statements provided in the Statement of Additional Information include a discussion of our General Account investments. However, Owners have no ownership interest in the General Account assets and do not participate in the performance of the General Account.

The General Account is not subject to the same laws as the Variable Account and the SEC has not reviewed material in this Prospectus relating to the Fixed Account. However, information relating to the Fixed Account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure.

We may restrict purchase payments and transfers to the Fixed Account if the yield on investments does not support the statutory minimum interest rate. We may also restrict purchase payments and transfers to the Fixed Account if your Fixed Account Value exceeds $1 million. For Contracts issued in Connecticut, we may restrict allocations to a Fixed Account to the lesser of 25% of the Contract Value or $100,000. Contact your agent or us to determine if the Fixed Account is available.

Fixed Periods. We offer a DCA six-month Fixed Period. For Connecticut residents, a one-year Fixed Period is also available. You may allocate purchase payments, any Contract Value Increase Enhancements and any Purchase Payment Credits to the Fixed Account for the Fixed Period you designate. Connecticut residents may also transfer from Subaccount(s) into the one-year Fixed Period. Transfers into a DCA Fixed Period are not permitted. The DCA Fixed Period is used in connection with a dollar cost averaging program. See "DESCRIPTION OF THE CONTRACT, Transfer Privileges" for more information. Prior to May 1, 2010, we offered a one-year DCA Fixed Account on all Contracts where permitted by state law. We no longer offer this option. Non-Connecticut Owners with a Contract Value allocated to the one-year DCA Fixed Period may continue in that period until its expiration.

When you allocate to the Fixed Account, that Fixed Amount will earn at least the minimum guaranteed interest rate stated on your Date Page, which in no case will be less than the statutory minimum interest rate, for the Fixed Period selected. We may, but are not obligated to, credit your Fixed Amount with a higher current interest rate. We have no constant formula for determining current interest rates. Fixed Contract Value will not share in the investment performance of our General Account. Any interest credited on Fixed Amounts in excess of the minimum guaranteed interest rate will be determined in our sole discretion. The Owner, therefore, assumes the risk that interest credited may not exceed the minimum guaranteed rate. Contact your agent or us for more information on the minimum guaranteed interest rate and the current interest rate.

Owners may not select Fixed Periods with expiration dates later than the Contract's current Payout Date.

For Connecticut residents, during the 30-day period prior to the expiration of the one-year Fixed Period, the Owner may transfer the Fixed Amount related to that Fixed Period to any Subaccount available at that time. If an Owner does not provide instructions as to how to reinvest the Fixed Amount, then on the expiration date we will invest the Fixed Amount in another one-year Fixed Period. If, at the expiration of a Fixed Period, less than one year remains until the Payout Date, we will credit the Fixed Amount at least the minimum guaranteed interest rate in effect for your Contract until the Payout Date.

If you designate your Fixed Amount to the DCA Fixed Period, you must make monthly transfers from the Fixed Account to Subaccount(s) you designate in minimum amounts that will fully amortize the Fixed Amount as of the expiration date of the applicable DCA Fixed Period. You can also transfer Fixed Amounts designated to a DCA Fixed Period to available Subaccount(s) at any time.


When the DCA six-month Account is used in conjunction with a living benefit that utilizes the Foundation Account there are additional restrictions. Please refer to the "Benefit Allocation Plan" section under the Income Protector section on page 49 or the "Allocation Restrictions and Benefit Allocation Plans" section under the Principal Protector on page 56 for further clarification.


Fixed Contract Value. The Fixed Contract Value reflects (if applicable):

     o   Net Purchase Payments;
     o any Contract Value Increase Enhancement and Purchase Payment Credits allocated to and Contract Value transferred to the Fixed Account;
     o   Interest credited to Contract Value in the Fixed Account;
     o   Transfers of Contract Value out of the Fixed Account;
     o Surrenders and partial withdrawals from the Fixed Account (including any applicable surrender charges); and
     o   Charges assessed in connection with the Contract.

Fixed Amounts are withdrawn or surrendered on a first-in-first-out basis. The Fixed Account Value is the sum of Fixed Amounts under the Contract. The Fixed Contract Value is guaranteed to accumulate at a minimum effective annual interest rate shown on your Data Pages.

The Fixed Account varies according to the state in which the Contract is issued. Contact your agent or us for information on the availability of the Fixed Account in your state. If you allocated to the Fixed Account prior to May 1, 2009, please see your Contract or contact your agent or us for information on the terms of that apply to your Fixed Amount. You may also find additional information in the Prospectus in effect at the time of your allocation.

                           DESCRIPTION OF THE CONTRACT
================================================================================
ISSUANCE OF A CONTRACT
In order to purchase a Contract, application must be made through a registered representative of CBSI or a registered representative of a broker-dealer that has a selling agreement with CBSI, who in either case must also be appointed as our insurance agent. Applications and initial purchase payments submitted to such agents cannot be processed until we receive them from such representatives at our Mailing Address. There may be delays in our receipt of application that are outside of our control because of the failure of an agent to forward the application to us promptly, or because of delays in determining that the Contract is suitable for you. Any such delays will affect when your Contract is issued and when your purchase payment is allocated among the Subaccounts. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code, except that Contracts are not available to be used as funding vehicles for Code Section 403(b) retirement programs. Neither the Owner nor the Annuitant may be older than age 85 on the Contract Issue Date.

RIGHT TO EXAMINE
The Contract provides for an initial "right to examine" period. The Owner may reject the Contract for any reason within 10 days of receiving it. In some states this period may be longer than 10 days, which, depending on the state, may apply to all Contracts or only to a Contract that is a replacement of another annuity contract. The Contract may be cancelled by Written Request to an agent or to us at our Mailing Address, within 10 days of receipt.

Depending upon the state of issuance of the Contract, the Owner is subject to market risk during the right to examine period. If you are subject to market risk and you choose to reject the Contract during the right to examine period, we will return to you your Contract Value less any Purchase Payment Credits, as calculated on the date we receive a Written Request in good order. Some states may instead require that we refund your purchase payments to you. If your Contract was issued in such state and you choose to reject the Contract during the right to examine period, we will return to you the greater of (1) your Contract Value less any Purchase Payment Credits, as calculated on the date we receive your Written Request in good order or (2) your purchase payments less any withdrawals. We may require that you return your Contract.

Liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to the Owner will be paid by us.

CLASSES
The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes different levels of surrender charges and mortality and expense risk charges. Depending on your needs and preferences, you can choose the Class that best meets your needs. Before we issue your Contract, you must select one of the two Classes offered in the Contract. Once you select a Class, you cannot change it:

B-Share Class - imposes a surrender charge on withdrawals of up to 8% of each purchase payment. This percentage decreases by 1% annually over the seven years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following seven years.

Please note, however, that for Contracts issued in connection with plans qualified under Section 457(f) of the Code under the B-Share Class, the surrender charge is based on the Contract Year and not on the number of years the purchase payment has been in the Contract, unless you choose the Extra Credit Plan. The surrender charge is 8% of payment withdrawn within one year of the Contract Issue Date. The surrender charge decreases by 1% for each full year that passes from the issue date until the seventh full year has passed, at which point the surrender charge is zero.

The mortality and expense risk charge for B-Share Class Contracts is 1.15% (assessed daily, as an annual percentage of average Variable Contract Value).

L-Share Class - imposes a surrender charge on withdrawals of up to 8% of each purchase payment. This percentage decreases by 1% annually over the four years following the date each payment is credited to your Contract. Beginning on the fifth Contract Anniversary, there is no surrender charge on any purchase payments. The mortality and expense risk charge for L-Share Class Contracts is 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).

You may wish to purchase a B-Share Class Contract if you are not concerned about the need for access to 100% of your Contract Value without paying a surrender charge over the seven years after you make a purchase payment. The B-Share Class Contract's mortality and expense risk changes are lower than those of the L-Share Class Contracts. Also, you may only elect the Purchase Payment Credit Benefit if you elect the B-Share Class.

You may wish to purchase an L-Share Class Contract if you feel you will need access to 100% of your money without paying a surrender charge after four years from the Contract Issue date. You will pay higher expenses (including higher mortality and expense risk charge) for this additional liquidity.

PURCHASE PAYMENTS
The minimum amount required to purchase a Contract depends upon several factors. The minimum purchase amount we must receive during the first 12 months of the Contract is:

------------------------------------------------------------------------------------------------------------------
Minimum Purchase           Type of Purchase
------------------------------------------------------------------------------------------------------------------
$5,000                     All purchases, except as described below.
------------------------------------------------------------------------------------------------------------------
$2,000                     For Contracts that qualify for special federal income tax treatment under Sections 401,
                           403(b), 408, 408A, or 457 of the Code. This category includes qualified pension plans, tax-sheltered annuities, individual retirement accounts, and certain deferred compensation plans. Effective November 15, 2007, new Contracts are not available to be used as funding vehicles for Code Section 403(b) retirement programs.
------------------------------------------------------------------------------------------------------------------
Value of the contract      The value of a contract exchanged pursuant to Section 1035 of the Code, if we
exchanged                  approve the transaction prior to the exchange.
------------------------------------------------------------------------------------------------------------------
$2,000                     For a Contract sold to our employees and those of our subsidiaries and to registered representatives and other persons associated with CBSI. This category includes both individual retirement accounts and non-individual retirement accounts.
------------------------------------------------------------------------------------------------------------------

Unless the minimum purchase amount is paid in full at the time of application, an automatic purchase payment plan must be established to schedule regular payments during the first 12 months of the Contract. Under our automatic purchase payment plan, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a credit union account, bank account or other source.

The amount paid at time of application and the regular payment schedule established under the automatic purchase plan must total at least the amount shown above as a minimum purchase amount. For example, if $5,000 is the required minimum purchase amount, a $2,000 payment at the time of application and an automatic payment plan amount of $272.73 a month for the next 11 months would be sufficient. Similarly, if $2,000 is the required minimum purchase amount, an initial purchase payment of $166.74 and an automatic payment plan amount of $166.66 for each of the next 11 months would be sufficient. (Tax law limits the amount of annual contributions that we are permitted to accept for an individual retirement account, except in the case of a rollover or transfer.) The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. Purchase payments may be made at any time during the Annuitant's lifetime and before the Payout Date. Additional purchase payments after the initial purchase payment are not required (so long as the minimum purchase amount has been paid).

We may choose not to accept: (1) purchase payments received after the Contract Anniversary following the Annuitant's 85th birthday, (2) purchase payments of less than $100, (3) purchase payments in excess of $1 million, and (4) any additional purchase payments, if mandated under applicable law. Effective January 1, 2009, we no longer accept purchase payments that are salary deferrals from Contracts used as funding vehicles for Code Section 403(b) retirement programs.

CONTRACT VALUE INCREASE ENHANCEMENT
When the Owner makes a purchase payment, we will increase the Owner's Contract Value by a specified percentage to the extent the Owner's cumulative Net Purchase Payments meet or exceed $500,000. Cumulative Net Purchase Payments equal the total of all Net Purchase Payments that we have received less any partial withdrawals (including any associated surrender charges) that the Owner has made.

The amount of the Contract Value Increase Enhancement varies by cumulative Net Purchase Payment levels. The chart below sets forth the cumulative Net Purchase Payment levels with the associated increase percentages:

--------------------------------------------------------------------------------
       Cumulative Net Purchase Payment Levels         Increase Percentage
--------------------------------------------------------------------------------
            $500,000 through $999,999.99                      0.50%
--------------------------------------------------------------------------------
            $1,000,000 and above                              0.70%
--------------------------------------------------------------------------------

We will calculate the Contract Value Increase Enhancement as follows:

     (a) cumulative Net Purchase Payments; multiplied by
     (b) the applicable increase percentage; minus
     (c) any prior increases to Contract Value as a result of the Contract Value Increase Enhancement.

We will allocate the amount of the Contract Value Increase Endorsement according to the Owner's current purchase payment allocation in the share class elected by the Owner.

We fund the Contract Value Increase Enhancement from our General Account. Therefore, you may wish to consider our financial strength in connection with our ability to meet our obligations to fund the Contract Value Increase Enhancement. We do not charge Owners for the Contract Value Increase Enhancement.

We will treat the Contract Value Increase Enhancement as Contract earnings. The Contract Value Increase Enhancement will not be subject to any applicable surrender charge. Contract Value Increase Enhancements are not purchase payments, and therefore, do not increase the amount of surrender charges we assess. However, they will be subject to the same charges as the base Contract class. The Contract Value Increase Enhancement may not be available in all states.

If you elect the Purchase Payment Credit Benefit, that benefit will replace any Contract Value Increase Enhancement Benefit. You may not receive both benefits.

EXTRA CREDIT PLAN
The Extra Credit Plan is a Purchase Payment Credit Benefit endorsement. Under the endorsement, each time you make a purchase payment, we will enhance, at a cost, your Contract Value by 4% to 6% based on the cumulative Net Purchase Payment levels, as illustrated in the following table:

--------------------------------------------------------------------------------
            Cumulative Net Purchase Payments            Purchase Payment Credit
--------------------------------------------------------------------------------
         Less than $250,000                                       4%
--------------------------------------------------------------------------------
         At least $250,000 but less than $500,000                 5%
--------------------------------------------------------------------------------
         $500,000 or more                                         6%
--------------------------------------------------------------------------------

We will calculate and apply Purchase Payment Credits the same day that your purchase payment is applied to your Contract Value. The amount of the increase will be any increase due less any prior increases that have been credited. Further, we will allocate the amount of the Purchase Payment Credits according to your current purchase payment allocation instructions. Currently, once a purchase payment is credited to your Contract Value, it is yours to keep.

The Contract's mortality and expense risk charges, and surrender charges are higher if you elect to receive Purchase Payments Credits. However, we will not assess charges for the Purchase Payment Credit Benefit against Contract Value in the Fixed Account.

With the Purchase Payment Credit Benefit, the surrender charge we assess will be 1% higher than it would be for a B-Share Class Contract without Purchase Payment Credits. However, the duration during which we assess surrender charges, generally seven years from the date we applied the purchase payment, will remain the same. We will treat Purchase Payment Credits as Contract earnings for surrender charge and tax purposes.

In addition to the higher surrender charge rates, the assumptions we use in assessing the surrender charge will change. We will no longer assume that earnings are withdrawn first. (See CHARGES AND DEDUCTIONS.)

The Purchase Payment Credit Benefit is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit.

If you choose the Purchase Payment Credit Benefit, that benefit will replace any Contract Value Increase Enhancement Benefit. You may not receive both benefits.

Examples.

Example 1: The Owner submits $1,000,000 purchase payment at Contract issue.

     o   The Purchase Payment Credit is $1,000,000 x 6% = $60,000.

     o No prior Purchase Payment Credits have been applied, so we apply the full amount of the Purchase Payment Credit.

Example 2: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $500,000 purchase payment on the first Contract Anniversary.

     o   We apply a Purchase Payment Credit at issue of $200,000 x 4% = $8,000.

     o   At the time of the additional purchase payment.
         o       Cumulative purchase payments equal $200,000 + $500,000
                 = $700,000.
         o       Purchase Payment Credits due are $700,000 x 6% = $42,000.
         o       The Purchase Payment Credits we previously applied = $8,000.
         o       Purchase Payment Credits we apply are $42,000 - $8,000
                 = $34,000.


Example 3: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $200,000 purchase payment on the first Contract Anniversary; the Owner takes a $75,000 partial withdrawal, and then the Owner submits a $500,000 purchase payment.

     o   At issue, the purchase payments we apply are $200,000 * 4% = $8,000.
     o   At the time of the $200,000 additional purchase payment:
           o  Cumulative purchase payments equal $200,000 + $200,000 = $400,000.
           o  Purchase Payment Credits due are $400,000 * 5% = $20,000.
           o Total applied with the first additional purchase payment is $20,000 - $8,000 = $12,000.
     o   With the $75,000 partial withdrawal:
           o  Cumulative purchase payments equal $400,000 - $75,000 = $325,000.
           o  We will not "recapture" Purchase Payment Credits.
     o   With the $500,000 additional purchase payment:
           o  Cumulative purchase payments equal $325,000 + $500,000 = $825,000.
           o  Purchase Payment Credits due are $825,000 * 6% = $49,500.
           o  The Purchase Payment Credits we previously applied = $20,000.
           o The Purchase Payment Credits we credit are $49,500 - $20,000 = $29,500.

The Purchase Payment Credit Benefit may not be available in all states. We may discontinue offering the Purchase Payment Credit Benefit at any time.

We expect to make a profit from these Purchase Payment Credits. In addition, the amount of the Purchase Payment Credits may be more than offset by the additional fees and charges associated with them.

ALLOCATION OF PURCHASE PAYMENTS
We allocate purchase payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, to Subaccounts and/or the Fixed Account as instructed by the Owner. An allocation to a Subaccount must be for at least 1% of a purchase payment and be in whole percentages. If permitted, an allocation to the Fixed Account must be for at least $1,000. A requested allocation of less than $1,000 to the Fixed Account will be transferred to the either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract.

If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated to Subaccount(s) you choose within two Valuation Days of receipt by us at our Mailing Address. If the application is not properly completed, we may retain the purchase payment for up to five Valuation Days while we attempt to complete the application. If information which completes the application is received after the close of regular business on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, the initial Net Purchase Payment will be allocated on the next Valuation Day. If the application is not complete at the end of the 5-day period, we will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to us retaining the purchase payment until the application is complete. Once the application is complete, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated as designated by the Owner within two Valuation Days.

We will process additional purchase payments at the Accumulation Unit value next determined after the request is received in good order at our Mailing Address. If we receive your purchase payment on a Valuation Day at our Mailing Address in good order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time), your purchase payment will be applied with that day's Accumulation Unit value.

To assist you with making your Subaccount selections, we offer at no cost to you, static asset allocation models. The asset allocation models have preset percentage allocations and have been established based on various risk tolerances. If you choose to use the asset allocation models, you may only choose one model. The currently available allocation models are as follows:


--------------------------------------------------------------------------------
        Model(1)              Mix                 Subaccounts(2)
--------------------------------------------------------------------------------
Conservative Growth Model     14%     Ultra Series Large Cap Growth
                              12%     Invesco Van Kampen V.I. Growth & Income
                               5%     Ultra Series International Stock
                               4%     Oppenheimer International Growth
                               2%     Invesco V.I. Global Real Estate
                               3%     PIMCO VIT CommodityRealReturn(R) Strategy
                              15%     PIMCO VIT Total Return
                              35%     Invesco V.I. Government Securities
                              10%     PIMCO VIT Global Bond
--------------------------------------------------------------------------------
Balanced Model                16%     Ultra Series Large Cap Growth
--------------------------------------------------------------------------------
                              13%     Invesco Van Kampen V.I. Growth & Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Model(1)              Mix                 Subaccounts(2)
--------------------------------------------------------------------------------
                               4%     Ultra Series Mid Cap
                               7%     Ultra Series International Stock
                               5%     Oppenheimer International Growth
                               2%     Invesco V.I. Global Real Estate
                               3%     PIMCO VIT CommodityRealReturn(R) Strategy
                               3%     Franklin High Income Securities
                               3%     Ultra Series High Income
                              12%     PIMCO VIT Total Return
                              24%     Invesco V.I. Government Securities
                               8%     PIMCO VIT Global Bond
--------------------------------------------------------------------------------
Moderate Growth Model         18%     Ultra Series Large Cap Growth
                              14%     Invesco Van Kampen V.I. Growth & Income
                               5%     Ultra Series Mid Cap
                               2%     Oppenheimer Main Street Small- & Mid-Cap
                               9%     Ultra Series International Stock
                               6%     Oppenheimer International Growth
                               3%     Invesco V.I. Global Real Estate
                               3%     PIMCO VIT CommodityRealReturn(R) Strategy
                               3%     Franklin High Income Securities
                               6%     Ultra Series Fund High Income
                               9%     PIMCO VIT Total Return
                              16%     Invesco V.I. Government Securities
                               6%     PIMCO VIT Global Bond
--------------------------------------------------------------------------------
Growth Model(2)               20%     Ultra Series Large Cap Growth
                              15%     Invesco Van Kampen V.I Growth & Income
                               6%     Ultra Series Mid Cap
                               3%     Oppenheimer Main Street Small- & Mid-Cap
                              11%     Ultra Series International Stock
                               6%     Oppenheimer International Growth
                               4%     Invesco V.I. Global Real Estate
                               5%     PIMCO VIT CommodityRealReturn(R) Strategy
                               3%     Franklin High Income Securities
                               6%     Ultra Series High Income
                               6%     PIMCO VIT Total Return
                               9%     Invesco V.I. Government Securities
                               6%     PIMCO VIT Global Bond
--------------------------------------------------------------------------------
Aggressive Growth Model       22%     Ultra Series Large Cap Growth
                              16%     Invesco Van Kampen V.I. Growth & Income
                               7%     Ultra Series Mid Cap
                               6%     Oppenheimer Main Street Small- & Mid-Cap
                              12%     Ultra Series International Stock
                               7%     Oppenheimer International Growth
                               5%     Invesco V.I. Global Real Estate
                               5%     PIMCO VIT CommodityRealReturn(R) Strategy
                               2%     Franklin High Income Securities
                               5%     Ultra Series High Income
                               4%     PIMCO VIT Total Return
                               5%     Invesco V.I. Government Securities
                               4%     PIMCO VIT Global Bond
--------------------------------------------------------------------------------
Risk-Managed Funds Model      20%     Ultra Series Conservative Allocation
                              45%     Ultra Series Moderate Allocation
                              15%     Ultra Series Equity Income
                              10%     Ultra Series Bond Fund
                              10%     Ultra Series Diversified Income
--------------------------------------------------------------------------------

(1) These models are not available if you purchased a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider before the current version was available in your state. The models that are available to you are listed in the Appendices to this Prospectus.
(2) For the Ultra Series Fund, the models are composed of either the Class I or the Class II Subaccount depending on which Subaccount is available for your Contract.

Subject to any approval, notice or consent required by applicable law, we may:

    (i) add allocation models without prior notice;
    (ii) remove or substitute allocation models; and
    (iii) substitute Subaccount(s) within an available allocation model.

If we remove an allocation model, existing Contracts that are using the model at the time it is removed may continue to use it. The removed allocation model will not be available for newly issued Contracts nor will existing Contracts be able to switch to the removed model.

While your funds will be initially allocated to each Subaccount in the percentages specified by the model you select, if any, the actual percentage of your Contract Value allocated to a particular Subaccount may change over time due to factors such as changes in the market value of the underlying fund's portfolio. By choosing an allocation model, you are directing us to automatically rebalance your Contract Value each Contract Anniversary in accordance with the allocation model.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, not all of these allocation models will be available to you.

CONTRACT VALUE
The Contract Value is the sum of Variable Contract Value, Fixed Contract Value and the value in the Loan Account.

Determining the Variable Contract Value. The Variable Contract Value is determined at the end of each Valuation Period and reflects the investment experience of the selected Subaccounts, after applicable charges. The value will be the total of the values attributable to the Contract in each of the Subaccounts ( i.e., Subaccount Value). The Subaccount Values are determined by multiplying that Subaccount's Accumulation Unit value by the number of Accumulation Units.

Determination of Number of Accumulation Units. Any Net Purchase Payment, Contract Value Increase Enhancements or Purchase Payment Credits, if applied, allocated to a Subaccount or Contract Value transferred to a Subaccount is converted into Accumulation Units of that Subaccount. The number of Accumulation Units is determined by dividing the dollar amount being allocated or transferred to a Subaccount by the Accumulation Unit value for that Subaccount. The number of Accumulation Units is increased by additional purchase payments and Contract Value Increase Enhancement or Purchase Payment Credits, if applicable, or allocations. The number of Accumulation Units does not change as a result of investment experience. Any Contract Value transferred, surrendered or deducted from a Subaccount is processed by canceling or liquidating Accumulation Units. The number of Accumulation Units canceled is determined by dividing the dollar amount being removed from a Subaccount by the Accumulation Unit value.

Determination of Accumulation Unit Value. The Accumulation Unit value for a Subaccount is calculated for each Valuation Period by subtracting (2) from (1) and dividing the result by (3), where:

     (1) Is:

         (a) the net assets of the Subaccount as of the end of the Valuation Period;
         (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

     (2) The daily charges for mortality and expense risks and administrative expenses and any applicable surrender charge multiplied by the number of days in the Valuation Period.
     (3) The number of Accumulation Units outstanding as of the end of the Valuation Period.

The value of an Accumulation Unit may increase or decrease as a result of investment experience.

TRANSFER PRIVILEGES

General. Before the Payout Date, the Owner may make transfers between the Subaccounts and the Fixed Account as described below.

     o Transfers from Subaccount(s) to the Fixed Account are not permitted for the DCA Fixed Periods.
     o Transfers from the Fixed Account to Subaccount(s) are permitted at any time for the DCA Fixed Periods.
     o A minimum monthly transfer from the Fixed Account to Subaccount(s) you designate is required for the DCA Fixed Periods. If no Subaccounts are designated, the minimum transfer amount will be transferred to either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract. The minimum transfer amount is the monthly sum that will amortize the Fixed Amount designated to a DCA Fixed Period on the expiration of the applicable DCA Fixed Period.
     o For Connecticut residents, transfers from Subaccount(s) to the Fixed Account are only permitted for the one-year Fixed Period and must be at least $1,000 (lesser amounts received are allocated to the either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract). In addition, the end of the one-year Fixed Period may not extend beyond the Payout Date at the time of the transfer.

     o For Connecticut residents, transfers from the Fixed Account to Subaccount(s) for the one-year Fixed Period are permitted only during the 30-day period before the expiration of the one-year Fixed Period.

Amounts transferred to a Subaccount will receive the Accumulation Unit value next determined after the transfer request is received in good order. If we receive a transfer request in good order at our Mailing Address by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, your request will be processed using that day's Accumulation Unit value.

No fee is currently charged for transfers but we may charge $10 for each transfer. Required transfers from the Fixed Account with respect to a DCA Fixed Period are not subject to a transfer fee.

Transfers may be made by Written Request, fax, Internet, or by telephone.

We will send a written confirmation of all transfers. We will use reasonable procedures to confirm that fax, Internet, or telephone instructions are genuine. These procedures may include requiring callers to identify themselves and the Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information. There are risks associated with fax, Internet, or telephone transactions. Anyone authorizing or making fax, Internet, or telephone requests bears those risks. We will not be liable for any losses resulting from unauthorized or allegedly unauthorized fax, Internet, or telephone requests that we believe are genuine.

We may record telephone requests. We may suspend fax, Internet or telephone instructions at any time for any class of Contracts for any reason.

Fax, Internet and telephone service may not always be available. All of these services, whether they are yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. For example, communications may not be available due to natural disasters (such as hurricanes or earthquakes), man-made disasters (such as acts of terrorism, computer failures, electrical blackouts, or certain fires), or simply because of a high number of users (which is likely to occur during periods of high market turbulence). These outages or slowdowns may delay or prevent processing your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to us at our Mailing Address.

We may modify, restrict, or terminate the transfer privileges at any time for any reason.

If you elect a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit rider, you must allocate to a Benefit Allocation Plan. The allocation restrictions are required for those benefits to remain in effect restrict the transfers you may make, and may require a specific dollar amount to be allocated to the Foundation Account based on your Lifetime Benefit Basis or Benefit Basis, as applicable, multiplied by the percentage required to be allocated to the Foundation Account for the Benefit Allocation Plan you elected. If you violate an allocation restriction associated with your Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefits rider by transferring out of an available Benefit Allocation Plan or from the Foundation Account, your benefit will terminate unless otherwise prohibited by applicable law. (See OPTIONAL RIDER BENEFITS).

Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers.

In order to try to protect Owners and the Funds from potentially harmful trading activity, we have certain policies and procedures ("Frequent Transfers Procedures").

Detection. We employ various means in an attempt to detect, deter, and prevent inappropriate frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. We may vary the Frequent Transfers Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, we will apply the Frequent Transfers Procedures, including any variance in the Frequent Transfers Procedures by Subaccount, uniformly to all Owners. We also coordinate with the Funds to identify potentially inappropriate frequent trading, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Frequent Transfers Procedures.

Despite our best efforts, we may not be able to detect nor stop all harmful transfers.

Deterrence. If we determine under the Frequent Transfers Procedures that an Owner has engaged in inappropriate frequent transfers, we notify Owner that from that date forward, for three months from the date we mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.

In our sole discretion, we may revise the Frequent Transfers Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on Owners who make inappropriate frequent transfers (such as dollars or percentage limits on transfers). We also may, to the extent permitted by applicable law, implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also may defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds. You should be aware that we are contractually obligated to prohibit purchases and transfers or redemptions of Fund shares at the Fund's request.

We currently do not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our policies in deterring inappropriate frequent transfers or other disruptive transfers and in preventing or limiting harm from such transfers.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Frequent Transfers Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Frequent Transfers Procedures consistently to all Owners without waiver or exception.


Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to inappropriate frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage inappropriate frequent transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Frequent Transfers Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in inappropriate frequent transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the transfer activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.

Dollar Cost Averaging. Dollar Cost Averaging is a long-term transfer program that allows you to make regular (monthly, quarterly, semi-annual, or annual) level investments over time. The level investments are intended to ensure that you purchase more Accumulation Units when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. If continued over an extended period of time, the dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not guarantee a profit or protect against a loss.

Dollar Cost Averaging Transfers. An Owner may choose to systematically or automatically transfer (on a monthly, quarterly, semiannual, or annual basis) a specified dollar amount from either the Ultra Series Money Market Class I Subaccount or the Ultra Series Money Market Class II Subaccount, as available for your Contract, to one or more Subaccounts. In addition, for Fixed Amounts designated to a DCA Fixed Period, a minimum monthly amount must be systematically transferred from the Fixed Account to one or more Subaccounts equal to the monthly sum that will amortize the Fixed Amount on the expiration date of the applicable DCA Fixed Period.

Portfolio Rebalancing. An Owner may instruct us to automatically transfer (on a quarterly, semi-annual, or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts. Owners may start and stop automatic Variable Contract Value rebalancing at any time and may specify any percentage allocation of Contract Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If an Owner elects automatic Variable Contract Value rebalancing without specifying such percentage allocation(s), we will allocate Variable Contract Value in accordance with the Owner's currently effective purchase payment allocation schedule. This is not applicable if the purchase payment allocations include an allocation to the Fixed Account.) If the Owner does not specify a frequency for rebalancing, we will rebalance quarterly. We may stop the portfolio rebalancing programs.

If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, you will be required to participate as a condition to receiving the rider benefit, in the automatic personal rebalancing service if the Benefit Allocation Plan you selected includes two or more funds, other than the Foundation Account. (See OPTIONAL RIDER BENEFITS).

Other Types of Automatic Transfers. An Owner may also choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value from one Subaccount to another. Such automatic transfers may be: (1) a specified dollar amount, (2) a specified number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, or (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount.


For Fixed Amounts designated to a DCA Fixed Period, Owners may also automatically transfer the interest from the Fixed Account to one or more of the Subaccounts. The minimum automatic transfer amount is $100 per month. If less than $100 is available, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Variable Contract Value in the Subaccount or Fixed Account from which transfers are being made is depleted to zero; (2) the Owner cancels the election; or (3) for three successive months, the Variable Contract Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions. We will notify the Owner when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. If you elect a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Accumulation Benefit rider, you may only make automatic transfers from a DCA Fixed Period to an available Benefit Allocation Plan. (See OPTIONAL RIDER BENEFITS). We may stop the automatic transfer programs.


SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS

Surrenders. At any time on or before the Payout Date, the Owner may surrender the Contract and receive its Surrender Value by Written Request to us at our Mailing Address. We will process the surrender at the Accumulation Unit value next determined after the Written Request is received at our Mailing Address. If we receive your surrender request in good order at our Mailing Address by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, your request will be processed with that day's Accumulation Unit value. The Surrender Value will be paid in a lump sum unless the Owner requests payment under an Income Payout Option. We may apply a surrender charge upon surrender.

Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.

Partial Withdrawals. At any time on or before the Payout Date, an Owner may make withdrawals of the Surrender Value. There is no minimum amount which may be withdrawn but the maximum amount is that which would leave the remaining Surrender Value equal to $2,000. A partial withdrawal request that would reduce the Surrender Value to less than $2,000 is treated as a request for a full surrender of the Contract. If you are a resident of Texas, we will treat a request that would reduce the Surrender Value to less $2,000 as a full surrender only if (1) no purchase payments were made during the prior two Contract Years,
(2) the total of all purchase payments less partial withdrawals is less than $2,000 and (3) the resulting Contract Value is also less than $2,000.

We will process the withdrawal at the Accumulation Unit value next determined after the request is received at our Mailing Address. If we receive your partial surrender request at our Mailing Address in good order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day, your request will be processed with that day's Accumulation Unit value. We may apply a surrender charge upon partial withdrawal, which will be deducted from the remaining Contract Value. Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.


The Owner may specify the amount of the partial withdrawal to be made from Subaccounts or the Fixed Account. If the Owner does not so specify, or if the amount in the designated Subaccounts or the Fixed Account is not enough to comply with the request, the partial withdrawal (and any applicable surrender charge) will be made proportionately from the accounts. If you elect a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit rider; your Benefit Allocation Plan requires an allocation to the Foundation Account and you instruct us to deduct a partial withdrawal from the Foundation Account before the Contract Value in your other allocation options is exhausted, your benefit will terminate unless otherwise prohibited by applicable law. A contingent deferred sales charge may apply to surrenders and partial withdrawals.


Systematic Withdrawals. Owner(s) may elect to receive periodic partial withdrawals under our systematic withdrawal plan. Such withdrawals will be assessed surrender charges. Under the plan, we will make partial withdrawals (on a monthly, quarterly, semiannual, or annual basis) from designated Subaccounts. Such withdrawals must be at least $100 each. Generally, Systematic Withdrawals may only be made from Variable Contract Value Subaccounts. However, Systematic Withdrawals can be made from the Fixed Account to satisfy required minimum distributions or to withdraw interest. The $100 minimum withdrawal requirement may be waived if the withdrawal is necessary to meet the required minimum distribution under the Code; however, any applicable surrender charge will continue to apply. Generally, Owners should be at least age 59 1/2 to participate in the systematic withdrawal plan unless they elect to receive substantially equal periodic payments. Beginning a systematic withdrawal plan before the Owner reaches age 59 1/2 may have federal income tax implications.

The withdrawals may be: (1) a specified dollar amount, (2) a specified whole number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount, and (5) in an amount equal to an Owner's required minimum distribution under the Code.

Participation in the systematic withdrawal plan will terminate upon the earliest of the following events: (1) the Variable Contract Value in a Subaccount from which partial withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, (3) the Owner requests that his or her participation in the plan cease, or (4) a surrender charge would be applicable to amounts being withdrawn (i.e., partial withdrawals under the systematic withdrawal plan may not include amounts subject to the surrender charge unless one of the exceptions noted below applies). You should not elect systematic withdrawals if you elect a Guaranteed Lifetime Withdrawal Benefit.

With regard to (4), an Owner may, by Written Request, request that systematic withdrawals continue even though a surrender charge is deducted in connection with such withdrawals. Also with regard to (4), if the withdrawal is necessary to meet the required minimum distribution under the Code or if necessary to make substantially equal payments as required under the Code, we will continue systematic withdrawals even though a surrender charge is deducted.

Automatic Required Minimum Distribution Plan. Certain qualified plans require that you begin to take distributions by age 70 1/2. To help make these distributions, we offer Automatic Required Minimum Distribution plans. The Automatic Required Minimum Distribution plan can be used by individuals participating in a Tax Sheltered Annuity (TSA), Individual Retirement Annuity
(IRA), or Simplified Employee Pension (SEP). If the Owner elects to use this plan, scheduled withdrawals using the previous December 31 year-end value divided by the appropriate life expectancy factor will automatically be taken from their Contract Value. These scheduled withdrawal amounts will satisfy minimum distribution requirements for the value in the Contract. If you plan to take required minimum distributions under your Contract, whether or not you take them under the Automatic Required Minimum Distribution Plan, you should not purchase a Guaranteed Minimum Accumulation Benefit rider because withdrawals will decrease your Guaranteed Minimum Accumulation Benefit Basis.




Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988;
(ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, severance from employment, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or partial withdrawals you request from a 403(b) Contract comply with applicable tax requirements before we process your request.

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

There may be federal income tax implications to surrenders and partial withdrawals. Owners should consult with their tax adviser before requesting a surrender or partial withdrawal. We may stop offering the systematic withdrawal plan at any time.

CONTRACT LOANS
Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title I of the Employee Retirement Income Security Act of 1974) may borrow from us using their Contracts as collateral. Loans are subject to the terms of the Contract, the retirement program and the Code. Loans are described in more detail in the SAI.

DEATH BENEFIT BEFORE THE PAYOUT DATE
Naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your agent or financial advisor.

Death of an Owner. If any Owner dies before the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. In the latter event, the surviving Annuitant becomes the Owner.

If the new Owner is not the spouse of the deceased Owner, the new Owner may elect, within 60 days of the date we received Due Proof of Death:

     (a) to continue the Contract as the new Owner for up to an additional five years after which, if the Contract has not earlier been surrendered, the Contract will terminate and we will pay the Surrender Value in a single lump sum; or

     (b) to apply the Surrender Value within one year of the deceased Owner's death to one of the Income Payout Options provided that payments are payable over the new Owner's life or over a period not greater than the new Owner's life expectancy.

If the new Owner does not elect one of the above options, we will pay the Surrender Value in a single sum five years from the date of the deceased Owner's death.

Sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner's death until the date that the Surrender Value is paid.

Death of the Annuitant. If the Annuitant dies before the Payout Date, we will pay the death benefit described below to the Beneficiary named by the Owner in a lump sum. (Owners and Beneficiaries also may name successor Beneficiaries.) If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner's estate. In lieu of a lump sum payment, the Beneficiary may elect, within 60 days of the date we receive Due Proof of Death of the Annuitant, to apply the death benefit to an Income Payout Option. If the Annuitant who is also an Owner dies, the Beneficiary may only apply the death benefit payment to an Income Payout Option if:

     (1) payments under the option begin within 1 year of the Annuitant's death; and
     (2) payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

In lieu of a lump sum payment, if the Beneficiary is the deceased Annuitant's spouse, then he or she may elect to continue the Contract.

Basic Death Benefit. The basic death benefit is an amount equal to the greater of:

     (1) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day we receive Due Proof of Death at our Mailing Address; or
     (2) Contract Value less any Purchase Payment Credits applied to Contract Value within 12 months of the Annuitant's death, as of the Valuation Day we receive Due Proof of Death at our Mailing Address.

The death benefit will be reduced by any outstanding Loan Amount and any applicable premium expense charges not previously deducted. The Contract also offers additional guaranteed death benefit choices as riders to the Contract. These additional choices enhance the death benefit and are available at an additional charge. Please see the riders section for more details.

The death benefit is paid at such time as we are provided all required documentation and proper instructions.

If you elect a Guaranteed Lifetime Withdrawal Benefit rider at the Contract Issue Date, your death benefit will be the death benefit described in your rider. (See OPTIONAL RIDER BENEFITS, Income Protector).

Proportional Adjustment for Partial Withdrawals. When calculating the basic death benefit amount, as described above, an adjustment is made to aggregate Net Purchase Payments for partial withdrawals taken from the Contract. The proportional adjustment for partial withdrawals is calculated by dividing (1) by
(2) and multiplying the result by (3) where:

     (1) Is the partial withdrawal amount;
     (2) Is the Contract Value immediately prior to the partial withdrawal; and
     (3) Is the sum of Net Purchase Payments immediately prior to the partial withdrawal less any adjustment for prior partial withdrawals (including any applicable surrender charges).

Examples how the death benefit works are provided in Appendix B.

                              MISCELLANEOUS MATTERS
================================================================================
PAYMENTS
Any surrender, partial withdrawal, Contract loan, or death benefit usually will be paid within seven days of receipt of a Written Request at our Mailing Address, any information or documentation reasonably necessary to process the request, and (in the case of a death benefit) receipt and filing of Due Proof of Death. However, payments may be postponed if:

     (1) the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or
     (2) the SEC permits the postponement for the protection of Owners; or
     (3) the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

If a recent check or draft has been submitted, we may delay payment until we are certain the check or draft has been honored.

We may defer payment of any surrender, partial withdrawal, or transfer from the Fixed Account for up to six months from the date of receipt of Written Request at our Mailing Address for such a surrender or transfer. In addition, we may defer payment from the Fixed Account for up to two months from the date we receive Due Proof of Death. Interest will be added to the amount paid, if required by a particular jurisdiction. Interest will be calculated at the rate required and for a time period required by law or regulation.

If mandated under applicable law, we may be required to reject a purchase payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

MODIFICATION
Upon notice to the Owner and as permitted by applicable law, we may modify the
Contract:

      (1) to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency;
      (2) to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;
      (3) to reflect a change in the operation of the Variable Account;
      (4) to combine the Variable Account with any of our other separate accounts and/or create new separate accounts;
      (5) to transfer the assets of any Subaccount to any other Subaccount, and to add new Subaccounts and make such Subaccounts available to any class of contracts as we deem appropriate;
      (6) to transfer assets from the Variable Account to another separate account;
      (7) to deregister the Variable Account under the 1940 Act if such registration is no longer required;
      (8) to operate the Variable Account as a management investment company under the 1940 Act (including managing the Variable Account under the direction of a committee) or in any other form permitted by law;
      (9) to restrict or eliminate any voting rights of Owners or other persons having such rights as to the Variable Account;
     (10) to add new funds or remove existing funds;
     (11) to eliminate or combine any Subaccounts and transfer the assets of any Subaccount to any other Subaccount; or
     (12) to make any other changes to the Variable Account or its operations as may be required by the 1940 Act or other applicable law or regulation.

In the event of most such modifications, we will make appropriate endorsement to the Contract.


REPORTS TO OWNERS
At least annually, we will mail to each Owner, at such Owner's last known address of record, a report setting forth the Contract Value (including the Contract Value in each Subaccount and each Fixed Amount), purchase payments paid and charges deducted since the last report, partial withdrawals made since the last report and any other information required by any applicable law or regulation.


INQUIRIES
Inquiries regarding a Contract may be made in writing to us at our Mailing Address. We may charge a fee of up to $50 for each research request.

                              INCOME PAYOUT OPTIONS
================================================================================
PAYOUT DATE AND PROCEEDS


The Owner selects the Payout Date. For Non-Qualified Contracts, the Payout Date may not be after the later of the Contract Anniversary following the Annuitant's 85th birthday or 10 years after the Contract Issue Date, except that we may allow on a nondiscriminatory basis the Payout Date to be as late as 95. If you extend your anticipated Payout Date, any death benefit rider will terminate and you will receive the basic death benefit under the Contract. For Qualified Contracts, the Payout Date must be consistent with the requirements of the Code, which may require the Payout Date to be no later than the date the Annuitant is age 70 1/2. If you are a resident of New Jersey, the Payout Date must be at least one year after the Contract Issue Date.


The Owner may change the Payout Date subject to the following limitations: (1) the Owner's Written Request must be received by us at our Mailing Address at least 30 days before the current Payout Date, and (2) the requested Payout Date must be a date that is at least 30 days after receipt of the Written Request. The Payout Date may be no earlier than 30 days after the issue date. We are currently waiving the 30 day requirement in (1). However, the Written Request must be received by us at our Mailing Address prior to the current Payout Date.


Your anticipated Payout Date may be extended if you elect a Guaranteed Lifetime Withdrawal Benefit in order for you to continue to receive Lifetime Withdrawals under the terms of that rider. (See OPTIONAL RIDER BENEFITS, Income Protector).


If you are a resident of Oregon, you may be required to wait until the surrender charge period has passed to change your Payout Date. We are currently waiving this requirement for Payout Options on which no surrender charge would be assessed. However, the Written Request must be received by us at our Mailing Address prior to the current Payout Date.


On the Payout Date, the Payout Proceeds will be applied under the Single Life Income Option (or, for joint annuitants, the Joint and Survivor Life Income Option) with 10 years guaranteed, unless the Owner elects to have the proceeds paid under another payment option or to receive the Surrender Value in a lump sum. Unless the Owner instructs us otherwise, amounts in the Fixed Account will be used to provide a Fixed Income Payout Option and amounts in the Variable Account will be used to provide a variable Income Payout Option.

The Payout Proceeds equal the Contract Value:

     (1) minus any applicable surrender charge if Income Payout Option 1 or Option 2 (with variable Income Payments) are selected;
     (2) minus the pro-rated portion of the annual Contract fee or rider charges (unless the Payout Date falls on the Contract Anniversary);
     (3) minus any applicable Loan Amount; and
     (4) minus any applicable premium expense charge not yet deducted.

ELECTION OF INCOME PAYOUT OPTIONS
On the Payout Date, the Payout Proceeds will be applied under an available Income Payout Option, unless the Owner elects to receive the Surrender Value in a single sum. If an election of an Income Payout Option is not on file with us at our Mailing Address on the Payout Date, the proceeds will be paid as a life income annuity with payments for 10 years guaranteed. An Income Payout Option may be elected, revoked, or changed by the Owner at any time before the Payout Date while the Annuitant is living. The election of an option and any revocation or change must be made by Written Request. The Owner may elect to apply any portion of the Payout Proceeds to provide either variable Income Payments or fixed Income Payments or a combination of both.

We may refuse the election of an Income Payout Option other than paying the Payout Proceeds in a lump sum if the total amount applied to an Income Payout Option would be less than $2,500, or each Income Payment would be less than $20.00.

FIXED INCOME PAYMENTS
Fixed Income Payments are periodic payments from us to the designated Payee, the amount of which is fixed and guaranteed by us. The amount of each payment depends only on the form and duration of the Income Payout Option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the Income Payments and the applicable income purchase rates in the Contract. Except for Options 1 and 2A, the income purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.5%. For Options 1 and 2A, the income purchase rates are based on an effective annual interest rate of 2%. We may, in our sole discretion, make Income Payments in an amount based on a higher interest rate.


VARIABLE INCOME PAYMENTS
The dollar amount of the first variable Income Payment is determined in the same manner as that of a fixed Income Payment. Variable Income Payments after the first payment are similar to fixed Income Payments except that the amount of each payment varies to reflect the net investment performance of the Subaccount(s) selected by the Owner.


The net investment performance of a Subaccount is translated into a variation in the amount of variable Income Payments through the use of Income Units. The amount of the first variable Income Payment associated with each Subaccount is applied to purchase Income Units at the Income Unit value for the Subaccount as of the Payout Date. The number of Income Units of each Subaccount attributable to a Contract then remains fixed unless an exchange of Income Units is made as described below. Each Subaccount has a separate Income Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.

The dollar value of each variable Income Payment after the first Income Payment is equal to the sum of the amounts determined by multiplying the number of Income Units by the Income Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3.5% annual assumed investment rate, the variable Income Payment for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.5% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.5%, the payment for that period will be less than the payment for the prior period.


After the Payout Date, an Owner may change the selected Subaccount(s) by Written Request up to four times per Contract Year. Such a change will be made by exchanging Income Units of one Subaccount for another on an equivalent dollar value basis. See the Statement of Additional Information for examples of Income Unit value calculations and variable Income Payment calculations.


DESCRIPTION OF INCOME PAYOUT OPTIONS
The following describes your Income Payout Options. Unless otherwise noted, once an option is selected and Income Payments begin, the value of any remaining payments cannot be surrendered or withdrawn and paid in a single sum. Not all of these options are available in every state. See your Contract for a description of the options available on your Contract.


In choosing an option, you may wish to consider whether you are most interested in a guaranteed fixed amount; income that varies with investment experience; or income that keeps pace with inflation. You may also want to consider whether you would prefer payment for the lifetime of specified person(s) or for a period of years certain.

Option 1 - Interest Option - Fixed Income Payments Only. The proceeds are left with us to earn interest at a compound annual rate that we determine but not less than 2%. Interest will be paid every month or every 12 months to the Payee. Under this option, the Owner may withdraw part or all of the proceeds at any time while the Annuitant is living. This option may not be available in all states. In the event of the Annuitant's death, any remaining proceeds would be paid to the Beneficiary. If there is no Beneficiary or no Beneficiary living at the time of the Annuitant's death, any remaining proceeds will be paid to the Owner, otherwise to the Owner's estate.

Option 2A - Installment Option - Fixed Payments. We make fixed monthly Income Payments to the Payee for a number of years between 5 and 30 selected by the Owner. In the event of the Annuitant's death, the Beneficiary may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary living at the time of the Annuitant's death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner's estate.

Option 2B - Installment Option - Variable Payments. We make monthly Income Payments to the Payee for a number of years between 5 and 30 selected by the Owner. In the event of the Annuitant's death, the Beneficiary may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary living at the time of the Annuitant's death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner's estate. The Owner may elect at anytime by Written Request to surrender the income option and receive the commuted value of the remaining payments. The Owner also may elect at any time by Written Request to withdraw a portion of commuted value of the remaining payments (i.e. the future value of your remaining payments will be reduced proportionally by the withdrawal). The commuted value of the payments will be calculated as described in the Contract.

Option 3A - Single Life Income Guaranteed Period Certain. We make monthly Income Payments to the Payee during the Annuitant's lifetime with the guarantee that payments will be made for a period of five, 10, 15 or 20 years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Beneficiary may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary is living at the time of the Annuitant's death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner's estate.

Option 3B - Single Life Income. We make monthly Income payments to the Payee for as long as the Annuitant remains alive. The same as Option 3A except that payments are not guaranteed for a specific number of years but only for the lifetime of the Annuitant. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

Option 4A - Joint and Survivor Life Income - Guaranteed Period Certain. We make monthly Income Payments for as long as either of two joint Annuitants remains alive, with the guarantee that payments will be made for a period of five, 10, 15 or 20 years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, payments will be made to the Beneficiary or the Beneficiary may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary living at the time of the second Annuitant's death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner's estate.

Option 4B - Joint and Survivor Life Income. We make monthly Income Payments to the Payee for as long as either of the two joint Annuitants remains alive. The same as Option 4A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.

Option 5A - Single Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Income Payments Only). We make monthly Income Payments to the Payee adjusted for inflation as described below during the Annuitant's lifetime with the guarantee that payments will be made for a period of five, 10 or 20 years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Beneficiary may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary is living at the time of the Annuitant's death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner's estate.

Option 5B - Single Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). We make monthly Income Payments to the Payee adjusted for inflation as described below for as long as the Annuitant lives. The same as Option 5A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

Option 6A - Joint and Survivor Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Income Payments Only). We make monthly Income Payments to the Payee adjusted for inflation as described below for as long as either of two joint Annuitants remains alive, with the guarantee that payments will be made for a period of five, 10, 15 or 20 years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, the Beneficiary may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the

Contract) in a lump sum. If there is no Beneficiary or no Beneficiary is living at the time of the second Annuitant's death, the present value of the remaining payments will be paid to the Owner, otherwise the Owner's estate.

Option 6B - Joint and Survivor Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). We make monthly Income Payments to the Payee adjusted for inflation as described below for as long as two joint Annuitants remain alive. The same as Option 6A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.

Option 7 - Single Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). We will make monthly Income Payments to the Payee adjusted for inflation as described below for as long as the Annuitant lives. The total amount paid under this option will be at least equal to the Contract Value applied. If the Annuitant dies and the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Beneficiary in a lump sum. If there is no Beneficiary, it will be payable to the Owner, otherwise to the Owner's estate.

Option 8 - Joint and Survivor Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). We will make monthly Income Payments to the Payee adjusted for inflation as described below for as long as either of two joint Annuitants remains alive. The total amount paid under this option will be at least equal to the Contract Value applied. If at the death of the second Annuitant, the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Beneficiary in a lump sum. If there is no Beneficiary or no Beneficiary is living at the time of the second Annuitant's death, it will be payable to the Owner, otherwise to the Owner's estate.


Adjustments for Inflation. For Options 5A, 5B, 6A, 6B, 7, and 8, Income Payments will be adjusted for inflation at the beginning of each calendar year. The adjustment is based on the percentage increase in the Consumer Price Index - Urban Wage Earners and Clerical Workers (Current Series) for the 12-month period ended September 30 of the prior calendar year. If the change in the index is negative, no adjustment will be made. If the CPI-W is discontinued, a substitute index will be used. Such substitute index may be subject to approval by your state insurance department. We may discontinue offering Options 5A, 5B, 6A, 6B, 7, and 8 if the U.S. Treasury Department no longer issues new Treasury Inflation Protection Securities.

Alternate Payment Option. In lieu of one of the above options, the Payout Proceeds or death benefit, as applicable, may be applied to any other payment option we make available.

Annuity options without a life contingency (e.g., Options 1, 2A and 2B) may not satisfy required minimum distribution rules. Consult a tax advisor before electing one of these options.


For all Income Payout Options, other than Option 1, the minimum fixed payment amount and minimum initial payment amount for variable Income Payout Options will be determined from the tables in the Contract that apply to the particular option using the Annuitant's age (and if applicable, gender). Age will be determined as of the due date of the first payment.

DEATH BENEFIT AFTER THE PAYOUT DATE
If an Owner dies after the Payout Date, any surviving Owner becomes the sole Owner and Payee. If there is no surviving Owner, the surviving Annuitant, if any, becomes the new Owner and Payee. Such Owners will have the following rights of Owners after the Payout Date: the right to change the payee or beneficiary (all Options) and may also withdraw part or all of the proceeds (Option 1 only) and surrender the income option and receive the commuted value of the remaining payments (Option 2B only). The death of an Annuitant after the Payout Date will have the effect stated in the Income Payout Option pursuant to which Income Payments are being made.


                             CHARGES AND DEDUCTIONS
================================================================================
SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

Charge for Partial Withdrawal or Surrender. No sales charge deduction is made from purchase payments when amounts are deposited into the Contracts. However, if any amount is withdrawn or surrendered within seven years (B-Share Contracts) or four years (L-Share Contracts) of being received by us (or from the Contract Issue Date for Section 457 plans that do not choose the Extra Credit Plan), we will withdraw the amount requested and deduct a surrender charge from the remaining Contract Value. We deduct a surrender charge to compensate us for the distribution costs when Owners surrender or withdraw before distribution costs have been recovered.

The surrender charge is calculated by multiplying the applicable charge percentage (as shown below) by the amount of purchase payments surrendered. This means that you would pay the same charge at the time of withdrawal or surrender regardless of whether your Contract Value has increased or decreased. There is no surrender charge for withdrawal of Contract Value in excess of aggregate purchase payments (less withdrawals of such payments). The surrender charge generally is calculated using the assumption that all Contract Value in excess of aggregate purchase payments (less withdrawals of such payments) is surrendered before any purchase payments and that purchase payments are surrendered on a first-in-first-out basis. This assumption works to your advantage if you anticipate a current need to assess your Contract Value.

However, if you elect to receive Purchase Payment Credits, the assumptions we use in assessing the surrender charge are different. We will assume that earnings will be withdrawn last. Specifically, in applying the surrender charge with a Purchase Payment Credit, we will assume Contract Value is withdrawn as follows: first, the oldest purchase payments are withdrawn; second, 10% of purchase payments free of surrender charge will be withdrawn; and finally, purchase payments subject to surrender charge will be withdrawn. After all purchase payments have been withdrawn (and all surrender charges paid) earnings will be withdrawn. This change in withdrawal order has no impact on taxation of the withdrawal. However, it does mean that you will not have access to 100% of the gain in your Contract without first withdrawing 100% of your purchase payments and paying any associated surrender charges. This assumption works to your disadvantage if you anticipate a current need to assess your Contract Value.

The surrender charge schedule varies by Class and whether you have elected to receive Purchase Payment Credits. The schedule is set forth below:

---------------------------------------------------------------------------------------------------------------------
Number of Full Years Between     Charge as a Percentage     Charge as a Percentage of       Charge as a Percentage of
Date of Purchase Payment and     of Purchase Payment -      Purchase Payment - Purchase       Purchase Payment - L-
     Date of Surrender               B-Share Class            Payment Credits Elected               Share Class
---------------------------------------------------------------------------------------------------------------------
             0                             8%                            9%                              8%
---------------------------------------------------------------------------------------------------------------------
             1                             7%                            8%                              7%
---------------------------------------------------------------------------------------------------------------------
             2                             6%                            7%                              6%
---------------------------------------------------------------------------------------------------------------------
             3                             5%                            6%                              5%
---------------------------------------------------------------------------------------------------------------------
             4                             4%                            5%                              0%
---------------------------------------------------------------------------------------------------------------------
             5                             3%                            4%                              0%
---------------------------------------------------------------------------------------------------------------------
             6                             2%                            3%                              0%
---------------------------------------------------------------------------------------------------------------------
            7+                             0%                            0%                              0%
---------------------------------------------------------------------------------------------------------------------

For B-Share Class Contracts issued in conjunction with plans that qualify under
Section 457(f) of the Code that do not choose the Extra Credit Plan, the schedule of percentages shown above will apply from the Contract Issue Date to the date of surrender, rather than from the number of years since the purchase payment was made.

Assuming you elect to receive Purchase Payment Credits and you withdraw all purchase payments within one year of payment, in no event will the surrender charges we imposes, when added to any surrender charges previously assessed on the Contract exceed 8.1% of aggregate purchase payments made to date for that Contract. The surrender charge percentage rate in this case is 9% of purchase payments withdrawn, but 10% of these payments will not be assessed a surrender charge, as described below. The maximum surrender charge imposed on a single withdrawal is 9%, assuming the amount not subject to surrender charge for the Contract Year has already been utilized by a prior withdrawal.

Amounts Not Subject to Surrender Charge. In each Contract Year, earnings may be withdrawn free of surrender charges. In addition, up to 10% of an amount equal to the aggregate purchase payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year. A surrender charge is not assessed on Contract Value Increase Enhancements or Purchase Payment Credits.

For B-Share Class Contracts issued in conjunction with Section 457(f) Plans, in each Contract Year, earnings not previously withdrawn and 10% of the purchase payments being withdrawn may be withdrawn or surrendered during that year without a surrender charge. The remaining 90% of purchase payments being withdrawn will be subject to the surrender charge rate as outlined in the above chart. This means that a portion of every withdrawal that is not earnings will be subject to a surrender charge. A surrender charge is not assessed on Contract Value Increase Enhancements or Purchase Payment Credits.

Waiver of Surrender Charge. (This benefit may be exercised only one time). In most states, the Contract provides that, upon Written Request from the Owner before the Payout Date, the surrender change will be waived on one partial withdrawal or surrender if the Annuitant is:

     (1) confined to nursing home or hospital after the Contract is issued (as described in the Contract); or
     (2) becomes terminally ill after the Contract is issued (as described in the Contract); or
     (3) becomes unemployed at least one year after the Contract is issued, has received unemployment compensation for at least 30 days and is receiving it at the time of the withdrawal or surrender (as described in the Contract); or
     (4) the Annuitant's primary residence is located in an area that is declared a disaster area declared as such by the United States President and $50,000 of damage is sustained to the residence as a result of the disaster and after the Contract is issued (as described in the Contract).

The waiver is not available in some states, and, therefore, is not described in Contracts issued in those states. The terms under which the surrender charge will be waived may vary in some states and are described in Contracts issued in those states. This benefit may be exercised only one time.

TRANSFER PROCESSING FEE
Currently no fee is charged for transfers. However, we may charge $10 for each transfer to compensate us for transfer processing costs. The transfer charge is not applicable to transfers of Fixed Amounts designated to a DCA Fixed Period. Each Written Request or telephone/fax authorization is considered to be one transfer, regardless of the number of Subaccounts or Fixed Amounts affected by the transfer. The transfer fee is deducted from the account from which the transfer is made. If a transfer is made from more than one account at the same time, the transfer fee is deducted pro-rata from the accounts.

DUPLICATE CONTRACT CHARGE
You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract.

LOAN INTEREST SPREAD
While a loan is outstanding, loan interest is payable at the end of each Contract Year or, if earlier, on the date of loan repayment, surrender, termination, or death of the Annuitant. Loan interest is charged in arrears on the amount of an outstanding loan. Loan interest that is unpaid when due will be added to the amount of the loan at the end of each Contract Year and will bear interest at the same rate.

We charge an annual interest rate of 6.5% on loans. After offsetting the 3% interest we guarantee we will credit to the Loan Account, the maximum guaranteed net cost of loans is 3.5% (annually). The current loan interest spread is 2.00%

RESEARCH FEE
We may charge you a fee when you request information that is duplicative of information previously provided to you and requires extensive research.

ENDORSEMENT CHARGES
Generally, there is no charge for the Change of Annuitant Endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, we may charge up to $150 to offset our expenses incurred in connection with the endorsement. If a fee is imposed, this fee will be deducted from the Contract Value at the time of the change of Annuitant. The Change of Annuitant Endorsement is subject to a number of conditions. Please see the Endorsement for more information.

Currently there is no charge for the Income Payment Increase Endorsement; however, we may charge up to $150 for the endorsement. If a charge is assessed, it will be deducted from the additional amount received before it is added to the Contract Value applied to the Income Payout Option.

ANNUAL CONTRACT FEE
On each Contract Anniversary before the Payout Date, we deduct an annual Contract fee of $30 to pay for administrative expenses. The fee is deducted from each Subaccount and from the Fixed Account based on a proportional basis. We may deduct the annual Contract Fee upon surrender of a Contract on a date other than a Contract Anniversary. A pro-rated portion of the fee is deducted upon application to an Income Payout Option. After the Payout Date, the annual Contract fee is deducted from variable Income Payments. We do not deduct the annual Contract fee on Contracts with a Contract Value of $50,000 or more on the Contract Anniversary. The Contract fee will not be charged after the Payout Date when a Contract with a Contract Value of $50,000 or more has been applied to an Income Payout Option.

MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge from the Variable Account. The charges are computed and deducted on a daily basis, and are equal to an annual rate of (i) 1.15% of the average daily net assets of the Variable Account for the B-Share, (ii) 1.60% of the average daily net assets of the Variable Account if you elect to receive Purchase Payments Credits, and (iii) 1.65% of the average daily net assets of the Variable Account for the L-Share Class.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the Income Payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Payout Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.

We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts, or for any other purpose.

ADMINISTRATIVE CHARGE
We deduct a daily administrative charge to compensate us for administrative expenses we incur. The charge is deducted at an annual rate of 0.15% of the average daily net assets of the Variable Account.

ENHANCED DEATH BENEFIT RIDER CHARGES
The Maximum Anniversary Value Death Benefit carries an annual charge of 0.15% of average monthly Contract value for the prior Contract Year. The 3% Annual Guarantee Death Benefit rider carries an annual charge of 0.20% of average monthly Contract Value for the prior year. The Earnings Enhanced Death Benefit rider carries an annual charge of 0.30% of average monthly Contract Value for the prior year. In addition, the Spouse Beneficiary Death Benefit rider carries an annual charge of 0.05% of average monthly Contract Value for the prior year. These charges, which are intended to compensate us for the costs and risks we assume in providing the riders, will be assessed on each Contract Anniversary. Each charge will be based on the average monthly Contract Value for the previous Contract Year. The charge will be deducted from the Subaccounts and Fixed Amounts on a pro-rata basis. A pro-rata portion of this charge will be deducted upon surrender payment of death proceeds, or selection of an Income Payout Option, if the surrender payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary.

GUARANTEED LIVING BENEFIT CHARGES
Charges are assessed on each Contract Anniversary and are shown as a percentage of average daily Benefit Basis for the prior Contract Year. The monthly date used for the calculation of average monthly Contract Value is the same day each month as the Contract Issue Date. For Guaranteed Lifetime Withdrawal Benefit riders issued on and after the date of this Prospectus, the current charge is 0.95%. For Guaranteed Minimum Accumulation Benefit riders issued on and after the date of this Prospectus, the current annual charge is 1.05%. Note: If the Benefit Allocation Plan you elect requires an allocation to the Foundation Account for your benefit to remain in effect, we will not deduct the charge from the Foundation Account unless your Contract Value in the other allocation option is exhausted.

If the benefit is in effect on the Contract Issue Date, we will not assess a charge for the benefit until the first Contract Anniversary.

If a current rider is not approved in your state or your application for a rider is dated prior to May 1, 2010, a prior, approved version may be issued, which may have different charges. (See SUMMARY, Charges and Deductions and the Appendices.) Information about prior versions of these riders is available in the appendices to this Prospectus.


FUND EXPENSES
Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by such Funds. A more detailed description of these fees and expenses may be found in the Funds' prospectuses, which follows this Prospectus. We have an ownership interest in the investment adviser to the Ultra Series Fund, from which we expect to receive revenues based (in part) on the investment advisory fees paid by the Ultra Series Fund. In addition, as discussed under "Servicing Fees and Other Fund-Related Payments" above, the Funds pay us for providing certain administrative services and/or CBSI for certain distribution and/or beneficial owner services.

PREMIUM EXPENSE CHARGE
Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range from 0% to 3.5%. This range is subject to change based on current state law. If premium taxes are applicable to a Contract, the jurisdiction may require payment
(1) from purchase payments as they are received, (2) from Contract Value upon withdrawal or surrender, (3) from Payout Proceeds upon application to an Income Payout Option, or (4) upon payment of a death benefit. We will forward payment to the taxing jurisdiction when required by law. Although we may deduct premium taxes at the time such taxes are paid to the taxing authority, currently we do not deduct premium tax.


OTHER TAXES
Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the Variable Account or the Contracts. We may, however, make such a charge in the future from Surrender Value, death benefit proceeds, amounts applied to Income Payout Options, or Income Payments, as appropriate.

ADDITIONAL INFORMATION
We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay this commission, we do. We intend to recover commissions, marketing, administrative and other expenses and the cost of Contract benefits through the fees and charges imposed under the Contracts. (See DISTRIBUTION OF CONTRACTS.)


                             OPTIONAL DEATH BENEFITS
================================================================================
If the Owner elects one of the following enhanced death benefit riders, the death benefit will not be paid as described above under the heading "Death Benefit Before the Payout Date," and will be calculated as described below. We assess a charge for each of the optional death benefit riders. You may not elect an optional death benefit if you elect a Guaranteed Lifetime Withdrawal Benefit at the Contract Issue Date. If you extend your anticipated Payout Date, any death benefit rider will terminate and you will receive the basic death benefit under the Contract. (See OPTIONAL RIDER BENEFITS, Income Protector). Please consult a competent tax adviser before electing any of these riders in connection with a Qualified Contract. The tax rules for Qualified Contracts may limit the value of a rider or endorsement.


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT
This rider provides a minimum death benefit prior to the Payout Date equal to the Maximum Anniversary Value (as described below) less any Loan Amounts and premium taxes not previously deducted. On the issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:

     (1) the date an additional purchase payment is received by us;
     (2) the date of payment of a partial withdrawal; and
     (3) on each Contract Anniversary.

When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.

When a partial withdrawal is paid, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value less an adjustment for the partial withdrawal. The adjustment for each partial withdrawal is (1) divided by
(2) with the result multiplied by (3) where:

     (1) is the partial withdrawal amount;
     (2) is the Contract Value immediately prior to the partial withdrawal; and
     (3) is the most recently calculated Maximum Anniversary Value less any adjustments for prior partial withdrawals (including any applicable surrender charges).

The Maximum Anniversary Value on each Contract Anniversary is the greater of the most recently calculated Maximum Anniversary Value and your Contract Value.

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

3% ANNUAL GUARANTEE DEATH BENEFIT
This rider provides a minimum death benefit prior to the Payout Date equal to the 3% Annual Guarantee Death Benefit less any Loan Amounts and premium expense charge not previously deducted. On the issue date, the value of the 3% Annual Guarantee Death Benefit is equal to the initial Net Purchase Payment. Thereafter, the value of the 3% Annual Guarantee Death Benefit on each Contract Anniversary is the lesser of:

     (1) the sum of all Net Purchase Payments received minus an adjustment for partial withdrawals plus interest compounded at a 3% annual effective rate; or
     (2) 200% of all Net Purchase Payments received.

The adjustment for each partial withdrawal is equal to (1) divided by (2) with the result multiplied by (3) where:

     (1) is the partial withdrawal amount;
     (2) is the Contract Value immediately prior to the withdrawal; and
     (3) is the 3% Annual Guarantee Death Benefit immediately prior to the withdrawal, less any adjustments for earlier withdrawals (including any applicable surrender charges).

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

EARNINGS ENHANCED DEATH BENEFIT RIDER
This rider provides a minimum death benefit prior to the Payout Date equal to the greater of:

     (1) the death benefit proceeds provided by the Contract (i.e., the greater of: (i) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day we receive Due Proof of Death; or (ii) Contract Value as of the Valuation Day we receive Due Proof of Death less any Purchase Payment Credits applied within 12 months of the Annuitant's death);
     (2) the death benefit proceeds provided by any other rider attached to the Contract (e.g., the Maximum Anniversary Death Benefit or 3% Annual Guaranteed Death Benefit riders); or
     (3) the Earnings Enhanced Death Benefit Proceeds, as such term is defined below, as of the date Due Proof of Death is received.

The death benefit proceeds described above will be reduced by any Loan Amount and any applicable premium expense charge not previously deducted.

The Earnings Enhanced Death Benefit Proceeds are equal to Contract Value plus an additional amount, not to exceed 100% of all remaining purchase payments, calculated by multiplying earnings by:

     o   40% if the Annuitant was age 70 or younger on the Contract Issue Date;
         or
     o   25% if the Annuitant was age 71 or older on the Contract Issue Date.

For this purpose: (1) "earnings" means Contract Value minus any applicable rider charges accrued since the prior Contract Anniversary plus any remaining purchase payments, and (2) "remaining purchase payments" means the sum of all Net Purchase Payments received less the amount by which each partial withdrawal exceeds the earnings in the Contract immediately prior to the withdrawal. Earnings can never be less than zero.

Also for this purpose, Partial Withdrawals are deemed to be taken from Contract Value representing earnings, and when no such earnings remain, from Contract Value representing Net Purchase Payments on a first-in, first-out basis.

The Earnings Enhanced Death Benefit rider is only available if you elect the Maximum Anniversary Value Death Benefit or the 3% Annual Guarantee Death Benefit. This rider will terminate automatically if neither of the other optional death benefit riders is in force. The Earnings Enhanced Death Benefit rider cannot be elected with Purchase Payment Credits.

SPOUSE BENEFICIARY DEATH BENEFIT RIDER
The spousal death benefit extends the basic death benefit and any attached death benefit riders on your life, during the accumulation period, to your spouse if he or she is your sole Beneficiary under the Contract. If your spouse dies before you do, the benefit (if any) described below will be paid into your Contract. You may wish to consider electing this rider if you will be the sole Owner and Annuitant under the Contract and you intend to name your spouse as your sole Beneficiary.

You should not add this rider if you do not intend for your spouse to be the sole Beneficiary, if you desire to name a co-Annuitant, or if you are not the sole Owner of the Contract.

This rider provides a spousal death benefit if your spouse Beneficiary dies during the accumulation period provided: you are named as both the sole Annuitant and the sole Owner; your spouse is named as the sole Beneficiary; your spouse has signed the application or Written Request for this rider; and both you and your spouse are less than age 76 on the rider effective date.

The Spouse Beneficiary Death Benefit rider will not be issued in conjunction with the Earnings Enhanced Death Benefit. We are currently not offering it with Qualified Contracts.

Spouse Beneficiary Death Benefit. In the event your spouse Beneficiary who signed the original application dies, we will calculate the spousal death benefit proceeds according to the terms of the Contract including any attached death benefit riders, and compare the amount of those proceeds to the Surrender Value as of the date we receive Due Proof of Death. If the death benefit proceeds are greater than your Surrender Value, we will allocate the difference according to the purchase payment allocation designation on file as of the date we receive Due Proof of Death. If death benefit proceeds are less than your Surrender Value on the date we receive Due Proof of Death, no additional amount will be added to your Contract. The charges for this rider will not be refunded.

The additional amount, if any, will not increase surrender charges on the Contract. However, any amount allocated to the Fixed Account will begin a new Fixed Period. It is possible that any distribution attributable to the Spouse Beneficiary Death Benefit will be taxable in full.

Termination. The Spouse Beneficiary Death Benefit rider will terminate on the earliest of:

     o the date death benefit proceeds become payable on you according to the provisions of the Contract;
     o the date death benefit proceeds become payable on your spouse Beneficiary according to the terms of this rider;
     o   the Payout Date;
     o   the date we receive Written Request to change your Beneficiary;
     o   the date you surrender your Contract; or
     o   the date you chose to end this rider by Written Request to us.


If your spouse Beneficiary ceases to be your spouse, this rider will terminate on the date you notify us.


Charges. If you elect the Spouse Beneficiary Death Benefit, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. The current annual Spouse Beneficiary Death Benefit charge percentage is 0.05%.

Examples showing how these benefits work are provided in Appendix B.

The amount of the Spouse Beneficiary Death Benefit charge is calculated by multiplying the current annual Spouse Beneficiary Death Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months in the period. On each Contract Anniversary during the accumulation period, we will deduct the Spouse Beneficiary Death Benefit charge pro-rata from your Contract Value.

A pro-rata portion of the charge also will deducted upon Contract surrender, termination of the rider, payment of death benefit proceeds, or start of payments under an Income Payout Option, if the surrender, termination, payment of death benefit proceeds or start of payments under an Income Payout Option does not occur on a Contract Anniversary.

The rider is generally designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. Where we are required by a state to do so, however, we may also make this rider available to civil union and same-sex marriage partners. Contact us or your agent for more information. ADDING THE RIDER TO A NON-QUALIFIED CONTRACT IN CONNECTION WITH A BENEFICIARY WHO IS NOT A "SPOUSE" UNDER DOMA WILL CAUSE THE CONTRACT TO LOSE THE TAX DEFERRAL FEATURES NORMALLY ASSOCIATED WITH ANNUITY CONTRACTS.

                         AVAILABLE CONTRACT ENDORSEMENTS
================================================================================
In addition to the Contract Value Increase Enhancement and the Purchase Payment Credit Benefit discussed above under "Description of the Contract, the following endorsements may be available on your Contract.

INCOME PAYMENT INCREASE ENDORSEMENT
Under this endorsement and subject to the conditions described therein, you may increase the Income Payment under any Income Payout Option (other than Income Payout Option 1) by sending us an additional payment of up to $1 million with your Written Request electing an Income Payout Option. We deduct the premium expense charge, if any, from the additional payment and the additional amount is added to the Contract Value applied to the Income Payout Option.

You should consider this endorsement only if you have sufficient funds outside of the Contract to meet your immediate cash needs. We may charge up to $150 for the endorsement.

LOAN ACCOUNT ENDORSEMENT
A Loan Account endorsement is available for Contracts meeting the requirements of Section 403(b) of the Code. The endorsement permits Owners to borrow money from us using the Contract Value as collateral and provides for the establishment of a Loan Account under the Contract that is part of the Fixed Account. To facilitate a loan, Variable Contract Value and/or Fixed Contract Value in the amount of the loan is transferred to the Loan Account and held as collateral. We charges you interest on the Loan Amount at an effective annual rate of 6.50% and credits interest on the collateral in the Loan Account at an effective annual rate of 3.00%. Please see the Endorsement for more information.

You should consider the cost of borrowing before taking a loan from the Contract. You will pay more loan interest that than you will earn on your Loan Account. You should consider your ability to repay the loan and the tax implications if you fail to repay it as scheduled. We do not charge a fee for this endorsement.

CHANGE OF ANNUITANT ENDORSEMENT
This endorsement permits an Owner that is a business or trust to change the Annuitant at any time when the current Annuitant is alive provided that both the current Annuitant and new Annuitant are selected managers or highly compensated employees of the Owner. Generally, there is no charge for this endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, we may charge up to $150 to offset our expenses incurred in connection with the endorsement. The Change of Annuitant Endorsement is subject to a number of conditions. Please see the Endorsement for more information.

You may wish to consider this endorsement if you are a business or trust and you believe it would be beneficial to have the ability to change Annuitants as allowed by the endorsement. You may want to consider surrender charges, possible tax implications and other factors associated with the surrender of the Contract in connection with an event causing the current Annuitant to be no longer associated with the business or trust.

SPOUSAL CONTINUATION ENDORSEMENT
Under this endorsement, your spouse may elect to continue your Contract in lieu of taking a lump sum death benefit payment. There are conditions, however, associated with this endorsement. These conditions are that: you are named as both the sole Annuitant and sole Owner; your spouse is named as the sole Beneficiary; your death occurs during the accumulation period; your spouse is less than age 95 on the contract continuation date; your Contract is not collaterally assigned; and we receive your spouse's Written Request to elect this benefit within 60 days of receipt of Due Proof of Death.

If you are named as both the sole Annuitant and sole Owner and your spouse is named as the sole Beneficiary, this endorsement will automatically be issued with your Contract.

If your spouse elects spousal continuation, we will calculate the death benefit proceeds according to the terms of the Contract including any attached death benefit riders and compare that amount to the Contract Value, as of the Valuation Day we receive Due Proof of Death at our Mailing Address, which will have been reduced by any applicable pro-rata rider charges, any premium expense charge not previously deducted, and any Loan Amount. The greater of these two amounts is the Contract continuation amount. Your Loan Amount, if any, will be repaid as of the Contract continuation date. The entire Contract continuation amount will become the Contract Value as of the Contract continuation date and that amount will be allocated to the Subaccount(s) or the Fixed Account selection we receive by Written Request (otherwise, we will use the purchase payment allocation designation we have on file). We will waive all surrender charges applicable to purchase payments made prior to the Contract continuation date. As of the Contract continuation date, your spouse will become the new Owner and Annuitant, and may exercise all rights under the Contract. The Contract continuation date will be the measurement date for Contract Anniversaries of the continued Contract. The anticipated Payout Date for the continued Contract will be the later of Contract Anniversary following the new spouse Owner's 85th birthday or 10 years after the Contract continuation date.

All optional benefit riders/endorsements issued to you as Owner will terminate as of the date we receive Due Proof of Death at our Mailing Address.

If you were the original spouse Beneficiary named on the original application you may, as new Owner, elect any optional benefit riders/endorsements we make available by Written Request, except the Earnings Enhanced Death Benefit, subject to Company approval. Further, without continuing the Contract under the Contract under the Spousal Continuation Endorsement, you may continue the Guaranteed Lifetime Withdrawal Benefit (for benefits entered into on and after May 1, 2010), if you elect the continuation option under that rider and satisfy the terms and conditions of the rider. However, if you elect the continuation benefit under the Guaranteed Lifetime Benefit rider, you will not receive the death benefit value that you would have received under the Spousal Continuation Endorsement.

Spousal continuation is only available on non-Qualified Contracts and IRA Contracts. There is no charge for spousal continuation endorsement.

The endorsement is generally designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. Where we are required by a state to do so, however, we may also make this endorsement available to civil union and same-sex marriage partners. Contact us or your agent for more information. UNDER CURRENT LAW, ADDING THE ENDORSEMENT TO A NON-QUALIFIED CONTRACT IN CONNECTION WITH A BENEFICIARY WHO IS NOT A "SPOUSE" UNDER DOMA WILL CAUSE THE CONTRACT TO LOSE THE TAX DEFERRAL FEATURES NORMALLY ASSOCIATED WITH ANNUITY CONTRACTS. Any annual increase in Contract Value would be currently taxed at ordinary income rates, even if no amounts are withdrawn from the Contract. Please consult with your own tax advisor before adding the endorsement under these circumstances.

                             OPTIONAL BENEFIT RIDERS
================================================================================
We offer two types of living benefit riders for a fee. The Guaranteed Lifetime Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of Contract Value. Under the Guaranteed Minimum Accumulation Benefit, we guarantee your Contract Value will at least equal the Benefit Basis less adjustments for partial withdrawals. You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both. We assess a charge for each of the optional benefit riders. Currently, these riders are available only when you purchase your Contract or, with respect to the Guaranteed Lifetime Withdrawal Benefit rider, after the Contract Issue Date on conversion from a Guaranteed Minimum Accumulation Benefit rider. We may make these riders available under different circumstances or discontinue offering them in the future. You should elect the Guaranteed Lifetime Withdrawal Benefit if you are interested in predictable withdrawals that will guarantee the return of your principal or lifetime withdrawals while participating in the market.

You should carefully consider whether to elect the Guaranteed Lifetime Withdrawal Benefit if:

     o you plan to take partial withdrawals in excess of the guaranteed maximum withdrawal amount in a Contract Year because those withdrawals may significantly reduce or eliminate the value of the benefit;
     o you are interested in long term accumulation rather than receiving payments;
     o you have a Qualified Contract with withdrawal restrictions and you are under age 59 1/2 and are actively employed; or
     o   you do not expect to take partial withdrawals.

You should elect the Guaranteed Minimum Accumulation Benefit if you are interested in guaranteeing your initial principal with the potential to build your assets while participating in the market.

You should not elect the Guaranteed Minimum Accumulation Benefit if you are interested in receiving payments while the Guaranteed Minimum Accumulation Benefit is in effect. Partials withdrawals may reduce the Benefit Basis by more than the withdrawal amount. In particular, you should not purchase a Guaranteed Minimum Accumulation Benefit if you plan to take required minimum distributions (whether or not you take them under the Automatic Required Minimum Distribution
Plan) from this Contract.

You should carefully consider whether to elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit if:

     o you plan to make additional purchase payments in excess of the maximum window purchase payment amount or after the window period, because those payments will not increase your benefit basis; or
     o you would prefer that your Contract Value not be allocated to an available Benefit Allocation Plan because all Contract Value must be allocated to a Benefit Allocation Plan for the riders to remain in effect.

The guarantees provided under the Guaranteed Lifetime Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit are subject to our claims-paying ability. Therefore, if we become insolvent, the benefits may not be paid. You may want to consider our financial strength in connection with our ability to meet the guarantees made under the Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit riders. We may discontinue offering the Guaranteed Lifetime Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit at any time.

One or both of these riders may not be available in your state, or your state may not have approved the current version of the rider. Prior versions of the riders are described in the appendices. Contact your agent or us to confirm whether and, if so, what version of these riders are available to you.

INCOME PROTECTOR
Income Protector is a Guaranteed Lifetime Withdrawal Benefit rider. We offer two options if you elect this rider, Income Now or Income Later, which are described in this section.

Definitions. Before we discuss the Guaranteed Lifetime Withdrawal Benefits, you need to understand the terms we use to describe those benefits. We use the following definitions to describe how the optional Guaranteed Lifetime Withdrawal Benefit riders work:

Covered Person means the person(s) whose life/lives determine(s) the benefits under the guaranteed Lifetime Withdrawal benefit rider. We show the primary Covered Person and the joint Covered Person on your rider Data Page.

Current Age means the youngest Covered Person's age as of his or her last birthday.

Excess Withdrawal means a withdrawal that either by itself or when added to all other withdrawals during a rider year, exceeds the guaranteed annual Lifetime Withdrawal amount ("GALWA"). The amount that is in excess of GALWA is considered the Excess Withdrawal amount.

Foundation Account has the meaning provided in the Glossary.

Guaranteed Annual Lifetime Withdrawal Amount or GALWA means the maximum guaranteed withdrawal amount available to be withdrawn each Contract Year under the rider while a Covered Person is alive regardless of your Contract Value.

Guaranteed Lifetime Withdrawal Settlement Payments means the payments equal to your GALWA we make if your Contract Value is reduced to zero, a Covered Person is living, and you have complied with the terms of the rider.

Lifetime Benefit Basis means the value used to determine the GALWA. It may increase annually while the simple interest benefit and/or Step-Up options are in effect. It will be reduced if an Excess Withdrawal occurs.

Lifetime Withdrawal means any withdrawal taken under the terms of the guaranteed Lifetime Withdrawal benefit rider that is not a Non-Lifetime Withdrawal.

Non-Lifetime Withdrawal is the first, one-time withdrawal after the Income Later option is issued, if there are no additional withdrawals in the same rider year and no withdrawals in the rider year immediately following the first withdrawal.

Rider Anniversary means the same day and month as the Rider Issue Date for each year that the rider remains in force.

Rider Issue Date means the date shown on your rider Data Page that we use to determine Rider Years and Rider Anniversaries.

Rider Year means any twelve-month period beginning on a Rider Issue Date or a Rider Anniversary and ending one day before the next Rider Anniversary.

Simple Interest Benefit Basis means a value we calculate solely to determine your Lifetime Benefit Basis on each Rider Anniversary that the Simple Interest Benefit is in effect.

Spouse means a spouse defined under the federal Defense of Marriage Act ("DOMA"), 28 U.S.C. [Section]1738C, enacted in 1996. DOMA defines "marriage" as "a legal union between one man and one woman as husband and wife" and "spouse" as "a person of the opposite sex who is a husband or wife."

Step-Up means the annual increase to your Lifetime Benefit Basis such that your Lifetime Benefit Basis will equal your Contract Value if you satisfy certain conditions.

Step-Up Anniversary means the same day and month as the Step-Up Date for each year following a Step-Up in the Lifetime Benefit Basis.

Step-Up Date means the date that a Step-Up in the Lifetime Benefit Basis occurs.

Window Period means the period of time that additional purchase payments made may be included in the Lifetime Benefit Basis. The Window Period, if any, is shown on your Rider Data Page.

Description of the Guaranteed Lifetime Withdrawal Benefit Riders. If you are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money you can withdraw from the Contract, we offer for an additional charge optional Guaranteed Lifetime Withdrawal Benefit riders. Depending on the amount of withdrawals you take and the age of the Covered Person (and assuming you comply with the other rider conditions), each rider guarantees the return of all of the amounts you have invested in the Contract, as long as you limit your withdrawals each Contract Year to the Guaranteed Annual Lifetime Withdrawal Amount, and guarantees you annual payments of that amount for the rest of the Covered Person's life, no matter how long the Covered Person lives, even after you have recovered your investment in the Contract.

We offer two different rider options, Income Now and Income Later, each with unique guaranteed minimum withdrawal features, for the same rider charge rate. You must make an irrevocable choice of one of these options when you elect a Guaranteed Lifetime Withdrawal Benefit rider. We designed the Income Now option for Owners who expect to start taking withdrawals in the near future.

We designed the Income Later option for Owners who expect to delay taking withdrawals. There are three main differences between the options. These differences focus on:
     o   the simple interest benefit;

     o   when the withdrawal percentages are set for the GALWA; and

     o   the ability to take a Non-Lifetime Withdrawal.

Examples of how the Income Now and Income Later options work are provided in Appendix C.

When you elect the Guaranteed Lifetime Withdrawal Benefit at the Contract Issue Date, you also receive the Minimum Guarantee Death Benefit. This death benefit takes the place of the basic death benefits offered in the Contract. However, if you cancel your Guaranteed Lifetime Withdrawal Benefit rider, you will also cancel the Minimum Guarantee Death Benefit option. In that case, your Contract will revert to the basic death benefit offered in the Contract, and we will make a proportionate adjustment each time you take a partial withdrawal.

If you convert from a Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider, you will keep the basic death benefit offered in the Contract and have a pro-rata adjustment for all withdrawals. If you purchased a death benefit rider in addition to the Guaranteed Minimum Accumulation Benefit that is being converted, that death benefit rider will continue, and will be adjusted pro-rata for all withdrawals.

We issued earlier versions of the Guaranteed Lifetime Withdrawal Benefit riders. The features of those prior benefits may differ from the current Guaranteed Lifetime Withdrawal Benefit we are offering. However, if the current Guaranteed Lifetime Withdrawal Benefit rider is not approved in your state or your application for the rider is dated before May, 1, 2010, a prior approved version of a Guaranteed Lifetime Withdrawal Benefit or Guaranteed Minimum Withdrawal Benefit rider may be issued. THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS ARE DESCRIBED IN APPENDIX E (FOR RIDERS ISSUED AFTER OCTOBER 18, 2009 BUT BEFORE MAY 1, 2010), APPENDIX F (FOR RIDERS ISSUED AFTER APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009) AND APPENDIX G (FOR RIDERS ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009). THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ARE DESCRIBED IN APPENDIX H (FOR RIDERS ISSUED AFTER OCTOBER 28, 2007 BUT BEFORE NOVEMBER 24, 2008), APPENDIX I (FOR RIDERS ISSUED AFTER OCTOBER 29, 2006 BUT BEFORE OCTOBER 29, 2007), AND APPENDIX J (FOR RIDERS ISSUED BEFORE OCTOBER 30,
2006).

You may elect either the Guaranteed Lifetime Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits. In addition, you may not elect an optional death benefit rider if you elect a Guaranteed Lifetime Withdraw Benefit rider.

Example:
--------

Assume that you purchase a Contract with Income Now when you are 60. Your purchase payment is $100,000. You make annual Lifetime Withdrawals in each of the next ten years equal to the Guaranteed Lifetime Annual Withdrawal Amount, or $46,000 (4.6% of the purchase payment of $100,000). Assuming 5% net investment experience and no Step-Ups during each of the ten years, after the 10th Contract Year your Contract Value will be $105,031 and your Lifetime Benefit Basis will be $100,000.

A Guaranteed Lifetime Withdrawal Benefit does not guarantee Contract Value or the performance of any allocation option or model allocation.

IMPORTANT CONSIDERATIONS:

o You must allocate all purchase payments, Purchase Payment Credits, Credit Value Increase Enhancements, and Contract Value to an available Benefit Allocation Plan or DCA Fixed Account and participate in the automatic personal rebalance service (both described below) on and after the Rider Issue Date for your benefit to remain in effect. Benefit Allocation Plans may require you to allocate a percentage of your purchase payment(s) to the Foundation Account. There are restrictions associated with allocating to the Foundation Account. We describe these restrictions below. The restrictions on your allocation options and your use of the Foundation Account when you elect a Guaranteed Lifetime Withdrawal rider are intended to limit our risk that we may pay Guaranteed Lifetime Withdrawal Settlement Payments.

o To maximize your potential to receive payments under Income Now or Income Later option, you must limit your withdrawals to withdrawals that are not Excess Withdrawals each Contract Year and allocate your Contract Value according to the available Benefit Allocation Plans described below. These restrictions are intended to minimize the risk that your Contract Value will be reduced to zero before death, thereby requiring us to make Guaranteed Lifetime Withdrawal Settlement Payments.
       o Accordingly, asignificant risk against which the rider protects, i.e., that your Contract Value will reduce to zero (other than due to an Excess Withdrawal) while you are alive, may be minimal.

       o Moreover, because these restrictions lessen the risk that your Contract Value will be reduced to zero while the Covered Person is still alive, they also significantly reduce the risk that we will make any Guaranteed Lifetime Withdrawal Settlement Payments.

       o In fact, if your Contract's investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Lifetime Benefit Basis, then your Contract Value will never be reduced to zero, and you will receive little, if any, benefit from the rider.

o We do not automatically increase your Lifetime Benefit Basis when your Contract appreciates in value. We will only increase your Lifetime Benefit Basis if you made purchase payments during the window period, or if the simple interest benefit or Step-Up option is in effect.

o Please remember that all withdrawals, including those made under a Guaranteed Lifetime Withdrawal Benefit rider, reduce your Contract Value and death benefit, may result in receipt of taxable income to the Owner under federal and state law, and if made before the Owner attains age
    59 1/2, may be subject to a 10% penalty tax.

o Withdrawals under a Guaranteed Lifetime Withdrawal Benefit rider are not annuity payments. Annuity payments generally receive more favorable tax treatment than withdrawals. (See FEDERAL TAX MATTERS).

o You will begin paying a Guaranteed Lifetime Withdrawal Benefit rider charge as of the Rider Issue Date, even if you do not begin taking withdrawals for many years. The rider charge will continue until the end of the Minimum Charge Period shown on your rider Data Page. Even if you terminate a Guaranteed Lifetime Withdrawal Benefit rider during the Minimum Charge Period, we will continue to charge for the rider until the end of the Minimum Charge Period, unless prohibited by state law.

o To receive the full benefit of Lifetime Withdrawals, your Contract Value must be reduced to zero and the Covered Person must be living at that time.

o If you choose to not take withdrawals equal to or less than the Guaranteed Annual Lifetime Withdrawal Amount during each Contract Year, the remaining Guaranteed Annual Lifetime Withdrawal Amount may not be carried forward to any other Contract Year.

o If the Covered Person dies, the benefits provided by this rider will only continue if the Joint Covered Person and sole primary Beneficiary is the surviving spouse of the Covered Person, and the eligible Joint Covered Person does not take the death benefit under the terms of the Contract.

o Surrender charges may apply to the Non-Lifetime and Lifetime Withdrawals you take. (See CHARGES AND DEDUCTIONS.)

o Inflation may impact the value of a Guaranteed Lifetime Withdrawal Benefit rider.

In considering whether to purchase a Guaranteed Lifetime Withdrawal Benefit rider, you must consider your desire for protection and the cost of the rider versus the possibility that had you not purchased the Guaranteed Lifetime Withdrawal Benefit rider, your Contract Value may have been higher. You should consult your financial professional to discuss whether a Guaranteed Lifetime Withdrawals Benefit rider suits your needs.

Electing a Guaranteed Lifetime Withdrawal Benefit Rider. You must satisfy certain eligibility requirements to elect a Guaranteed Lifetime Withdrawal Benefit rider. These requirements include age requirements as well as certain requirements of the Code.

Covered Persons Requirements: Each Covered Person must be between ages 55-85 for Income Now and between ages 50-85 for Income Later on the rider issue date. The primary Covered Person must be the primary Owner and Annuitant, or must be the Annuitant if the Owner is not a natural person. If the Owner is not a natural person, a joint Covered Person cannot be named. The joint Covered Person, if any, must be the primary Covered Person's spouse at the time of application and must be designated as the sole primary Beneficiary. The chart below illustrates the Covered Person eligibility requirements for the Guaranteed Lifetime Withdrawal Benefit rider.

--------------------------------------------------------------------------------
Type of Contract                Covered Person Requirements
--------------------------------------------------------------------------------
Single Owner                    The primary Covered Person is the Owner and
                                Annuitant. The joint Covered Person, if any,
                                must be the primary Covered Person's spouse
                                and the sole primary Beneficiary.
--------------------------------------------------------------------------------
Single Owner/Non-Natural        The primary Covered Person is the Annuitant.
Owner                           A joint Covered Person is not allowed.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Jointly Owned Contract          The primary Covered Person is the primary
                                Owner and Annuitant. The co-Owner must be
                                the Owner's spouse. The joint Covered
                                Person, if any, must be the primary Covered
                                Person's spouse and the sole primary
                                Beneficiary.
--------------------------------------------------------------------------------

Other Eligibility Requirements. Further, to comply with certain provisions of the Code, the following Owner, Annuitant, and Beneficiary requirements apply:

     o For jointly owned Contracts, the Owners must be spouses, they must be the Annuitant or Annuitants, Joint Covered Persons, and only they can be designated beneficiaries(y). If only one of the spouses is the Annuitant, the other spouse must be the sole primary Beneficiary before annuitization, and must be the sole primary Beneficiary at the time of application if he or she is the Joint Covered Person.

     o For a single natural person owned Contract covering a single life, the Annuitant must be the sole Owner and primary Covered Person.


     o For a single natural person owned Contract covering joint lives, the Annuitant must be the sole Owner and primary Covered Person with his or her spouse as the joint Covered Person and sole designated primary Beneficiary at the time of application.


     o If there are two Annuitants, they must be spouses, one or both must be the Owner(s), and they both must be the sole designated Beneficiaries. The primary Owner must be the primary Covered Person, and the Joint Covered Person, if any, must be the spouse.

     o If the Owner is not a natural person, then the Annuitant must be a natural person and is the Covered Person; if there are joint Annuitants, they must be spouses and the primary Beneficiaries, and the Annuitant will be the only Covered Person, if there is a single Annuitant he or she will be the only Covered Person.

Caution should be used if you plan to change your Beneficiary because the change may negatively impact your ability to make full use of the Guaranteed Lifetime Withdrawal Benefit rider. For example, if there is a joint Covered Person, the joint Covered Person must be your spouse and we require that he or she be designated as the sole primary Beneficiary at the time of application. If you later change your Beneficiary to someone other than you spouse, then he or she will not be eligible for the continuation benefit under the rider.

In addition, you cannot change your primary Covered Person or joint Covered Person after the Rider Issue Date, and the benefit will terminate if you change the Owner. You also cannot add a joint Covered Person after the Rider Issue Date. You may, however, remove a joint Covered Person after the Rider Issue
Date if you have not made a Lifetime Withdrawal and you provide us with proof of death, divorce, annulment or dissolution of the marriage between the primary Covered Person and the Joint Covered Person. If you remove a joint Covered Person, you cannot add a subsequent spouse as a new joint Covered Person. If you and your spouse divorce, the benefit provided by the rider can not be divided as part of the divorce settlement or judgment.

Guaranteed Lifetime Withdrawal Benefit riders are not offered on new Contracts issued as Beneficiary IRA Contracts or Non-qualified Beneficiary Contracts. The terms "Beneficiary IRA" or "Non-qualified Beneficiary" Contract refer to a Contract that has been inherited by a Beneficiary upon the death of the Owner. We may accept or refuse a request to issue a Guaranteed Lifetime Withdrawal Benefit rider in our sole discretion.

FEATURES OF THE INCOME NOW OPTION. The following discussion describes certain aspects of how the Income Now option works, which may be different from the Income Later option.

Withdrawals in General. You may make withdrawals up to the GALWA while at least one Covered Person is living (please note, however, that as discussed below and under certain conditions, you may continue to receive your Guaranteed Annual Lifetime Withdrawals under Guaranteed Annual Withdrawal Settlement Payments).

The first time you make a withdrawal under the rider, the Simple Interest Benefit (described below) will end.

Lifetime Withdrawals up to the GALWA will not impact the Lifetime Benefit Basis. If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your Lifetime Withdrawal in any given rider year, your GALWA will not increase for future rider years.

Within each Rider Year, you may take Excess Withdrawals. Excess Withdrawals will reduce your Lifetime Benefit Basis and your Simple Interest Benefit Basis as described below, and may do so by more than the actual amount of the Excess Withdrawal. CURRENTLY, SCHEDULED WITHDRAWALS UNDER A SYSTEMATIC WITHDRAWAL PROGRAM TO SATISFY A REQUIRED MINIMUM DISTRIBUTION PLAN FOR THE VALUE OF THIS CONTRACT ARE NOT CONSIDERED EXCESS WITHDRAWALS PROVIDED YOU ENROLL IN THE AUTOMATIC REQUIRED MINIMUM DISTRIBUTION PLAN. (SEE DESCRIPTION OF THE CONTRACT, SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS.)

All withdrawals under the Guaranteed Lifetime Withdrawal Benefit rider are also partial withdrawals under the Contract. Such withdrawals will reduce your death benefit and are subject to income tax, including a 10% penalty tax if the withdrawals are taken before age 59 1/2. (See FEDERAL TAX MATTERS). Any applicable contingent deferred sales charge will apply to all withdrawals. When you take a partial withdrawal under a Guaranteed Lifetime Withdrawal Benefit rider, unless you instruct us otherwise, we will reduce all allocation options proportionally other than the Foundation Account until the value in such allocation options is exhausted; only then will we take a partial withdrawal from the Foundation Account. A partial withdrawal from the Foundation Account before the Contract Value in all other allocation options is exhausted will violate the rider's allocation restrictions, and will cause your rider to terminate unless otherwise prohibited by state law.

Also note that adding the Guaranteed Lifetime Withdrawal Benefit rider to your Contract will not automatically cancel any systematic withdrawals you have established. Because withdrawals more than your GALWA may significantly reduce or eliminate your ability to make Lifetime Withdrawals under the rider, you should consider whether any existing systematic withdrawals should be adjusted.

If a Lifetime Withdrawal under the Guaranteed Lifetime Withdrawal Benefit causes your Contract Value to be equal to zero, we will continue to pay you your GALWA for the remainder of the life of the Covered Person ("Guaranteed Lifetime Withdrawal Benefit settlement"). Your Contract, the Guaranteed Lifetime Withdrawal Benefit rider, and all other riders attached to your Contract then will terminate. At that time, only the Guaranteed Lifetime Withdrawal Benefit settlement will be in effect, and we may not accept additional purchase payments. Any withdrawal you make before a Guaranteed Lifetime Withdrawal Benefit Settlement Payment is a withdrawal made from your Contract Value. We are only required to start using our own money to make payments when there is a Guaranteed Lifetime Withdrawal Benefit settlement.

If you have begun to take Lifetime Withdrawals and you have positive Contract Value on your anticipated Payout Date:

     a.) we will extend your Payout Date in order to continue providing Lifetime
         Withdrawals under the terms of this rider;
     b.) we may not accept any additional purchase payments; and c.) all other riders attached to your Contract, if any, will terminate.

If lifetime withdrawals have not begun as of the anticipated Payout Date, you may change the payout date by Written Request, as described in the Contract to which this rider is attached. If the Payout Date is extended, we may not accept additional purchase payments, and all other riders attached to your Contract, if any, will terminate. If the Payout Date is not changed, we will use the anticipated Payout Date as your Payout Date and the rider will terminate.

We will continue to assess the rider charges for the Guaranteed Lifetime Withdrawal Benefit rider, until your Payout Date unless your rider terminates before that date and the Minimum Charge Period has expired.

You should carefully consider when to begin taking Lifetime Withdrawals if you have elected the Guaranteed Lifetime Withdrawal Benefit. If you begin taking Lifetime Withdrawals too soon or delay taking Lifetime Withdrawals for too long, you may limit the value of the Guaranteed Lifetime Withdrawal Benefit. Also, charges for the Guaranteed Lifetime Withdrawal Benefit rider will accrue as of the rider issue date, even though you may not begin taking withdrawals for many years, or ever. IF YOU ELECT THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT FOR A QUALIFIED CONTRACT, TAX RULES MAY PREVENT YOU FROM TAKING PARTIAL WITHDRAWALS WHEN YOU OTHERWISE WOULD, OR REQUIRE YOU TO TAKE EXCESS WITHDRAWALS, REDUCING YOUR LIFETIME BENEFIT BASIS. (SEE FEDERAL TAX MATTERS, TAXATION OF QUALIFIED PLANS). All withdrawals taken before age 59 1/2 are subject to an additional
10% penalty tax. Consult a tax advisor before purchasing the Guaranteed Lifetime Withdrawal Benefit rider.

Examples of how withdrawals may affect your benefit under the Income Now option are provided in Appendix C.

Amount of your GALWA. The GALWA is the amount we guarantee you may withdraw each year under the Income Now option as long as the Covered Person is alive and you satisfy the rider's conditions. We determine the GALWA by multiplying the Lifetime Benefit Basis by an annual lifetime benefit percentage of at least 2% (the minimum percentage may be different in your state). The current annual lifetime benefit percentages are shown below. The annual lifetime benefit percentages that apply to your rider are shown on your rider Data Pages.

-----------------------------------------------------------------------------------------------------------
                      Attained Age of Covered Person at First Withdrawal or Step-Up
-----------------------------------------------------------------------------------------------------------
Age            55   56   57   58   59   60   61   62   63   64   65   66   67   68   69   70   71   72   73
-----------------------------------------------------------------------------------------------------------
Percentage    4.1  4.2  4.3  4.4  4.5  4.6  4.7  4.8  4.9  5.0  5.1  5.2  5.3  5.4  5.5  5.6  5.7  5.8  5.9
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Age            74   75   76   77   78   79   80   81   82   83   84   85+
-----------------------------------------------------------------------------------------------------------
Percentage    6.0  6.1  6.2  6.3  6.4  6.5  6.6  6.7  6.8  6.9  7.0  7.1
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
     Joint Covered Persons - Attained Age of Youngest Covered Person at First Withdrawal or Step Up(1)
-----------------------------------------------------------------------------------------------------------
Age            55   56   57   58   59   60   61   62   63   64   65   66   67   68   69   70   71   72   73
-----------------------------------------------------------------------------------------------------------
Percentage    3.6  3.7  3.8  3.9  4.0  4.1  4.2  4.3  4.4  4.5  4.6  4.7  4.8  4.9  5.0  5.1  5.2  5.3  5.4
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Age            74   75   76   77   78   79   80   81   82   83   84  85+
-----------------------------------------------------------------------------------------------------------
Percentage    5.5  5.6  5.7  5.8  5.9  6.0  6.1  6.2  6.3  6.4  6.5  6.6
-----------------------------------------------------------------------------------------------------------

(1) If only one Covered Person is living at the time of the first withdrawal, we will use the Single Covered Person's rates, and the percentages used will be based on the surviving Covered Person's Current Age at the time of the withdrawal.

We base the annual lifetime benefit percentage on the annual lifetime benefit percentages in effect at the Rider Issue Date (which are shown on your rider Data Pages) and the youngest Covered Person's Current Age at the time the first Lifetime Withdrawal occurs following the Rider Issue Date. If a Step-Up occurs after the first Lifetime Withdrawal, we will base the percentage on the youngest Covered Person's Current Age at the time of the Step-Up. This will result in an increase to the annual withdrawal benefit percentage. In addition, if the youngest Covered Person (if there were joint Covered Persons) is deceased at the time of Step-Up, then we will base the percentage on the age the deceased would have been had he or she been living at the time of the Step-Up. We will only know if the youngest Covered Person is deceased if you inform us. This information will affect your benefit. Please let us know if a Covered Person dies. We are not responsible for any misdirected payments that result from failure to promptly notify us of any such death.

Lifetime Benefit Basis. We use the Lifetime Benefit Basis to calculate the Guaranteed Annual Lifetime Withdrawal Amount. We show the Lifetime Benefit Basis as of the Rider Issue Date on your rider Data Pages.

You may increase the Lifetime Benefit Basis by making purchase payments during the Window Period ("window purchase payments") up to the maximum window purchase payment allowed (also shown on your rider Data Pages, currently, two times your initial purchase payment) and on each Rider Anniversary the option is in effect, by making use of the simple interest benefit and Step-Up options. Window purchase payments will also increase your Simple Interest Benefit Basis and the amount under your Step-Up option. The Window Period is shown on your rider Data Page. While there is no guaranteed minimum window period, we were offering a 12-month Window Period as of the effective date of this prospectus.

We are currently waiving the maximum window purchase payment limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will not participate in any Guaranteed Lifetime Withdrawal Benefit rider benefits unless a Step-Up occurs.

We will reset the Lifetime Benefit Basis if you make an Excess Withdrawal. Any change in the Lifetime Benefit Basis will also result in a change in the GALWA. The Lifetime Benefit Basis is used only to calculate the GALWA. The Lifetime Benefit Basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount. See the Excess Withdrawals discussion below for additional information.

Simple Interest Benefit. This benefit guarantees an increase in your Lifetime Benefit Basis (and therefore your Lifetime Withdrawals under this rider) each rider year the benefit is in effect. The benefit, however, does not increase your Contract Value. Under the Income Now option, the increase will equal simple interest benefit basis rate of at least 1% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increases) the Simple Interest Benefit is in effect. The current simple interest benefit basis rate is 3%. We show the simple interest benefit basis rate that applies to your Contract on your rider Data Pages.

For the Simple Interest Benefit to take effect, your Lifetime Benefit Basis with the applicable simple interest rate ("Simple Interest Benefit Basis") must be greater than the Lifetime Benefit Basis for that Rider Anniversary. The Simple Interest Benefit Basis on your Rider Issue Date is equal to your Lifetime Benefit Basis as of that date. Any window purchase payment you make, up to maximum window purchase payment we allow, will increase the Simple Interest Benefit Basis.

If you have a Qualified Contract, you may not be able to take advantage of all 10 years of the Simple Interest Benefit if you are within 10 years of your required minimum distribution beginning date (generally age 70 1/2) at the time you purchase the Contract.

This benefit will remain in effect until the earliest of:

     o   your first Lifetime Withdrawal following the rider issue date;
     o   the 10th Rider Anniversary; or
     o   the date you violate the allocation restrictions.

Examples of how the Simple Interest Benefit Basis works are provided in Appendix C.

Lifetime Benefit Basis Step-Up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically "stepped-up" each year to equal your current Contract Value. Step-Ups will occur if your Contract Value is greater than the Lifetime

Benefit Basis as of the Step-Up date and we are issuing new Guaranteed Lifetime Withdrawal Benefit riders on the date of the Step-Up. A Step-Up in your Lifetime Benefit Basis will increase your GALWA.

Once elected, the Lifetime Benefit Basis will be annually stepped-up until the earliest of the following:

     (a) the date you violate an allocation restriction;
     (b) the Rider Anniversary on or following the youngest Covered Person's 85th birthday;
     (c) the date you change Contract ownership; or
     (d) the date you terminate the option by Written Request.

Step-Ups will begin on the Rider Anniversary following your Written Request for automatic Step-Ups. If you elect the "Step-Up," the start date for the new Benefit Period will be the Step-Up date and the Lifetime Benefit Basis will equal your Contract Value as of the Step-Up date. Following your Step-Up election, you may pay a new current charge each year, up to the maximum charge for your rider, which may be higher. We will notify you 60 days in advance of the Step-Up if the rider fee will increase. If you discontinue the automatic Step-Ups, you may not re-elect the Step-Up option at a later time.

You should carefully consider whether to elect a Step-Up under a Qualified Contract if you are within 10 years of your required minimum distribution beginning date (generally age 70 1/2) and you expect to take required minimum distributions from the Contract. Also, Withdrawals before age 59 1/2 are subject to a 10% penalty tax. (See FEDERAL TAX MATTERS).

Lifetime Benefit increases if both the Simple Interest Benefit and the Step-Up option are in effect. If both the Simple Interest Benefit and the Step-Up option are in effect, we will compare the lifetime benefit increase for a Rider Anniversary to the following amounts:

     (1) the Simple Interest Benefit Basis as of that Rider Anniversary; and
     (2) the current Contract Value as of that Rider Anniversary.

If either (1) or (2) above are greater than the Lifetime Benefit Basis for that Rider Anniversary, the Lifetime Benefit Basis will be increased (stepped-up) by the greater amount. If both (1) and (2) above are lower than the Lifetime Benefit Basis for that Rider Anniversary, there will be no adjustment for that rider year and the Lifetime Benefit Basis will not change.

Foundation Account following Step Up in the Lifetime Benefit Basis. The Benefit Allocation Plan you elect may require an allocation to the Foundation Account. This amount equals the Lifetime Benefit Basis (as of the Step-Up date) multiplied by the Foundation Account allocation percentage in the Benefit Allocation Plan you elected. In that case we will transfer Contract Value from your other allocation options to fund any increase in the Foundation Account that then will be required. We will make such transfers first from the Subaccounts on a pro-rata basis, then from the DCA Fixed Periods, if applicable, from oldest to newest. We reserve the right to waive this requirement. If we do so, we will administer the waiver on a non-discriminatory basis. We are currently waiving this requirement.

Excess Withdrawals. If an Excess Withdrawal occurs we will reset your Lifetime Benefit Basis equal to the previous Lifetime Benefit Basis reduced by the greater of:

     (a) the Excess Withdrawal amount; or
     (b) a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:

         (1) =  the Excess Withdrawal amount.
         (2) = the Contract Value before the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.
         (3) = the Lifetime Benefit Basis before the withdrawal.

If the Lifetime Benefit Basis is reset (reduced) as described above, as a result of the Excess Withdrawal, we then will recalculate and reduce the GALWA. We will send you notice of the amount of your reduced Lifetime Benefit Basis and GALWA within seven days of the date the Excess Withdrawal is made. If your Contract Value is less than the Lifetime Benefit Basis, we will reduce your Lifetime Benefit Basis by an amount greater than the amount of the Excess Withdrawal (as described above). In this case, the less your Contract Value is relative to your Lifetime Benefit Basis, the larger the impact of an Excess Withdrawal.

We may waive the Excess Withdrawal treatment described above if the withdrawals are scheduled withdrawals intended to meet IRS required minimum distribution rules. Currently, scheduled withdrawals under a systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered Excess Withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. However, we may at a future date decide to consider such withdrawals as Excess Withdrawals. An Excess Withdrawal that would cause your Contract's Surrender Value to be less than $2,000 will cause your Contract and the Income Now Option to end.

Appendix C includes an example of how Excess Withdrawals may affect your benefit.

FEATURES OF THE INCOME LATER OPTION. The following discussion describes certain aspects of how the Income Later option works, which may be different from the Income Now option.

Withdrawals in General. You may make withdrawals up to the GALWA while at least one Covered Person is living (please note, however, that as discussed below and under certain conditions, you may continue to receive your Guaranteed Annual Lifetime Withdrawals under a settlement option if we are making Guaranteed Annual Withdrawal Settlement Payments).

You may take one Non-Lifetime Withdrawal of any amount before you take Lifetime Withdrawals. While no Simple Interest Benefit (described below) will be applied to your Contract for the Rider Year in which you make your Non-Lifetime Withdrawal, the Simple Interest Benefit will resume the second Rider Year after taking your Non-Lifetime Withdrawal.

Non-Lifetime Withdrawals will decrease your Lifetime Benefit Basis if you take an Excess Withdrawal. If you take any additional withdrawals before the end of the second rider year after taking your first withdrawal, your first withdrawal will no longer be considered a Non-Lifetime Withdrawal. In that case, the Simple Interest Benefit will never resume.

Lifetime Withdrawals up to the GALWA will not impact the Lifetime Benefit Basis. If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your Lifetime Withdrawal in any given rider year, your GALWA will not increase for future rider years.

Within each rider year, you may take Excess Withdrawals. Excess Withdrawals will reduce your Lifetime Benefit Basis and your Simple Interest Benefit Basis as described below, and may do so by more than the actual amount of the Excess Withdrawal. CURRENTLY, SCHEDULED WITHDRAWALS UNDER A SYSTEMATIC WITHDRAWAL PROGRAM TO SATISFY A REQUIRED MINIMUM DISTRIBUTION PLAN FOR THE VALUE OF THIS CONTRACT ARE NOT CONSIDERED EXCESS WITHDRAWALS PROVIDED YOU ENROLL IN THE AUTOMATIC REQUIRED MINIMUM DISTRIBUTION PLAN. (SEE DESCRIPTION OF THE CONTRACT, SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS.)

All withdrawals under the Guaranteed Lifetime Withdrawal Benefit rider are also partial withdrawals under the Contract. Such withdrawals will reduce your death benefit are subject to income tax including a 10% penalty tax if the withdrawals are taken before age 59 1/2. (See FEDERAL TAX MATTERS). Any applicable contingent deferred sales charge will apply to all withdrawals. When you take a partial withdrawal under a Guaranteed Lifetime Withdrawal Benefit rider, unless you instruct us otherwise, we will reduce all allocation options proportionally other than the Foundation Account until the value in such allocation options is exhausted; only then will we take a partial withdrawal from the Foundation Account. A partial withdrawal from the Foundation Account before the Contract Value in all other allocation options is exhausted will violate the rider's allocation restrictions, and will cause your rider to terminate unless otherwise prohibited by state law.

Also note that adding the Guaranteed Lifetime Withdrawal Benefit rider to your Contract will not automatically cancel any systematic withdrawals you have established. Because withdrawals more than your GALWA may significantly reduce or eliminate your ability to make Lifetime Withdrawals under the rider, you should consider whether any existing systematic withdrawals should be adjusted.

If a Lifetime Withdrawal under the Guaranteed Lifetime Withdrawal Benefit causes your Contract Value to be equal to zero, we will pay any remaining Lifetime Withdrawals under the terms of the Income Payout Option that we will make available for that purpose. ("Guaranteed Lifetime Withdrawal Benefit settlement"). Your Contract, the Guaranteed Lifetime Withdrawal Benefit rider, and all other riders attached to your Contract then will terminate, and you may not make additional purchase payments. At that time, only the Guaranteed Lifetime Withdrawal Benefit settlement will be in effect. Any withdrawal you make before a Guaranteed Lifetime Withdrawal Benefit Settlement Payment is a withdrawal made from your Contract Value. We are only required to start using our own money to make payments when there is a Guaranteed Lifetime Withdrawal Benefit Settlement Payment.

If you have begun to take Lifetime Withdrawals those will continue past the anticipated Payout Date:

     a.) we may not accept any additional purchase payments;
     b.) we will extend your Payout Date in order to continue providing lifetime withdrawals under the terms of this rider; and c.) all other riders attached to your Contract, if any, will terminate.

If Lifetime Withdrawals have not begun as of the anticipated Payout Date, you may change the Payout Date by Written Request. If the Payout Date is extended, we may not accept additional purchase payments, and all other riders attached to your Contract, if any, may terminate. If the Payout Date is not changed, we will use the anticipated Payout Date as your Payout Date and the rider will terminate.

We will continue to assess your rider charges for the Guaranteed Lifetime Withdrawal Benefit rider until your actual Payout Date.

You should carefully consider when to begin taking Lifetime Withdrawals if you have elected the Guaranteed Lifetime Withdrawal Benefit. If you begin taking Lifetime Withdrawals too soon or delay taking Lifetime Withdrawals for too long, you may limit the value of the Guaranteed Lifetime Withdrawal Benefit. Also, charges for the Guaranteed Lifetime Withdrawal Benefit rider will accrue as of the Rider Issue Date, even though you may not begin taking withdrawals for many years, or ever. IF YOU ELECT THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT FOR A QUALIFIED CONTRACT, TAX RULES MAY PREVENT YOU FROM TAKING PARTIAL WITHDRAWALS WHEN YOU OTHERWISE WOULD, OR REQUIRE YOU TO TAKE EXCESS WITHDRAWALS, REDUCING YOUR LIFETIME BENEFIT BASIS. (SEE FEDERAL TAX MATTERS, TAXATION OF QUALIFIED PLANS). Lifetime Withdrawals taken before age 59 1/2 are subject to an additional 10% penalty tax. Consult a tax advisor before purchasing the Guaranteed Lifetime Withdrawal Benefit rider.

Examples of how withdrawals may affect your benefit under the Income Later option are provided in Appendix C.

Amount of your GALWA. The GALWA is the amount we guarantee you may withdraw each year under the Income Later option as long as the Covered Person is alive and you satisfy the rider's conditions. We determine the GALWA by multiplying the Lifetime Benefit Basis by an annual lifetime benefit percentage of at least 2% (the minimum percentage may be different in your state). The current annual lifetime benefit percentages are shown below. The annual lifetime benefit percentages that apply to your Contract are shown on your rider Data Pages.

----------------------------------------------------------------------
    Attained Age of Covered Person at First Withdrawal or Step-Up
----------------------------------------------------------------------
Age            50-54   55-60   61-64   65-69   70-74   75-79    80+
----------------------------------------------------------------------
Percentage      3.00    3.75    4.25    4.50    5.00    5.25   5.50
----------------------------------------------------------------------

----------------------------------------------------------------------
      Joint Covered Persons - Attained Age of Youngest Covered
             Person at First Withdrawal or Step-Up(1)
----------------------------------------------------------------------
Age            50-54   55-60   61-64   65-69   70-74   75-79    80+
----------------------------------------------------------------------
Percentage      2.50    3.25    3.75    4.00    4.50    4.75   5.00
----------------------------------------------------------------------

(1) If only one Covered Person is living at the time of your first withdrawal, we will use the single Covered Person's rates, and the percentage used will be based on the surviving Covered Person's Current Age at the time of the first Lifetime Withdrawal.

We determine the Guaranteed Annual Lifetime Withdrawal Amount by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage on the annual lifetime benefit percentage in effect at the Rider Issue Date (as shown on your rider Data Page). The percentage is based on the youngest Covered Person's Current Age at the time the first Lifetime Withdrawal occurs following the rider Issue Date. The annual lifetime benefit percentage will not change after your first Lifetime Withdrawal occurs. The annual withdrawal percentage is based on the age of the youngest Covered Person and the number of Covered Persons (1 or 2). We will only know if the youngest Covered Person is deceased if you inform us. This information may affect your benefit. Please let us know if a Covered Person dies.

Lifetime Benefit Basis. We use the Lifetime Benefit Basis to calculate the Guaranteed Annual Lifetime Withdrawal Amount. We show the Lifetime Benefit Basis as of the Rider Issue Date on your rider Data Pages.

You may increase the Lifetime Benefit Basis by making purchase payments during the Window Period ("window purchase payments") up to the maximum window purchase payment allowed (also shown on your rider Data Pages, currently, two times your initial purchase payment) and on each Rider Anniversary the option is in effect, by making use of the simple interest benefit and Step-Up options. Window purchase payments will increase your Simple Interest Benefit Basis and the amount under your Step-Up option. The Window Period is shown on your rider Data Page. While there is no guaranteed minimum window period, we were offering a 12-month Window Period as of the effective date of this prospectus.

We are currently waiving the maximum window purchase payment limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will not affect the Guaranteed Lifetime Withdrawal Benefit rider benefits if the Step-Up option is not in effect.

We will reset the Lifetime Benefit Basis if you make an Excess Withdrawal. Any change in the Lifetime Benefit Basis will also result in a change in the GALWA. The Lifetime Benefit Basis is used only to calculate the GALWA. The Lifetime Benefit Basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount. See the Excess Withdrawals discussion below for additional information.

Simple Interest Benefit. This benefit guarantees an increase in your Lifetime Benefit Basis (and therefore your Lifetime Withdrawals under this rider) each rider year the benefit is in effect. The benefit, however, does not increase your Contract Value. Under the Income Later option, the increase will equal simple interest of at least 1% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase) the Simple Interest Benefit is in effect. The current simple interest benefit basis rate is 7.5%. The simple interest benefit basis rate that applies to your Contract is shown on your Rider Data Page.

For the Simple Interest Benefit to take effect, your Lifetime Benefit Basis with the applicable simple interest benefit basis rate ("Simple Interest Benefit Basis") must be greater than the Lifetime Benefit Basis for that Rider Anniversary. The Simple Interest Benefit Basis on your rider issue date is equal to your Lifetime Benefit Basis as of that date.

If you have a Qualified Contract, you may not be able to take advantage of all 10 years of the Simple Interest Benefit if you are within 10 years of your required minimum distribution beginning date (generally age 70 1/2) at the time you purchase the Contract.

If a Non-Lifetime Withdrawal occurs, we will suspend the Simple Interest Benefit for the rider year in which the withdrawal occurs; the Simple Interest Benefit will resume the following rider year if no additional withdrawals occur.

This benefit will remain in effect until the earliest of:

     o   your first Lifetime Withdrawal following the Rider Issue Date;
     o the 10th Rider Anniversary if no Step-Ups have occurred as of that date;
     o the 10th Step-Up Anniversary of the last Step-Up that occurs on or prior to your 10th Rider Anniversary (but in no event later than the 20th Rider Anniversary); or
     o   the date you violate the allocation restrictions.

Your Simple Interest Benefit Basis may be adversely affected if your Non-Lifetime Withdrawal is also an Excess Withdrawal, as described below.

If you take an Excess Withdrawal, we will reduce your Simple Interest Benefit Basis by an amount equal to the greater of:

              (1) the Excess Withdrawal amount; or
              (2) a proportional adjustment amount that is equal to (A) divided by (B), with the result multiplied by (C), where:
                     (A) = the Excess Withdrawal amount;
                     (B) = the Contract Value before the withdrawal minus the
                           remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.
                     (C) = is the Simple Interest Benefit Basis before the
                           withdrawal.

Examples of how the Simple Interest Benefit Basis works are provided in Appendix C.

Lifetime Benefit Basis Step-Up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically "stepped-up" each year to equal your current Contract Value. Step-Ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the Step-Up date and we are issuing new Guaranteed Lifetime Withdrawal Benefit riders on the date of the Step- Up. A Step-Up in your Lifetime Benefit Basis will increase your GALWA.

Once elected, the Lifetime Benefit Basis will be annually stepped-up until the earliest of the following:

     (a) the date you violate an allocation restriction;
     (b) the Rider Anniversary on or following the youngest Covered Person's 85th birthday;
     (c) the date you change Contract ownership; or
     (d) the date you terminate the option by Written Request.

Step-Ups will begin on the Rider Anniversary following your Written Request for automatic Step-Ups. If you elect the "Step-Up," the start date for the new Benefit Period will be the Step-Up date and the Lifetime Benefit Basis will equal your Contract Value as of the Step-Up date. Following your Step-Up election, you may pay a new current charge each year, up to the maximum charge for your rider, which may be higher. We will notify you 60 days in advance of the Step-Up if the rider fee will increase. If you discontinue the automatic Step-Ups, you may not re-elect the Step-Up option at a later time.

You should not elect a Step-Up under a Qualified Contract if you are within 10 years of your required minimum distribution beginning date (generally age 70 1/2) and you expect to take required minimum distributions from the Contract.

Lifetime Benefit increases if both the Simple Interest Benefit and the Step-Up option are in effect. If both the Simple Interest Benefit and the Step-Up option are in effect, we will compare the lifetime benefit increase for a Rider Anniversary to the following amounts:

     (1) the Simple Interest Benefit Basis as of that Rider Anniversary; and
     (2) the current Contract Value as of that Rider Anniversary.

If either (1) or (2) above are greater than the Lifetime Benefit Basis for that Rider Anniversary, the Lifetime Benefit Basis will be increased (stepped-up) by the greater amount. If both (1) and (2) above are lower than the Lifetime Benefit Basis for that Rider Anniversary, there will be no adjustment for that Rider Year and the Lifetime Benefit Basis will not change.

Foundation Account following Step-Up in the Lifetime Benefit Basis. The Benefit Allocation Plan you elect may require you to allocate to the Foundation Account in order to satisfy the rider's allocation restrictions. This amount equals the Lifetime Benefit Basis (of a Step-Up date) multiplied by the Foundation Account allocation percentage by the Benefit Allocation Plan then in effect. If the Lifetime Benefit Basis is Stepped-Up and we require the Foundation Account as part of the Benefit Allocation Plan then in effect, we will transfer Contract Value from your other allocation options to fund any increase in the Foundation Account that then will be required in order to satisfy the rider's allocation restrictions. We will make such transfers first from the Subaccounts on a pro-rata basis, then from the DCA fixed periods, if applicable, from oldest to newest. We reserve the right to waive this requirement. If we do so, we will administer the waiver on a non-discriminatory basis. We are currently waiving this requirement.

Excess Withdrawals. An Excess Withdrawal will affect your Lifetime Benefit Basis and your Simple Interest Benefit Basis, and may cause your Contract and the rider to terminate. If an Excess Withdrawal occurs, we will reset your Lifetime Benefit Basis to equal your previous Lifetime Benefit Basis reduced by the greater of:

     (a) the Excess Withdrawal amount; or
     (b) a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:
         (1) = the Excess Withdrawal amount.
         (2) = the Contract Value before the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.
         (3) = the Lifetime Benefit Basis before the withdrawal.

If the Lifetime Benefit Basis is reset (reduced), as described above, as a result of the Excess Withdrawal, we then will recalculate and reduce the GALWA. We will send you notice of the amount of your reduced Lifetime Benefit Basis and GALWA within seven days of the date the Excess Withdrawal is made. If your Contract Value is less than the Lifetime Benefit Basis, we will reduce your Lifetime Benefit Basis by an amount greater than the amount of the Excess Withdrawal (as described above). In this case the less your Contract Value is relative to your Lifetime Benefit Basis, the larger the impact of an Excess Withdrawal.

In addition, an Excess Withdrawal will reduce your Simple Interest Benefit Basis. This reduction will equal the greater of:

     o   the amount of your Excess Withdrawal; or
     o a proportionate adjustment to your Simple Interest Benefit Basis equal to (A) divided by (B), with the result multiplied by (C) where:
                o  A is the Excess Withdrawal amount;
                o B is your Contract Value before the Excess Withdrawal minus your remaining Guaranteed Annual Lifetime Withdrawal Amount (i.e., the amount you may withdraw without exceeding your Guaranteed Annual Lifetime Withdrawal Amount), if any, at the time of the withdrawal; and
                o C is your Simple Interest Benefit Basis before the Excess Withdrawal.

Finally, an Excess Withdrawal that would cause your Contract's Surrender Value to be less than $2,000 will cause your Contract and the Income Later option to end.

If you take a Non-Lifetime Withdrawal that also is an Excess Withdrawal, your Lifetime Benefit Basis and Simple Interest Benefit Basis will be affected and your Contract may terminate, all as described above. In addition, the annual credit under the Simple Interest Benefit, when it resumes will equal the simple interest benefit rate multiplied by the adjusted Lifetime Benefit Basis. The adjusted Lifetime Benefit Basis will be determined based on the following formula: The Lifetime Benefit Basis at the end of the first Rider Year, reduced by the greater of:

      o  the Excess Withdrawal amount; or
      o a proportional adjustment that is equal to (A) divided by (B) with the result multiplied by (C) where:

         (A) is the Excess Withdrawal Amount:
         (B) is your Contract Value before the withdrawal minus any remaining Guaranteed Annual Lifetime Withdrawal Amount; and
         (C) is the Lifetime Benefit Basis at the end of the first Rider Year.

We may waive the Excess Withdrawal treatment described above if the withdrawals are scheduled withdrawals intended to meet IRS required minimum distribution rules. Currently, scheduled withdrawals under a systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered Excess Withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. However, we may at a future date decide to consider such withdrawals as Excess Withdrawals.

Appendix C includes an example of how Excess Withdrawals may affect your benefit.

Allocation Restrictions. There are certain allocation restrictions required if you invest in a Guaranteed Lifetime Withdrawal Benefit rider. If you violate these restrictions, your benefit will irrevocably terminate. These restrictions are intended to minimize our risk that we will have to pay Guaranteed Lifetime Withdrawal Settlement Payments. In minimizing risk, however, such programs also may limit the potential for Contract Value to appreciate. You may earn a higher rate of return from other Subaccount(s) or Fixed Periods, if any, not available under the rider.

The allocation restrictions require you to invest all your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and Contract Value in a Benefit Allocation Plan. However, you may elect the DCA Fixed Period at Contract issue. All of your Contract Value allocated to the DCA Fixed Period will then be invested in a Benefit Allocation Plan. The Benefit Allocation Plan may require that you invest in the Foundation Account.

BENEFIT ALLOCATION PLANS. The Guaranteed Lifetime Withdrawal Benefit rider does not guarantee Contract Value or the performance of any Benefit Allocation Plan. You do not have to elect the Guaranteed Lifetime Withdrawal Benefit rider to use the Benefit

Allocation Plan. You should consult your agent to assist you in determining whether these Benefit Allocation Plans are suited for your financial needs and risk tolerance. Subject to approval, notice or consent required by applicable law, we may:

     (i)   add Benefit Allocation Plans without prior notice;
     (ii)  remove or substitute Benefit Allocation Plans; and
     (iii) substitute allocation options within an available Benefit Allocation Plan.

We will notify you in advance of any substitution, removal or change to a Benefit Allocation Plan you elected. If we remove a Benefit Allocation Plan, existing Contracts that are using the Benefit Allocation Plan at the time it is removed may continue to use it. The removed Benefit Allocation Plan will not be available for newly issued Contracts, nor will existing Contracts be able to switch to the removed Benefit Allocation Plan.

The allocation restrictions require that you must allocate your Net Purchase Payments, Credit Value Enhancements, Contract Value Increase Enhancements, and Purchase Payment Credits, if any, and Contract Value to an available Benefit Allocation Plan. In addition, you may allocate your initial purchase payment to the DCA Fixed Period and then dollar-cost average into the Benefit Allocation Plan you elected.

The Benefit Allocation Plans include certain of the asset allocation models described under DESCRIPTION OF THE CONTRACT, Allocation of Net Purchase Payments. The Benefit Allocation Plans are:


o  Ultra Series Diversified Income Subaccount           o  Ultra Series Moderate Allocation Subaccount
o  Conservative Growth Model                            o  BlackRock Global Allocation V.I. Subaccount
o  Ultra Series Conservative Allocation Subaccount      o  Growth Model
o  Balanced Model                                       o  Aggressive Growth Model
o  Risk-Managed Funds Model                             o  Create Your Own Model
o  Moderate Growth Model


See DESCRIPTION OF THE CONTRACT, Allocation of Purchase Payments for more information about the Benefit Allocation Plans.

The Create Your Own Model permits you create your own Benefit Allocation Plan from a menu of available Subaccounts. Your Create Your Own Model must include at least four Subaccounts, and no more that 25% can be allocated to any Subaccount after the required allocation to the Foundation Account has been made. The currently available Subaccounts are:


------------------------------------------------------------------------------------
BlackRock Global Allocation V.I.                Ultra Series Money Market
------------------------------------------------------------------------------------
Franklin High Income Securities                 Ultra Series Bond
------------------------------------------------------------------------------------
Franklin Income Securities                      Ultra Series Conservative Allocation
------------------------------------------------------------------------------------
Invesco V.I. Government Securities              Ultra Series Moderate Allocation
------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Growth and Income       Ultra Series Aggressive Allocation
------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Growth          Ultra Series Diversified Income
------------------------------------------------------------------------------------
Mutual Global Discovery Securities              Ultra Series High Income
------------------------------------------------------------------------------------
Oppenheimer Main Street VA                      Ultra Series Large Cap Value
------------------------------------------------------------------------------------
Oppenheimer Main Street Small- & Mid-Cap VA     Ultra Series Large Cap Growth
------------------------------------------------------------------------------------
Oppenheimer International Growth VA             Ultra Series Mid Cap
------------------------------------------------------------------------------------
PIMCO VIT Total Return                          Ultra Series Small Cap
------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                Ultra Series Equity Income
------------------------------------------------------------------------------------
                                                Ultra Series International Stock
------------------------------------------------------------------------------------


You may change the allocation of subsequent Net Purchase Payments, Credit Value Increase Enhancements and Purchase Payment Credits, if any, to one of the other available Benefit allocation plans at any time, without charge by Written Request. Written Requests received in good order before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day will receive that day's Accumulation Unit value. Any change will be effective at the time we receive your Written Request. However, your Contract Value at the time of such request must also be transferred to the Benefit Allocation Plan selected.


In order for your benefit to remain in effect, certain Benefit Allocation Plans require you to allocate a specific percentage of your purchase payment(s) to the Foundation Account and we may require a specific dollar amount be allocated to the Foundation Account if a Step-Up occurs or you request a transfer. The specific dollar amount is based on your Lifetime Benefit Basis multiplied by the percentage required to be allocated to the Foundation Account for the Benefit Allocation Plan you elected. Allocations to the Foundation Account occur only at the time of a purchase payment, Step-Up or transfer. Contract Value allocated to the Foundation Account is not re-balanced due to investment performance. The allocation to the Foundation Account is in addition to any allocation to the Ultra Series Bond Fund that may be required by a Benefit Allocation Plan. You should carefully consider whether to choose a Benefit Allocation Plan that requires a Foundation Account because there are additional restrictions associated with the Foundation Account in order for your benefit to remain in effect. These restrictions include the inability to take a partial withdrawal from the Foundation Account until the Contract Value in your other allocation options has been exhausted. The amount required to be allowed in the Foundation Account in each available Benefit Allocation Plan are as follows:



-------------------------------------------------------------------------------------------------------
BENEFIT ALLOCATION PLAN                             PERCENTAGE OF PURCHASE PAYMENT OR LIFETIME BENEFIT
                                                    BASIS REQUIRED TO BE ALLOCATED TO THE FOUNDATION
                                                    ACCOUNT
-------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Subaccount                                  0%
-------------------------------------------------------------------------------------------------------
Conservative Growth Model                                                   0%
-------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Subaccount                             0%
-------------------------------------------------------------------------------------------------------
Ultra Series Balanced Model                                                 0%
-------------------------------------------------------------------------------------------------------
Risk-Managed Funds Model                                                    0%
-------------------------------------------------------------------------------------------------------
Moderate Growth Model                                                      10%
-------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Subaccount                                10%
-------------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Subaccount                                10%
-------------------------------------------------------------------------------------------------------
Growth Model                                                               20%
-------------------------------------------------------------------------------------------------------
Aggressive Growth Model                                                    30%
-------------------------------------------------------------------------------------------------------
Create Your Own Model                                                      40%
-------------------------------------------------------------------------------------------------------

We deduct the percentage that we require to be allocated to the Foundation Account from the initial purchase payment, and then allocate the remainder according to the Benefit Allocation Plan you elected. Similarly, when selecting a Benefit Allocation Plan requiring the Foundation Account and utilizing the DCA six-month Account, the allocation to the Foundation Account is made immediately with the remainder going to the DCA 6-month Account. Over the next six months the DCA Account automatically transfers money to the selected Benefit Allocation Plan. For example, if your purchase payment is $100,000, you elect a Guaranteed Lifetime Withdrawal Benefit, and you select the Balanced Model as your Benefit Allocation Plan, we would allocate 20% ($20,000) to the Foundation Account and then allocate the remaining $80,000 among the Subaccounts in the Balanced Model. Had the DCA six-month Account been utilized the $80,000 would have first went to the DCA Account.


We deduct the percentage that we require to be allocated to the Foundation Account from your purchase payment first, and then allocate the remainder according to the Benefit Allocation Plan you elected. For example, if your purchase payment is $100,000, you elect a Guaranteed Lifetime Withdrawal Benefit, and you select the Growth Model, we would allocate 20% ($20,000) to the Foundation Account and then allocate the remaining $80,000 among the Subaccounts in the Growth Model.

If you request a transfer and the Foundation Account is part of the Benefit Allocation Plan you are transferring into, we will require that you allocate a specific dollar amount of Contract Value to the Foundation Account for your benefit to remain in effect. That dollar amount is equal to the Lifetime Benefit Basis as of the transfer date multiplied by the Foundation Account Allocation Percentage required for the Benefit Allocation Plan elected. We first will transfer such required dollar amount into the Foundation Account. We then will transfer your remaining Contract Value (after we deduct the required dollar amount allocated to the Foundation Account) to all other allocation options included in the Benefit Allocation Plan selected in proportion to the allocation percentage required for each allocation option.

         EXAMPLE. Your Lifetime Benefit Basis is $100,000 and you invest in the Create Your Own Model which has an allocation percentage of 40% to the Foundation Account. Your current Contract Value is $90,000 (Foundation Account $40,000; non- Foundation Account amount $50,000. You transfer to the Growth Model. The Growth Model Benefit Allocation Plan requires that you keep 20% or $20,000 in the Foundation Account ($100,000 Lifetime Benefit Basis x 20% required in the Foundation Account). Your total Contract Value of $90,000 would not change as a result of the transfer, but now only $20,000 would be allocated to the Foundation Account and $70,000 would be allocated to the non-Foundation Account allocation options.

Additional examples of how the Foundation Account will work are provided in Appendix C to this prospectus.

We require all Benefit Allocation Plans to participate in the automatic personal portfolio rebalancing service ("rebalancing") if the Benefit Allocation Plan you selected includes two or more Subaccounts other than the Foundation Account for your benefit to remain in effect. With rebalancing, we transfer Contract Value on each Contract Anniversary among the Subaccounts (other than the Foundation Account) to achieve a particular percentage allocation of Contract Value among those Subaccounts.

You will violate an allocation restriction if you transfer your Contract Value to an allocation option other than available Benefit Allocation Plan. If you do so, your Income Now or Income Later rider will terminate unless otherwise prohibited by state law.

Death Benefit. If you elect the Guaranteed Lifetime Withdrawal Benefit on or after October 19, 2009, your Guaranteed Lifetime Withdrawal Benefit generally includes a minimum guaranteed death benefit. However, if you convert from a Guaranteed Minimum Accumulation Benefit to the Guaranteed Lifetime Withdrawal Benefit, your death benefit will be the basic death benefit that is offered in the Contract (unless you have elected one of the optional death benefit riders described above under "Optional Death Benefits").

The death benefit proceeds described below will be reduced by any applicable premium expense charges not previously deducted, as stated above under "Purchase Payment Credits," and reduced by any Purchase Payment Credits applied to your Contract Value within 12 months of the Annuitant's death. Note that Federal tax law generally requires that amounts be distributed upon the death of the Owner (or death/change of an Annuitant if there is a non-natural Owner.) (See DESCRIPTION OF THE CONTRACT, Contract Loans, Death of an Owner, and FEDERAL TAX MATTERS).

The death benefit under the Guaranteed Lifetime Withdrawal Benefit is equal to the greater of:

     (i) the Contract Value less any Purchase Payment Credits applied within 12 months of the Annuitant's death, as of the date we receive Due Proof of Death reduced by any rider charges (calculated in proportion to the number of days since the prior Contract Anniversary for a partial year's charge); or
     (ii) the sum of your Net Purchase Payments made as of the date we receive Due Proof of Death minus an adjustment for each partial withdrawal made as of the date we receive Due Proof of Death.

If there is a partial withdrawal, the death benefit under the Guaranteed Lifetime Withdrawal Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an Excess Withdrawal. If the withdrawal is an Excess Withdrawal, we will adjust the death benefit by (a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:

     (a) =   the Excess Withdrawal amount;
     (b) =   the Contract Value immediately before the Excess Withdrawal; and
     (c) =   the sum of your Net Purchase Payments immediately before the date of the Excess Withdrawal, less any adjustments previously made for prior Excess Withdrawals.

The adjustment for an Excess Withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).

The death benefit proceeds described above will be reduced by any applicable premium expense charges not previously deducted. We will not pay a death benefit if we are making Guaranteed Lifetime Withdrawal Settlement Payments.

Continuation Benefit. The continuation benefit allows an eligible joint Covered Person (who is not a co-Annuitant) to continue the Contract, including the Guaranteed Lifetime Withdrawal Benefit rider, in lieu of receiving death proceeds. Any continuation, however, is subject to the requirements of Code [Section]72(s). THE ELIGIBLE JOINT COVERED PERSON MUST ELECT TO CONTINUE THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT UNDER THE RIDER IN ORDER TO CONTINUE THE BENEFIT. If the eligible joint Covered Person elects to continue the Contract without electing to continue the rider under this provision, the Guaranteed Lifetime Withdrawal Benefit will not continue.

Under the continuation benefit, a joint Covered Person who is the Covered Person's spouse may continue the Guaranteed Lifetime Withdrawal Benefit if he or she if the sole primary beneficiary of the Contract on the date of death. An eligible joint Covered Person must elect the continuation benefit within 60 days of our receipt of due proof of death of the Covered Person. When elected, the joint Covered Person will continue to receive the benefits of the rider as long as he or she complies with Guaranteed Lifetime Withdrawal Benefit rider's conditions. This benefit may be exercised one time.

The benefit is generally designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act. The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, where required, however, we may be required to allow to civil union and same=sex marriage partners to be designated as a Joint Covered Person. Contact us or your agent for more information. UNDER CURRENT LAW, THE FAVORABLE TAX TREATMENT PROVIDED BY FEDERAL TAX LAW TO A SURVIVING SPOUSE AS DEFINED UNDER DOMA IS NOT AVAILABLE TO A SURVIVING CIVIL UNION PARTNER OR SAME-SEX SPOUSE. FOR MORE INFORMATION REGARDING TAX LAWS, PLEASE CONTACT A TAX ADVISOR.

Joint Covered Person/Co-Annuitant Death. The Contract will continue in the event of the death of a joint Covered Person (i.e., the spouse of the primary Covered Person) who also is a co-Annuitant under the Contract. In the event, the Contract will pay the death benefit under your Guaranteed Lifetime Withdrawal Benefit rider, if applicable, at the death of the surviving Covered Person.

In the Event of Divorce. If you and your spouse divorce, we will not divide the benefit under the Guaranteed Lifetime Withdrawal Benefit rider as part of a divorce settlement or judgment. Any withdrawal in the event of a divorce will be considered a withdrawal under your Guaranteed Lifetime Withdrawal Benefit. You should consult a tax advisor concerning the tax consequences that can arise under your Contract and the Guaranteed Lifetime Withdrawal Benefit rider as a result of divorce.

Termination. You may terminate the Guaranteed Lifetime Withdrawal Benefit rider on any date. However, termination of the rider before the expiration of the Minimum Charge Period of seven years will result in rider charges continuing to be assessed (if permitted in your state) until the Minimum Charge Period is reached. If you terminate the Guaranteed Lifetime Withdrawal Benefit rider, your death benefit (if that option is integrated within the Guaranteed Lifetime Withdrawal Benefit) will also terminate and the basic death benefit that is available under the Contract will go into effect.

In addition, the Guaranteed Lifetime Withdrawal Benefit rider will automatically terminate on the earliest of:


  (a) the Payout Date;
  (b) the date there is a change of ownership of the Contract;
  (c) the date you violate an allocation restriction;
  (d) the date you surrender your Contract;
  (e) the date we receive Due Proof of Death of the last surviving Covered Person; or
  (f) the date we receive Due Proof of Death of the primary Covered Person if:
      1. there is a surviving joint Covered Person (who is not also a co-Annuitant); and
      2. he or she is not eligible to continue the Contract under the continuation benefit or he or she does not elect to continue the Contract under the continuation benefit.


For the Guaranteed Lifetime Withdrawal Benefit rider to remain in effect, all of your Net Purchase Payments, Purchase Payment Credits, Contract Value Increase Enhancements, and Contract Value must be invested in an available Benefit Allocation Plan. You may transfer to another available Benefit Allocation Plan at anytime. However, if you (i) elect to discontinue allocating to an available Benefit Allocation Plan, (ii) take a partial withdrawal from the Foundation Account before Contract Value in other allocation options is exhausted, or (iii) change Contract ownership, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate. If the transfer, partial withdrawal, or ownership change occurs before the expiration of the Minimum Charge Period of seven years, rider charges will continue to be assessed based on the Benefit Basis in effect on the Valuation Day immediately preceding the transfer, partial withdrawal, or ownership change (if permitted in your state) until the Minimum Charge Period is reached.


Guaranteed Lifetime Withdrawal Benefit Charge. If you elect the Guaranteed Lifetime Withdrawal Benefit, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We will not deduct the Guaranteed Lifetime Withdrawal Benefit charge after the Payout Date.


We calculate the amount of the Guaranteed Lifetime Withdrawal Benefit charge annually by multiplying the current annual Guaranteed Lifetime Withdrawal Benefit charge rate by the average daily Lifetime Benefit Basis for the prior Contract Year.

The current annual Guaranteed Lifetime Withdrawal Benefit charge is .95% of the average daily Lifetime Benefit Basis for the prior Contract Year, with a maximum charge of 1.75%.

If you choose to Step-Up your Lifetime Benefit Basis, you may pay a new current charge, up to the maximum charge for your rider, which may be higher. If the rider charge as of the date of the Step-Up is different from the current rider charge, we will notify you at least 60 days in advance of the Step-Up. You have the option not to Step-Up and continue the existing benefits at their current price.

Because the annual charge is determined by multiplying the current annual Guaranteed Lifetime Withdrawal Benefit charge rate by the average daily Lifetime Benefit Basis, making additional purchase payments that increase your Lifetime Benefit Basis, will result in an increase in the annual charge for this rider, even if the charge rate does not change.

If the current rider is not approved in your state or your application for the rider is dated before May 1, 2010, a prior, approved rider may be issued, which has different charges. (See SUMMARY, Charges and Deductions and the Appendices). Information about prior versions of this rider is available in the appendices to this Prospectus.

On each Contract Anniversary during the accumulation period, we will deduct the Guaranteed Lifetime Withdrawal Benefit charge pro-rata from your Contract Value except from Contract Value in the Foundation Account. If there is insufficient Contract Value in all other allocation options, we will deduct the charge from the Contract Value in the Foundation Account. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or the start of payments under an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary.

PRINCIPAL PROTECTOR

Principal Protector is a Guaranteed Minimum Accumulation Benefit rider.

Definitions Before we discuss the Guaranteed Minimum Accumulation Benefit, you need to understand the terms we use to describe those benefit. We use the following definitions to describe how the optional Guaranteed Minimum Accumulation Benefit works:

Benefit Allocation Plan means one or more specific allocation options or purchase payment allocation plans that we will use to provide the guarantee described by this rider. The Benefit Allocation Plan selected is shown on the rider Data Page.

Benefit Basis means the guaranteed minimum contract value under this rider as of the expiration date for the Benefit Period.

Benefit Period means a period of time beginning on a start date and continuing until an expiration date. References to a "Benefit Period" include your initial Benefit Period, a new Benefit Period if you elect to Step-Up and any renewal Benefit Period(s) thereafter.

Foundation Account has the meaning provided in the Glossary.

Monthly Anniversary means the same day in each month as the Rider Issue Date.

Rider Anniversary means the same day and month as the Rider Issue Date for each year that the rider remains in force.

Rider Issue Date means the date shown on your rider Data Page that we use to determine Rider Years and Rider Anniversaries.

Rider Year means any twelve-month period beginning on a Rider Issue Date or a Rider Anniversary and ending one day before the next Rider Anniversary.

Step-Up Anniversary means the same day and month as the Step-Up Date for each year following a Step-Up in the Benefit Basis.


Step-Up Date means the date that a Step-Up in the Benefit Basis occurs.


Window Period means the period of time that additional purchase payments made may be included in the Benefit Basis. The Window Period, if any, is shown on your Rider Data Page.

Benefit Description. Principal Protector is a Guaranteed Minimum Accumulation Benefit rider. For Guaranteed Minimum Accumulation Benefit riders issued on or after the date of this Prospectus, the Guaranteed Minimum Accumulation Benefit is described below. The current version of this rider may not be approved in all states. If it is not, a prior, approved version may be available. Contact your agent or us if you have questions about availability in your state. If a current rider is not approved in your state or your application for a rider is dated before May 1, 2010, a prior, approved version may be issued. The Guaranteed Minimum Accumulation Benefit riders are described in Appendix K (for riders issued on and after October 19, 2009 but before May 1, 2010); Appendix L (for riders issued after April 30, 2009 but before October 19, 2009; Appendix M (for riders issued after November 23, 2008 and before May 1, 2009), Appendix N (for riders issued after October 29, 2006 and before November 24, 2008), and Appendix O (for riders issued before October 30, 2006).

General. We designed the Guaranteed Minimum Accumulation Benefit rider to protect you from poor investment performance during your Contract's accumulation period. The Guaranteed Minimum Accumulation Benefit rider is available for an additional charge, and provides that we will guarantee that on the expiration date of the Benefit Period, your Contract Value will at least equal a Benefit Basis less adjustments for partial withdrawals. We currently offer a 10-year Benefit Period for the Guaranteed Minimum Accumulation Benefit rider. The increase in Contract Value will occur on the rider's expiration date. We will allocate the increase in all allocation options, other than the Foundation Account, on a pro-rata basis and the Contract Value in the Foundation Account, if any, will be transferred to all allocation options, other than the Foundation Account on a pro-rata basis. You may elect either the Guaranteed Lifetime Withdrawal Benefit or the General Minimum Accumulation Benefit, but not both optional benefits. You should not elect the Guaranteed Minimum Accumulation Benefit if you are interested in current payments. Partial withdrawals may reduce the Benefit Basis by more than the withdrawal amount. If you elect the Guaranteed Minimum Accumulation Benefit for a Qualified Contract, tax rules may require you to take withdrawals after a certain date, reducing your Benefit Basis. You should not elect this benefit if you anticipate taking required minimum distributions under this Contract. (See FEDERAL TAX MATTERS, Taxation of Qualified Plans). Consult a tax advisor before purchasing the Guaranteed Minimum Accumulation Benefit rider.

Electing the Guaranteed Minimum Accumulation Benefit Rider. You may elect the Guaranteed Minimum Accumulation Benefit rider if the Annuitant is no more than 85 years old on the Contract Issue Date. This rider, however, is not available if the plan type for the Contract to which the rider is attached is classified a Beneficiary IRA or non-qualified Beneficiary Contract. The terms "Beneficiary IRA" and "non-qualified Beneficiary" Contract refer to the Contract that has been inherited by a spouse Beneficiary or other Beneficiary upon the death of the Owner. We may accept or refuse a request to issue a Guaranteed Minimum Accumulation rider in our sole discretion.

Allocation Restrictions and Benefit Allocation Plans. There are certain allocation restrictions required if you invest in the Guaranteed Minimum Accumulation Benefit rider. If you violate these restrictions, your benefit will irrevocably terminate. The allocation restrictions require for your benefit to remain in effect that you to invest all your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and Contract Value in a Benefit Allocation Plan, and will not permit you to transfer Contract Value to an allocation option that is not available under the rider. However, you may elect the DCA Fixed Account at Contract issue. All of your Contract Value allocated to the DCA Fixed Account will then be invested in a Benefit Allocation Plan. The Benefit Allocation Plan may require that you invest in the Foundation Account.

If you elect the Guaranteed Minimum Accumulation Benefit rider, your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and your Contract Value must be allocated to one or more of the Benefit

Allocation Plans. The rider offers Benefit Allocation Plans with pre-selected Subaccounts and percentages that have been established for different types of investors. The Benefit Allocation Plans generally are designed to provide consistent returns by minimizing risks, and may require you to invest in the Foundation Account (which in turn, has certain restrictions). In minimizing risk, however, such programs also may limit the potential for Contract Value to appreciate. You may earn a higher rate of return from Subaccount(s) or Fixed Periods, if any, are available under the rider. The Guaranteed Minimum Accumulation Benefit rider does not guarantee Contract Value or the performance of any Benefit Allocation Plan. You do not have to elect the Guaranteed Minimum Accumulation Benefit rider to use the Benefit Allocation Plans. You should consult your agent to assist you in determining whether these allocation options are suited for your financial needs and risk tolerance. If you choose to allocate your purchase payments and Contract Value to Benefit Allocation Models that are individual Subaccounts or the Fixed Account, you may allocate 100% of your funds to one Subaccount or the Fixed Account or divide your funds among the Subaccounts. If you choose to allocate your funds to the Fixed Account, you may choose only one Fixed Account option.

Subject to approval, notice or consent required by applicable law, we may:

 (i)   add Benefit Allocation Plans without prior notice;
 (ii)  remove or substitute Benefit allocation plans; and
 (iii) substitute Subaccount(s) or Fixed Periods within an available Benefit Allocation Plan.

We will notify you in advance of any substitution, removal or change to a Benefit Allocation Plan you elected. If we remove a Benefit Allocation Plan, existing Contracts that are using the Benefit Allocation Plan at the time it is removed may continue to use it. The removed Benefit Allocation Plan will not be available for newly issued Contracts, nor will existing Contracts be able to switch to the removed Benefit Allocation Plan.

The allocation restrictions require that you allocate your Net Purchase Payments, Credit Value Enhancements, Contract Value Increase Enhancements, and Purchase Payment Credits, if any, and Contract Value to an available Benefit Allocation Plan. In addition, you may allocate your initial purchase payment to the DCA Fixed Period and then dollar-cost average into the Benefit Allocation Plan you elected.

The Benefit Allocation Plans include certain of the asset allocation models described under DESCRIPTION OF THE CONTRACT, Allocation of Net Purchase Payments. The Benefit Allocation Plans are:


o  Ultra Series Diversified Income Subaccount         o  Ultra Series Moderate Allocation Subaccount
o  Conservative Growth Model                          o  BlackRock Global Allocation V.I. Subaccount
o  Ultra Series Conservative Allocation Subaccount    o  Growth Model
o  Balanced Model                                     o  Aggressive Growth Model
o  Risk-Managed Funds Model                           o  Create Your Own Model
o  Moderate Growth Model


See DESCRIPTION OF THE CONTRACT, Allocation of Purchase Payments for more information about the Benefit Allocation Plans.

The Create Your Own Model permits you create your own Benefit Allocation Plan from a menu of available Subaccounts. Your Create Your Own Model must include at least four Subaccounts, and no more that 25% can be allocated to any Subaccount after the required allocation to the Foundation Account has been made. The currently available Subaccounts are:


------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I.                     Ultra Series Money Market
------------------------------------------------------------------------------------------------
Franklin High Income Securities                      Ultra Series Bond
------------------------------------------------------------------------------------------------
Franklin Income Securities                           Ultra Series Conservative Allocation
------------------------------------------------------------------------------------------------
Invesco V.I. Government Securities                   Ultra Series Moderate Allocation
------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Growth and Income II         Ultra Series Aggressive Allocation
------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Growth II            Ultra Series Diversified Income
------------------------------------------------------------------------------------------------
Mutual Global Discovery Securities                   Ultra Series High Income
------------------------------------------------------------------------------------------------
Oppenheimer Main Street VA                           Ultra Series Large Cap Value
------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small- & Mid-Cap VA          Ultra Series Large Cap Growth
------------------------------------------------------------------------------------------------
Oppenheimer International Growth VA                  Ultra Series Mid Cap
------------------------------------------------------------------------------------------------
PIMCO VIT Total Return                               Ultra Series Small Cap
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                     Ultra Series Equity Income
------------------------------------------------------------------------------------------------
                                                     Ultra Series International Stock
------------------------------------------------------------------------------------------------


You may change the allocation of subsequent Net Purchase Payments, Credit Value Increase Enhancements, and Purchase Payment Credits, if any, to one of the other available Benefit Allocation Plans at any time, without charge by Written Request. Written Requests received in good order before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) on a Valuation Day will receive that day's Accumulation Unit value. Any change will be effective at the time we receive your Written Request. However, your Contract Value at the time of such request must also be transferred to the Benefit Allocation Plan selected.

In order for your benefit to remain in effect, certain Benefit Allocation Plans require you to maintain allocate a percentage of your purchase payment(s) to the Foundation Account and we may require a specific dollar amount to be allocated to the Foundation Account if a Step-Up occurs or you request a transfer. The specific dollar amount is based on your Benefit Basis multiplied by the percentage required to be allocated to the Foundation Account for the Benefit Allocation Plan you elected. Allocations to the Foundation Account occur only at the time of a purchase payment, Step-Up or transfer. Contract Value allocated to the Foundation Account is not re-balanced due to investment performance. The allocation to the Foundation Account is in addition to any allocation to the Ultra Series Bond Fund that may be required by a Benefit Allocation Plan. You should carefully consider whether to choose a Benefit Allocation Plan that requires a Foundation Account because there are additional restrictions associated with the Foundation Account. These restrictions include the inability to take a partial withdrawal from the Foundation Account until the Contract Value in your other allocation options has been exhausted. We describe the Foundation Account restrictions above and below. The Benefit Allocation Plans that require the Foundation Account and the amount required to be allocated to the Foundation Account are as follows:


------------------------------------------------------------------------------------------------
BENEFIT ALLOCATION PLAN                             PERCENTAGE OF CONTRACT VALUE REQUIRED TO BE
                                                    ALLOCATED TO THE FOUNDATION ACCOUNT WHEN A
                                                    GUARANTEED MINIMUM ACCUMULATION BENEFIT
                                                                RIDER IS PURCHASED
------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Subaccount                                0%
------------------------------------------------------------------------------------------------
Conservative Growth Model                                                10%
------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Subaccount                          10%
------------------------------------------------------------------------------------------------
Balanced Model                                                           20%
------------------------------------------------------------------------------------------------
Risk-Managed Funds Model                                                 20%
------------------------------------------------------------------------------------------------
Moderate Growth Model                                                    30%
------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Subaccount                              30%
------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Subaccount                              30%
------------------------------------------------------------------------------------------------
Growth Model                                                             40%
------------------------------------------------------------------------------------------------
Aggressive Growth Model                                                  50%
------------------------------------------------------------------------------------------------
Create Your Own Model                                                    50%
------------------------------------------------------------------------------------------------

We deduct the percentage that we require to be allocated to the Foundation Account from the initial purchase payment, and then allocate the remainder according to the Benefit Allocation Plan you elected. Similarly, when selecting a Benefit Allocation Plan requiring the Foundation Account and utilizing the DCA six-month Account, the allocation to the Foundation Account is made immediately with the remainder going to the DCA 6-month Account. Over the next six months the DCA Account automatically transfers money to the selected Benefit Allocation Plan. For example, if your purchase payment is $100,000, you elect a Guaranteed Accumulation Benefit, and you select the Balanced Model as your Benefit Allocation Plan, we would allocate 40% ($40,000) to the Foundation Account and then allocate the remaining $60,000 among the Subaccounts in the Balanced Model. Had the DCA six-month Account been utilized the $60,000 would have first went to the DCA Account.


We deduct the percentage that we require to be allocated to the Foundation Account from your purchase payment, and then allocate the remainder according to the Benefit Allocation Plan you elected. For example, if your purchase payment is $100,000, you elect a Guaranteed Lifetime Withdrawal Benefit, and you select the Balanced Model, we would allocate 20% ($20,000) to the Foundation Account and then allocate the remaining $80,000 among the Subaccounts in the Balanced Model.

If you request a transfer and the Foundation Account is part of the Benefit Allocation Plan you are transferring into, we will require that you allocate a specific dollar amount in the Foundation Account. That dollar amount is equal to the Benefit Basis as of the transfer date multiplied by the Foundation Account Allocation Percentage required for the Benefit Allocation Plan you elected. We first will transfer such required dollar amount into the Foundation Account. We then will transfer your remaining Contract Value (after we deduct the required dollar amount allocated to the Foundation Account) to all other allocation options included in the Benefit Allocation Plan selected in proportion to the allocation percentage required for each allocation option.

  EXAMPLE. Your Benefit Basis is $100,000 and you invest in the Growth Model which has an allocation percentage of 40% to the Foundation Account. Your current Contract Value is $90,000 (Foundation Account $40,000; non-Foundation Account amount $50,000). You transfer to the Balanced Model. The Balanced Model Benefit Allocation Plan requires that you keep 20% or $20,000 in the Foundation Account ($100,000 Benefit Basis x 20% required in the Foundation Account). Your total Contract Value of $90,000 would not change as a result of the transfer, but now only $20,000 would be allocated to the Foundation Account and $70,000 would be allocated to the non-Foundation Account allocation options.

We require all Benefit Allocation Plans to participate in the automatic personal portfolio rebalancing service ("rebalancing") for your benefit to remain in effect if the Benefit Allocation Plan you selected includes two or more Subaccounts, other than the Foundation Account. With rebalancing, we transfer Contract Value on each Contract Anniversary among the Subaccounts (other than the Foundation Account) to achieve a particular percentage allocation of Contract Value among those Subaccounts.

You will violate an allocation restriction if you transfer your Contract Value to an allocation option other than available Benefit Allocation Plan. If you do so do, your Guaranteed Minimum Accumulation Benefit will terminate.

Benefit Basis. Your Benefit Basis is equal to your initial Net Purchase Payment. You may increase the Benefit Basis by the amount of Net Purchase Payments. While there is no guaranteed minimum window period, we were offering a 12-month window period as of the effective date of this prospectus. We limit the amount of window purchase payments that count toward your Benefit Basis to the maximum window purchase payment amount, currently up to two times your initial purchase payment, but not to exceed $1,000,000 in total for all purchase payments, including window purchase payments. You should carefully consider whether you want to make purchase payments after the Window Period or in excess of the maximum window purchase payment amount shown on your rider Data Pages. Such purchase payments will increase the Contract Value, but will not contribute to your Guaranteed Minimum Accumulation Benefit rider benefits unless a Step-Up occurs. The Benefit Basis does not represent Contract Value available for withdrawal and is not used to calculate any benefits under the Contract prior to the Guaranteed Minimum Accumulation Benefit rider's expiration date.

Partial Withdrawals. You may make a partial withdrawal from your Contract at anytime. If you make a partial withdrawal while the Guaranteed Minimum Accumulation Benefit rider is in effect, however, we will reduce your Benefit Basis by the greater of:

  (a) the partial withdrawal amount, including associated surrender charges, if any; or
  (b) a proportionate adjustment to your Contract Value withdrawn equal to (1) divided by (2), with the result multiplied by (3), where:

      (1) = the partial withdrawal amount, including associated surrender charges;
      (2) = the Contract Value immediately before the partial withdrawal; and
      (3) = the Benefit Basis immediately before the partial withdrawal.

Partial withdrawals will reduce your death benefit and are subject to income tax, including a 10% penalty tax if the withdrawals are taken before age 59 1/2. (See FEDERAL TAX MATTERS). Any applicable contingent deferred sales charge will apply to all withdrawals. When you take a partial withdrawal under a Guaranteed Minimum Accumulation Benefit rider, unless you instruct us otherwise, we will reduce all allocation options proportionally other than the Foundation Account until the value in such allocation options is exhausted; only then will we take a partial withdrawal from the Foundation Account. A partial withdrawal from the Foundation Account before the Contract Value in all other allocation options is exhausted will violate the rider's allocation restrictions, and will cause your rider to terminate unless otherwise prohibited by state law.

See Appendix D of this Prospectus for examples of this calculation. If you plan to take required minimum distributions from your Contract, you should not purchase the Guaranteed Minimum Accumulation Benefit.

Step-Up. On or following your third Rider Anniversary (and on any Monthly Anniversary or following each subsequent third rider Step-Up Anniversary), you have the opportunity to "Step-Up" your Benefit Basis to equal your current Contract Value and begin a new Benefit Period of the same duration as the prior Benefit Period. This option is available if we are issuing new Guaranteed Minimum Accumulation Benefit riders on the day you request a Step-Up and provided all of the following conditions are met:

  (1) the expiration date for the new Benefit Period does not extend past the anticipated Payout Date shown on your Contract Data Page;
  (2) the Annuitant (oldest Annuitant, if joint Annuitants) is age 85 or younger as of the Step-Up date;
  (3) your Contract Value is greater than zero;
  (4) your Contract Value is greater than the Benefit Basis as of the Step-Up date;

 (5) we receive your Written Request to Step-Up the Benefit Basis; and
 (6) the benefit provided by the rider has not been revoked due to a violation of the allocation restrictions.

Your Step-Up Date will be the Monthly Anniversary following our receipt of your Written Request.

If you elect the "Step-Up," a new Benefit Period with a start date equal to the Step-Up Date will begin. We also will adjust your Benefit Basis so that it will equal your Contract Value as of the Step-Up Date. A new Minimum Charge Period will begin. We determine the annual charge for the rider by multiplying the rider charge rate by the average daily Benefit Basis; therefore, a "Step-Up" will increase the annual rider charge even if the rider charge rate shown on your rider Data Pages does not change.

See Appendix D for examples of how the Guaranteed Minimum Accumulation Benefit rider will work.

Foundation Account following a "Step-Up" in the Benefit Basis. The Benefit Allocation Plan you elect may require that you allocate a specific dollar amount to the Foundation Account in order for your benefit to remain in effect. This amount equals the Benefit Basis (as the Step-Up date) multiplied by the Foundation Account allocation percentage by the Benefit Allocation Plan you elected. If the Benefit Basis is increased (stepped-up) and we require the Foundation Account as part of the Benefit Allocation Plan you elected, we will transfer Contract Value from your other allocation options to fund any increase in the Foundation Account that then will be required. We will make such transfers first from the Subaccounts on a pro-rata basis, then from the DCA Fixed Periods, if applicable, from oldest to newest. We reserve the right to waive this requirement. If we do so, we will administer the waiver on a non-discriminatory basis. We are currently waiving this requirement.

Termination. You may terminate the Guaranteed Minimum Accumulation Benefit rider on any date. However, termination of the rider before the expiration of the Minimum Charge Period of seven years will result in rider charges continuing to be assessed (if permitted in your state) until the Minimum Charge Period is reached. In addition, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate on the earliest of:

  (1) the expiration date of the Benefit Period, unless you elect to renew the Benefit Period;
  (2) the Payout Date;
  (3) the date Due Proof of Death of the last surviving Annuitant is received;
  (4) the date there is a change of Annuitant for any reason;
  (5) the date you surrender your Contract;
  (6) the date you violate an allocation restriction; or
  (7) the date the ownership of your Contract changes.

For the Guaranteed Minimum Accumulation Benefit rider to remain in effect, all of your Net Purchase Payments, Purchase Payment Credits, Credit Value Increase Enhancements, and Contract Value must be invested in an available Benefit Allocation Plan. You may transfer to another available Benefit Allocation Plan at anytime. However, if you (i) elect to discontinue allocating to an available Benefit Allocation Plan, (ii) take a partial withdrawal from the Foundation Account before Contract Value in other allocation options is exhausted, or (iii) change Contract ownership, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate. If the transfer, partial withdrawal, or ownership change occurs before the expiration of the Minimum Charge Period of seven years, rider charges will continue to be assessed based on the Benefit Basis in effect on the Valuation Day immediately preceding the transfer, partial withdrawal, or ownership change (if permitted in your state) until the Minimum Charge Period is reached.

If the rider terminates, you will not be permitted to Step-Up your Benefit Basis or renew a Benefit Period (described below), and you cannot convert the Guaranteed Minimum Accumulation Benefit to the Guaranteed Lifetime Withdrawal Benefit rider (discussed below). Upon termination (other than on contract surrender or death), we will reallocate any Contract Value in the Foundation Account to the other Subaccounts in the Benefit Allocation Plan you elected on a pro-rata basis.

Renewal and Conversion. You may renew the Guaranteed Minimum Accumulation Benefit as of its expiration date, provided certain conditions are met. The renewal Benefit Period must be the same duration as the expiring Benefit Period, and cannot extend beyond the anticipated Payout Date shown on your Contract's Data Pages. In addition, at the time of renewal, your Benefit Basis must be greater than zero and your Contract Value must be greater than your Benefit Basis. You must not have violated the rider's allocation restrictions. We must receive your Written Request to renew the Benefit Period at our Mailing Address at least 30 days before the expiration date.

As a result of the renewal, the current charge rate for the rider may increase, but will not exceed the maximum charge rate shown on your rider Data Pages. A new Minimum Charge Period of seven years will begin as of the renewal date. You will have to pay for the benefit for at least seven years unless you terminate the Contract.

You may also convert the Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider (if the Guaranteed Lifetime Withdrawal Benefit rider is offered) on a monthly anniversary. To convert the rider, your Benefit Basis must be greater than zero, the Covered Persons (the oldest person designated as the Annuitant under this rider) must be between the age of 55 and 85 as of the date of conversion for the Income Now option and between the age of 50 and 85 for the Income Later option, and we must receive your Written Request for conversion at our Mailing Address.

If you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Lifetime Withdrawal Benefit rider, the date of the conversion will be the Monthly Anniversary following receipt of your request. The Lifetime Benefit Basis for the Guaranteed Lifetime Withdrawal Benefit will equal the greater of your Benefit Basis under the Guaranteed Minimum Accumulation Benefit rider and your Contract Value on the date of conversion. Also, when you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Lifetime Withdrawal Benefit rider, you will not receive the death benefits that are integrated with the Guaranteed Lifetime Withdrawal Benefit rider. You will continue to receive the basic death benefit provided by the Contract and any optional death benefits that were elected, and you will continue to have all death benefits adjusted pro-rata for all withdrawals.

On conversion from a Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Lifetime Withdrawal Benefit rider, the withdrawal percentages are established at the time of the first withdrawal after the conversion based on the age of the Covered Person(s) at the time of that withdrawal. Examples of how a conversion works are provided in Appendix D.

You should carefully consider whether to elect a renewal or conversion under a Qualified Contract if you are within 10 years of your required minimum distribution beginning date (generally age 70 1/2) and you expect to take required minimum distributions from the Contract.

Expiration Date. If you do not elect to convert or renew your rider, your rider will expire on the expiration date shown on your rider Data Pages and the Contract Value in the Foundation Account, if any, will be transferred to all other allocation options included in your Benefit Allocation Plan on a pro-rata basis.

Guaranteed Minimum Accumulation Benefit Charge. If you elect the Guaranteed Minimum Accumulation Benefit rider, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. The amount of the Guaranteed Minimum Accumulation Benefit charge is calculated by multiplying the current annual Guaranteed Minimum Accumulation Benefit charge percentage by the average daily Benefit Basis for the prior Contract Year. The current annual Guaranteed Minimum Accumulation Benefit charge percentage is 1.05%, with a maximum charge of 1.75%.

This charge percentage will not change unless you choose to Step-Up or renew your Benefit Period. You may pay a new current charge, up to the maximum charge for your rider, which may be higher. We will give you notice regarding the charge prior to any Step-Up or renewal you elect.

On each Contract Anniversary during the accumulation period, we will deduct the Guaranteed Minimum Accumulation Benefit charge pro-rata from your Contract Value except from Contract Value in the Foundation Account. If there is insufficient Contract Value in all other allocation options, we will deduct the charge from the Contract Value in the Foundation Account. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to Step-Up the Benefit Basis, conversion to a Guaranteed Lifetime Withdrawal Benefit rider, termination of the Guaranteed Minimum Accumulation Benefit rider after the expiration of the Minimum Charge Period, payment of death proceeds, or an Income Payout Option, if the surrender, election to Step-Up the Benefit Basis, conversion to Guaranteed Lifetime Withdrawal Benefit rider, termination, payment of death proceeds or the start of payments under an Income Payout Option does not occur on a Contract Anniversary.

Because the annual charge is determined by multiplying the current annual Guaranteed Minimum Accumulation Benefit rider charge percentage by the average daily Benefit Basis, making additional purchase payments that increase your Benefit Basis and electing to step up your Benefit Basis will result in an increase in the annual charge for this rider, even if the rider charge rate does not change.

If the current rider has not been approved in your state or your application is dated before May 1, 2010, a prior, approved version may be issued, which may have different charges. (See SUMMARY, Charges and Deductions and the Appendices.)

                          DISTRIBUTION OF THE CONTRACT
================================================================================
We have entered into a distribution agreement with CBSI for the distribution and sale of the Contract. CBSI is a wholly owned subsidiary of CUNA Mutual Investment Corporation, which is a wholly owned subsidiary of CUNA Mutual Insurance Society. CBSI is a member of FINRA, and offers the Contract through its registered representatives. CBSI may also enter into selling agreements with other broker-dealers ("selling firms") for the sale of the Contract. Registered representatives of CBSI and selling firms who sell the Contracts have been appointed by us as insurance agents.

We pay up-front commissions of up to 7.25% of purchase payments to CBSI and selling firms for sales of the Contracts by their registered representatives. Alternatively, if elected, we may pay a reduced up-front commission in exchange for paying up to 1.00% of Contract Value as ongoing compensation either annually or quarterly for so long as the Contract remains in effect. Under B-Share Class Contracts without Purchase Payment Credits, we pay ongoing compensation annually. Under L-Share Class Contracts and B-Share Class Contracts with Purchase Payment Credits, we pay ongoing compensation quarterly. The greater the amount of compensation paid to CBSI at the time you make a purchase payment, the less we will pay as ongoing compensation.

CBSI and selling firms pay their registered representatives a portion of the compensation received for their sales of the Contracts. CBSI registered representatives and their managers may also be eligible for various cash benefits, such as insurance benefits, and non-cash compensation items that we and/or one or more of our affiliates may provide. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. CBSI's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.


In addition to the compensation paid for sales of the Contracts, we pay compensation when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout after the first Contract Year. This additional compensation can be up to 4.0% of the amount annuitized based upon the income option selected and the length of time the Contract was in force. Any trail commissions for Contract sales will cease upon payments made for Owner's life contingent annuitization. Our compensation practices generally discourage annuitization during the first Contract Year. However, there are exceptions to such general practices (such as when an Owner elects a variable Income Payout Option). Ask your agent for more information.


All of the Funds and/or the principal underwriter for the Funds make payments to CBSI under the Funds' Rule 12b-1 distribution and/or service plans in consideration of services provided by CBSI in distributing shares of those Funds and/or servicing Contract Owners. For the Ultra Series Fund, Rule 12b-1 fees are only paid on Class II shares. These payments may range up to 0.35% of Variable Account assets invested in a particular Fund. Payments under a Fund's Rule 12b-1 plan decrease the Fund's investment return.

A portion of the compensation paid to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your agent for further information about the compensation and other benefits the selling firm for which he or she works receives in connection with your purchase of a Contract.

No specific charge is assessed directly to Owners of the Contracts to cover commissions and other incentives or payments described above. We intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Contracts and other corporate revenue.

                               FEDERAL TAX MATTERS
================================================================================
THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION
This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about specific tax implications should consult a competent tax adviser before making a transaction. This discussion is based upon our understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or Income Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACT
Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although we do not have direct control over the Funds in which the Variable Account invests, we believe that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.


Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give Owners investment control over separate account assets, we


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reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.


Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (1) if any Owner dies on or after the Payout Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (2) if any Owner dies prior to the Payout Date, the entire interest in the Contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated Beneficiary" and which is distributed over the life of such Owner or over a period not extending beyond the life expectancy of that Owner, provided that such distributions begin within one year of that Owner's death. The Owner's "designated Beneficiary" is the person designated by such Owner as an Annuitant and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's "Designated Beneficiary" is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner. If there is a non-natural Owner, the death or change of an Annuitant will be treated as the death of an Owner for these purposes.

The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

TAXATION OF ANNUITIES
The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. We believe that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as Income Payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.


If your Contract contains a Guaranteed Lifetime Withdrawal Benefit rider or Guaranteed Minimum Accumulation Benefit rider, it is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than annuity payments. In view of this uncertainty, we intend to treat amounts paid prior to the date of a Guaranteed Lifetime Withdrawal Benefit settlement as withdrawals and any amounts paid out under an Income Payout Option after the Guaranteed Lifetime Withdrawal Benefit settlement as annuity payments. You should consult a tax advisor before purchasing either of these riders.


Any annuity Owner who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to Contracts owned by natural persons.


Partial Withdrawals and Surrenders. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which were not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts. The Contract Value immediately before a partial withdrawal may have to be increased by any positive market value adjustment which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of market value adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of a market value adjustment.


In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

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However, if you purchase the Guaranteed Lifetime Withdrawal Benefit rider and you take a withdrawal or other distribution from your Contract (and the Contract Value has not been reduced to zero or less), the amount in excess of the greater of:

  (1) Contract Value, or
  (2) Guaranteed Lifetime Withdrawal Benefit Basis or Lifetime Benefit Basis over your investment in the Contract will be treated by us as a taxable distribution.

Income Payments. Tax consequences may vary depending on the payment option elected under an annuity contract. Generally, under Code Section 72(b), (prior to recovery of the investment in the Contract) taxable income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the Contract bears to the expected return at the annuity starting date. For variable Income Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments; however, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each Income Payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.


Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.


Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a payment option, they are taxed in the same way as Income Payments.

Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

  (1) made on or after the taxpayer reaches age 59 1/2;
  (2) made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);
  (3) attributable to the taxpayer's becoming disabled;
  (4) as part of a series of substantially equal periodic payments not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the designated Beneficiary;
  (5) made under certain annuities issued in connection with structured settlement agreements; and
  (6) made under an annuity contract that is purchased with a single purchase payment when the Payout Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made not less frequently than annually during the Income Payment period.

Other tax penalties may apply to certain distributions under a Qualified
Contract.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.


We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive.

SEPARATE ACCOUNT CHARGES
It is possible that the Internal Revenue Service may take the position that rider fees (e.g. Spouse Beneficiary Death Benefit rider) are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.


TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT
A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such actions should contact a competent tax adviser with respect to the potential tax effects. In addition, if you exchange this Contract for a contract issued by someone other than us, we may require that you complete one or more forms provided by us in addition to any forms required by the other insurance company before we consider the exchange request in good order.

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WITHHOLDING
Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.


"Taxable eligible rollover distributions" from section 401(a) plans, section 403(b) tax-sheltered annuities, and Section 457 governmental plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan) except certain distributions such as distributions required by the Code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a "direct rollover" from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a "direct rollover" from the plan to an IRA established by the direct rollover.


MULTIPLE CONTRACTS
All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includable in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

TAXATION OF QUALIFIED PLANS
The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless we consent. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. We will amend the Contract as necessary to conform it to the requirements of such plans.


For qualified plans under Section 401(a), 403(b), and eligible plans under 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent Owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death. If you are attempting to satisfy minimum required distribution rules through partial withdrawals, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed, consult a tax advisor.


Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRA contributions are limited each year to the lesser of a limit specified in the Code or 100% of the compensation includible in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. Distributions from certain other types of qualified plans, however, may be "rolled over" on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions

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apply) are also subject to a 10% penalty tax. Sales of the Contract for use with
IRAs may be subject to special requirements of the Internal Revenue Service. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualifications requirements.


Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA up to the lesser of a limit specified in the Code or 100% of compensation includible in the Owner's gross income for the year. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% federal penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.


Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These purchase payments may be subject to FICA (Social Security) taxes. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Owners of certain Section 403(b) annuities may receive Contract loans. Contract loans that satisfy certain requirements with respect to Loan Amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under
Section 403(b) may be adversely affected. Owners should seek competent advice before requesting a Contract loan. The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers. Effective November 15, 2007, new Contracts are no longer available to be used as funding vehicles for Code Section 403(b) retirement programs. Effective January 1, 2009, we will no longer accept purchase payments that are salary deferrals from Contracts used as funding vehicles for Code
Section 403(b) retirement programs.

Certain Deferred Compensation Plans. Code Section 457(b) provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. Under a non-governmental plan, all investments, however, are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations.

POSSIBLE CHARGE FOR OUR TAXES
At the present time, we do not charge the Subaccounts for any Federal, state, or local taxes that we incur which may be attributable to such Subaccounts or the Contracts. We, however, may in the future charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Subaccounts or to the Contracts.


OTHER TAX CONSEQUENCES
As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus.

Further, the Federal income tax consequences discussed herein reflect our understanding of current law and the law may change.

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Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.


Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

Generation-skipping Transfer Tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer ("GST") tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012, these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity policies will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.


Annuity Purchases by Non-resident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.

In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

                                LEGAL PROCEEDINGS
================================================================================
We, like other life insurance companies, and our subsidiaries may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, us, or CBSI.

                                COMPANY HOLIDAYS
================================================================================
We are closed on the following holidays: New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. We are closed on the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday.

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                              FINANCIAL STATEMENTS
================================================================================
Our and the Variable Account's financials are contained in the Statement of Additional Information ("SAI"). Our financial statements should be distinguished from the Variable Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Contracts. For a free copy of these financial statements and/or the SAI, please contact us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or call us at 1-800-798-5500.

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                                   APPENDIX A
                              FINANCIAL HIGHLIGHTS
================================================================================
The following information is derived from the financial statements of the Variable Account. The financial statements are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the last ten (or life of the Subaccount) fiscal years ended December 31. The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Funds and the assessment of various charges.

B-SHARE CLASS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
                                                                             Accumulation     increase in unit    NUMBER of units
                                                 Accumulation unit value    unit value end      value during       outstanding at
              Subaccount/Year                      beginning of period        of period            period           end of period
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Class I
 2006                                                         $10.00(3)            $10.17            1.70%(2)            123,093
 2007                                                          10.17                10.44            2.65%             2,199,571
 2008                                                          10.44                 8.46         (18.97)%             5,602,997
 2009                                                           8.46                 9.75           15.25%             7,952,702
 2010                                                           9.75                10.43            6.97%             7,655,202
--------------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Class II
 2009                                                         $10.00(7)            $11.39           13.90%(2)          1,106,479
 2010                                                          11.39                12.15            6.67%             2,786,311
--------------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Class I
 2006                                                         $10.00(3)            $10.29            2.90%(2)            782,785
 2007                                                          10.29                10.72            4.18%             8,292,445
 2008                                                          10.72                 7.38         (31.16)%            13,155,453
 2009                                                           7.38                 8.79           19.11%            14,578,349
 2010                                                           8.79                 9.56            8.76%            13,367,323
--------------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Class II
 2009                                                         $10.00(7)            $11.78           17.80%(2)            991,391
 2010                                                          11.78                12.79            8.57%             2,389,371
--------------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Class I
 2006                                                         $10.00(3)            $10.39            3.90%(2)             73,109
 2007                                                          10.39                11.04            6.26%               444,252
 2008                                                          11.04                 6.42         (41.85)%               920,725
 2009                                                           6.42                 8.11           26.32%             1,089,584
 2010                                                           8.11                 8.90            9.74%               976,912
--------------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Class II
 2009                                                         $10.00(7)            $12.04           20.40%(2)             42,691
 2010                                                          12.04                13.17            9.39%               104,526
--------------------------------------------------------------------------------------------------------------------------------
Ultra Series Money Market Class I
 2004                                                         $10.00(1)            $10.00            0.00%(2)             41,939
 2005                                                          10.00                10.15            1.50%             1,174,622
 2006                                                          10.15                10.47            3.15%             1,439,661
 2007                                                          10.47                10.82            3.34%             1,425,866
 2008                                                          10.82                10.87            0.46%             3,369,786
 2009                                                          10.87                10.73          (1.29)%             2,579,647
 2010                                                          10.73                10.59          (1.30)%             2,057,166
--------------------------------------------------------------------------------------------------------------------------------
Ultra Series Money Market Class II
 2009                                                         $10.00(7)             $9.89          (1.10%)(2)             18,736
 2010                                                           9.89                 9.75          (1.42)%                58,514
--------------------------------------------------------------------------------------------------------------------------------
Ultra Series Bond Class I
 2004                                                         $10.00(1)            $ 9.98          (0.20)%(2)            191,144
 2005                                                          $9.98                10.10            1.20%             3,021,142
 2006                                                          10.10                10.36            2.57%             6,703,481
 2007                                                          10.36                10.75            3.76%             8,309,003
 2008                                                          10.75                10.91            1.49%             7,479,172
 2009                                                          10.91                11.47            5.13%             7,406,847
 2010                                                          11.47                11.99            4.53%             7,023,790
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
                                                                             Accumulation     increase in unit    NUMBER of units
                                                 Accumulation unit value    unit value end      value during       outstanding at
              Subaccount/Year                      beginning of period        of period            period           end of period
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Bond Class II
  2009                                                         $10.00(7)            $10.46            4.60%(2)            906,139
  2010                                                          10.46                10.91            4.30%             1,877,989
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Class I
  2004                                                         $10.00(1)            $10.25            2.50%(2)             68,835
  2005                                                          10.25                10.38            1.27%             1,090,104
  2006                                                          10.38                11.19            7.80%             2,256,194
  2007                                                          11.19                11.27            0.71%             2,765,242
  2008                                                          11.27                 9.49         (15.79)%             2,048,874
  2009                                                           9.49                12.58           32.56%             1,802,918
  2010                                                          12.58                13.87           10.25%             1,612,960
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Class II
  2009                                                         $10.00(7)            $11.65           16.50%(2)             96,209
  2010                                                          11.65                12.81            9.96%               308,506
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Class I
  2004                                                         $10.00(1)            $10.62            6.20%(2)            119,533
  2005                                                          10.62                10.89            2.54%             2,169,035
  2006                                                          10.89                11.82            8.54%             3,424,692
  2007                                                          11.82                11.96            1.18%             4,020,570
  2008                                                          11.96                10.24         (14.38)%             3,612,923
  2009                                                          10.24                11.20            9.37%             3,830,984
  2010                                                          11.20                12.39           10.63%             3,385,613
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Class II
  2009                                                         $10.00(7)            $11.23           12.30%(2)            505,391
  2010                                                          11.23                12.39           10.33%             1,488,717
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Equity Income Class II
  2010                                                         $10.00(8)            $10.52            5.20%(2)            155,456
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Value Class I
  2004                                                         $10.00(1)            $10.99            9.90%(2)            144,835
  2005                                                          10.99                11.45            4.19%             2,659,384
  2006                                                          11.45                13.63           19.04%             4,913,687
  2007                                                          13.63                13.53          (0.73)%             5,450,877
  2008                                                          13.53                 8.55         (36.81)%             4,926,897
  2009                                                           8.55                 9.86           15.32%             4,856,823
  2010                                                           9.86                10.54            6.90%             4,282,279
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Value Class II
  2009                                                         $10.00(7)           $12.50            25.00%(2)            199,080
  2010                                                          12.50               13.33             6.64%               364,026
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Class I
  2004                                                         $10.00(1)           $10.61             6.10%(2)            253,559
  2005                                                          10.61               10.73             1.13%             1,136,871
  2006                                                          10.73               11.42             6.43%             2,561,564
  2007                                                          11.42               12.67            10.95%             3,093,437
  2008                                                          12.67                7.85          (38.04)%             3,114,947
  2009                                                           7.85               10.70            36.31%             3,308,282
  2010                                                          10.70               11.84            10.65%             3,182,994
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Class II
  2009                                                         $10.00(7)           $12.51            25.10%(2)            465,462
  2010                                                          12.51               13.82            10.47%             1,404,631
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
                                                                             Accumulation     increase in unit    NUMBER of units
                                                 Accumulation unit value    unit value end      value during       outstanding at
              Subaccount/Year                      beginning of period        of period            period           end of period
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Class I(6)
  2004                                                          $9.72(1)            $10.82           11.40%(2)             53,327
  2005                                                           10.82               11.62            7.36%               814,644
  2006                                                           11.62               12.78            9.95%             1,610,620
  2007                                                           12.78               13.68            7.07%             1,707,968
  2008                                                           13.68                7.17         (47.59)%             1,571,400
  2009                                                            7.17               10.43           45.39%             1,441,262
  2010                                                           10.43               12.36           18.50%             3,235,450
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Class II(6)
  2009                                                          $9.85(7)            $12.31           25.00%(2)            136,020
  2010                                                          12.31                14.56           18.28%               766,431
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Class I(6)
  2007                                                         $10.00(4)             $8.96         (10.40)%(2)             39,663
  2008                                                           8.96                 6.59         (26.45)%               144,697
  2009                                                           6.59                 8.55           29.74%               219,242
  2010                                                           8.55                10.71           25.26%               235,953
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Class II(6)
  2009                                                         $10.00(7)            $13.05           30.50%(2)             46,422
  2010                                                          13.05                16.29            24.83%               77,961
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Class I(6)
  2004                                                         $10.00(1)            $11.22           12.20%(2)             28,569
  2005                                                          11.22                12.91           15.06%               594,014
  2006                                                          12.91                15.83           22.62%             1,334,155
  2007                                                          15.83                17.41            9.98%             1,575,524
  2008                                                          17.41                10.55         (39.40)%             1,541,019
  2009                                                          10.55                13.32           26.26%             1,585,093
  2010                                                          13.32                14.08            5.71%             2,037,495
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Class II(6)
  2009                                                         $10.00(7)            $13.11           31.10%(2)            294,723
  2010                                                          13.11                13.83            5.49%               892,574
---------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I. Subaccount
  2010                                                         $10.00(8)            $10.81            8.10%(2)          1,577,186
---------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Real Estate
  2008                                                         $10.00(5)             $5.34         (46.60)%(2)            105,916
  2009                                                           5.34                 6.91           29.40%               571,960
  2010                                                           6.91                 8.00           15.77%               910,526
---------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Government Securities
  2010                                                         $10.00(8)            $10.11            1.10%(2)          1,026,283
---------------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Growth and Income(9)
  2008                                                         $10.00(5)             $6.99         (30.10)%(2)            359,835
  2009                                                           6.99                 8.56           22.46%             2,642,469
  2010                                                           8.56                 9.48           10.75%             4,524,089
---------------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Growth(9)
  2008                                                         $10.00(5)             $5.35         (46.50)%(2)            331,497
  2009                                                           5.35                 8.26           54.39%               949,240
  2010                                                           8.26                10.38           25.67%             1,167,267
---------------------------------------------------------------------------------------------------------------------------------
Franklin High Income Securities
  2008                                                         $10.00(5)             $7.44         (25.60)%(2)            219,911
  2009                                                           7.44                10.45           40.46%             1,183,884
  2010                                                          10.45                11.69           11.87%             1,768,372
---------------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities
  2008                                                         $10.00(5)             $6.89         (31.10)%(2)            356,854
  2009                                                           6.89                 9.20           33.53%               866,601
  2010                                                           9.20                10.22           11.09%             1,248,008
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
                                                                             Accumulation     increase in unit    NUMBER of units
                                                 Accumulation unit value    unit value end      value during       outstanding at
              Subaccount/Year                      beginning of period        of period            period           end of period
---------------------------------------------------------------------------------------------------------------------------------
Franklin Mutual Global Discovery Securities
  2008                                                         $10.00(5)             $7.34         (26.60)%(2)            141,357
  2009                                                           7.34                 8.92           21.53%               532,197
  2010                                                           8.92                 9.85           10.43%               788,668
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small- & Mid-Cap
  Fund(R)/VA (f/k/a Oppenheimer Main Street
  Small Cap Fund/VA)
  2008                                                         $10.00(5)             $6.44         (35.60)%(2)            225,380
  2009                                                           6.44                 8.70           35.09%               876,772
  2010                                                           8.70                10.57           21.49%             1,180,444
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street
  2008                                                         $10.00(5)             $6.36         (36.40)%(2)            352,155
  2009                                                           6.36                 8.03           26.26%             1,770,701
  2010                                                           8.03                 9.18           14.32%             2,723,032
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer International Growth
  2008                                                         $10.00(5)             $5.84         (41.60)%(2)            377,259
  2009                                                           5.84                 8.02           37.33%             1,603,177
  2010                                                           8.02                 9.07           13.09%             2,482,215
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn(R) Strategy
  2008                                                         $10.00(5)             $4.70         (53.00)%(2)            124,787
  2009                                                           4.70                 6.57           39.79%               890,173
  2010                                                           6.57                 8.05           22.53%             1,539,736
---------------------------------------------------------------------------------------------------------------------------------
 PIMCO VIT Total Return
  2008                                                         $10.00(5)            $10.00            0.00%(2)            446,066
  2009                                                          10.00                11.24           12.40%             2,261,502
  2010                                                          11.24                11.99            6.67%             3,916,448
---------------------------------------------------------------------------------------------------------------------------------
 PIMCO VIT Global Bond
  2008                                                         $10.00(5)             $9.27          (7.30)%(2)            206,892
  2009                                                           9.27                10.68           15.21%             1,105,020
  2010                                                          10.68                11.76           10.11%             1,932,598
---------------------------------------------------------------------------------------------------------------------------------

(1) The inception date was October 11, 2004, with all Subaccounts starting with a $10.00 unit price.

(2) Not annualized.

(3) The inception date was October 30, 2006, with all Subaccounts starting with a $10.00 unit price.

(4) The inception date was May 1, 2007, with all Subaccounts starting with a $10.00 unit price.

(5) The inception date was May 1, 2008, with all Subaccounts starting with a $10.00 unit price.

(6) Effective as of the close of April 30, 2010, the Ultra Series Mid Cap Growth Class I, Ultra Series Mid Cap Growth Class II, Ultra Series Small Cap Growth Class I, Ultra Series Small Cap Growth Class II, Ultra Series Global Securities Class I and Ultra Series Global Securities Class II Subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Mid Cap Value Class II, Ultra Series Small Cap Value Class I, Ultra Series Small Cap Value Class II, Ultra Series International Stock Class I and Ultra Series International Stock Class II Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and Ultra Series Small Cap Value Subaccounts changed their names to Ultra Series Mid Cap and Ultra Series Small Cap Subaccounts, respectively. The Ultra Series Mid Cap Subaccounts' performance prior to May 1, 2010 is based on their accounting predecessor, the Ultra Series Mid Cap Growth Subaccounts. The unit value information has been restated to reflect the conversion ratio of
1.02920835 and 1.01561099, respectively.

(7) The inception date was May 1, 2009, with all Subaccounts starting with a $10.00 unit price.

(8) The inception date was May 1, 2010, with all Subaccounts starting with a $10.00 unit price.

(9) Effective as of June 1, 2010, the Van Kampen Growth and Income and Van Kampen Mid Cap Growth Subaccounts reorganized into the Invesco Van Kampen V.I. Growth and Income and Invesco Van Kampen V.I. Mid Cap Growth Subaccounts, respectively.

B-SHARE CLASS WITH PURCHASE PAYMENT CREDIT OPTION*


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
                                                                             Accumulation     increase in unit    Number of units
                                                 Accumulation unit value    unit value end      value during       outstanding at
              Subaccount/Year                      beginning of period        of period            period           end of period
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Class I
  2007                                                         $10.00(1)             $9.88          (1.20)%(2)            305,834
  2008                                                          9.88                  7.97         (19.33)%               647,602
  2009                                                          7.97                  9.14           14.68%               715,206
  2010                                                          9.14                  9.73            6.46%               706,480
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Class II
    2009                                                       $10.00(4)            $10.99            9.90%(2)              3,842
    2010                                                        10.99                11.67            6.19%                48,392
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Class I
  2007                                                         $10.00(1)             $9.79          (2.10)%(2)            403,229
  2008                                                           9.79                 6.71         (31.46)%             1,067,784
  2009                                                           6.71                 7.94           18.33%               946,642
  2010                                                           7.94                 8.60            8.31%               871,732
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Class II
  2009                                                         $10.00(4)            $11.33           13.30%(2)             24,360
  2010                                                          11.33                12.23            7.94%                43,524
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Class I
  2007                                                         $10.00(1)             $9.89          (1.10)%(2)              2,483
  2008                                                           9.89                 5.72         (42.16)%                27,950
  2009                                                           5.72                 7.18           25.52%                16,497
  2010                                                           7.18                 7.84            9.19%                58,192
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Class II
  2009                                                         $10.00(4)            $10.00            0.00%(2)                  -
  2010                                                          10.00                10.00            0.00%                     -
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Money Market Class I
  2007                                                         $10.00(1)            $10.01            0.10%(2)              1,040
  2008                                                          10.01                10.00          (0.10)%                44,544
  2009                                                          10.00                 9.82          (1.80)%                27,093
  2010                                                           9.82                 9.65          (1.73)%                22,330
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Money Market Class II
  2009                                                         $10.00(4)            $10.00            0.00%(2)                  -
  2010                                                          10.00                 9.95          (0.50)%                   662
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Bond Class I
  2007                                                         $10.00(1)            $10.10            1.00%(2)             68,758
  2008                                                          10.10                10.21            1.09%               177,690
  2009                                                          10.21                10.68            4.60%               186,980
  2010                                                          10.68                11.11            4.03%               155,775
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Bond Class II
  2009                                                         $10.00(4)            $10.40            4.00%(2)              8,932
  2010                                                          10.40                10.79            3.75%                43.179
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Class I
  2007                                                         $10.00(1)             $9.87          (1.30)%(2)             10,357
  2008                                                           9.87                 8.27         (16.21)%                31,480
  2009                                                           8.27                10.90           31.80%                24,346
  2010                                                          10.90                11.97            9.82%                22,138
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Class II
  2009                                                         $10.00(4)            $11.11           11.10%(2)              1,256
  2010                                                          11.11                12.17            9.54%                 8,855
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Class I
  2007                                                         $10.00(1)            $10.00            0.00%(2)                  -
  2008                                                          10.00                 8.76         (12.40)%                58,306
  2009                                                           8.76                 9.53            8.79%                94,102
  2010                                                           9.53                10.49           10.07%                64,098
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
                                                                             Accumulation     increase in unit    Number of units
                                                 Accumulation unit value    unit value end      value during       outstanding at
              Subaccount/Year                      beginning of period        of period            period           end of period
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Class II
  2009                                                         $10.00(4)            $11.08           10.80%(2)              5,765
  2010                                                          11.08                12.16            9.75%                52,107
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Equity Income Class II
  2010                                                         $10.00(6)            $10.76            7.60%(2)              2,148
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Value Class I
  2007                                                         $10.00(1)             $9.79          (2.10)%(2)             43,979
  2008                                                           9.79                 6.16         (37.08)%               146,480
  2009                                                           6.16                 7.06           14.61%               152,007
  2010                                                           7.06                 7.51            6.37%               134,056
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Value Class II
  2009                                                         $10.00(4)            $11.56           15.60%(2)              1,946
  2010                                                          11.56                12.27            6.14%                 3,388
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Class I
  2007                                                         $10.00(1)             $9.79          (2.10)%(2)             20,915
  2008                                                           9.79                 6.03         (38.41)%                77,507
  2009                                                           6.03                 8.18           35.66%                79,306
  2010                                                           8.18                 9.01           10.15%                69,828
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Class II
  2009                                                         $10.00(4)            $11.39          $13.90%(2)              3,659
  2010                                                          11.39                12.52            9.92%                53,042
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Class I(5)
  2007                                                         $10.18(1)             $9.91          (2.70)%(2)             10,432
  2008                                                           9.91                 5.17         (47.79)%                42,775
  2009                                                           5.17                 7.47           44.49%                43,072
  2010                                                           7.47                 8.82           18.07%                91,003
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Class II(5)
  2009                                                          $9.86(4)            $11.61           17.70%(2)                899
  2010                                                          11.61                13.67           17.74%                22,001
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Class I(5)
  2007                                                         $10.00(1)             $9.79          (2.10)%(2)              7,842
  2008                                                           9.79                 7.16         (26.86)%                20,703
  2009                                                           7.16                 9.25           29.19%                19,885
  2010                                                           9.25                11.52           24.54%                17,294
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Class II(5)
  2009                                                         $10.00(4)            $12.09           20.90%(2)                323
  2010                                                          12.09                15.02           24.23%                   706
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Class I(5)
  2007                                                         $10.00(1)             $9.87          (1.30)%(2)             19,251
  2008                                                           9.87                 5.95         (39.72)%                71,804
  2009                                                           5.95                 7.47           25.55%                71,086
  2010                                                           7.47                 7.86            5.22%                90,677
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Class II(5)
  2009                                                         $10.00(4)            $11.42           14.20%(2)              2,175
  2010                                                          11.42                11.99            4.99%                30,528
---------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I.
  Subaccount
  2010                                                         $10.00(6)            $11.39           13.90%(2)              3,800
---------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Real Estate
  2008                                                         $10.00(3)             $5.38         (46.20)%(2)             10,653
  2009                                                           5.38                 6.93           28.81%                30,079
  2010                                                           6.93                 7.98           15.15%                75,472
---------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Government Securities
  2010                                                         $10.00(6)            $10.11            1.10%(2)             47,055
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
                                                                             Accumulation     increase in unit    Number of units
                                                 Accumulation unit value    unit value end      value during       outstanding at
              Subaccount/Year                      beginning of period        of period            period           end of period
---------------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Growth and Income(7)
  2008                                                         $10.00(3)             $6.94         (30.60)%(2)             37,477
  2009                                                           6.94                 8.46           21.90%               140,566
  2010                                                           8.46                 9.32           10.17%               407,580
---------------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Growth(7)
  2008                                                         $10.00(3)             $5.40         (46.00)%(2)             33,191
  2009                                                           5.40                 8.30           53.70%                69,208
  2010                                                           8.30                10.38           25.06%               124,060
---------------------------------------------------------------------------------------------------------------------------------
Franklin High Income Securities
  2008                                                         $10.00(3)             $7.43         (25.70)%(2)             20,860
  2009                                                           7.43                10.39           39.84%                67,141
  2010                                                          10.39                11.56           11.26%               172,383
---------------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities
  2008                                                         $10.00(3)             $6.88         (31.20)%(2)             45,078
  2009                                                           6.88                 9.15           32.99%                74,255
  2010                                                           9.15                10.12           10.60%               127,452
---------------------------------------------------------------------------------------------------------------------------------
Franklin Mutual Global Discovery Securities
  2008                                                         $10.00(3)             $7.37         (26.30)%(2)             15,932
  2009                                                           7.37                 8.92           21.03%                38,125
  2010                                                           8.92                 9.80            9.87%                82,144
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small- & Mid-Cap
  Fund(R)/VA (f/k/a Oppenheimer Main Street
  Small Cap Fund/VA)
  2008                                                         $10.00(3)             $6.41         (35.90)%(2)             24,168
  2009                                                           6.41                 8.61           34.32%                52,486
  2010                                                           8.61                10.41           20.91%               106,278
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street
  2008                                                         $10.00(3)             $6.37         (36.30)%(2)             44,158
  2009                                                           6.37                 8.01           25.75%               133,453
  2010                                                           8.01                 9.11           13.73%               321,757
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer International Growth
  2008                                                         $10.00(3)             $5.88         (41.20)%(2)             36,663
  2009                                                           5.88                 8.03           36.56%                93,055
  2010                                                           8.03                 9.04           12.58%               218,891
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn(R) Strategy
  2008                                                         $10.00(3)             $4.84         (51.60)%(2)             11,985
  2009                                                           4.84                 6.73           39.50%                42,929
  2010                                                           6.73                 8.22           22.14%               118,183
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return
  2008                                                         $10.00(3)             $9.96          (0.40)%(2)             32,817
  2009                                                           9.96                11.15           11.95%               134,589
  2010                                                          11.15                11.83            6.10%               369,802
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond
  2008                                                         $10.00(3)             $9.24          (7.60)%(2)             21,955
  2009                                                           9.24                10.59           14.61%                63,189
  2010                                                          10.59                11.60            9.54%               180,208
---------------------------------------------------------------------------------------------------------------------------------

(1) The inception date was November 1, 2007, with all Subaccounts starting with a $10.00 unit price.

(2) Not annualized.

(3) The inception date was May 1, 2008, with all Subaccounts starting with a $10.00 unit price.

(4) The inception date was May 1, 2009, with all Subaccounts starting with a $10.00 unit price.

(5) Effective as of the close of business on April 30, 2010, the Ultra Series Mid Cap Growth Class I, Ultra Series Mid Cap Growth Class II, Ultra Series Small Cap Growth Class I, Ultra Series Small Cap Growth Class II, Ultra Series Global Securities Class I and Ultra Series Global Securities Class II Subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Mid Cap Value Class II, Ultra Series Small Cap Value Class I, Ultra Series Small Cap Value Class II, Ultra Series International Stock Class I and

Ultra Series International Stock Class II Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and Ultra Series Small Cap Value Subaccounts changed their names to the Ultra Series Mid Cap and Ultra Series Small Cap Subaccounts, respectively. The Ultra Series Mid Cap Subaccounts' performance prior to May 1, 2010 is based on their accounting predecessor, the Ultra Series Mid Cap Growth Subaccounts. The unit value information has been restated to reflect the conversion ratio of 0.98231594 and 1.01382423, respectively.

(6) The inception date was May 1, 2010, with all Subaccounts starting with a $10.00 unit price.

(7) Effective as of June 1, 2010, the Van Kampen Growth and Income and Van Kampen Mid Cap Growth Subaccounts reorganized into the Invesco Van Kampen V.I. Growth and Income and Invesco Van Kampen V.I. Mid Cap Growth Subaccounts, respectively.

L-SHARE CLASS*

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
                                                                             Accumulation     increase in unit    Number of units
                                                 Accumulation unit value    unit value end      value during       outstanding at
              Subaccount/Year                      beginning of period        of period            period           end of period
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Class I
  2007                                                         $10.00(1)            $10.05            0.50%(2)                860
  2008                                                          10.05                 8.11         (19.30)%                85,241
  2009                                                           8.11                 9.30           14.67%               242,548
  2010                                                           9.30                 9.90            6.45%               277,069
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Conservative Allocation Class II
  2009                                                         $10.00(4)            $10.95            9.50%(2)             15,543
  2010                                                          10.95                11.63            6.21%                83,862
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Class I
  2007                                                         $10.00(1)             $9.61          (3.90)%(2)             93,785
  2008                                                           9.61                 6.59         (31.43)%               327,339
  2009                                                           6.59                 7.81           18.51%               441,824
  2010                                                           7.81                 8.46            8.32%               436,145
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Moderate Allocation Class II
  2009                                                         $10.00(4)            $11.45           14.50%(2)             16,798
  2010                                                          11.45                12.37            8.03%                48,100
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Class I
  2007                                                         $10.00(1)            $10.00            0.00%(2)                  -
  2008                                                          10.00                 6.56         (34.40)%                 9,334
  2009                                                           6.56                 8.25           25.76%                 7,923
  2010                                                           8.25                 9.01            9.21%                 6,013
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Aggressive Allocation Class II
  2009                                                         $10.00(4)            $10.00            0.00%(2)                  -
  2010                                                          10.00                11.22           12.20%                 4,080
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Money Market Class I
  2007                                                         $10.00(1)            $10.00            0.00%(2)                  -
  2008                                                          10.00                 9.98          (0.20)%                31,407
  2009                                                           9.98                 9.81           (1.70%)               27,290
  2010                                                           9.81                 9.64          (1.73)%                32,956
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Money Market Class II
  2009                                                         $10.00(4)            $10.00            0.00%(2)                  -
  2010                                                          10.00                10.00            0.00%                     -
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Bond Class I
  2007                                                         $10.00(1)            $10.10            1.00%(2)                545
  2008                                                          10.10                10.21            1.09%                55,251
  2009                                                          10.21                10.69            4.70%                95,294
  2010                                                          10.69                11.12            4.02%                78,695
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Bond Class II
  2009                                                         $10.00(4)            $10.35            3.50%(2)             13,165
  2010                                                          10.35                10.75            3.86%               109,374
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
                                                                             Accumulation     increase in unit    Number of units
                                                 Accumulation unit value    unit value end      value during       outstanding at
              Subaccount/Year                      beginning of period        of period            period           end of period
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Class I
  2007                                                         $10.00(1)            $10.01            0.10%(2)                 91
  2008                                                          10.01                 8.39         (16.18)%                 9,429
  2009                                                           8.39                11.07           31.94%                42,452
  2010                                                          11.07                12.16            9.85%                41,145
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series High Income Class II
  2009                                                         $10.00(4)            $11.29           12.90%(2)              1,083
  2010                                                          11.29                12.37            9.57%                17,857
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Class I
  2007                                                         $10.00(1)            $10.00            0.00%(2)                  -
  2008                                                          10.00                 8.83         (11.70)%                24,459
  2009                                                           8.83                 9.60            8.72%                36,741
  2010                                                           9.60                10.58           10.21%                10,690
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Diversified Income Class II
  2009                                                         $10.00(4)            $11.22           12.20%(2)             45,986
  2010                                                          11.22                12.33            9.89%               260,485
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Equity Income Class II
  2010                                                         $10.00(6)            $10.06            0.60%(2)              3,000
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Value Class I
  2007                                                         $10.00(1)             $9.66          (3.40)%(2)                363
  2008                                                           9.66                 6.08         (37.06)%                27,671
  2009                                                           6.08                 6.98           14.80%                27,172
  2010                                                           6.98                 7.43            6.45%                23,147
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Value Class II
 2009                                                          $10.00(4)            $11.99           19.90%(2)              3,171
 2010                                                           11.99                12.73            6.17%                35,694
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Class I
  2007                                                         $10.00(1)             $9.73          (2.70)%(2)                182
  2008                                                           9.73                 6.00         (38.34)%                17,730
  2009                                                           6.00                 8.14           35.67%                20,250
  2010                                                           8.14                 8.97           10.20%                18,008
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Large Cap Growth Class II
  2009                                                         $10.00(4)            $11.98           19.80%(2)             10,842
  2010                                                          11.98                13.16            9.85%                53,807
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Class I(5)
  2007                                                         $10.15(1)             $9.77          (3.70)%(2)                 91
  2008                                                           9.77                 5.09          (47.87)%                8,502
  2009                                                           5.09                 7.37            44.62%                9,219
  2010                                                           7.37                 8.70            18.05%               19,705
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Mid Cap Class II(5)
  2009                                                         $10.10(4)            $12.08           19.60%(2)              2,642
  2010                                                          12.08                14.23           17.80%                33,551
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Class I(5)
  2007                                                         $10.00(1)             $9.61          (3.90)%(2)                 91
  2008                                                           9.61                 7.03         (26.85)%                 5,994
  2009                                                           7.03                 9.09           29.30%                 4,840
  2010                                                           9.09                11.33           24.64%                 5,974
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series Small Cap Class II(5)
  2009                                                         $10.00(4)            $12.93           29.30%(2)                475
  2010                                                          12.93                16.08           24.36%                 6,522
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Class I(5)
  2007                                                         $10.00(1)             $9.69          (3.10)%(2)                182
  2008                                                           9.69                 5.85         (39.63)%                17,806
  2009                                                           5.85                 7.35           25.64%                20,118
  2010                                                           7.35                 7.73            5.17%                26,041
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
                                                                             Accumulation     increase in unit    Number of units
                                                 Accumulation unit value    unit value end      value during       outstanding at
              Subaccount/Year                      beginning of period        of period            period           end of period
---------------------------------------------------------------------------------------------------------------------------------
Ultra Series International Stock Class II(5)
  2009                                                         $10.00(4)            $11.99           19.90%(2)              5,732
  2010                                                          11.99                12.59            5.00%                41,280
---------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation V.I.
  Subaccount
  2010                                                         $10.00(6)            $10.95            9.50%(2)             55,177
---------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Real Estate
  2008                                                         $10.00(3)             $6.56         (34.40)%(2)              1,482
  2009                                                           6.56                 8.45           28.81%                 9,531
  2010                                                           8.45                 9.74           15.27%                19,241
---------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Government Securities
  2010                                                         $10.00(6)             $9.91          (0.90)%(2)             23,211
---------------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Growth and Income(7)
  2008                                                         $10.00(3)             $7.68         (23.20)%(2)              9,292
  2009                                                           7.68                 9.37           22.01%                53,749
  2010                                                           9.37                10.33           10.25%               100,300
---------------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Growth(7)
  2008                                                         $10.00(3)             $5.76         (42.40)%(2)              5,798
  2009                                                           5.76                 8.85           53.65%                20,722
  2010                                                           8.85                11.07           25.08%                36,198
---------------------------------------------------------------------------------------------------------------------------------
Franklin High Income Securities
  2008                                                         $10.00(3)             $7.72         (22.80)%(2)              5,342
  2009                                                           7.72                10.80           39.90%                63,373
  2010                                                          10.80                12.02           11.30%                98,897
---------------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities
  2008                                                         $10.00(3)             $7.49         (25.10)%(2)              5,074
  2009                                                           7.49                 9.96           32.98%                89,060
  2010                                                           9.96                11.02           10.64%               123,682
---------------------------------------------------------------------------------------------------------------------------------
Franklin Mutual Global Discovery Securities
  2008                                                         $10.00(3)             $8.04         (19.60)%(2)              2,049
  2009                                                           8.04                 9.74           21.14%                12,222
  2010                                                           9.74                10.71            9.96%                24,104
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA
 (f/k/a Oppenheimer Main Street Small Cap Fund/VA)
  2008                                                         $10.00(3)             $6.76         (32.40)%(2)              3,971
  2009                                                           6.76                 9.10           34.62%                18,254
  2010                                                           9.10                11.00           20.88%                32,985
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street
  2008                                                         $10.00(3)             $7.01         (29.90)%(2)              8,310
  2009                                                           7.01                 8.82           25.82%                41,446
  2010                                                           8.82                10.03           13.72%                83,365
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer International Growth
  2008                                                         $10.00(3)             $6.35         (36.50)%(2)              6,189
  2009                                                           6.35                 8.68           36.69%                34,342
  2010                                                           8.68                 9.78           12.67%                60,185
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn(R)
  Strategy
  2008                                                         $10.00(3)             $4.40         (56.00)%(2)              3,258
  2009                                                           4.40                 6.13           39.32%                29,047
  2010                                                           6.13                 7.49           22.19%                54,126
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
                                                                             Accumulation     increase in unit    Number of units
                                                 Accumulation unit value    unit value end      value during       outstanding at
              Subaccount/Year                      beginning of period        of period            period           end of period
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return
  2008                                                         $10.00(3)            $10.16            1.60%(2)             11,770
  2009                                                          10.16                11.38           12.01%               100,235
  2010                                                          11.38                12.07            6.06%               275,842
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond
  2008                                                         $10.00(3)             $9.28          (7.20)%(2)              8,072
  2009                                                           9.28                10.64           14.66%                64,343
  2010                                                          10.64                11.67            9.68%               111,520
---------------------------------------------------------------------------------------------------------------------------------

(1) The inception date was November 1, 2007, with all Subaccounts starting with a $10.00 unit price.

(2) Not annualized.

(3) The inception date was May 1, 2008, with all Subaccounts staring with a $10.00 unit price.

(4) The inception date was May 1, 2009, with all Subaccounts staring with a $10.00 unit price.

(5) Effective as of the close of business on April 30, 2010, the Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and Ultra Series Global Securities Class I Subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Small Cap Value Class I and Ultra Series International Stock Class I Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and Ultra Series Small Cap Value Subaccounts changed their names to the Ultra Series Mid Cap and Ultra Series Small Cap Subaccounts, respectively. The Ultra Series Mid Cap Subaccounts' performance prior to May 1, 2010 is based on its accounting predecessor, the Ultra Series Mid Cap Growth Subaccounts. The unit value information has been restated to reflect the conversion ration of 0.98558331 and 0.98985157, respectively.

(6) The inception date was May 1, 2010, with all Subaccounts staring with a $10.00 unit price.

(7) Effective as of June 1, 2010, the Van Kampen Growth and Income and Van Kampen Mid Cap Growth Subaccounts reorganized into the Invesco Van Kampen V.I. Growth and Income and Invesco Van Kampen V.I. Mid Cap Growth Subaccounts, respectively.

                                   APPENDIX B
    EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT AND OPTIONAL DEATH BENEFITS
================================================================================

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

   o In addition to the Minimum Guaranteed Death Benefit, the Owner chooses the Maximum Anniversary Value Death Benefit, the 3% Annual Guarantee Death Benefit, and the Earnings Enhanced Death Benefit.
   o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
   o The death benefit adjustment calculations described here do not apply to death benefits that are provided by a Guaranteed Lifetime Withdrawal Benefit rider - See Appendix C for examples relating to death benefits provided by a Guaranteed Lifetime Withdrawal Benefit rider.
   o At issue the Minimum Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, and the 3% Annual Guarantee Death Benefit are all equal to the $100,000 purchase payment.

EXAMPLE 1 (THE CONTRACT CROSSES THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Contract crosses the first Contract Anniversary. The Contract Value on the anniversary is $107,000.

   o The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit.
   o The Maximum Anniversary Value Death Benefit is $107,000. Because the Contract Value on the anniversary is greater than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit resets to the Contract Value.
   o The 3% Annual Guarantee Death Benefit is $103,000, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.
   o For the Earnings Enhanced Death Benefit, the contract has $7,000 of earnings ($107,000 - $100,000 = $7,000), so the additional amount provided by this rider is $2,800. Therefore the total Earnings Enhanced Death Benefit is $109,800 which is the Contract Value plus the additional benefit provided by the Earnings Enhanced Death Benefit ($107,000 + $2,800 = $109,800).
   o The death benefit amount that would be paid if a death occurred on this day would be $109,800. This is the largest of the death benefit values.

EXAMPLE 2 (THE CONTRACT CROSSES THE SECOND ANNIVERSARY): Starting with the Base Assumptions and the information provided in Example 1, the contract crosses the second Contract Anniversary. The Contract Value on the anniversary is $103,000.

   o The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit.
   o The Maximum Anniversary Value Death Benefit is $107,000. Because the Contract Value on the anniversary is less than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit does not change.
   o The 3% Annual Guarantee Death Benefit is $106,090, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.
   o For the Earnings Enhanced Death Benefit, the contract has $3,000 of earnings ($103,000 - $100,000 = $3,000), so the additional amount provided by this rider is $1,200. Therefore the total Earnings Enhanced Death Benefit is $104,200 which is the Contract Value plus the additional benefit provided by the Earnings Enhanced Death Benefit ($103,000 + $1,200 = $104,200).
   o The death benefit amount that would be paid if a death occurred on this day would be $107,000. This is the largest of the death benefit values.

EXAMPLE 3 (THE CONTRACT CROSSES THE THIRD ANNIVERSARY): Starting with the Base Assumptions and the information provided in Example 1 and Example 2, the Contract crosses the third Contract Anniversary. The Contract Value on the anniversary is $98,000.

   o The Minimum Guaranteed Death Benefit is $100,000, which is the prior Minimum Guaranteed Death Benefit.
   o The Maximum Anniversary Value Death Benefit is $107,000. Because the Contract Value on the anniversary is less than the prior Maximum Anniversary Death Benefit, the Maximum Anniversary Death Benefit does not change.
   o The 3% Annual Guarantee Death Benefit is $109,273, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of anniversary.
   o For the Earnings Enhanced Death Benefit, because the Contract Value is lower than the purchase payment, the contract does not have any of earnings. Therefore this rider does not provide any additional amount and the total Earnings Enhanced Death Benefit is $98,000 which is the Contract Value.
   o The death benefit amount that would be paid if a death occurred on this day would be $109,273. This is the largest of the death benefit values.

EXAMPLE 4 (ADDITIONAL PURCHASE PAYMENT): Starting with the BASE ASSUMPTIONS, the Owner makes an additional purchase payment of $50,000 six months into the first Contract Year when the Contract Value is $105,000.

   o The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.
   o The Maximum Anniversary Value Death Benefit is $150,000, which is the prior Maximum Anniversary Value Death Benefit plus the additional purchase payment.
   o The 3% Annual Guarantee Death Benefit prior to the purchase payment is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the purchase payment. After the purchase payment, the 3% Annual Guarantee Death Benefit is $151,489, which is the prior value increased by the purchase payment.
   o For the Earnings Enhanced Death Benefit, the contract has $5,000 of earnings ($105,000 - $100,000 = $5,000), so the additional amount provided by this rider is $2,000. Therefore the total Earnings Enhanced Death Benefit is $157,000 which is the Contract Value plus the additional purchase payment amount plus the additional benefit provided by the Earnings Enhanced Death Benefit ($105,000 + $50,000 + $2,000 = $157,000).
   o The Death Benefit amount that would be paid if a death occurred on this day would be $157,000. This is the largest of the death benefit values.

EXAMPLE 5 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN PURCHASE PAYMENT BASED DEATH BENEFITS): Starting with the BASE ASSUMPTIONS, the Owner makes a $10,000 withdrawal 6 months into the first Contract Year when the Contract Value is $105,000.

   o The Minimum Guaranteed Death Benefit is reduced by $9,524 for the withdrawal.
        o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
              ($10,000/ $105,000 * $100,000 = $9,524)
        o The new Minimum Guaranteed Death Benefit after the withdrawal is $90,476 ($100,000 - $9,524 = $90,476). Because the Contract Value is
           greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.
   o The Maximum Anniversary Value Death Benefit is reduced by $9,524 for the withdrawal.
        o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
              ($10,000/ $105,000 * $100,000 = $9,524)
        o The new Maximum Anniversary Value Death Benefit after the withdrawal is $90,476 ($100,000 - $9,524 = $90,476). Because the Contract Value
           is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.
   o The 3% Annual Guarantee Death Benefit prior to the purchase payment is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the purchase payment. After the withdrawal, the 3% Annual Guarantee Death Benefit is reduced by $9,666 for the withdrawal.
        o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
              ($10,000/ $105,000 * $101,489 = $9,666)
        o The new 3% Annual Guarantee Death Benefit after the withdrawal is $91,823 ($101,489 - $9,666 = $91,823). Because the Contract Value
           is greater than the death benefit, the death benefit is reduced by an amount less than amount of the withdrawal.
   o For the Earnings Enhanced Death Benefit, the contract has $5,000 of earnings before the withdrawal ($105,000 - $100,000 = $5,000). However, withdrawals take earnings first, therefore the withdrawal is made up of $5,000 in earnings in the contract and $5,000 of purchase payments from the contract. Therefore, because the contract no longer has any earnings after the withdrawal, the additional amount provided by this rider is zero. The total Earnings Enhanced Death Benefit is $95,000 which is the Contract Value after the withdrawal. The Earnings Enhanced Death Benefit will continue to provide additional death benefit protection when the contract builds earnings again in the future.
   o The Death Benefit amount that would be paid if a death occurred on this day would be $95,000. This is the Contract Value, which is the largest of the death benefit values.

EXAMPLE 6 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN PURCHASE PAYMENT BASED DEATH BENEFITS): Starting with the BASE ASSUMPTIONS, the Owner makes a $10,000 withdrawal 6 months into the first Contract Year when the Contract Value is $80,000.

   o The Minimum Guaranteed Death Benefit is reduced by $12,500 for the withdrawal.
        o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
              ($10,000/ $80,000 * $100,000 = $12,500)

        o The new Minimum Guaranteed Death Benefit after the withdrawal is $87,500 ($100,000 - $12,500 = $87,500). Because the Contract Value
           is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.
   o The Maximum Anniversary Value Death Benefit is reduced by $12,500 for the withdrawal.
        o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
              ($10,000/ $80,000 * $100,000 = $12,500)
        o The new Maximum Anniversary Value Death Benefit after the withdrawal is $87,500 ($100,000 - $12,500 = $87,500). Because the Contract
           Value is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.
   o The 3% Annual Guarantee Death Benefit prior to the purchase payment is $101,489, which is the initial 3% Annual Guarantee Death Benefit increased at the 3% annual effective rate to the date of the purchase payment. After the withdrawal, the 3% Annual Guarantee Death Benefit is reduced by $12,686 for the withdrawal.
        o The adjustment is calculated by the amount of the withdrawal divided by the Contract Value before the withdrawal multiplied by the prior death benefit
              ($10,000/ $80,000 * $101,489 = $12,686)
        o The new 3% Annual Guarantee Death Benefit after the withdrawal is $88,803 ($101,489 - $12,686 = $88,803). Because the Contract Value
           is less than the death benefit, the death benefit is reduced by an amount greater than amount of the withdrawal.
   o For the Earnings Enhanced Death Benefit, the contract does not have any earnings before the withdrawal. So the withdrawal reduces the purchase payment base by $10,000. Because the contract no longer has any earnings after the withdrawal, the additional amount provided by this rider is zero. The total Earnings Enhanced Death Benefit is $70,000 which is the Contract Value after the withdrawal. The Earnings Enhanced Death Benefit will continue to provide additional death benefit protection when the contract builds earnings again in the future.
   o The Death Benefit amount that would be paid if a death occurred on this day would be $88,803. This is the largest of the death benefit values.

                                   APPENDIX C
            EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS
                    GENERALLY ISSUED ON AND AFTER MAY 1, 2010
================================================================================

                               FOUNDATION ACCOUNT


EXAMPLE 1 (INITIAL ALLOCATION): If the Owner purchases a $100,000 Contract with an Income Later Guaranteed Lifetime Withdrawal Benefit and elects the Growth Model that requires 20% in the Foundation Account, we will allocate $20,000 of the purchase payment to the Foundation Account and the remaining $80,000 of the purchase payment to the Subaccounts in the Growth Model. The Lifetime Benefit Basis will equal $100,000. This example assumes that there are no deductions from the initial purchase payment.


EXAMPLE 2 (RIDER CHARGES): At the end of the first, Contract Year, the Contract Value in the Foundation Account has grown to $21,000 and the Contract Value in the Subaccounts that comprise the Growth Model has grown to $86,320 for a total Contract Value before deduction of Income Later rider charges of $107,320. The Income Later Rider charges we deduct at the end of the first Contract Year equals $950 ($100,000 Lifetime Benefit Basis x 0.95%). We deduct that amount proportionately from the Subaccounts that comprise the Growth Model (and any DCA Fixed Period, if applicable). The Contract Value in the Foundation Account now equals $21,000 (no adjustment) but the Contract Value in the Subaccounts that comprise the Growth Model now equals $85,370 ($86,320 - $950) for a total Contract Value of $106,370.

EXAMPLE 3 (RESET AT TRANSFER): Because this is an Income Later Guaranteed Lifetime Withdrawal Benefit, there is a 7.5% simple interest benefit; we will reset the Lifetime Benefit Basis to $107,500 ($100,000 prior Lifetime Benefit Basis + $7,500 ($100,000 x 7.5%)) because this exceeds the Contract Value of $106,370. At this point the Owner decides to transfer to a more aggressive Create Your Own Benefit Allocation Plan that requires 40% in the Foundation Account. At the point of transfer, the Foundation Account requirement is $43,000 ($107,500 Lifetime Benefit Basis x 40% Foundation Account requirement). We allocate $43,000 to the Foundation Account and the remaining Contract Value, $63,370 ($106,370 - $43,000 Foundation Account amount) to the Subaccounts that comprise the Create Your own Model. The total Contract Value remains $106,370, as was the case before transfer.

EXAMPLE 4 (STEP-UP): At the end of the second Contract Year, the Contract Value in the Foundation Account has grown from $43,000, as a result of market performance, to $45,150 and the Contract Value in the Subaccounts that comprise the Create Your Own Model has grown from $63,370, as a result of market performance, to $74,850. We deduct Income Later rider charges at the end of the second Contract Year of $1,021.25 ($107,500 Lifetime Benefit Basis x 0.95%) from the Contract Value that is not allocated to the Foundation Account. The Foundation Account now contains $45,150 (no adjustment) but the Contract Value in the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Period) has been reduced to $73,828.75 ($74,850 - $1,021.25) for a total Contract Value of $118,978.75. Because Contract Value is greater than the Simple Interest Benefit Basis of $115,000 ($107,500 + ($100,000 x 7.5%)) a Step-Up
occurs, and the Foundation Account may be reset (we are currently waiving the requirement that the Foundation Account be reset on Step-Up).

EXAMPLE 5 (RESET DUE TO STEP-UP (THE RESET IS CURRENTLY BEING WAIVED)): Because a step-up has occurred, the Foundation Account requirement is equal $47,591.50 (a new stepped-up Lifetime Benefit Basis of $118,978.75 x 40% the Foundation Account requirement). We allocate the remaining Contract Value of $71,387.25 ($118,978.75 - $47,591.50) to the Subaccounts that comprise the Create Your Own Model. Note: The Foundation Account percentage requirement did not change, but because the Lifetime Benefit Basis increased, a higher Foundation Amount is required.

EXAMPLE 6 (ADVERSE MARKET): At the end of the third Contract Year, the Contract Value in the Foundation Account has fallen from $47,591.50 to $40,000, as a result of market performance, and the Contract Value in the Subaccounts that comprise the Create Your Own Model has fallen from $74,850 to $65,000, as a result of market performance. (These values assume that the requirement to reset the Foundation Account at Step-up was waived.) We deduct Income Later rider charges at the end of the third Contract Year of $1,130.30 ($118,978.75 Lifetime Benefit Basis x 0.95%) from the Contract Value that is not allocated to the Foundation Account. The Foundation Account now contains $40,000 (no adjustment) but the Contract Value in the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Period) has been reduced to $63,869.70 ($65,000 - $1,130.30) for a total Contract Value of $103,869.70. Because the Contract Value is less than the Simple Interest Benefit Basis of $122,500 ($115,000 + ($100,000 x 7.5%)) no Step-Up occurs, and the allocation to the Foundation Account does not change. The Simple Interest Benefit is applied, increasing the Lifetime Benefit Basis to the Simple Interest Benefit Basis of $122,500.

EXAMPLE 7 (WITHDRAWALS): The Owner is 65 and ready to start Lifetime Withdrawals under the Income later Guaranteed Lifetime Withdrawal Benefit rider. The Lifetime Benefit Basis is now $137,500, the total Contract Value is $133,500. The Contract Value in the Foundation Account is $55,092.88 and the remaining Contract Value in the Subaccounts that comprise the Create Your Own Model is $78,407.12. The Owner takes a Lifetime Withdrawal of $6,187.50 ($137,500 x 4.5%). $6,187.50 is deducted proportionately first from the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Account). Thus, after the withdrawal, the Contract Value in the Foundation Account value will equal $55,092.88 and the Contract Value in the Subaccounts that comprise the Create Your Own Model (and any DCA Fixed Account) will equal $72,219.62 ($78,407.12 - $6,187.50) for a total Contract Value of $127,312.50.
The Lifetime Benefit Basis will remain $137,500.

                                INCOME NOW OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

   o  The Lifetime Benefit Basis is $100,000.
   o The GALWA is $5,100 if a withdrawal is taken immediately (5.10% rate for withdrawals beginning at attained age 65 * $100,000).
   o  The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
   o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
   o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.
   o There are no additional purchase payments during the window period, except where explicitly stated.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

   o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
   o  The GALWA is $7,650, which is 5.10% of the new Lifetime Benefit Basis.
   o The Minimum Guaranteed Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,100 = $100,000 * 5.10%) before the first Contract Anniversary.

   o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,100 GALWA.
   o The GALWA is $5,100; this does not change because the withdrawal does not exceed the $5,100 GALWA.
   o Because the withdrawal is less than or equal to the GALWA, the adjustment to the death benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $94,900, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,100.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $109,000. Under the Simple Interest Benefit, it was increased by 3% of the initial Lifetime Benefit Basis ($3,000) on each of the first three Contract Anniversaries; for a total increase of $9,000 - assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
   o The GALWA at this time, prior to the $50,000 withdrawal, is $5,886 (5.40% rate for age 68 times the $109,000 Lifetime Benefit Basis).
   o The new Lifetime Benefit Basis is $64,886, because the $50,000 withdrawal exceeds the $5,886 GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
        1.  The amount of the excess withdrawal: $44,114
              o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $5,886 ($50,000 - $5,886 = $44,114).
        2. A proportional adjustment of $33,365.43 for the amount of the excess withdrawal calculated as follows:
              o  The excess withdrawal amount of $44,114,
              o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $5,886 = $144,114) and
              o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $109,000.
              o  For an adjustment of $44,114 / $144,114 * $109,000 =
                 $33,365.43.
   o The larger of these adjustments is $44,114, so the new Lifetime Benefit Basis is $64,886 ($109,000 - $44,114 = $64,886).
   o The GALWA is $3,503.84 after the withdrawal, which is 5.40% (the rate for age 68) of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows
        1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.

        2. There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 - $5,886 = $44,114).
              o  $44,114 / $150,000 * $100,000 - $44,114 = -$14,704.67.
   o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,704.67) = $64,704.67.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

   o  The Lifetime Benefit Basis is $109,000. Under the Simple Interest
      Benefit, it was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries, for a total increase of $9,000.
   o The GALWA at this time (before the $50,000 withdrawal) is $5,886 (5.4% rate for age 68 times the $109,000 Lifetime Benefit Basis.
   o The Lifetime Benefit Basis is adjusted to $44,121.22 because the withdrawal exceeds the $5,886 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
        1.  The amount of the excess withdrawal: $44,114.
              o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $5,886 ($50,000 - $5,886 = $44,114).
        2. A proportional adjustment of $64,878.78 for the amount of the excess withdrawal calculated as follows:
              o  The excess withdrawal amount of $44,114.
              o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($80,000 - $5,886 = $74,114).
              o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $109,000.
              o  For an adjustment of $44,114 / $74,114 * $109,000 = $64,878.78.
   o  The larger of these adjustments is $64,878.78, so the new Lifetime
      Benefit Basis is $44,121.22 ($109,000 - $64,878.78 = $44,121.22).
   o  The GALWA is $2,382.55, which is 5.4% of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
        1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
        2. There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 - $5,886 = $44,114).
              o  $44,114 / $80,000 * $100,000 - $44,114 = $11,028.50.
   o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $11,028.50 = $38,971.50.

EXAMPLE 5 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $125,000.

   o The existing Lifetime Benefit Basis is $109,000. Under the Simple Interest Benefit, it was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries
   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $125,000.
   o The GALWA after the step up is $6,750 (5.40% rate for age 68 times the $125,000 stepped-up Lifetime Benefit Basis).
         NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
   o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

   o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
   o The GALWA after the step up is $5,940 (5.40% rate for age 68 - Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).
         NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
   o The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

EXAMPLE 7 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

   o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
   o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
   o The GALWA remains at $5,100 (5.10% rate for age 65 - the time of the first withdrawal.
   o  Because no step up occurs, the withdrawal percentage does not change.
   o The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

EXAMPLE 8 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $425 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
   o The GALWA at this time, prior to the $10,000 withdrawal, is $5,100. There has been a total of $4,250 withdrawn to this point this year (10 withdrawals of $425). The remaining lifetime withdrawal for the Contract Year is $850 ($5,100 - $4,250 = $850).
   o The excess withdrawal amount is $9,150 which is the $10,000 withdrawal amount less the $850 of lifetime withdrawal remaining for the year.
   o The new Lifetime Benefit Basis is $90,850 because the $10,000 withdrawal exceeds the $850 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
        1.  The amount of the excess withdrawal: $9,150.
              o The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $850 ($10,000 - $850 =
                 $9,150).
        2. A proportional adjustment of $8,785.41 for the amount of the excess withdrawal calculated as follows:
              o  The excess withdrawal amount of $9,150.
              o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $850 = $104,150).
              o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
              o  For an adjustment of $9,150 / $104,150 * $100,000 = $8,785.41.
   o The larger of these adjustments is $9,150, so the new Lifetime Benefit Basis is $90,850 ($100,000 - $9,150 = $90,850).
   o The GALWA is $4,633.35 after the withdrawal, which is 5.10% (the rate for age 65) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
   o The Minimum Guaranteed Death Benefit before the withdrawal is $95,750. The initial $100,000 has been reduced a total of $4,250 for the 10 prior withdrawals.
   o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
        1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
        2. There will be an additional adjustment for the excess withdrawal amount of $9,150 ($10,000 - $850 = $9,150).
              o  $9,150 / $105,000 * $95,750 - $9,150 = -$806.07.
   o  The new Minimum Guaranteed Death Benefit after all adjustments is $95,750
      - $10,000 - (-$806.07) = $86,556.07.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 8, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis before the withdrawal is $90,850 as adjusted for the previous excess withdrawal.
   o The GALWA at this time, prior to this withdrawal, is $4,633.35. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
   o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
   o The new Lifetime Benefit Basis is $62,459.37 because the $25,000 is an excess withdrawal, Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
        1.  The amount of the excess withdrawal: $25,000.
        2. A proportional adjustment of $28,390.63 for the amount of the excess withdrawal calculated as follows:
              o  The excess withdrawal amount of $25,000.

              o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
              o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,850.
              o  For an adjustment of $25,000 / $80,000 * $90,850 = $28,390.63.
   o The larger of these adjustments is $28,390.63, so the new Lifetime Benefit Basis is $62,459.37 ($90,850 - $28,390.63 = $62,459.37).
   o The GALWA is $3,185.43, which is 5.10% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
   o The Minimum Guaranteed Death Benefit before the withdrawal is $86,556.07, as adjusted for the previous withdrawals.
   o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
        1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
        2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
            o  $25,000 / $80,000 * $86,556.07 - $25,000 = $2,048.77.
   o The new Minimum Guaranteed Death Benefit after all adjustments is $86,556.07 - $25,000 - $2,048.77 = $59,507.30.

                               INCOME LATER OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68.

This means:

   o  The Lifetime Benefit Basis is $100,000.
   o The GALWA is $4,500 if a withdrawal is taken immediately (4.50% rate for withdrawals beginning at attained age 68 x $100,000).
   o  The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
   o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
   o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

   o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
   o  The GALWA is $6,750, which is 4.50% of the new Lifetime Benefit Basis.
   o The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,500 = $100,000 * 4.50%) before the first Contract Anniversary.

   o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $4,500 GALWA.
   o The GALWA is $4,500; this does not change because the withdrawal does not exceed the $4,500 GALWA.
   o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.

EXAMPLE 3 (A ONE-TIME NON-LIFETIME WITHDRAWAL THEN BEGIN LIFETIME WITHDRAWALS AT A LATER DATE): Starting with the Base Assumptions, the Owner withdraws the $4,500 before the first Contract Anniversary. No additional withdrawals are made until the Owner begins taking lifetime withdrawals after the fifth Contract Anniversary but before the sixth.

   o Because the $4,500 withdrawal in the first year does not exceed the $4,500, GALWA it is not an excess withdrawal, and;
        o  The Lifetime Benefit Basis remains $100,000.
        o  The GALWA remains $4,500.
        o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.
   o On the fifth anniversary the Lifetime Benefit Basis is $130,000. Because there was a Non-lifetime Withdrawal in the first Contract Year, the Benefit Basis does not increase because of the Simple Interest Benefit. Additionally, because the Owner has not taken any additional withdrawals since the initial withdrawal, the Simple Interest Benefit commences with the second Rider Anniversary and the Lifetime Benefit Basis is increased by 7.5% of the initial Lifetime Benefit Basis for each of the rider anniversaries until the first lifetime withdrawal. In this case, four anniversaries ($7,500 * 4 = $30,000) - Assuming that no prior step ups have occurred to increase the Lifetime Benefit Basis.

   o The GALWA is $6,500 which is 5.00% (the rate for age 73) multiplied by the new Lifetime Benefit Basis of $130,000.
   o  The Owner takes a lifetime withdrawal of $6,500.
   o Because the $6,500 withdrawal does not exceed the GALWA, it is not an excess withdrawal, and;
        o   The Lifetime Benefit Basis remains $130,000.
        o   The GALWA remains $6,500.
        o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $89,000, which is the prior Minimum Guaranteed Death Benefit of $95,500 less the withdrawal of $6,500.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $122,500. Under the Simple Interest Benefit, it was increased by 7.5% of the initial Lifetime Benefit Basis ($7,500) on each of the first three Contract Anniversaries; for a total increase of $22,500 - assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
   o The GALWA at this time, prior to the $50,000 withdrawal, is $6,125 (5.00% rate for age 71 times the $122,500 Lifetime Benefit Basis).
   o The Lifetime Benefit Basis is adjusted to $77,050 because the $50,000 withdrawal exceeds the $6,125 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
        1.  The amount of the excess withdrawal: $43,875.
              o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,125 ($50,000 - $6,125 = $43,875).
        2. A proportional adjustment of $37,356.65 for the amount of the excess withdrawal calculated as follows:
              o  The excess withdrawal amount of $43,875.
              o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $6,125 = $143,875).
              o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $122,500.
              o  For an adjustment of $43,875 / $143,875 * $122,500 =
                 $37,356.65.
   o The larger of these adjustments is $43,875, so the new Lifetime Benefit Basis is $78,625 ($122,500 - $43,875 = $78,625).
   o The GALWA is $3,931.25 after the withdrawal, which is 5.00% (the rate for age 71) of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
        1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
        2. There will be an additional adjustment for the excess withdrawal amount of $43,875 ($50,000 - $6,125 = $43,875).
              o  $43,875 / $150,000 * $100,000 - $43,875 = -$14,625.
   o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,625) = $64,625.

EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

   o  The Lifetime Benefit Basis is $122,500. Under the Simple Interest
      Benefit, it was increased by 7.5% of the initial basis ($7,500) on each of the first three Contract Anniversaries, for a total increase of $22,500.
   o The GALWA at this time (before the $50,000 withdrawal) is $6,125 (5.00% rate for age 71 times the $122,500 Lifetime Benefit Basis.
   o The Lifetime Benefit Basis is adjusted to $49,746.19 because the withdrawal exceeds the $6,125 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
        1.  The amount of the excess withdrawal: $43,875.
              o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,125 ($50,000 - $6,125 = $43,875).
        2. A proportional adjustment of $72,753.81 for the amount of the excess withdrawal calculated as follows:
              o  The excess withdrawal amount of $43,875.
              o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($80,000 - $6,125 = $73,875).
              o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $122,500.
              o  For an adjustment of $43,875 / $73,875 * $122,500 = $72,753.81.
   o  The larger of these adjustments is $72,753.81, so the new Lifetime
      Benefit Basis is $49,746.19 ($122,500 - $72,753.81 = $49,746.19).

   o  The GALWA is $2,487.31, which is 5.00% of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
        1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
        2. There will be an additional adjustment for the excess withdrawal amount of $43,875 ($50,000 - $6,125 = $43,875).
              o  $43,875 / $80,000 * $100,000 - $43,875 = $10,968.75.
   o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $10,968.75 = $39,031.25.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $145,000.

   o The existing Lifetime Benefit Basis is $122,500. Under the Simple Interest Benefit, it was increased by 7.5% of the initial basis ($7,500) on each of the first three Contract Anniversaries.
   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $145,000.
   o The GALWA after the step up is $7,250 (5.00% rate for age 71 times the $145,000 stepped-up Lifetime Benefit Basis).
         NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
   o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

   o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
   o The GALWA after the step up is $4,950 (4.50% rate for age 68 - the withdrawal percentage is locked in based on the age at the time of the first lifetime withdrawal).
         NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
   o The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

EXAMPLE 8 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

   o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
   o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
   o The GALWA remains at $4,500 (4.50% rate for age 68 - the time of the first withdrawal).
   o  Because no step up occurs, the GALWA does not change.
   o The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdrawals of $375.00 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
   o The GALWA at this time, prior to the $10,000 withdrawal, is $4,500. There has been a total of $3,750 withdrawn to this point this year (10 withdrawals of $375). The remaining lifetime withdrawal for the Contract Year is $750 ($4,500 - $3,750 = $750).
   o The excess withdrawal amount is $9,250 which is the $10,000 withdrawal amount less the $750 of lifetime withdrawal remaining for the year.
   o The new Lifetime Benefit Basis is $90,750 because the $10,000 withdrawal exceeds the $750.00 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
        1. The amount of the excess withdrawal: $9,250
              o The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $750 ($10,000 - $750 =
                 $9,250)

        2. A proportional adjustment of $8,872.90 for the amount of the excess withdrawal calculated as follows:
              o  The excess withdrawal amount of $9,250.
              o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $750 = $104,250).
              o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
              o  For an adjustment of $9,250 / $104,250 * $100,000 = $8,872.90.
   o The larger of these adjustments is $9,250, so the new Lifetime Benefit Basis is $90,750 ($100,000 - $9,250 = $90,750).
   o The GALWA is $4,083.75 after the withdrawal, which is 4.50% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
   o The Minimum Guaranteed Death Benefit before the withdrawal is $96,250. The initial $100,000 has been reduced a total of $3,750 for the 10 prior withdrawals.
   o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
        1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
        2. There will be an additional adjustment for the excess withdrawal amount of $9,250.00 ($10,000 - $750 = $9,250).
              o  $9,250 / $105,000 * $96,250 - $9,250 = -$770.83
   o The new Minimum Guaranteed Death Benefit after all adjustments $96,250 - $10,000 - (-$770.83) = $87,020.83.

EXAMPLE 10 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 9, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis before the withdrawal is $90,750 as adjusted for the previous excess withdrawal.
   o The GALWA at this time, prior to this withdrawal, is $4,083.75. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
   o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
   o The new Lifetime Benefit Basis is $62,390.62 because the $25,000 is an excess withdrawal, the Lifetime Benefit Basis adjusted by the greater of
      (1) or (2) below:
        1.  The amount of the excess withdrawal: $25,000
        2. A proportional adjustment of $28,359.38 for the amount of the excess withdrawal calculated as follows:
              o  The excess withdrawal amount of $25,000.
              o Divided by the contract value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
              o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,750.
              o  For an adjustment of $25,000 / $80,000 * $90,750 = $28,359.38.
   o  The larger of these adjustments is $28,359.38, so the new Lifetime
      Benefit Basis is $62,390.62 ($90,750 - $28,359.38 = $62,390.62).
   o The GALWA is $2,807.58, which is 4.50% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
   o The Minimum Guaranteed Death Benefit before the withdrawal is $87,020.83, as adjusted for the previous withdrawals.
   o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows:
        1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
        2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
              o  $25,000 / $80,000 * $87,020.83 - $25,000 = $2,194.01.
   o  The new Minimum Guaranteed Death Benefit after all adjustments $87,020.83
      - $25,000 - $2,194.01 = $59,826.82.

 CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT)
  TO AN INCOME PROTECTOR (GUARANTEED LIFETIME WITHDRAWAL BENEFIT) - INCOME NOW
                                     OPTION

EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 and the Guaranteed Minimum Accumulation Benefit Basis is $100,000 at the time of the conversion. Upon conversion:

   o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
   o The GALWA is $6,375 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

   o The Lifetime Benefit Basis is $143,750 (under the Simple Interest Benefit, it was increased by $3,750 - 3% of $125,000 each year).
   o The GALWA is $8,050 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
   o The Owner may take withdrawals of up to $8,050 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Now examples for illustrations of the effect of a step up on the GALWA.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

   o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
   o The GALWA is $5,100 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

   o The Lifetime Benefit Basis is $115,000 (under the Simple Interest Benefit, it was increased by $3,000 - 3% of $100,000 each rider year).
   o The GALWA is $6,440 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
   o The Owner may take withdrawals of up to $6,440 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Now examples for illustrations of the effect of a step up on the GALWA.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A contract owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:

   o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
   o The GALWA is $3,825 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $80,000 at the time of the first withdrawal, and no step ups have occurred:

   o The Lifetime Benefit Basis is $86,250 (under the Simple Interest Benefit, it was increased by $2,250 - 3% of $75,000 each year).
   o The GALWA is $4,830 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
   o The Owner may take withdrawals of up to $4,830 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Now examples for illustrations of the effect of a step up on the GALWA.

 CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT) TO AN INCOME PROTECTOR (GUARANTEED LIFETIME WITHDRAWAL BENEFIT) - INCOME LATER
                                     OPTION

EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

   o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the contract value).
   o The GALWA is $5,625 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

   o The Lifetime Benefit Basis is $171,875 (under the Simple Interest Benefit, it was increased by $9,375 - 7.5% of $125,000 each year).
   o The GALWA is $8,593.75 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
   o The Owner may take withdrawals of up to $8,893.75 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Later examples for illustrations of the effect of a step up on the GALWA.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GMAB BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

   o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
   o The GALWA is $4,500 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

   o The Lifetime Benefit Basis is $137,500 (under the Simple Interest Benefit, it was increased by $7,500 - 7.5% of $100,000 each year).
   o The GALWA is $6,875 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
   o The Owner may take withdrawals of up to $6,875 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Later examples for illustrations of the effect of a step up on the GALWA.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:

   o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
   o The GALWA is $3,375 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $90,000 at the time of the first withdrawal, and no step ups have occurred:

   o The Lifetime Benefit Basis is $103,125 (under the Simple Interest Benefit, it was increased by $5,625 - 7.5% of $75,000 each year).
   o The GALWA is $5,156.25 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
   o The Owner may take withdrawals of up to $5,156.25 per year under the Guaranteed Lifetime Withdrawal Benefit. Please see the Income Later examples for illustrations of the effect of a step up on the GALWA.

                                   APPENDIX D
           EXAMPLES OF GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS
                    GENERALLY ISSUED ON AND AFTER MAY 1, 2010
================================================================================

                             10-YEAR BENEFIT PERIOD

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charges apply. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount received.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o  The adjustment to the Benefit Basis is $50,000 which is the greater of:
   o  The withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
        1.  partial withdrawal amount: $50,000;
        2.  Contract Value immediately prior to the withdrawal: $150,000;
        3.  the Benefit Basis immediately prior to the withdrawal: $100,000.
   o So, the proportion of the Benefit Basis withdrawn: ($50,000 / $150,000) * $100,000 = $33,333.33.
   o Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o  The adjustment to the Benefit Basis is $62,500 which is the greater of:
   o  The prior Benefit Basis less the withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
        1.  partial withdrawal amount: $50,000;
        2.  Contract Value immediately prior to the withdrawal: $80,000;
        3.  the Benefit Basis immediately prior to the withdrawal: $100,000.
   o So, the proportion of the Benefit Basis withdrawn: ($50,000 / $80,000) * $100,000 = $62,500.
   o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th Rider Anniversary the Contract Value is $135,000.

   o  The existing Benefit Basis is $100,000.
   o The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.
   o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step up date).

   NOTE: If the Owner chooses to step up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step up.

   NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 5 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o  The existing Benefit Basis is $100,000.
   o We will add $25,000 to the Contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
   o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS NOT TO RENEW THE BENEFIT
- 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o  The existing Benefit Basis is $100,000.
   o Since the Contract Value is greater than the Benefit Basis, the benefit expires without value.
   o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 10-YEAR PERIOD - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o  The existing Benefit Basis is $100,000.
   o  The rider will renew for an additional 10-year Benefit Period.
   o The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 20th Contract Anniversary (10 years from the renewal date).

   NOTE: If the Owner chooses to renew the Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the renewal.

   NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX E
            EXAMPLES OF GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS
      GENERALLY ISSUED ON AND AFTER OCTOBER 19, 2009 BUT BEFORE MAY 1, 2010
================================================================================

Guaranteed Lifetime Withdrawal Benefit riders issued after October 19, 2009 but before May 1, 2010 have the same features described in the Guaranteed Lifetime Withdrawal Benefit rider, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as riders that may be issued on or after May 1, 2010 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed before May 1, 2010.

Current Charges. We currently charge 1.05% for the Guaranteed Lifetime Withdrawal Benefit.

Covered Person. References are to the Annuitant and not the Covered Person.

Amount of your GALWA. The annual lifetime benefit percentages for Annuitants under the Income Later rider is a follows:

---------------------------------------------------------------------------
                          Attained Age of Annuitant
---------------------------------------------------------------------------
Age             55-60      61-64      65-69      70-74      75-79      80+
---------------------------------------------------------------------------
Percentage       3.75       4.25       4.50       5.00       5.25      5.50
---------------------------------------------------------------------------

---------------------------------------------------------------------------
           Joint Annuitants - Attained Age of Younger Annuitant(1)
---------------------------------------------------------------------------
Age             55-60      61-64      65-69      70-74      75-79      80+
---------------------------------------------------------------------------
Percentage       3.25       3.75        4.00      4.50       4.75      5.00
---------------------------------------------------------------------------

(1)If only one Annuitant is living at the time of your first withdrawal, the single annuitant rates will apply.

Simple Interest Benefit. Under the Income Later rider, the current Simple Interest Benefit Increase is 7.0% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase).

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the following Benefit Allocation Plans are available if the Contract Owner wishes to change allocation options.

-----------------------------------------------------------------------------------------
          Model                    Mix                Subaccounts(1)
-----------------------------------------------------------------------------------------
Conservative/Moderate Blend        67%      Ultra Series Conservative Allocation
                                   33%      Ultra Series Moderate Allocation
-----------------------------------------------------------------------------------------
Conservative I-Model               40%      Ultra Series Bond
                                   10%      Ultra Series High Income
                                   18%      Ultra Series Large Cap Value
                                   12%      Ultra Series Large Cap Growth
                                    8%      Ultra Series Mid Cap
                                    3%      Ultra Series Small Cap
                                    9%      Ultra Series International Stock
-----------------------------------------------------------------------------------------
Conservative/Moderate I-Model      32%      Ultra Series Bond
                                    8%      Ultra Series High Income
                                   17%      Ultra Series Large Cap Value
                                   14%      Ultra Series Large Cap Growth
                                   12%      Ultra Series Mid Cap
                                    4%      Ultra Series Small Cap
                                   13%      Ultra Series International Stock
-----------------------------------------------------------------------------------------
Moderate I-Model                   24%      Ultra Series Bond
                                    6%      Ultra Series High Income
                                   16%      Ultra Series Large Cap Value
                                   16%      Ultra Series Large Cap Growth
                                   15%      Ultra Series Mid Cap
                                    5%      Ultra Series Small Cap
                                   18%      Ultra Series International Stock
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
          Model                    Mix               Subaccounts(1)
-----------------------------------------------------------------------------------------
Moderate/Aggressive I-Model        16%      Ultra Series Bond
                                    4%      Ultra Series High Income
                                   15%      Ultra Series Large Cap Value
                                   17%      Ultra Series Large Cap Growth
                                   18%      Ultra Series Mid Cap
                                   10%      Ultra Series Small Cap
                                   30%      Ultra Series International Stock
-----------------------------------------------------------------------------------------
Aggressive I-Model                  8%      Ultra Series Bond
                                    2%      Ultra Series High Income
                                   14%      Ultra Series Large Cap Value
                                   18%      Ultra Series Large Cap Growth
                                   18%      Ultra Series Mid Cap
                                    6%      Ultra Series Small Cap
                                    4%      Ultra Series Small Cap Growth
                                   10%      Ultra Series Global Securities
                                   20%      Ultra Series International Stock
-----------------------------------------------------------------------------------------
Conservative R-Model                5%      Franklin Income Securities
                                   10%      PIMCO VIT Global Bond
                                   10%      Franklin High Income Securities
                                   25%      PIMCO VIT Total Return
                                   13%      Oppenheimer Main Street
                                   16%      Invesco Van Kampen V.I. Growth and Income
                                    4%      Invesco Van Kampen V.I. Mid Cap Growth
                                    3%      Oppenheimer Main Street Small- & Mid-Cap
                                    3%      Franklin Mutual Global Discovery Securities
                                    6%      Oppenheimer International Growth
                                    2%      Invesco V.I. Global Real Estate
                                    3%      PIMCO VIT CommodityRealReturn(R) Strategy
-----------------------------------------------------------------------------------------
Conservative/Moderate R-Model       5%      Franklin Income Securities
                                    8%      PIMCO VIT Global Bond
                                    8%      Franklin High Income Securities
                                   19%      PIMCO VIT Total Return
                                   15%      Oppenheimer Main Street
                                   15%      Invesco Van Kampen V.I. Growth and Income
                                    6%      Invesco Van Kampen V.I. Mid Cap Growth
                                    5%      Oppenheimer Main Street Small- & Mid-Cap
                                    4%      Franklin Mutual Global Discovery Securities
                                    9%      Oppenheimer International Growth
                                    2%      Invesco V.I. Global Real Estate
                                    4%       PIMCO VIT CommodityRealReturn(R) Strategy
-----------------------------------------------------------------------------------------
Moderate R-Model                    5%      Franklin Income Securities
                                    6%      PIMCO VIT Global Bond
                                    6%      Franklin High Income Securities
                                   13%      PIMCO VIT Total Return
                                   17%      Oppenheimer Main Street
                                   14%      Invesco Van Kampen V.I. Growth and Income
                                    8%      Invesco Van Kampen V.I. Mid Cap Growth
                                    6%      Oppenheimer Main Street Small- & Mid-Cap
                                    7%      Franklin Mutual Global Discovery Securities
                                   11%      Oppenheimer International Growth
                                    3%      Invesco V.I. Global Real Estate
                                    4%      PIMCO VIT CommodityRealReturn(R) Strategy
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
          Model                    Mix                Subaccounts(1)
-------------------------------------------------------------------------------------------------
Moderate/Aggressive R-Model         5%      PIMCO VIT Global Bond
                                    4%      Franklin High Income Securities
                                   11%      PIMCO VIT Total Return Portfolio
                                   18%      Oppenheimer Main Street
                                   12%      Invesco Van Kampen V.I. Growth and Income
                                   10%      Invesco Van Kampen V.I. Mid Cap Growth
                                    8%      Oppenheimer Main Street Small- & Mid-Cap
                                    8%      Franklin Mutual Global Discovery Securities
                                   16%      Oppenheimer International Growth
                                    4%      Invesco V.I. Global Real Estate
                                    4%      PIMCO VIT CommodityRealReturn(R) Strategy
-------------------------------------------------------------------------------------------------
Aggressive R-Model                  5%      PIMCO VIT Global Bond
                                    2%      Franklin High Income Securities
                                    3%      PIMCO VIT Total Return
                                   20%      Oppenheimer Main Street
                                   12%      Invesco Van Kampen V.I. Growth and Income Portfolio
                                   10%      Invesco Van Kampen V.I. Mid Cap Growth Portfolio
                                   10%      Oppenheimer Main Street Small- & Mid-Cap
                                   10%      Franklin Mutual Global Discovery Securities
                                   20%      Oppenheimer International Growth
                                    4%      Invesco V.I. Global Real Estate
                                    4%      PIMCO VIT CommodityRealReturn(R) Strategy
-------------------------------------------------------------------------------------------------
Conservative C-Model               25%      Ultra Series Bond
                                   10%      Franklin High Income Securities
                                   10%      PIMCO VIT Global Bond
                                    5%      PIMCO VIT Total Return
                                   16%      Invesco Van Kampen V.I. Growth and Income
                                   10%      Ultra Series Large Cap Growth
                                    8%      Ultra Series Mid Cap
                                    2%      Oppenheimer Main Street Small- & Mid-Cap
                                    7%      Ultra Series International Stock
                                    2%      Oppenheimer International Growth
                                    2%      Invesco V.I. Global Real Estate
                                    3%      PIMCO VIT CommodityRealReturn(R) Strategy
-------------------------------------------------------------------------------------------------
Conservative/Moderate C-Model      20%      Ultra Series Bond
                                    8%      Franklin High Income Securities
                                    8%      PIMCO VIT Global Bond
                                    4%      PIMCO VIT Total Return
                                   16%      Invesco Van Kampen V.I. Growth and Income
                                   12%      Ultra Series Large Cap Growth
                                   10%      Ultra Series Mid Cap
                                    3%      Oppenheimer Main Street Small- & Mid-Cap
                                    8%      Ultra Series International Stock
                                    5%      Oppenheimer International Growth
                                    2%      Invesco V.I. Global Real Estate
                                    4%      PIMCO VIT CommodityRealReturn(R) Strategy
-------------------------------------------------------------------------------------------------
Moderate C-Model                   15%      Ultra Series Bond
                                    6%      Franklin High Income Securities
                                    6%      PIMCO VIT Global Bond
                                    3%      PIMCO VIT Total Return
                                   16%      Invesco Van Kampen V.I. Growth and Income
                                   14%      Ultra Series Large Cap Growth
                                   11%      Ultra Series Mid Cap
                                    4%      Oppenheimer Main Street Small- & Mid-Cap
                                   10%      Ultra Series International Stock
                                    8%      Oppenheimer International Growth
                                    3%      Invesco V.I. Global Real Estate
                                    4%      PIMCO VIT CommodityRealReturn(R) Strategy
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
          Model                    Mix                Subaccounts(1)
-------------------------------------------------------------------------------------------------
Moderate/Aggressive C-Model         8%      Ultra Series Bond
                                    4%      Franklin High Income Securities
                                    5%      PIMCO VIT Global Bond
                                    3%      PIMCO VIT Total Return
                                   13%      Invesco Van Kampen V.I. Growth and Income
                                   17%      Ultra Series Large Cap Growth
                                   11%      Ultra Series Mid Cap
                                    7%      Oppenheimer Main Street Small- & Mid-Cap
                                   14%      Ultra Series International Stock
                                   10%      Oppenheimer International Growth
                                    4%      Invesco V.I. Global Real Estate
                                    4%      PIMCO VIT CommodityRealReturn(R) Strategy
-------------------------------------------------------------------------------------------------
Aggressive C-Model                  3%      Ultra Series Bond
                                    2%      Franklin High Income Securities
                                    5%      PIMCO VIT Global Bond
                                   12%      Invesco Van Kampen V.I. Growth and Income
                                   18%      Ultra Series Large Cap Growth
                                   12%      Ultra Series Mid Cap
                                   10%      Oppenheimer Main Street Small- & Mid-Cap
                                   17%      Ultra Series International Stock
                                   13%      Oppenheimer International Growth
                                    4%      Invesco V.I. Global Real Estate
                                    4%      PIMCO VIT CommodityRealReturn(R) Strategy
-------------------------------------------------------------------------------------------------


(1)For the Ultra Series Fund, the models are composed of either the Class I or the Class II Subaccount depending on which Subaccount is available for your Contract.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Excess Withdrawals under Income Later. If your Non-Lifetime Withdrawal is also an excess withdrawal, your Simple Interest Benefit Basis will be reset to equal the lesser of (a) the Simple Interest Benefit Basis as of the date of the withdrawal, minus the excess withdrawal amount, or (b) the reset Lifetime Benefit Basis. The annual credit to the Simple Interest Benefit Basis, when it resumes, will be equal to the reset Simple Interest Benefit Basis multiplied by the Simple Interest Benefit Increase rate.

Reset Lifetime Benefit Basis. If an excess withdrawal occurs, the Lifetime Benefit Basis will be reset to equal the previous Lifetime Benefit Basis reduced by the greater of:

      a.)    the excess withdrawal amount; or
      b.)    a proportional adjustment amount that is equal to (1) divided by
             (2), with the result multiplied by (3), where:

         (1)= the excess withdrawal amount.
         (2)= the contract value prior to the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.
         (3)= the Lifetime Benefit Basis prior to the withdrawal.

Reset Simple Interest Benefit Basis If an excess withdrawal occurs, the SIBB will be reset to equal to the lesser of:

   a) the SIBB as of the date of withdrawal, minus the excess withdrawal amount; or
   b) the rest of LLB

                                INCOME NOW OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

   o  The Lifetime Benefit Basis is $100,000.
   o The GALWA is $5,100 if a withdrawal is taken immediately (5.10% rate for withdrawals beginning at attained age 65 * $100,000).
   o  The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
   o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.

   o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.
   o There are no additional purchase payments during the window period, except where explicitly stated.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

   o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
   o  The GALWA is $7,650, which is 5.10% of the new Lifetime Benefit Basis.
   o The Minimum Guaranteed Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,100 = $100,000 * 5.10%) before the first Contract Anniversary.

   o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,100 GALWA.
   o The GALWA is $5,100; this does not change because the withdrawal does not exceed the $5,100 GALWA.
   o Because the withdrawal is less than or equal to the GALWA, the adjustment to the death benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $94,900, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,100.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial Lifetime Benefit Basis ($3,000) on each of the first three Contract Anniversaries; for a total increase of $9,000 - assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
   o The GALWA at this time, prior to the $50,000 withdrawal, is $5,886 (5.40% rate for age 68 times the $109,000 Lifetime Benefit Basis).
   o The new Lifetime Benefit Basis is $64,886, because the $50,000 withdrawal exceeds the $5,886 GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
        1.  The amount of the excess withdrawal: $44,114
              o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $5,886 ($50,000 - $5,886 = $44,114).
        2. A proportional adjustment of $33,365.43 for the amount of the excess withdrawal calculated as follows:
              o  The excess withdrawal amount of $44,114,
              o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $5,886 = $144,114) and
              o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $109,000.
              o  For an adjustment of $44,114 / $144,114 * $109,000 =
                 $33,365.43.
   o The larger of these adjustments is $44,114, so the new Lifetime Benefit Basis is $64,886 ($109,000 - $44,114 = $64,886).
   o The GALWA is $3,503.84 after the withdrawal, which is 5.40% (the rate for age 68) of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows
        1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
        2. There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 - $5,886 = $44,114).
              o  $44,114 / $150,000 * $100,000 - $44,114 = -$14,704.67.
   o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,704.67) = $64,704.67.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries, for a total increase of $9,000.
   o The GALWA at this time (before the $50,000 withdrawal) is $5,886 (5.4% rate for age 68 times the $109,000 Lifetime Benefit Basis.
   o The Lifetime Benefit Basis is adjusted to $44,121.22 because the withdrawal exceeds the $5,886 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
        1.  The amount of the excess withdrawal: $44,114.

              o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $5,886 ($50,000 - $5,886 = $44,114).
        2. A proportional adjustment of $64,878.78 for the amount of the excess withdrawal calculated as follows:
              o  The excess withdrawal amount of $44,114.
              o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($80,000 - $5,886 = $74,114).
              o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $109,000.
              o  For an adjustment of $44,114 / $74,114 * $109,000 = $64,878.78.
   o  The larger of these adjustments is $64,878.78, so the new Lifetime
      Benefit Basis is $44,121.22 ($109,000 - $64,878.78 = $44,121.22).
   o  The GALWA is $2,382.55, which is 5.4% of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
        1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
        2. There will be an additional adjustment for the excess withdrawal amount of $44,114 ($50,000 - $5,886 = $44,114).
              o  $44,114 / $80,000 * $100,000 - $44,114 = $11,028.50.
   o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $11,028.50 = $38,971.50.

EXAMPLE 5 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $125,000.

   o The existing Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries
   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $125,000.
   o The GALWA after the step up is $6,750 (5.40% rate for age 68 times the $125,000 stepped-up Lifetime Benefit Basis).
         NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
   o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

   o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
   o The GALWA after the step up is $5,940 (5.40% rate for age 68 - Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).
         NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
   o The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

EXAMPLE 7 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $5,100 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

   o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
   o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
   o The GALWA remains at $5,100 (5.10% rate for age 65 - the time of the first withdrawal.)
   o  Because no step up occurs, the withdrawal percentage does not change.
   o The Minimum Guaranteed Death Benefit would be $84,700, the initial $100,000 reduced for each of the $5,100 withdrawals previously taken.

EXAMPLE 8 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $425 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.

   o The GALWA at this time, prior to the $10,000 withdrawal, is $5,100. There has been a total of $4,250 withdrawn to this point this year (10 withdrawals of $425). The remaining lifetime withdrawal for the Contract Year is $850 ($5,100 - $4,250 = $850).
   o The excess withdrawal amount is $9,150 which is the $10,000 withdrawal amount less the $850 of lifetime withdrawal remaining for the year.
   o The new Lifetime Benefit Basis is $90,850 because the $10,000 withdrawal exceeds the $850 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
        1.  The amount of the excess withdrawal: $9,150.
              o The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $850 ($10,000 - $850 =
                 $9,150).
        2. A proportional adjustment of $8,785.41 for the amount of the excess withdrawal calculated as follows:
              o  The excess withdrawal amount of $9,150.
              o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $850 = $104,150).
              o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
              o  For an adjustment of $9,150 / $104,150 * $100,000 = $8,785.41.
   o The larger of these adjustments is $9,150, so the new Lifetime Benefit Basis is $90,850 ($100,000 - $9,150 = $90,850).
   o The GALWA is $4,633.35 after the withdrawal, which is 5.10% (the rate for age 65) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
   o The Minimum Guaranteed Death Benefit before the withdrawal is $95,750. The initial $100,000 has been reduced a total of $4,250 for the 10 prior withdrawals.
   o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
        1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
        2. There will be an additional adjustment for the excess withdrawal amount of $9,150 ($10,000 - $850 = $9,150).
              o  $9,150 / $105,000 * $95,750 - $9,150 = -$806.07.
   o  The new Minimum Guaranteed Death Benefit after all adjustments is $95,750
      - $10,000 - (-$806.07) = $86,556.07.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 8, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis before the withdrawal is $90,850 as adjusted for the previous excess withdrawal.
   o The GALWA at this time, prior to this withdrawal, is $4,633.35. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
   o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
   o The new Lifetime Benefit Basis is $62,459.37 because the $25,000 is an excess withdrawal, Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
        1.  The amount of the excess withdrawal: $25,000.
        2. A proportional adjustment of $28,390.63 for the amount of the excess withdrawal calculated as follows:
              o  The excess withdrawal amount of $25,000.
              o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
              o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,850.
              o  For an adjustment of $25,000 / $80,000 * $90,850 = $28,390.63.
   o The larger of these adjustments is $28,390.63, so the new Lifetime Benefit Basis is $62,459.37 ($90,850 - $28,390.63 = $62,459.37).
   o The GALWA is $3,185.43, which is 5.10% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
   o The Minimum Guaranteed Death Benefit before the withdrawal is $86,556.07, as adjusted for the previous withdrawals.
   o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
        1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
        2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
            o  $25,000 / $80,000 * $86,556.07 - $25,000 = $2,048.77.
   o The new Minimum Guaranteed Death Benefit after all adjustments is $86,556.07 - $25,000 - $2,048.77 = $59,507.30.

                               INCOME LATER OPTION

  BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the
                     B-Share option and an issue age of 68.

This means:

   o   The Lifetime Benefit Basis is $100,000.
   o The GALWA is $4,500 if a withdrawal is taken immediately (4.50% rate for withdrawals beginning at attained age 68 x $100,000).
   o   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
   o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
   o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

   o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
   o   The GALWA is $6,750, which is 4.50% of the new Lifetime Benefit Basis.
   o The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,500 = $100,000 * 4.50%) before the first Contract Anniversary.

   o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $4,500 GALWA.
   o The GALWA is $4,500; this does not change because the withdrawal does not exceed the $4,500 GALWA.
   o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.

EXAMPLE 3 (A ONE-TIME NON-LIFETIME WITHDRAWAL THEN BEGIN LIFETIME WITHDRAWALS AT A LATER DATE): Starting with the Base Assumptions, the Owner withdraws the $4,500 before the first Contract Anniversary. No additional withdrawals are made until the Owner begins taking lifetime withdrawals after the fifth Contract Anniversary but before the sixth.

   o Because the $4,500 withdrawal in the first year does not exceed the $4,500, GALWA it is not an excess withdrawal, and;
          o   The Lifetime Benefit Basis remains $100,000.
          o   The GALWA remains $4,500.
          o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,500, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $4,500.
   o On the fifth anniversary the Lifetime Benefit Basis is $128,000. Because there was a Non-lifetime Withdrawal in the first Contract Year, the Benefit Basis does not increase because of the Simple Interest Benefit. Additionally, because the Owner has not taken any withdrawals Because the initial withdrawal, the Simple Interest Benefit commences with the second Rider Anniversary and the Lifetime Benefit Basis is increased by 7% of the initial Lifetime Benefit Basis for each of the rider anniversaries until the first lifetime withdrawal. In this case, four anniversaries ($7,000 * 4 = $28,000) - Assuming that no prior step ups have occurred to increase the Lifetime Benefit Basis.
   o The GALWA is $6,400 which is 5.00% (the rate for age 73) multiplied by the new Lifetime Benefit Basis of $128,000.
   o   The Owner takes a lifetime withdrawal of $6,400.
   o Because the $6,400 withdrawal does not exceed the GALWA, it is not an excess withdrawal, and;
          o   The Lifetime Benefit Basis remains $128,000.
          o   The GALWA remains $6,400.
          o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death
              Benefit is $89,100, which is the prior Minimum Guaranteed Death Benefit of $95,500 less the withdrawal of $6,400.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $121,000. It was increased by 7% of the initial Lifetime Benefit Basis ($7,000) on each of the first three Contract Anniversaries; for a total increase of $21,000 - assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
   o The GALWA at this time, prior to the $50,000 withdrawal, is $6,050 (5.00% rate for age 71 times the $121,000 Lifetime Benefit Basis).

   o The Lifetime Benefit Basis is adjusted to $77,050 because the $50,000 withdrawal exceeds the $6,050 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
          1.  The amount of the excess withdrawal: $43,950.
                 o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,050 ($50,000 - $6,050 =
                     $43,950).
          2. A proportional adjustment of $36,943.04 for the amount of the excess withdrawal calculated as follows:
                 o   The excess withdrawal amount of $43,950.
                 o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $6,050 = $143,950).
                 o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $121,000.
                 o   For an adjustment of $43,950 / $143,950 * $121,000 =
                     $36,943.04.
   o The larger of these adjustments is $43,950, so the new Lifetime Benefit Basis is $77,050 ($121,000 - $43,950 = $77,050).
   o The GALWA is $3,852.50 after the withdrawal, which is 5.00% (the rate for age 71) of the new Lifetime Benefit Basis.

   o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
          1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $43,950 ($50,000 - $6,050 = $43,950).
                 o   $43,950 / $150,000 * $100,000 - $43,950 = -$14,650.
   o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,650) = $64,650.

EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $121,000. It was increased by 7% of the initial basis ($7,000) on each of the first three Contract
       Anniversaries, for a total increase of $21,000.
   o The GALWA at this time (before the $50,000 withdrawal) is $6,050 (5.00% rate for age 71 times the $121,000 Lifetime Benefit Basis.
   o The Lifetime Benefit Basis is adjusted to $49,087.22 because the withdrawal exceeds the $6,050 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
          1.  The amount of the excess withdrawal: $43,950.
                 o The excess withdrawal is the total withdrawal amount of $50,000 less the GALWA of $6,050 ($50,000 - $6,050 =
                     $43,950).
          2. A proportional adjustment of $71,912.78 for the amount of the excess withdrawal calculated as follows:
                 o   The excess withdrawal amount of $43,950.
                 o   Divided by the Contract Value prior to the withdrawal
                     reduced by the GALWA ($80,000 - $6,050 = $73,950).
                 o   Multiplied by the Lifetime Benefit Basis prior to the
                     withdrawal of $121,000.
                 o   For an adjustment of $43,950 / $73,950 * $121,000 =
                     $71,912.78.
   o The larger of these adjustments is $71,912.78, so the new Lifetime Benefit Basis is $49,087.22 ($121,000 - $71,912.78 = $49,087.22).
   o   The GALWA is $2,454.36, which is 5.00% of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
          1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $43,950 ($50,000 - $6,050 = $43,950).
                 o   $43,950 / $80,000 * $100,000 - $43,950 = $10,987.50.
   o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $10,987.50 = $39,012.50.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $145,000.

   o The existing Lifetime Benefit Basis is $121,000. It was increased by 7% of the initial basis ($7,000) on each of the first three Contract Anniversaries.
   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $145,000.
   o The GALWA after the step up is $7,250 (5.00% rate for age 71 times the $145,000 stepped-up Lifetime Benefit Basis).
          NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
   o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

   o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
   o The GALWA after the step up is $4,950 (4.50% rate for age 68 - the withdrawal percentage is locked in based on the age at the time of the first lifetime withdrawal).
          NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
   o The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

EXAMPLE 8 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $4,500 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

   o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
   o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
   o The GALWA remains at $4,500 (4.50% rate for age 68 - the time of the first withdrawal).
   o   Because no step up occurs, the GALWA does not change.
   o The Minimum Guaranteed Death Benefit would be $86,500, the initial $100,000 reduced for each of the $4,500 withdrawals previously taken.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdrawals of $375.00 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
   o The GALWA at this time, prior to the $10,000 withdrawal, is $4,500. There has been a total of $3,750 withdrawn to this point this year (10 withdrawals of $375). The remaining lifetime withdrawal for the Contract Year is $750 ($4,500 - $3,750 = $750).
   o The excess withdrawal amount is $9,250 which is the $10,000 withdrawal amount less the $750 of lifetime withdrawal remaining for the year.
   o The new Lifetime Benefit Basis is $90,750 because the $10,000 withdrawal exceeds the $750.00 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
          1.  The amount of the excess withdrawal: $9,250
                 o The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $750 ($10,000 - $750 =
                     $9,250)
          2. A proportional adjustment of $8,872.90 for the amount of the excess withdrawal calculated as follows:
                 o   The excess withdrawal amount of $9,250.
                 o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $750 = $104,250).
                 o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $100,000.
                 o   For an adjustment of $9,250 / $104,250 * $100,000 =
                     $8,872.90.
   o The larger of these adjustments is $9,250, so the new Lifetime Benefit Basis is $90,750 ($100,000 - $9,250 = $90,750).
   o The GALWA is $4,083.75 after the withdrawal, which is 4.50% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
   o The Minimum Guaranteed Death Benefit before the withdrawal is $96,250. The initial $100,000 has been reduced a total of $3,750 for the 10 prior withdrawals.
   o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
          1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $9,250.00 ($10,000 - $750 = $9,250).
                 o   $9,250 / $105,000 * $96,250 - $9,250 = -$770.83
   o The new Minimum Guaranteed Death Benefit after all adjustments $96,250 - $10,000 - (-$770.83) = $87,020.83.

EXAMPLE 10 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 9, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis before the withdrawal is $90,750 as adjusted for the previous excess withdrawal.
   o The GALWA at this time, prior to this withdrawal, is $4,083.75. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
   o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
   o The new Lifetime Benefit Basis is $62,390.62 because the $25,000 is an excess withdrawal, the Lifetime Benefit Basis adjusted by the greater of
       (1) or (2) below:
          1.  The amount of the excess withdrawal: $25,000
          2. A proportional adjustment of $28,359.38 for the amount of the excess withdrawal calculated as follows:
                 o   The excess withdrawal amount of $25,000.
                 o Divided by the contract value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 = $80,000).
                 o Multiplied by the Lifetime Benefit Basis prior to the withdrawal of $90,750.
                 o   For an adjustment of $25,000 / $80,000 * $90,750
                     = $28,359.38.
   o The larger of these adjustments is $28,359.38, so the new Lifetime Benefit Basis is $62,390.62 ($90,750 - $28,359.38 = $62,390.62).
   o   The GALWA is $2,807.58, which is 4.50% of the new Lifetime Benefit
       Basis. This amount will be available after the next Rider Anniversary.
   o The Minimum Guaranteed Death Benefit before the withdrawal is $87,020.83, as adjusted for the previous withdrawals.
   o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows:
          1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                 o   $25,000 / $80,000 * $87,020.83 - $25,000 = $2,194.01.
   o   The new Minimum Guaranteed Death Benefit after all adjustments $87,020.83
       - $25,000 - $2,194.01 = $59,826.82.

 CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT)
  TO AN INCOME PROTECTOR (GUARANTEED LIFETIME WITHDRAWAL BENEFIT) - INCOME NOW
                                     OPTION

EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 and the Guaranteed Minimum Accumulation Benefit Basis is $100,000 at the time of the conversion. Upon conversion:

   o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
   o The GALWA is $6,375 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

   o The Lifetime Benefit Basis is $143,750 (it was increased by $3,750 - 3% of $125,000 each year).
   o The GALWA is $8,050 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
   o The Owner withdraws $8,050, and the GALWA will remain $8,050 unless the Owner steps up the Benefit Basis.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

   o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
   o The GALWA is $5,100 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

   o The Lifetime Benefit Basis is $115,000 (it was increased by $3,000 - 3% of $100,000 each rider year).
   o The GALWA is $6,440 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
   o The Owner withdraws $6,440, and the GALWA will remain $6,440 unless the Owner steps up the Benefit Basis.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A contract owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:

   o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
   o The GALWA is $3,825 (5.10% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $80,000 at the time of the first withdrawal, and no step ups have occurred:

   o The Lifetime Benefit Basis is $86,250 (it was increased by $2,250 - 3% of $75,000 each year).
   o The GALWA is $4,830 (5.60% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
   o The Owner withdraws $4,830, and the GALWA will remain $4,830 unless the Owner steps up the Benefit Basis.

 CONVERSION FROM A PRINCIPAL PROTECTOR (GUARANTEED MINIMUM ACCUMULATION BENEFIT) TO AN INCOME PROTECTOR (GUARANTEED LIFETIME WITHDRAWAL BENEFIT) - INCOME LATER
                                     OPTION

EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

   o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the contract value).
   o The GALWA is $5,625 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

   o The Lifetime Benefit Basis is $168,750 (it was increased by $8,750 - 7% of $125,000 each year).
   o The GALWA is $8,437.50 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
   o The Owner withdraws $8,437.50, and the GALWA will remain $8,437.50 unless the Owner steps up the Benefit Basis.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GMAB BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

   o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
   o The GALWA is $4,500 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

   o The Lifetime Benefit Basis is $135,000 (it was increased by $7,000 - 7% of $100,000 each year).
   o The GALWA is $6,750 (5.00% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
   o The Owner withdraws $6,750, and the GALWA will remain $6,750 unless the Owner steps up the Benefit Basis.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:

   o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
   o The GALWA is $3,375 (4.50% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $90,000 at the time of the first withdrawal, and no step ups have occurred:

   o The Lifetime Benefit Basis is $101,250 (it was increased by $5,250 - 7% of $75,000 each year).
   o The GALWA is $5,062.50 (5.00 % - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
   o The Owner withdraws $5,062.50, and the GALWA will remain $5,062.50 unless the Owner steps up the Benefit Basis.

                                   APPENDIX F
                  GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS
        GENERALLY ISSUED AFTER APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009
================================================================================
Guaranteed Lifetime Withdrawal Benefit riders issued after April 30, 2009 but before October 19, 2009 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well riders that may be issued on or after October 19, 2009 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to October 19, 2009.

Amount of your GALWA. The annual lifetime benefit percentages for Annuitants under the Income Now rider is as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                  Attained Age of Annuitant
-----------------------------------------------------------------------------------------------------------------------------
Age            55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    71    72    73
-----------------------------------------------------------------------------------------------------------------------------
Percentage    4.2   4.4   4.6   4.8   5.1   5.2   5.3   5.4   5.5   5.6   5.7   5.8   5.9   6.0   6.1   6.2   6.3   6.4   6.5
-----------------------------------------------------------------------------------------------------------------------------

Age            74    75    76    77    78    79    80    81    82    83    84    85
-----------------------------------------------------------------------------------------------------------------------------
Percentage    6.6   6.7   6.8   6.9   7.0   7.1   7.2   7.3   7.4   7.5   7.6   7.7
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                   Joint Annuitants - Attained Age of Younger Annuitant(1)
-----------------------------------------------------------------------------------------------------------------------------
Age            55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    71    72    73
-----------------------------------------------------------------------------------------------------------------------------
Percentage    3.2   3.4   3.6   3.8   4.1   4.2   4.3   4.4   4.5   4.6   4.7   4.8   4.9   5.0   5.1   5.2   5.3   5.4   5.5
-----------------------------------------------------------------------------------------------------------------------------

Age            74    75    76    77    78    79    80    81    82    83    84    85
-----------------------------------------------------------------------------------------------------------------------------
Percentage    5.6   5.7   5.8   5.9   6.0   6.1   6.2   6.3   6.4   6.5   6.6   6.7
-----------------------------------------------------------------------------------------------------------------------------

(1) If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

The annual lifetime benefit percentages for Annuitants under the Income Later rider is as follows:

--------------------------------------------------------------------------------
                            Attained Age of Annuitant
--------------------------------------------------------------------------------
Age               55-58    59-64    65-69    70-79    80+
--------------------------------------------------------------------------------
Percentage          4       4.5       5       5.5      6
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              Joint Annuitants - Attained Age of Younger Annuitant(1)
--------------------------------------------------------------------------------
Age               55-58    59-64    65-69    70-79    80+
--------------------------------------------------------------------------------
Percentage          3       3.5       4       4.5      5
--------------------------------------------------------------------------------


(1)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

Simple Interest Benefit. Under the Income Later rider, the Simple Interest Benefit increase will equal simple interest of 8% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase).

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Excess Withdrawals under Income Later. If your Non-Lifetime Withdrawal is also an excess withdrawal, your Simple Interest Benefit Basis will be reset to equal the lesser of (a) the Simple Interest Benefit Basis as of the date of the withdrawal, minus the excess withdrawal amount, or (b) the reset Lifetime Benefit Basis. The annual credit to the Simple Interest Benefit Basis, when it resumes, will be equal to the reset Simple Interest Benefit Basis multiplied by the Simple Interest Benefit Increase rate.

Continuation Benefit. There is no continuation benefit.

Reset Lifetime Benefit Basis. If an excess withdrawal occurs, the Lifetime Benefit Basis will be reset to equal the previous Lifetime Benefit Basis reduced by the greater of:

    a) the excess withdrawal amount; or
    b) a proportional adjustment amount that is equal to (1) divided by (2), with the result multiplied by (3), where:
       (4)= the excess withdrawal amount.
       (5)= the contract value prior to the withdrawal minus the remaining GALWA, if any, at the time of withdrawal. The remaining GALWA is the amount available for withdrawal without exceeding the GALWA.

       (6)= the Lifetime Benefit Basis prior to the withdrawal.

Reset Simple Interest Benefit Basis If an excess withdrawal occurs, the SIBB will be reset to equal to the lesser of:

    c) the SIBB as of the date of withdrawal, minus the excess withdrawal amount; or
    d) the reset LBB.
Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.85% of average daily Benefit Basis for the prior Contract Year.

                                *       *       *

EXAMPLES
                                INCOME NOW OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 65.

This means:

    o    The Lifetime Benefit Basis is $100,000.
    o The GALWA is $5,700 if a withdrawal is taken immediately (5.70% rate for withdrawals beginning at attained age 65 * $100,000).
    o    The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o    The GALWA is $8,550, which is 5.70% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,700 =
$100,000 * 5.70%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,700 GALWA.
    o The GALWA is $5,700; this does not change because the withdrawal does not exceed the $5,700 GALWA.
    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the death benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $94,300, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,700.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial Lifetime Benefit Basis ($3,000) on each of the first three Contract Anniversaries; for a total increase of $9,000 - assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
    o The GALWA at this time, prior to the $50,000 withdrawal, is $6,540 (6.00% rate for age 68 times the $109,000 Lifetime Benefit Basis).
    o The new Lifetime Benefit Basis is $65,540, because the $50,000 withdrawal exceeds the $6,540 GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
          1. The amount of the excess withdrawal: $43,460
                 o The excess withdrawal is the total withdrawal amount of
                   $50,000 less the GALWA of $6,540 ($50,000 - $6,540 =
                   $43,460).
          2. A proportional adjustment of $33,020.63 for the amount of the excess withdrawal calculated as follows:
                 o The excess withdrawal amount of $43,460,
                 o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $6,540 = $143,460) and
                 o Multiplied by the Lifetime Benefit Basis prior to the
                   withdrawal of $109,000.

                 o For an adjustment of $43,460 / $143,460 * $109,000 =
                   $33,020.63.
    o The larger of these adjustments is $43,460, so the new Lifetime Benefit Basis is $65,540 ($109,000 - $43,560 = $65,540).
    o The GALWA is $3,932.40 after the withdrawal, which is 6.00% (the rate for age 68) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows
          1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $43,460 ($50,000 - $6,540 = $43,460).
                 o $43,460 / $150,000 * $100,000 - $43,460 = -$14,486.67.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,468.67) = $64,486.67.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries, for a total increase of $9,000.
    o The GALWA at this time (before the $50,000 withdrawal) is $6,540 (6.00% rate for age 68 times the $109,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $44,514.02 because the withdrawal exceeds the $6,540 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
          1. The amount of the excess withdrawal: $43,460.
                 o The excess withdrawal is the total withdrawal amount of
                   $50,000 less the GALWA of $6,540 ($50,000 - $6,540 =
                   $43,460).
          2. A proportional adjustment of $33,020.63 for the amount of the excess withdrawal calculated as follows:
                 o The excess withdrawal amount of $43,460.
                 o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($80,000 - $6,540 =$73,460).
                 o Multiplied by the Lifetime Benefit Basis prior to the
                   withdrawal of $109,000.
                 o For an adjustment of $43,460 / $73,460 * $109,000 =
                   $64,485.98.
    o The larger of these adjustments is $64,485.98, so the new Lifetime Benefit Basis is $44,514.02 ($109,000 - $64,485.98 = $44,514.02).
    o   The GALWA is $2,670.84, which is 6.00% of the new Lifetime Benefit
        Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
          1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $43,460 ($50,000 - $6,540 = $43,460).
                 o $43,460 / $80,000 * $100,000 - $43,460 = $10,865.
    o   New Minimum Guaranteed Death Benefit after all adjustments $100,000
        - $50,000 - $10,865 = $39,135.

EXAMPLE 5 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $125,000.

    o The existing Lifetime Benefit Basis is $109,000. It was increased by 3% of the initial basis ($3,000) on each of the first three Contract Anniversaries
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $125,000.
    o The GALWA after the step up is $7,500 (6.00% rate for age 68 times the $125,000 stepped-up Lifetime Benefit Basis).
            NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $5,700 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $6,600 (6.00% rate for age 68 - Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).
             NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be \ higher.

   o The Minimum Guaranteed Death Benefit would be $82,900, the initial $100,000 reduced for each of the $5,700 withdrawals previously taken.

EXAMPLE 7 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $5,700 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

   o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
   o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
   o The GALWA remains at $5,700 (5.70% rate for age 65 - the time of the first withdrawal.
   o   Because no step up occurs, the withdrawal percentage does not change.
   o The Minimum Guaranteed Death Benefit would be $82,900, the initial $100,000 reduced for each of the $5,700 withdrawals previously taken.

EXAMPLE 8 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $475 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
   o The GALWA at this time, prior to the $10,000 withdrawal, is $5,700. There has been a total of $4,750 withdrawn to this point this year (10 withdrawals of $475). The remaining lifetime withdrawal for the Contract Year is $950 ($5,700 - $4,750 = $950).
   o The excess withdrawal amount is $9,050 which is the $10,000 withdrawal amount less the $950 of lifetime withdrawal remaining for the year.
   o The new Lifetime Benefit Basis is $90,950 because the $10,000 withdrawal exceeds the $950 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
          1. The amount of the excess withdrawal: $9,050.
                 o The excess withdrawal is the total withdrawal amount of
                   $10,000 less the remaining GALWA of $950 ($10,000 - $950 =
                   $9,050).
          2. A proportional adjustment of $8,697.74 for the amount of the excess withdrawal calculated as follows:
                 o The excess withdrawal amount of $9,050.
                 o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $950 = $104,050).
                 o Multiplied by the Lifetime Benefit Basis prior to the
                   withdrawal of $100,000.
                 o For an adjustment of $9,050 / $104,050 * $100,000 =
                   $8,697.74.
   o The larger of these adjustments is $9,050, so the new Lifetime Benefit Basis is $90,950 ($100,000 - $9,050 = $90,950).
   o The GALWA is $5,184.15 after the withdrawal, which is 5.70% (the rate for age 65) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
   o The Minimum Guaranteed Death Benefit before the withdrawal is $95,250. The initial $100,000 has been reduced a total of $4,750 for the 10 prior withdrawals.
   o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
          1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $9,050 ($10,000 - $950 = $9,050).
                 o $9,050 / $105,000 * $95,250 - $9,050 = -$840.36.
   o   The new Minimum Guaranteed Death Benefit after all adjustments is $95,250
       - $10,000 - (-$840.36) = $86,090.36.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 8, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis before the withdrawal is $90,950 as adjusted for the previous excess withdrawal.
   o The GALWA at this time, prior to this withdrawal, is $5,184.15. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
   o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
   o The new Lifetime Benefit Basis is $62,528.12 because the $25,000 is an excess withdrawal, Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
          1. The amount of the excess withdrawal: $25,000.
          2. A proportional adjustment of $28,421.88 for the amount of the excess withdrawal calculated as follows:

                 o   The excess withdrawal amount of $25,000.
                 o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($80,000 - $0 =$80,000).
                 o Multiplied by the Lifetime Benefit Basis prior to the
                       withdrawal of $90,950.
                 o For an adjustment of $25,000 / $80,000 * $90,950 =
                       $28,421.88.
    o The larger of these adjustments is $28,421.88, so the new Lifetime Benefit Basis is $62,528.12 ($90,950 - $28,421.88 =$62,528.12).
    o The GALWA is $3,564.10, which is 5.70% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $86,090.36, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                 o $25,000 / $80,000 * $86,090.36 - $25,000 = $1,903.24.
    o The new Minimum Guaranteed Death Benefit after all adjustments is \ $86,090.36 - $25,000 - $1,903.24 = $59,187.12.

                               INCOME LATER OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68.

This means:

    o   The Lifetime Benefit Basis is $100,000.
    o The GALWA is $5,000 if a withdrawal is taken immediately (5.00% rate for withdrawals beginning at attained age 68 * $100,000).
    o   The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
    o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
    o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

    o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment.
    o   The GALWA is $7,500, which is 5.00% of the new Lifetime Benefit Basis.
    o The Minimum Guaranteed Death Benefit is $150,000, which is the prior Minimum Guaranteed Death Benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 * 5.00%) before the first Contract Anniversary.

    o The Lifetime Benefit Basis is $100,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
    o The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
    o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,000, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,000.

EXAMPLE 3 (A ONE-TIME NON-LIFETIME WITHDRAWAL THEN BEGIN LIFETIME WITHDRAWALS AT A LATER DATE): Starting with the Base Assumptions, the Owner withdraws the $5,000 before the first Contract Anniversary. No additional withdrawals are made until the Owner begins taking lifetime withdrawals after the fifth Contract Anniversary but before the sixth.

    o Because the $5,000 withdrawal in the first year does not exceed the $5,000, GALWA it is not an excess withdrawal, and;
            o The Lifetime Benefit Basis remains $100,000.
            o The GALWA remains $5,000.
            o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $95,000, which is the prior Minimum Guaranteed Death Benefit of $100,000 less the withdrawal of $5,000.
    o On the fifth anniversary the Lifetime Benefit Basis is $132,000. Because there was a Non-lifetime Withdrawal in the first Contract Year, the Benefit Basis does not increase because of the Simple Interest Benefit. Additionally, because the Owner has not taken any withdrawals Because the initial withdrawal, the Simple Interest Benefit commences with the second Rider Anniversary and the Lifetime Benefit Basis is increased by 8% of the initial Lifetime Benefit Basis for each of the rider anniversaries until the first lifetime withdrawal. In this case, four anniversaries ($8,000 * 4 = $32,000) - Assuming that no prior step ups have occurred to increase the Lifetime Benefit Basis.
    o The GALWA is $7,260 which is 5.50% (the rate for age 73) multiplied by the new Lifetime Benefit Basis of $132,000.
    o   The Owner takes a lifetime withdrawal of $7,260.
    o Because the $7,260 withdrawal does not exceed the GALWA, it is not an \ excess withdrawal, and;
            o The Lifetime Benefit Basis remains $132,000.
            o The GALWA remains $7,260.
            o Because the withdrawal is less than or equal to the GALWA, the adjustment to the Minimum Guaranteed Death Benefit is equal to the withdrawal amount, so the new Minimum Guaranteed Death Benefit is $87,740, which is the prior Minimum Guaranteed Death Benefit of $95,000 less the withdrawal of $7,260.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $124,000. It was increased by 8% of the initial Lifetime Benefit Basis ($8,000) on each of the first three Contract Anniversaries; for a total increase of $24,000 - assumes that the Lifetime Benefit Basis has not been stepped-up to a higher amount.
    o The GALWA at this time, prior to the $50,000 withdrawal, is $6,820 (5.50% rate for age 71 times the $124,000 Lifetime Benefit Basis).
    o The Lifetime Benefit Basis is adjusted to $80,820 because the $50,000 withdrawal exceeds the $6,820 GALWA. The Lifetime Benefit Basis is adjusted by the greater of (1) or (2) below:
          1. The amount of the excess withdrawal: $43,180.
                 o The excess withdrawal is the total withdrawal amount of
                   $50,000 less the GALWA of $6,820 ($50,000 - $6,820 =
                   $43,180).
          2. A proportional adjustment of $37,395.73 for the amount of the excess withdrawal calculated as follows:
                 o The excess withdrawal amount of $43,180.
                 o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($150,000 - $6,820 =$143,180).
                 o Multiplied by the Lifetime Benefit Basis prior to the
                   withdrawal of $124,000.
                 o For an adjustment of $43,180 / $143,180 * $124,000 =
                   $37,395.73.
    o The larger of these adjustments is $43,180, so the new Lifetime Benefit Basis is $80,820 ($124,000 - $43,180 = $80,820).
    o The GALWA is $4,445.10 after the withdrawal, which is 5.50% (the rate for age 71) of the new Lifetime Benefit Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
           1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
           2. There will be an additional adjustment for the excess withdrawal amount of $43,180 ($50,000 - $6,820 = $43,180).
                 o $43,180 / $150,000 * $100,000 - $43,180 = -$14,393.33.
    o The new Minimum Guaranteed Death Benefit after all adjustments is $100,000 - $50,000 - (-$14,393.33) = $64,393.33.

EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Guaranteed Death Benefit is $100,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is $124,000. It was increased by 8% of the initial basis ($8,000) on each of the first three Contract Anniversaries, for a total increase of $24,000.
    o The GALWA at this time (before the $50,000 withdrawal) is $6,820 (5.50% rate for age 71 times the $124,000 Lifetime Benefit Basis.
    o The Lifetime Benefit Basis is adjusted to $50,833.56 because the withdrawal exceeds the $6,820 GALWA. The Lifetime
        Benefit Basis is adjusted by the greater of (1) or (2) below:
          1. The amount of the excess withdrawal: $43,180.
                 o The excess withdrawal is the total withdrawal amount of
                   $50,000 less the GALWA of $6,820 ($50,000 - $6,820 =
                   $43,180).
          2. A proportional adjustment of $37,395.73 for the amount of the excess withdrawal calculated as follows:
                 o The excess withdrawal amount of $43,180.
                 o Divided by the Contract Value prior to the withdrawal reduced by the GALWA ($80,000 - $6,820 = $73,180).
                 o Multiplied by the Lifetime Benefit Basis prior to the
                   withdrawal of $124,000.
                 o For an adjustment of $43,180 / $73,180 * $124,000 =
                   $73,166.44.

    o The larger of these adjustments is $73,166.44, so the new Lifetime Benefit Basis is $50,833.56 ($124,000 - $73,166.44 = $50,833.56).
    o   The GALWA is $2,795.85, which is 5.50% of the new Lifetime Benefit
        Basis.
    o Because the withdrawal amount exceeds the GALWA, the Minimum Guaranteed Death Benefit will be adjusted as follows:
          1. The Minimum Guaranteed Death Benefit will be reduced by $50,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $43,180 ($50,000 - $6,820 = $43,180).
                 o $43,180 / $80,000 * $100,000 - $43,180 = $10,795.
    o New Minimum Guaranteed Death Benefit after all adjustments $100,000 - $50,000 - $10,795 = $39,205.

EXAMPLE 6 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Contract Value on the third Contract Anniversary is $145,000.

    o The existing Lifetime Benefit Basis is $124,000. It was increased by 8% of the initial basis ($8,000) on each of the first three Contract Anniversaries.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $145,000.
    o The GALWA after the step up is $7,975 (5.50% rate for age 71 times the $145,000 stepped-up Lifetime Benefit Basis).
            NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider,which may be higher.
    o The Minimum Guaranteed Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving the $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $110,000.

    o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
    o The GALWA after the step up is $5,500 (5.00% rate for age 68 - the withdrawal percentage is locked in based on the age at the time of the first lifetime withdrawal).
             NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
    o The Minimum Guaranteed Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

EXAMPLE 8 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving the $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Contract Value on the third Contract Anniversary is $95,000.

    o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the Simple Interest Benefit.
    o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
    o The GALWA remains at $5,000 (5.00% rate for age 68 - the time of the first withdrawal).
    o   Because no step up occurs, the GALWA does not change.
    o The Minimum Guaranteed Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawalsv previously taken.

EXAMPLE 9 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $416.67 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
    o The GALWA at this time, prior to the $10,000 withdrawal, is $5,000. There has been a total of $4,166.70 withdrawn to this point this year (10 withdrawals of $416.67). The remaining lifetime withdrawal for the Contract Year is $833.30 ($5,000 - $4,166.70 = $833.30).
    o The excess withdrawal amount is $9,166.70 which is the $10,000 withdrawal amount less the $833.30 of lifetime withdrawal remaining for the year.
    o The new Lifetime Benefit Basis is $90,833.70 because the $10,000 withdrawal exceeds the $833.30 remaining GALWA. The Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
          1. The amount of the excess withdrawal: $9,166.70

                 o The excess withdrawal is the total withdrawal amount of $10,000 less the remaining GALWA of $833.30 ($10,000 - $833.30 = $9,166.70)
          2. A proportional adjustment of $8,800.03 for the amount of the excess withdrawal calculated as follows:
                 o  The excess withdrawal amount of $9,166.70.
                 o Divided by the Contract Value prior to the withdrawal reduced by the remaining GALWA ($105,000 - $833.30 = $104,166.70).
                 o Multiplied by the Lifetime Benefit Basis prior to the
                   withdrawal of $100,000.
                 o For an adjustment of $9,166.70 / $104,166.70 * $100,000 =
                   $8,800.03.
    o The larger of these adjustments is $9,166.70, so the new Lifetime Benefit Basis is $90,833.30 ($100,000 - $9,166.70 = $90,833.30).
    o The GALWA is $4,541.67 after the withdrawal, which is 5.00% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $95,833.30. The initial $100,000 has been reduced a total of $4,166.70 for the 10 prior withdrawals.
    o Because the withdrawal is an excess withdrawal, the Minimum Guaranteed Death Benefit will be adjusted as follows:
          1. The Minimum Guaranteed Death Benefit will be reduced by $10,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $9,166.70 ($10,000 - $833.30 = $9,166.70).
                 o $9,166.70 / $105,000 * $95,833.30 - $9,166.70 = -$820.27
    o The new Minimum Guaranteed Death Benefit after all adjustments $95,833.30 - $10,000 - (-$820.27) = $86,633.57.

EXAMPLE 10 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 9, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

    o The Lifetime Benefit Basis before the withdrawal is $90,833.30 as adjusted for the previous excess withdrawal.
    o The GALWA at this time, prior to this withdrawal, is $4,541.67. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
    o Because the remaining lifetime withdrawal for this rider year is zero, the entire withdrawal is an excess withdrawal.
    o The new Lifetime Benefit Basis is $62,447.89 because the $25,000 is an excess withdrawal, the Lifetime Benefit Basis adjusted by the greater of (1) or (2) below:
          1. The amount of the excess withdrawal: $25,000
          2. A proportional adjustment of $28,385.41 for the amount of the excess withdrawal calculated as follows:
                 o The excess withdrawal amount of $25,000.
                 o Divided by the contract value prior to the withdrawal
                   reduced by the remaining GALWA ($80,000 - $0 =$80,000).
                 o Multiplied by the Lifetime Benefit Basis prior to the
                   withdrawal of $90,833.30.
                 o For an adjustment of $25,000 / $80,000 * $90,833.30 =
                   $28,385.41.
    o The larger of these adjustments is $28,385.41, so the new Lifetime Benefit Basis is $62,447.89 ($90,833.30 - $28,385.41 =$62,447.89).
    o The GALWA is $3,122.39, which is 5.00% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
    o The Minimum Guaranteed Death Benefit before the withdrawal is $86,633.57, as adjusted for the previous withdrawals.
    o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows:
          1. The Minimum Guaranteed Death Benefit will be reduced by $25,000 for the withdrawal.
          2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                 o $25,000 / $80,000 * $86,633.57 - $25,000 = $2,072.99.
    o The new Minimum Guaranteed Death Benefit after all adjustments $86,633.57 - $25,000 - $2,072.99 = $59,560.58.

                      CONVERSION FROM A PRINCIPAL PROTECTOR
        (GUARANTEED MINIMUM ACCUMULATION BENEFIT) TO AN INCOME PROTECTOR
          (GUARANTEED LIFETIME WITHDRAWAL BENEFIT) - INCOME NOW OPTION

EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 and the Guaranteed Minimum Accumulation Benefit Basis is $100,000 at the time of the conversion. Upon conversion:

    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).

    o The GALWA is $7,125 (5.70% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $143,750 (it was increased by $3,750 - 3% of $125,000 each year).
    o The GALWA is $8,912.50 (6.20% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $8,912.50, and the GALWA will remain $8,912.50 unless the Owner steps up the Benefit Basis.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $5,700 (5.70% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $115,000 (it was increased by $3,000 - 3% of $100,000 each rider year).
    o The GALWA is $7,130 (6.20% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $7,130, and the GALWA will remain $7,130 unless the Owner steps up the Benefit Basis.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A contract owner purchases a contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Now Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:

    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $4,275 (5.70% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $80,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $86,250 (it was increased by $2,250 - 3% of $75,000 each year).
    o The GALWA is $5,347.50 (6.20% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $5,347.50, and the GALWA will remain $5,347.50 unless the Owner steps up the Benefit Basis.

                      CONVERSION FROM A PRINCIPAL PROTECTOR
        (GUARANTEED MINIMUM ACCUMULATION BENEFIT) TO AN INCOME PROTECTOR
         (GUARANTEED LIFETIME WITHDRAWAL BENEFIT) - INCOME LATER OPTION

EXAMPLE 1 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS GREATER THEN THE GUARANTEED MINIMUM ACCUMULATION BENEFIT BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $125,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

    o The Lifetime Benefit Basis is $125,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the contract value).
    o The GALWA is $6,250 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $175,000 (it was increased by $10,000 - 8% of $125,000 each year).

    o The GALWA is $9,625 (5.50% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $9,625, and the GALWA will remain $9,625 unless the Owner steps up the Benefit Basis.

EXAMPLE 2 (CONVERSION WHEN NO PRIOR WITHDRAWALS HAVE OCCURRED - CONTRACT VALUE IS LESS THEN THE GMAB BASIS AT TIME OF CONVERSION): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age 60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000, no withdrawals have occurred and no additional purchase payments have been made. The Contract Value is $85,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $100,000. Upon conversion:

    o The Lifetime Benefit Basis is $100,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $5,000 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $130,000 at the time of the first withdrawal, and no step ups have occurred:

    o   The Lifetime Benefit Basis is $140,000 (it was increased by $8,000 -
        8% of $100,000 each year).
    o The GALWA is $7,700 (5.50% - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $7,700, and the GALWA will remain $7,700 unless the Owner steps up the Benefit Basis.

EXAMPLE 3 (CONVERSION WHEN WITHDRAWALS HAVE OCCURRED): A Contract Owner purchases a Contract with a Guaranteed Minimum Accumulation Benefit rider at age
60. At age 65, the Owner decides to convert to an Income Later Guaranteed Lifetime Withdrawal Benefit rider. The initial premium on the Contract is $100,000 and no additional purchase payments have been made. The Contract Owner previously withdrew $50,000. The Contract Value is $75,000 at the time of the conversion and the Guaranteed Minimum Accumulation Benefit Basis is $50,000 - as adjusted for the prior withdrawal. Upon conversion:

    o The Lifetime Benefit Basis is $75,000 (the greater of the Guaranteed Minimum Accumulation Benefit Basis and the Contract Value).
    o The GALWA is $3,750 (5.00% - the withdrawal percentage for age 65 multiplied by the Lifetime Benefit Basis). This amount is available immediately.

If the Owner waits at least five years (but less than six) after conversion before taking the first withdrawal, the Contract Value is $90,000 at the time of the first withdrawal, and no step ups have occurred:

    o The Lifetime Benefit Basis is $105,000 (it was increased by $6,000 - 8% of $75,000 each year).
    o The GALWA is $5,775 (5.50 % - the withdrawal percentage for age 70 multiplied by the Lifetime Benefit Basis).
    o The Owner withdraws $5,775, and the GALWA will remain $5,775 unless the Owner steps up the Benefit Basis.

                                   APPENDIX G
                  GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS
         GENERALLY ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009
================================================================================

Guaranteed Lifetime Withdrawal Benefit riders issued after November 23, 2008 but before May 1, 2009 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well riders that may be issued on or after May 1, 2009 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.

Amount of your GALWA. The annual lifetime benefit percentages for Annuitants under the Income Now rider is as follows:

---------------------------------------
                     Joint Annuitants
                      - Attained Age
Attained Age of         of Younger
 Annuitant             Annuitant(1)
---------------------------------------
Age   Percentage      Age  Percentage
-------------------------------------
55-58      4.75%      55-58     3.75%
-------------------------------------
59-64      5.25%      59-64     4.25%
-------------------------------------
65-69      5.75%      65-69     4.75%
-------------------------------------
70-74      6.25%      70-74     5.25%
-------------------------------------
75-79      6.75%      75-79     5.75%
-------------------------------------
 80+       7.25%       80+      6.25%
-------------------------------------

(1)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

The annual lifetime benefit percentages for Annuitants under the Income Later rider is as follows:

----------------------------------------------------
             Attained Age of Annuitant
----------------------------------------------------
----------------------------------------------------
Age              55-58    59-69     70-79        80+
----------------------------------------------------
Percentage        4.5        5       5.5          6
----------------------------------------------------

------------------------------------------------------------------
     Joint Annuitants - Attained Age of Younger Annuitant(1)
------------------------------------------------------------------
-----------------------------------------------------------------
Age                55-58         59-69         70-79          80+
-----------------------------------------------------------------
Percentage           3.5           4             4.5           5
-----------------------------------------------------------------

(1)If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

Extra Credit Plan. The Purchase Payment Credit enhancement of 6% is not available.

Withdrawals in General. The Non-Lifetime Withdrawal is not available.

Excess Withdrawals. Each time there is an excess withdrawal, the Lifetime Benefit Basis will be reset to equal the lesser of:

    (1) the Contract Value immediately following the withdrawal; or
    (2) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if the withdrawal is the first Excess Withdrawal to be made during the rider year, otherwise (ii) the amount of the withdrawal.

Simple Interest Benefit. Under the Income Now rider, the Simple Interest Benefit increase will equal simple interest of 5% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increases).

Under the Income Later rider, the Simple Interest Benefit increase will equal simple interest of 10% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increase).

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Continuation Benefit. There is no continuation benefit.

Termination. The rider does not terminate upon change of ownership of the Contract.

Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.70% of average daily Benefit Basis for the prior Contract Year.

                                *       *       *

EXAMPLES

                                INCOME NOW OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 64.

This means:

   o  The Lifetime Benefit Basis is $100,000; and
   o The guaranteed annual lifetime withdrawal amount is $5,250 (GALWA) if a withdrawal is taken immediately (5.25% rate for withdrawals beginning at attained age 64 x $100,000).
   o  The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
   o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
   o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

   o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
   o The guaranteed annual lifetime withdrawal amount is $7,875, which is 5.25% of the new Lifetime Benefit Basis.
   o The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,250 = $100,000 x 5.25%) before the first Contract Anniversary.

   o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,250 GALWA; and
   o The GALWA is $5,250; this does not change because the withdrawal does not exceed the $5,250 GALWA.
   o Because the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $94,750, which is the prior minimum death benefit of $100,000 less the withdrawal of $5,250.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries; for a total increase of $15,000 - assumes that the lifetime basis has not been stepped-up to a higher amount.
   o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,612.50 (5.75% rate for age 67 times the $115,000 Lifetime Benefit Basis).
   o The Lifetime Benefit Basis is adjusted to $65,000 because the $50,000 withdrawal exceeds the $6,612.50 GALWA. The adjusted amount is the lesser of (1) or (2) below:
         1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
         2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
   o The GALWA is $3,737.50 after the withdrawal, which is 5.75% (the rate for age 67) of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
         1. The death benefit will be reduced by $50,000 for the withdrawal.
         2. There will be an additional adjustment for the excess withdrawal amount of $43,387.50 ($50,000 - $6,612.50 = $43,387.50).
                      o $43,387.50/$150,000 * $100,000 - $43,765 = -$14,462.50
   o New death benefit after all adjustments $100,000 - $50,000 - (-$14,462.50) = $64,462.50

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
   o The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,612.50 (5.75% rate for age 67 times the $115,000 Lifetime Benefit Basis.
   o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $6,612.50 GALWA. The adjusted value is the lesser of (1) or
      (2) below:
         1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
         2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000
   o  The GALWA is $1,725, which is 5.75% of the new Lifetime Benefit Basis.
   o  Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
         1. The death benefit will be reduced by $50,000 for the withdrawal.
         2. There will be an additional adjustment for the excess withdrawal amount of $43,387.50 ($50,000 - $6,612.50 = $43,387.50).
                     o $43,387.50 / $80,000 * $100,000 - $43,387.50 = $10,846.88
   o New death benefit after all adjustments $100,000 - $50,000 - $10,846.88 = $39,153.13

EXAMPLE 5 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $437.50 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
   o The guaranteed annual lifetime withdrawal at this time, prior to the $10,000 withdrawal, is $5,250. There has been a total of $4,375 withdrawn to this point this year (10 withdrawals of $437.50). The remaining lifetime withdrawal for the Contract Year is $875 ($5,250 - $4,375 = $875).
   o Because the prior withdrawals were not excess withdrawals, the excess withdrawal adjustment will use the total withdrawals for the rider year or $14,375, the $4,375 of prior withdrawals plus the $10,000 withdrawal.
   o The Lifetime Benefit Basis is adjusted to $85,625 because the $10,000 withdrawal exceeds the $875 GALWA remaining for the year. The adjusted amount is the lesser of (1) or (2) below:
         1. The prior Lifetime Benefit Basis decreased by total withdrawals for the year: $100,000 - $14,375 = $85,625; or
         2. The Contract Value after the withdrawal: $105,000 - $10,000 =
            $95,000.
   o The GALWA is $4,495.31 after the withdrawal, which is 5.25% (the rate for age 64) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
   o The death benefit before the withdrawal is $95,625. The initial $100,000 has been reduced a total of $4,375 for the 10 prior withdrawals.
   o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
         1. The death benefit will be reduced by $10,000 for the withdrawal.
         2. There will be an additional adjustment for the excess withdrawal amount of $9,125 ($10,000 - $875 = $9,125).
                     o $9,125/ $105,000 * $95,625 - $9,125 = $-814.73
   o New death benefit after all adjustments $95,625 - $10,000 - ($-814.73) = $86,439.73

EXAMPLE 6 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 6, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis before the withdrawal is $85,625 as adjusted for the previous excess withdrawal.
   o The guaranteed annual lifetime withdrawal at this time, prior to this withdrawal, is $4,495.31. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
   o Because there was a prior excess withdrawal this year, the excess withdrawal adjustment will use amount of this withdrawal.
   o The Lifetime Benefit Basis is adjusted to $55,000 because the withdrawal is an excess withdrawal. The adjusted value is the lesser of (1) or (2) below:
         1. The prior Lifetime Benefit Basis less the withdrawal: $85,625 - $25,000 = $60,625; or
         2. The Contract Value after the withdrawal: $80,000 - $25,000 = $55,000
   o The GALWA is $2,887.50, which is 5.25% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
   o The death benefit before the withdrawal is $86,439.73, as adjusted for the previous withdrawals.
   o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
         1. The death benefit will be reduced by $25,000 for the withdrawal.
         2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                       o $25,000 / $80,000 * $86,439.73 - $25,000 = $2,012.42

   o New death benefit after all adjustments $86,439.73 - $25,000 - $2,012.42 = $59,427.31

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Value of the Contract on the third Contract Anniversary is $125,000.

   o The existing Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $125,000.
   o The guaranteed annual lifetime withdrawal after the step up is $7,187.50 (5.75% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).
          NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
   o The Minimum Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 8 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,250 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

   o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
   o The guaranteed annual lifetime withdrawal after the step up is $6,325 (5.75% rate for age 67 - Because a step up occurs, the withdrawal percentage is reestablished based on the current age at the time of the step up.).
            NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
   o The Minimum Death Benefit would be $84,250, the initial $100,000 reduced for each of the $5,250 withdrawals previously taken.

EXAMPLE 9 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving their $5,250 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $95,000.

   o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
   o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
   o The guaranteed annual lifetime withdrawal remains at $5,250 (5.25% rate for age 64 - the time of the first withdrawal.
   o  Because no step up occurs, the withdrawal percentage does not change.
   o The Minimum Death Benefit would be $84,250, the initial $100,000 reduced for each of the $5,250 withdrawals previously taken.

                               INCOME LATER OPTION

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 68. This means:

   o  The Lifetime Benefit Basis is $100,000; and
   o The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5.00% rate for withdrawals beginning at attained age 68 x $100,000).
   o  The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
   o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.
   o The death benefit adjustment calculations described here do not apply to death benefits that are not provided by the Guaranteed Lifetime Withdrawal Benefit rider chosen.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

   o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
   o The guaranteed annual lifetime withdrawal amount is $7,500, which is 5.00% of the new Lifetime Benefit Basis.
   o The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5.00%) before the first Contract Anniversary.

   o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
   o The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
   o Because the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $95,000, which is the prior minimum death benefit of $100,000 less the withdrawal of $5,000.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal, no prior withdrawals have occurred and no prior step ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial Lifetime Benefit Basis ($10,000) on each of the first three Contract Anniversaries; for a total increase of $30,000 - assumes that the lifetime basis has not been stepped- up to a higher amount.
   o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $7,150 (5.50% rate for age 71 times the $130,000 Lifetime Benefit Basis).
   o The Lifetime Benefit Basis is adjusted to $80,000 because the $50,000 withdrawal exceeds the $7,150 GALWA. The adjusted amount is the lesser of
      (1) or (2) below:
         1. The prior Lifetime Benefit Basis less the withdrawal: $130,000 - $50,000 = $80,000; or
         2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
   o The GALWA is $4,400 after the withdrawal, which is 5.50% (the rate for age 71) of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
         1. The death benefit will be reduced by $50,000 for the withdrawal.
         2. There will be an additional adjustment for the excess withdrawal amount of $42,850 ($50,000 - $7,150 = $42,850).
                      o $42,850 / $150,000 * $100,000 - $42,850 = $-13,500
   o New death benefit after all adjustments $100,000 - $50,000 - ($-13,500) = $63,500

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial basis ($10,000) on each of the first three Contract
      Anniversaries, for a total increase of $30,000.
   o The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $7,150 (5.50% rate for age 71 times the $130,000 Lifetime Benefit Basis.
   o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $7,150 GALWA. The adjusted value is the lesser of (1) or (2) below:
         1. The prior Lifetime Benefit Basis less the withdrawal: $130,000 - $50,000 = $80,000; or
         2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000
   o  The GALWA is $1,650, which is 5.50% of the new Lifetime Benefit Basis.
   o  Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
         1. The death benefit will be reduced by $50,000 for the withdrawal.
         2. There will be an additional adjustment for the excess withdrawal amount of $42,850 ($50,000 - $7,150 = $42,850).
                      o $42,850 / $80,000 * $100,000 - $42,850 = $10,875
   o New death benefit after all adjustments $100,000 - $50,000 - $10,875 = $39,125

EXAMPLE 5 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED - FIRST EXCESS WITHDRAWAL OF THE RIDER YEAR): Starting with the Base Assumptions, the Owner begins making monthly withdraws of $416.67 immediately. After 10 withdrawals have taken place, the Owner makes an additional $10,000 withdrawal. Assume the Contract Value is $105,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is before the additional withdrawal is $100,000. Because the prior withdrawals were not excess withdrawals, the Lifetime Benefit Basis has not changed.
   o The guaranteed annual lifetime withdrawal at this time, prior to the $10,000 withdrawal, is $5,000. There has been a total of $4,166.70 withdrawn to this point this year (10 withdrawals of $416.67). The remaining lifetime withdrawal for the Contract Year is $833.30 ($5,000 - $4,166.70 = $833.30).
   o Because the prior withdrawals were not excess withdrawals, the excess withdrawal adjustment will use the total withdrawals for the rider year or $14,166.70, the $4,166.70 of prior withdrawals plus the $10,000 withdrawal.

   o The Lifetime Benefit Basis is adjusted to $85,833.30 because the $10,000 withdrawal exceeds the $875 GALWA remaining for the year. The adjusted amount is the lesser of (1) or (2) below:
         1. The prior Lifetime Benefit Basis decreased by total withdrawals for the year: $100,000 - $14,166.70 = $85,833.30; or
         2. The Contract Value after the withdrawal: $105,000 - $10,000 =
            $95,000.
   o The GALWA is $4,291.66 after the withdrawal, which is 5.00% (the rate for age 68) of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
   o The death benefit before the withdrawal is $95,833.30. The initial $100,000 has been reduced a total of $4,166.70 for the 10 prior withdrawals.
   o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
         1. The death benefit will be reduced by $10,000 for the withdrawal.
         2. There will be an additional adjustment for the excess withdrawal amount of $9,166.70 ($10,000 - $833.30 = $9,166.70).
                     o $9,166.70/ $105,000 * $95,833.30 - $9,166.70 = $-820.27
   o New death benefit after all adjustments $95,833.30 - $10,000 - ($-820.27) = $86,633.57

EXAMPLE 6 (EXCESS WITHDRAWAL AFTER LIFETIME WITHDRAWALS HAVE STARTED WHEN THERE WAS A PRIOR EXCESS WITHDRAWAL DURING THE RIDER YEAR): Starting with Example 6, the Owner chooses to take an additional $25,000 withdrawal before the next Rider Anniversary. Assume the Contract Value is $80,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis before the withdrawal is $85,833.30 as adjusted for the previous excess withdrawal.
   o The guaranteed annual lifetime withdrawal at this time, prior to this withdrawal, is $4,291.66. However, because there has already been an excess withdrawal, the remaining lifetime withdrawal for this rider year is zero.
   o Because there was a prior excess withdrawal this year, the excess withdrawal adjustment will use amount of this withdrawal.
   o The Lifetime Benefit Basis is adjusted to $55,000 because the withdrawal is an excess withdrawal. The adjusted value is the lesser of (1) or (2) below:
         1. The prior Lifetime Benefit Basis less the withdrawal: $85,833.30 - $25,000 = $60,833.30; or
         2. The Contract Value after the withdrawal: $80,000 - $25,000 = $55,000
   o The GALWA is $2,750, which is 5.00% of the new Lifetime Benefit Basis. This amount will be available after the next Rider Anniversary.
   o The death benefit before the withdrawal is $86,633.57, as adjusted for the previous withdrawals.
   o Because the withdrawal is an excess withdrawal, the death benefit will be adjusted as follows
         1. The death benefit will be reduced by $25,000 for the withdrawal.
         2. There will be an additional adjustment for the excess withdrawal amount of $25,000.
                      o $25,000 / $80,000 * $86,633.57 - $25,000 = $2,072.99
   o  New death benefit after all adjustments $86,633.57 - $25,000 - $2,072.99
      = $59,560.58

EXAMPLE 7 (STEP UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step ups have occurred, and the Value of the Contract on the third Contract Anniversary is $145,000.

   o The existing Lifetime Benefit Basis is $130,000. It was increased by 10% of the initial basis ($10,000) on each of the first three Contract Anniversaries.
   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $145,000.
   o The guaranteed annual lifetime withdrawal after the step up is $7,975 (5.50% rate for age 71 times the $145,000 stepped-up Lifetime Benefit Basis).
         NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
   o The Minimum Death Benefit remains $100,000 - it is not impacted by a step up.

EXAMPLE 8 (STEP UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

   o The Lifetime Benefit Basis before step up is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
   o The Owner chooses to step up the Lifetime Benefit Basis to the Contract Value of $110,000.
   o The guaranteed annual lifetime withdrawal after the step up is $5,000 (5.00% rate for age 68 - The withdrawal percentage is established based on current age at the time of the first withdrawal, and does not change once withdrawals have started).
         NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

   o The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

EXAMPLE 9 (ANNIVERSARY WHERE CONTRACT VALUE IS LESS THAN LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step ups have occurred. The Value of the Contract on the third Contract Anniversary is $95,000.

   o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase due to the simple interest increase.
   o The Owner cannot step up the Lifetime Benefit Basis because the current Contract Value is less than the current Benefit Basis.
   o The guaranteed annual lifetime withdrawal remains at $5,000 (5.00% rate for age 68 - the time of the first withdrawal.
   o  Because no step up occurs, the lifetime withdrawal amount does not change.
   o The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

                                   APPENDIX H
                  GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS
      GENERALLY ISSUED AFTER OCTOBER 28, 2007 BUT BEFORE NOVEMBER 24, 2008
================================================================================

Guaranteed Minimum Withdrawal Benefit riders issued after October 28, 2007 but before November 24, 2008 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well riders that may be issued on or after November 24, 2008 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.

Excess Withdrawal. Each time there is an excess withdrawal, the Lifetime Benefit Basis will be reset to equal the lesser of:

   (1) the Contract Value immediately following the withdrawal; or

   (2) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if the withdrawal is the first excess withdrawal to be made during the rider year, otherwise (ii) the amount of the withdrawal.

Maximum Anniversary Death Benefit. An optional Maximum Anniversary Death Benefit is offered. Before the Annuitant's age 85 Contract Anniversary, the death benefit payable under the Guaranteed Minimum Withdrawal Benefit will be the greater of the Maximum Anniversary Value and the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit, less any premium expense charge not previously deducted. On or after the Annuitant's 85th Contract Anniversary, the amount that will be payable under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit will be the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit, less any premium expense charge not previously deducted.

On the rider issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:

(1) the date an additional purchase payment is received by us;
(2) the date of payment of a partial withdrawal; and
(3) on each Rider Anniversary.

When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.

Under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit, if there is a partial withdrawal, the Guaranteed Minimum Withdrawal Benefit with Maximum Withdrawal Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an excess withdrawal. If the withdrawal is an excess withdrawal, we will adjust the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit by (a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:

    (a) = the excess withdrawal amount;
    (b) = the Contract Value immediately before the excess withdrawal; and
    (c) = the most recently calculated Maximum Anniversary Value immediately before the date of the excess withdrawal, less any adjustments previously made for prior excess withdrawals.

The adjustment for an excess withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).

The Maximum Anniversary Value on each Rider Anniversary is equal to the greater of the most recently calculated Maximum Anniversary Value or your Contract Value.

Extra Credit Plan. The Purchase Payment Credit enhancement of 6% is not available.

Age Requirements. The rider is subject to the eligibility requirements described below.

-------------------------------------------------------------------------------
 Type of Contract                   Age Requirements At Rider Issue Date
-------------------------------------------------------------------------------
Single Owner                        Owner must be between ages 45-85
-------------------------------------------------------------------------------
Single Owner/Non-Natural Owner      Each Annuitant must be between ages 45-85
-------------------------------------------------------------------------------
Jointly Owned Contract              Joint Owner must both be between ages 45-85
                                    on the rider issue date
-------------------------------------------------------------------------------

Amount of your GALWA. These riders did not offer two options designed for whether you expect to begin withdrawals now or later. The table shows the annual lifetime benefit percentages allowed for these riders.

----------------------------------------------------------------------------
Attained Age of Annuitant        Joint Annuitants -- Attained Age of Younger
at First Withdrawal                 Annuitant at First Withdrawal*
----------------------------------------------------------------------------
 Age         Percentage              Age                  Percentage
----------------------------------------------------------------------------
45-58            4%                 45-58                     3%
----------------------------------------------------------------------------
59-64            5%                 59-64                     4%
----------------------------------------------------------------------------
65-69           5.5%                65-69                    4.5%
----------------------------------------------------------------------------
70-74            6%                 70-74                     5%
----------------------------------------------------------------------------
 75+            6.5%                 75+                     5.5%
----------------------------------------------------------------------------

*If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

Withdrawals in General. The Non-Lifetime Withdrawal is not available.

Simple Interest Benefit. The restart of the Simple Interest Benefit on step up is not available. The Simple Interest Benefit increase will equal simple interest of 5% of the Lifetime Benefit Basis at the end of the first rider year (before any Step-Up increases). The benefit is in effect on each of the first 10 rider anniversaries, provided no withdrawals have occurred since the rider issue date.

Lifetime Benefit Basis Step Up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically "stepped up" each year to equal your current Contract Value. Step ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the Step-Up date.

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period. The rider does not terminate upon change of ownership of the Contract.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Continuation Benefit. There is no continuation benefit.

Rider Charge. The maximum and current annual Guaranteed Minimum Withdrawal Benefit charge percentages are as follows:

   o 0.65% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit. The maximum charge is 1.00%;
   o 0.80% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Value Death Benefit, with the maximum charge being 1.15%; and
   o 0.65% of the monthly Contract Value for the prior Contract Year for the Guaranteed Minimum Withdrawal Benefit (without any inherent death benefit), with the maximum charge of 1.00%.

                                *       *       *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 64.

This means:

   o  The Lifetime Benefit Basis is $100,000; and
   o The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 * $100,000).
   o  The Minimum Guaranteed Death Benefit provided by the rider is $100,000.
   o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the Contract Value and result in additional adjustments to the Lifetime Benefit Basis and minimum death benefit, unless the Owner chooses to have those charges deducted from the amount they receive.
   o Assumes the Guaranteed Minimum Withdrawal Benefit with the Minimum Guaranteed Death Benefit option is chosen. The death benefit adjustment calculations described here only apply to the death benefit provided by the Guaranteed Minimum Withdrawal Benefit rider. They do not apply to other optional death benefits riders.
   o All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will reduce the amount payable to the Owner.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

   o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
   o The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new Lifetime Benefit Basis.
   o The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 * 5%) before the first Contract Anniversary.

   o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
   o The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.
   o Because the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $145,000.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred and no prior Step-Ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries; for a total increase of $15,000 - assumes that the lifetime basis has not been stepped-up to a higher amount.
   o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis).
   o The Lifetime Benefit Basis is adjusted to $65,000 because the $50,000 withdrawal exceeds the $6,325 GALWA. The adjusted amount is the lesser of
      (1) or (2) below:
         1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
         2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
   o  The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age
      67) of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
         1. The death benefit will be reduced by $50,000 for the withdrawal.
         2. There will be an additional adjustment for the excess withdrawal amount of $43,675 ($50,000 - $6,325 = $43,675).
         3. $43,675 / $150,000 * $100,000 - $43,675 = $-14,558
   o New death benefit after all adjustments $100,000 - $50,000 - ($-14,558) = $64,558

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or Step-Ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.

   o The Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
   o The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis.
   o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $6,325 GALWA. The adjusted value is the lesser of (1) or (2) below:
         1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or
         2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000
   o  The GALWA is $1,650, which is 5.5% of the new Lifetime Benefit Basis.
   o Because the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows
         1. The death benefit will be reduced by $6,325 for the withdrawal with in the GALWA limits.
         2. There will be an additional adjustment for the excess withdrawal amount of $43,675 ($50,000 - $6,325 = $43,675).
         3. $43,675 / $80,000 * $100,000 - $43,675 = $10,919
   o  New death benefit after all adjustments $100,000 - $50,000 - $10,919
     = $39,081

EXAMPLE 5 (STEP-UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior Step-Ups have occurred, and the Value of the Contract on the third Contract Anniversary is $125,000.

   o The existing Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
   o The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $125,000.
   o The guaranteed annual lifetime withdrawal after the Step-Up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).

          NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
   o The Minimum Death Benefit remains $100,000 - it is not impacted by a Step-Up.

EXAMPLE 6 (STEP-UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior Step-Ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.

   o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase.
   o The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $110,000.
   o The guaranteed annual lifetime withdrawal at after the Step-Up is $5,500 (5% rate for age 64 - the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up Lifetime Benefit Basis).

         NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.
   o The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

                                   APPENDIX I
                  GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS
       GENERALLY ISSUED AFTER OCTOBER 29, 2006 BUT BEFORE OCTOBER 29, 2007
================================================================================

Guaranteed Minimum Withdrawal Benefit riders issued after October 29, 2006 but before October 29, 2007 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as riders that may be issued after October 29, 2007 in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.

Age Requirements. These riders are subject to the eligibility requirements described below.

------------------------------------------------------------------------------------------------------------------------
  TYPE OF CONTRACT         AGE REQUIREMENTS AT RIDER ISSUE DATE               ANNUITANT REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------
Single Owner              Owner must be between ages 45-85                    Annuitant must be between ages 45-85
------------------------------------------------------------------------------------------------------------------------
Single Owner/Non-         Each Annuitant must be between ages 45-85           Annuitant must be a natural person between
Natural Owner                                                                   ages 45-85 on the rider issue date
------------------------------------------------------------------------------------------------------------------------
Jointly Owned Contract    Joint Owners must be spouses; each spouse must be   Annuitants must be natural persons between
                          between ages 45-85 on the rider issue date             ages 45-85 on the rider issue date
------------------------------------------------------------------------------------------------------------------------

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Withdrawals in General. Under the rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first rider issue date, you may make guaranteed withdrawals each rider year up to the GALWA. The Non-Lifetime Withdrawal is not available.

Excess Withdrawals. If a partial withdrawal taken during a rider year is more than the current GALWA, an excess withdrawal occurs. The GALWA, Lifetime Benefit Basis will be reset to equal the lesser of:

   (a) the Contract Value immediately following the withdrawal; or
   (b) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

Simple Interest Benefit. If you do not take any withdrawals, your GALWA will increase annually on each Rider Anniversary until the earliest of:

   o  the date of your first withdrawal; or
   o the 10th Rider Anniversary (or the 10th Step-Up anniversary, if a Step-Up is elected).

Each increase will be equal to five percent (5%) of the Lifetime Benefit Basis as of your first Rider Anniversary (or Step-Up anniversary if a Step-Up is elected). The restart of the Simple Interest Benefit on step up is not available.

Extra Credit Plan. The Purchase Payment Credit enhancement is not available.

Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date. Terminating the rider prior to the expiration of the Minimum Charge Period of 7 years will result in rider charges continuing to be assessed (based on individual state regulations) until the Minimum Charge Period is reached. In addition, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate on the earliest of:

   (a) the Payout Date;
   (b) the date Due Proof of Death of the Annuitant (last remaining Annuitant, if joint Annuitants) is received;
   (c) the date there is a change of Annuitant for any reason; or
   (d) the date you surrender your Contract.

If you violate the allocation restrictions, your rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider. The rider does not terminate on change of ownership.

Amount of your GALWA. We determine your GALWA by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage. These riders did not offer two options designed for whether you expect to begin withdrawals now or later. The table shows the annual lifetime benefit percentages allowed for these riders.

---------------------------------------------------------------------------
                           Joint Annuitants (age    Joint Annuitants (age
                            difference 5 yrs or     difference over 5 yrs)
                           less) Attained Age of       Attained Age of
 Attained Age at First      Oldest Annuitant at      Oldest Annuitant at
     Withdrawal              First Withdrawa(1)        First Withdrawa(2)
---------------------------------------------------------------------------
  Age      Percentage        Age      Percentage      Age      Percentage
---------------------------------------------------------------------------
 45-58        4%            45-58          3%        45-58         2%
---------------------------------------------------------------------------
 59-64        5%            59-64          4%        59-64         3%
---------------------------------------------------------------------------
 65-69       5.5%           65-69         4.5%       65-69        3.5%
---------------------------------------------------------------------------
 70-74        6%            70-74          5%        70-74         4%
---------------------------------------------------------------------------
  75+        6.5%            75+          5.5%        75+         4.5%
---------------------------------------------------------------------------

(1) If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

(2) If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 2%.

Step-Up. On any monthly anniversary (a monthly anniversary is the same day each month as your rider issue date) on or following your third Rider Anniversary (and on any monthly anniversary or following each subsequent third rider Step-Up anniversary), you may, subject to certain conditions, "Step-Up" the Lifetime Benefit Basis to equal your current Contract Value.

You may Step-Up the Lifetime Benefit Basis provided:

   (a) your Contract Value is greater than zero;
   (b) your Contract Value is greater than the Lifetime Benefit
       Basis as of the Step-Up date;
   (c) the Annuitant (or oldest Annuitant, if there are joint Annuitants) is age 85 or younger as of the Step-Up date; and
   (d) we receive your Written Request to Step-Up the Lifetime Benefit Basis at our Mailing Address.

The Step-Up date will be the monthly anniversary following the receipt of your Written Request. An automatic step up option is not available.

Rider Charge. The maximum annual charge is 1.00% and the current annual charge is 0.60% of the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the rider charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to Step-Up the Lifetime Benefit Basis, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or the start of payments under an Income Payout Option, does not occur on a Contract Anniversary. Even if you do not choose to make withdrawals under the rider, the rider charges will not be refunded.

                              *       *       *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 64. This means:

   o  The Lifetime Benefit Basis is $100,000; and
   o The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 * $100,000).
   o All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge applies. Any surrender charge will reduce the Contract Value and result in additional adjustments to the Lifetime Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

   o The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
   o The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new Lifetime Benefit Basis.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 * 5%) before the first Contract Anniversary.

   o The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and
   o The GALWA is $5,000. This does not change because the withdrawal does not exceed the $5,000 GALWA.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred.

   o The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $1 5,000.
   o The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis).
   o The Lifetime Benefit Basis is adjusted to $65,000 because the $50,000 withdrawal exceeds the $6,325 GALWA. The adjusted amount is the lesser of
     (1) or (2) below:
         1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 -$50,000 = $65,000; or
         2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
   o  The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age
      67) of the new Lifetime Benefit Basis.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o The Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.
   o The guaranteed minimum withdrawal at this time (before the $50,000 withdrawal) is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis.
   o The Lifetime Benefit Basis is adjusted to $30,000 because the withdrawal exceeds the $6,325 GALWA. The adjusted value is the lesser of (1) or (2) below:
         1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 -$50,000 = $65,000; or
         2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000
   o  The GALWA is $1,650, which is 5.5% of the new Lifetime Benefit Basis.

EXAMPLE 5 (STEP-UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken and the value of the Contract on the third Contract Anniversary is $125,000.

   o The existing Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.
   o The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $125,000.
   o The guaranteed annual lifetime withdrawal at after the Step-Up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up Lifetime Benefit
      Basis).

    NOTE: If the Owner chooses to Step-Up the Lifetime Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the Step-Up. Also, following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 6 (STEP-UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional no withdrawals have been taken. The Value of the Contract on the third Contract Anniversary is $110,000.

   o The Lifetime Benefit Basis is $100,000. Because withdrawals began immediately, the Lifetime Benefit Basis did not increase.
   o The Owner chooses to Step-Up the Lifetime Benefit Basis to the Contract Value of $110,000.
   o The guaranteed annual lifetime withdrawal at after the Step-Up is $5,500 (5% rate for age 64 -- the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up Lifetime Benefit Basis).

NOTE: If the Owner chooses to Step-Up the Lifetime Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the Step-Up. Also, following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX J
   GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ISSUED BEFORE OCTOBER 30, 2006
================================================================================

Guaranteed Minimum Withdrawal Benefit riders issued before October 30, 2006 have the same features described in this Prospectus for the Guaranteed Lifetime Withdrawal Benefit riders, except as discussed in this Appendix. This discussion is only applicable to riders issued before October 30, 2006 as well as riders issued after October 30, 2006 but before November 24, 2008 in states that had not approved a more current version of this rider. We are no longer issuing riders in this form.

General. The rider is available only when you purchase the Contract.

Age Requirements. These riders are subject to the eligibility requirements described below.

------------------------------------------------------------------------------------------------------------------------
Type of Contract           Age Requirements At Rider Issue Date               Annuitant Requirements
------------------------------------------------------------------------------------------------------------------------
Single Owner               Owner must be between ages 45-85                   Annuitant must be between ages 45-85
------------------------------------------------------------------------------------------------------------------------
Single Owner/Non-                                                             Annuitant must be a natural person between
Natural Owner              Each Annuitant must be between ages 45-85           ages 45-85 on the rider issue date
------------------------------------------------------------------------------------------------------------------------
                           Joint Owners must be spouses; each spouse must     Annuitants must be natural persons
Jointly Owned Contract        be between ages 45-85 on the rider issue date     between ages 45-85 on the rider issue date
------------------------------------------------------------------------------------------------------------------------

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Covered Person. References are to the Annuitant and not the Covered Person.

Simple Interest Benefit. The restart of the Simple Interest Benefit is not available.

Extra Credit Plan. The Purchase Payment Credit enhancement is not available.

Withdrawals in General. Under the rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first Rider Anniversary, you may make guaranteed withdrawals each rider year up to the guaranteed annual withdrawal amount ("GAWA") (under the annual withdrawal option) or the GALWA (under the annual lifetime benefit option). Guaranteed withdrawals up to the GALWA will not impact the Benefit Basis or the Lifetime Benefit Basis. Guaranteed withdrawals up to the GAWA will not impact the Benefit Basis, but will impact the Lifetime Benefit Basis, if the withdrawal exceeds the GALWA. If you choose to receive only a part of, or none of, your GAWA or GALWA in any given rider year, your GAWA and GALWA is not cumulative and will not increase. For example, if your GALWA is $1,500 and you withdraw $1,000 one year, your GALWA will not increase next year by the $500 you did not withdraw. In general, you may switch from one withdrawal option to the other without prior notification to us. Rather, the actual amount of the guaranteed withdrawal during a rider year will determine which of the withdrawal options is applicable for that rider year. However, if payments are made under a Guaranteed Minimum Withdrawal Benefit settlement, we will require you to choose the withdrawal option and withdrawal amount for any remaining guaranteed withdrawals. The Non-Lifetime Withdrawal is not available.

If you extend the Payout Date beyond the Contract Anniversary following the Annuitant's (primary Annuitant, if joint Annuitants) 85th birthday (or 10 years from the Contract Issue Date if later), you must elect to receive withdrawals under either the annual withdrawal benefit option or annual lifetime benefit option.

Excess Withdrawals more than the GAWA. Within each rider year, you may also withdraw more than the GAWA or the GALWA. The portion of any withdrawal which is in excess of the GAWA or the GALWA in effect at the time of the withdrawal request is referred to as an "excess withdrawal." In addition, an excess withdrawal may occur when the amount withdrawn, when added to prior withdrawals during a rider year, exceeds the GAWA or the GALWA. Any partial withdrawal before the first Rider Anniversary is an excess withdrawal. Excess withdrawals will reduce your Benefit Basis and/or Lifetime Benefit Basis, and may do so by more than the actual amount of the excess withdrawal.

If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current GAWA, we will make the following adjustments:

   (a) reduce the remaining withdrawal amount to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous remaining withdrawal amount reduced dollar for dollar by the amount of the withdrawal;
   (b) reset the Benefit Basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous Benefit Basis reduced dollar for dollar by the amount of the withdrawal; and (c) reset the Lifetime Benefit Basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

If we reduce the resulting Benefit Basis as a result of the excess withdrawal, the Company will also reduce the GAWA. If the Company reduces the resulting Lifetime Benefit Basis as a result of the excess withdrawal, the Company will also reduce the GALWA.

Excess Withdrawals more than the GALWA. If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current GALWA but less than the current GAWA, we will make the following adjustments:

   (a) reduce the remaining withdrawal amount dollar for dollar by the amount of the withdrawal; and
   (b) reset the Lifetime Benefit Basis to equal the lesser of: (1) the Contract Value immediately following the withdrawal; or (2) reduce the previous Lifetime Benefit Basis dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

If we reduce the Lifetime Benefit Basis as a result of the excess withdrawal, we will also reduce the GALWA. Required minimum distributions from a Contract that are greater than GAWA or GALWA are considered excess withdrawals.

Conversion from the Guaranteed Minimum Accumulation Benefit rider. Conversions are only available on a Contract Anniversary. Per the rider terms, conversions are based on Contract Value. However, we have elected to process conversions based on the greater of Benefit Basis or Contract Value.

Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period of seven years. In addition, the rider will automatically terminate on the earliest of:

   (a) the date the remaining withdrawal amount is reduced to zero and there are no further guaranteed withdrawals allowed under the annual lifetime benefit option;
   (b) the Payout Date;
   (c) the date Due Proof of Death of the Annuitant is received;
   (d) the date there is a change of Annuitant for any reason; or
   (e) the date you surrender your Contract.

If you violate the allocation restrictions, your rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider. The rider does not terminate on change of ownership.

Amount of your GAWA and GALWA. We determine your GAWA by multiplying the Benefit Basis by the current annual withdrawal benefit percentage of 7%. Similarly, We determine your GALWA by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage shown on your Rider Data Page. The annual lifetime benefit percentage currently is 4% for Annuitant less than age 60 on the rider date and it currently is 5% for Annuitants age 60 or more on the rider date. Any change in the Benefit Basis or Lifetime Benefit Basis will also result in a change in the GAWA or GALWA, as appropriate. These riders did not offer two options designed for whether you expect to begin withdrawals now or later.

Step-Up. On your fifth Rider Anniversary (and any subsequent fifth Rider Anniversary following a Step-Up), you may, subject to certain conditions, "Step-Up" the Benefit Basis and Lifetime Benefit Basis to equal your current Contract Value. You may Step-Up the Benefit Basis and Lifetime Benefit Basis provided:

   (a) you have not taken any withdrawals since the start date for the current Benefit Period;
   (b) your Contract Value is greater than zero;
   (c) your Contract Value is greater than the Benefit Basis as of the Step-Up date;
   (d) the Annuitant is age 85 or younger as of the Step-Up date; and
   (e) we receive your Written Request to Step-Up the Benefit Basis and Lifetime Benefit Basis at our Mailing Address at least thirty (30) days prior to the end of the fifth (5th) rider year for the current Benefit Period. The Step-Up date will be the Rider Anniversary as of the end of that rider year.

If you elect the "Step-Up," the start date for the new Benefit Period will be the Step-Up date, and the Benefit Basis and Lifetime Benefit Basis will equal your Contract Value as of the Step-Up date. A new Minimum Charge Period will begin. The charge for the new Benefit Period may differ from the prior charge, but will not exceed the maximum rider charge of 1% of the average monthly Contract Value for the prior year. An automatic Step-Up feature is not available.

Rider Charge. The maximum annual charge is 1.00% and the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary. Even if you do not choose to make withdrawals under the rider, the rider charges will not be refunded.

                                *       *       *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means:

    o   the Benefit Basis is $100,000;
    o   the remaining withdrawal amount is $100,000;
    o   the GAWA is $7,000;
    o   the Lifetime Benefit Basis is $100,000; and
    o   the guaranteed annual lifetime withdrawal amount (GALWA) is $4,000.

Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis and Lifetime Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

   o the Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment;
   o the remaining withdrawal amount is $150,000, which is the prior remaining withdrawal amount plus the additional purchase payment;
   o  the GAWA is $10,500, which is 7% of the new Benefit Basis;
   o the Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and
   o  the GALWA is $6,000, which is 4% of the new Lifetime Benefit Basis.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN AFTER THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,000) after the first Contract Anniversary.

   o the Benefit Basis is $100,000, this does not change because the withdrawal is less then the $7,000 GAWA;
   o the remaining withdrawal amount is $96,000, the prior remaining withdrawal amount minus the $4,000 lifetime withdrawal;
   o the GAWA is $7,000, this does not change because the withdrawal is less then the $7,000 GAWA;
   o the Lifetime Benefit Basis is $100,000, this does not change because the lifetime withdrawal does not exceed the $4,000 GALWA; and
   o the GALWA is $4,000. This does not change because the lifetime withdrawal does not exceed the $4,000 GALWA.

EXAMPLE 3 (GUARANTEED ANNUAL WITHDRAWALS START AFTER THE FIRST ANNIVERSARY):
Starting with the Base Assumptions, the Owner withdraws the GAWA ($7,000) after the first Contract Anniversary and Contract Value is $110,000 at the time of the withdrawal.

   o The Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $7,000 GAWA;
   o The remaining withdrawal amount is $93,000, the prior remaining lifetime withdrawal amount minus the $7,000 withdrawal;
   o The GAWA is $7,000, this does not change because the lifetime withdrawal does not exceed the $7,000 GAWA;
   o the Lifetime Benefit Basis is adjusted to $93,000 Because the lifetime withdrawal exceeds the $4,000 GALWA, this value is adjusted to be the lesser of (1) or (2) below:
         1. the prior Lifetime Benefit Basis less the withdrawal: $100,000 - $7,000 = $93,000; or
         2. the Contract Value after the withdrawal: $110,000 - $7,000 =
            $103,000.
   o  The GALWA is $3,720, which is 4% of the new Lifetime Benefit Basis.

    NOTE: While this withdrawal amount is allowed under the terms of the GAWA, it is an excess withdrawal under the terms of the GALWA.

    EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE EXCEEDS THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o The Benefit Basis is adjusted to $50,000 because the lifetime withdrawal exceeds the $7,000 GALWA. The adjusted value is calculated as the lesser of (1) or (2) below:
         1. The prior Benefit Basis less the withdrawal: $100,000 - $50,000 = $50,000; or
         2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
   o The remaining withdrawal amount is adjusted to $50,000 because the lifetime withdrawal exceeds the $7,000 GAWA. The adjustment is calculated as the lesser of (1) or (2) below:
         1. The prior remaining withdrawal amount less the withdrawal: $100,000
            - $50,000 = $50,000; or
         2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
   o  The GAWA is $3,500, which is 7% of the new Benefit Basis;
   o The Lifetime Benefit Basis is adjusted to $50,000 because the lifetime withdrawal exceeds the $4,000 GALWA. The adjusted amount is the lesser of
      (1) or (2) below:

         1. The prior Lifetime Benefit Basis less the withdrawal: $100,000 - $50,000 = $50,000; or
         2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.
   o  The GALWA is $2,000, which is 4% of the new Lifetime Benefit Basis.

EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o The Benefit Basis is adjusted to $30,000 because the lifetime withdrawal exceeds the $7,000 GALWA. The adjusted basis is the lesser of (1) or (2) below:
          1. The prior Benefit Basis less the withdrawal: $100,000 - $50,000 = 50,000; or
          2. The Contract Value after the withdrawal: $80,000 - $50,000 =
             $30,000.
   o The remaining withdrawal amount is adjusted to $30,000 because the lifetime withdrawal exceeds the $7,000 GAWA. The value is adjusted to be the lesser of (1) or (2) below:
          1. The prior remaining withdrawal amount less the withdrawal: $100,000
             - $50,000 = $50,000; or
          2. The Contract Value after the withdrawal: $80,000 - $50,000 =
             $30,000.
   o  The GAWA is $2,100, which is 7% of the new Benefit Basis;
   o The Lifetime Benefit Basis is adjusted to $30,000 because the lifetime withdrawal exceeds the $4,000 GALWA. The adjusted value is the lesser of
      (1) or (2) below:
          1. The prior Lifetime Benefit Basis less the withdrawal: $100,000 - $50,000 = $50,000; or
          2. The Contract Value after the withdrawal: $80,000 - $50,000 =
             $30,000
   o  The GALWA is $1,200, which is 4% of the new Lifetime Benefit Basis.

                                   APPENDIX K
           EXAMPLES OF GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS
      GENERALLY ISSUED ON AND AFTER OCTOBER 19, 2009 BUT BEFORE MAY 1, 2010
================================================================================
                             10-YEAR BENEFIT PERIOD

Guaranteed Minimum Accumulation Benefit riders issued after October 19, 2009 but before May 1, 2010 have the same features described in the Guaranteed Minimum Accumulation Benefit rider, except as discussed in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as riders that may be issued on or after May 1, 2010 in states that have not approved a more current version of this rider that may be issued in connection with applications signed before May 1, 2010.

Termination. The rider does not terminate upon change of ownership of the Contract.

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Models do not include the Foundation Account.

                                *       *       *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charges apply. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount received.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o  The adjustment to the Benefit Basis is $50,000 which is the greater of:
   o  The withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
         1. partial withdrawal amount: $50,000;
         2. Contract Value immediately prior to the withdrawal: $150,000;
         3. the Benefit Basis immediately prior to the withdrawal: $100,000.
   o So, the proportion of the Benefit Basis withdrawn: ($50,000 / $150,000) * $100,000 = $33,333.33.
   o Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o  The adjustment to the Benefit Basis is $62,500 which is the greater of:
   o  The prior Benefit Basis less the withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
         1. partial withdrawal amount: $50,000;
         2. Contract Value immediately prior to the withdrawal: $80,000;
         3. the Benefit Basis immediately prior to the withdrawal: $100,000.
   o So, the proportion of the Benefit Basis withdrawn: ($50,000 / $80,000) * $100,000 = $62,500.
   o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th Rider Anniversary the Contract Value is $135,000.

   o  The existing Benefit Basis is $100,000.
   o The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.
   o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step up date).

    NOTE: If the Owner chooses to step up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step up.

    NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 5 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 10- YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o  The existing Benefit Basis is $100,000.
   o We will add $25,000 to the Contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
   o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RECEIVE A REFUND OF THE CHARGES - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o  The existing Benefit Basis is $100,000.
   o We will add an amount equal to the total charges collected for the current 10-year Benefit Period to the Contract Value.
   o This will add $10,500 to the Contract - the $100,000 Benefit Basis times a 1.05% annual charge for the 10-year Benefit Period.
   o  So the Contract Value will be $115,500 after the refund of charges.
   o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 10-YEAR PERIOD - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o  The existing Benefit Basis is $100,000.
   o  The rider will renew for an additional 10-year Benefit Period.
   o The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 20th Contract Anniversary (10 years from the renewal date).
   o  No charges will be refunded for the 10-year period that is expiring.

    NOTE: If the Owner chooses to renew the Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the renewal.

    NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX L
                 GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS
        GENERALLY ISSUED AFTER APRIL 30, 2009 BUT BEFORE OCTOBER 19, 2009
================================================================================

Guaranteed Minimum Accumulation Benefit riders issued after April 30, 2009 but before October 19, 2009 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as new riders that may be issued in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to April 30, 2009.

Termination. The rider does not terminate upon change of ownership of the Contract.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Models do not include the Foundation Account.

Expiration Date. If the rider terminates at the expiration date, we will increase your Contract Value by the amount of all rider charges deducted during the most recent Benefit Period. We will allocate this increase according to your purchase payment allocation designation on file.

Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.80% of average daily Benefit Basis for the prior Contract Year.

                                *       *       *

EXAMPLES

                             10-YEAR BENEFIT PERIOD

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charges apply. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount received.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o  The adjustment to the Benefit Basis is $50,000 which is the greater of:
   o  The withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
         1. partial withdrawal amount: $50,000;
         2. Contract Value immediately prior to the withdrawal: $150,000;
         3. the Benefit Basis immediately prior to the withdrawal: $100,000.
   o  So, the proportion of the Benefit Basis withdrawn:
     ($50,000/$150,000)*$100,000 = $33,333.33.
   o Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o  The adjustment to the Benefit Basis is $62,500 which is the greater of:
   o  The prior Benefit Basis less the withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
         1. partial withdrawal amount: $50,000;
         2. Contract Value immediately prior to the withdrawal: $80,000;
         3. the Benefit Basis immediately prior to the withdrawal: $100,000.
   o  So, the proportion of the Benefit Basis withdrawn:
     ($50,000/$80,000)*$100,000 = $62,500.
   o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th Rider Anniversary the Contract Value is $135,000.

   o  The existing Benefit Basis is $100,000.
   o The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.
   o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step up date).

    NOTE: If the Owner chooses to step up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step up.

    NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 5 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 10- YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o  The existing Benefit Basis is $100,000.
   o We will add $25,000 to the Contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
   o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RECEIVE A REFUND OF THE CHARGES - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o  The existing Benefit Basis is $100,000.
   o We will add an amount equal to the total charges collected for the current 10-year Benefit Period to the Contract Value.
   o This will add $8,000 to the Contract - the $100,000 Benefit Basis times an 0.80% annual charge for the 10-year Benefit Period.
   o  So the Contract Value will be $113,000 after the refund of charges.
   o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 10-YEAR PERIOD - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o  The existing Benefit Basis is $100,000.
   o  The rider will renew for an additional 10-year Benefit Period.
   o The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 20th Contract Anniversary (10 years from the renewal date).
   o  No charges will be refunded for the 10-year period that is expiring.

    NOTE: If the Owner chooses to renew the Benefit Basis a new seven-year Minimum Charge Period will begin starting on the date of the renewal.

    NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX M
                 GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS
         GENERALLY ISSUED AFTER NOVEMBER 23, 2008 BUT BEFORE MAY 1, 2009
================================================================================

Guaranteed Minimum Accumulation Benefit riders issued after November 23, 2008 but before May 1, 2009 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as new riders that may be issued in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009, except that the 7-year Benefit Period is no longer available in any state.

General. A 7-year Benefit Period was available. For the rider with the 7-year Benefit Period, if your Contract Value is greater than your Benefit Basis on the rider's expiration date, and you do not renew the Benefit Period or convert the rider to the Guaranteed Lifetime Withdrawal Benefit, there will be no increase to your Contract Value.

Benefit Basis. The Benefit Basis is the amount upon which your Guaranteed Minimum Accumulation Benefit is based.

Termination. The rider does not terminate upon change of ownership of the Contract.

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use their current Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Expiration Date. If the rider terminates at the expiration date, we will increase your Contract Value by the amount of all rider charges deducted during the most recent Benefit Period. We will allocate this increase according to your purchase payment allocation designation on file.

Rider Charge. The maximum annual charge is 1.75% and the current annual charge is 0.65% of average daily Benefit Basis for the prior Contract Year. The 7-year Benefit Period charges will not be refunded.

                                *       *       *

EXAMPLES
                             10-YEAR BENEFIT PERIOD

EXAMPLE 6 (GUARANTEED MINIMUM ACCUMULATION BENEFIT MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RECEIVE A REFUND OF THE CHARGES - 10-YEAR PERIOD): Starting with the Base Assumptions, on the 10th Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o   The existing Benefit Basis is $100,000.
   o We will add an amount equal to the total charges collected for the current 10-year Benefit Period to the Contract Value.
   o This will add $6,500 to the Contract - the $100,000 Benefit Basis times a 0.65% annual charge for the 10-year Benefit Period.
   o   So, the Contract Value will be $111,500 after the refund of charges.
   o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

                              7-YEAR BENEFIT PERIOD

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o   The adjustment to the Benefit Basis is $50,000 which is the greater of:
   o   The withdrawal of $50,000; or

   o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
          1. partial withdrawal amount: $50,000;
          2. Contract Value immediately prior to the withdrawal: $150,000;
          3. the Benefit Basis immediately prior to the withdrawal: $100,000.
   o So, the proportion of the Benefit Basis withdrawn: ($50,000/$150,000)* $100,000 = $33,333.33.
   o Therefore, the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o   The adjustment to the Benefit Basis is $62,500 which is the greater of:
   o   The prior Benefit Basis less the withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
          1.  partial withdrawal amount: $50,000;
          2.  Contract Value immediately prior to the withdrawal: $80,000;
          3.  the Benefit Basis immediately prior to the withdrawal: $100,000.
   o So, the proportion of the Benefit Basis withdrawn: ($50,000/$80,000)* $100,000 = $62,500.
   o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th Rider Anniversary the Contract Value is $135,000.

   o   The existing Benefit Basis is $100,000.
   o The Owner chooses to step up the Benefit Basis to the Contract Value of $135,000.
   o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 11th Contract Anniversary (7 years from the step up date).
   NOTE: Following your Step-Up election, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

EXAMPLE 5 (GMAB MATURITY WHEN CONTACT VALUE IS LESS THAN THE BENEFIT BASIS - 7-YEAR PERIOD): Starting with the Base Assumptions, on the 7th Rider Anniversary the Contract Value is $75,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o   The existing Benefit Basis is $100,000.
   o We will add $25,000 to the contract to bring the total Contract Value equal to the Benefit Basis of $100,000.
   o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 6 (GMAB MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS - 7-YEAR PERIOD): Starting with the Base Assumptions, on the 7th Rider Anniversary the Contract Value is $105,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o   The existing Benefit Basis is $100,000.
   o Because the Contract Value is larger than the amount guaranteed by the Benefit Basis, no value is added to the Contract.
   o The Guaranteed Minimum Accumulation Benefit then terminates with no additional value and all charges for the benefit cease.

EXAMPLE 7 (GMAB MATURITY WHEN CONTACT VALUE IS GREATER THAN THE BENEFIT BASIS, AND THE OWNER ELECTS TO RENEW FOR AN ADDITIONAL 7-YEAR PERIOD - 7-YEAR PERIOD):
Starting with the Base Assumptions, on the 7th Contract anniversary the Contract Value is $115,000. Assuming that the Benefit Basis has never been stepped up and no withdrawals have been taken.

   o   The existing Benefit Basis is $100,000.
   o   The rider will renew for an additional 7-year Benefit Period.
   o The new Benefit Basis is $115,000 and the Contract Value will be guaranteed to be at least $115,000 on the 14th Contract Anniversary (7 years from the renewal date).

   NOTE: Following renewal of the rider, you may pay a new current charge, up to the maximum charge for your rider, which may be higher.

                                   APPENDIX N
                 GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS
      GENERALLY ISSUED AFTER OCTOBER 29, 2006 BUT BEFORE NOVEMBER 24, 2008
================================================================================

Guaranteed Minimum Accumulation Benefit riders issued after October 29, 2006 but before November 24, 2008 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued between the dates set forth above as well as new riders that may be issued in states that have not approved a more current version of this rider or riders that may be issued in connection with applications signed prior to May 1, 2009.

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use the Benefit Allocation Plan. However, the Benefit Allocation Plans described in Appendix E are available if the Contract owner wishes to change allocation options.

Benefit Basis. Because the rider charge is calculated based on the Contract Value purchase payments made during the window period will increase the cost of the rider. Additionally by increasing the Contract Value without increasing the Benefit Basis, such payments could negatively impact your rider benefits.

Conversion. To convert the rider to a Guaranteed Lifetime Withdrawal Benefit rider, your Benefit Basis must be greater than zero, the Annuitant (oldest Annuitant, if join Annuitants) must be age 85 or younger as of the date of conversion, and we must receive your Written Request for conversion at our Mailing Address.


Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period. If you elect to discontinue using the available Benefit Allocation Plans, the rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider. The rider does not terminate upon change of ownership of the Contract.


Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Expiration Date. If the rider terminates at the expiration date, we will increase your Contract Value by the amount of all rider charges deducted during the most recent Benefit Period. We will allocate this increase according to your purchase payment allocation designation on file.

Rider Charge. The maximum annual charge for these riders is 1.00% and the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. Annual charges for these riders are non-refundable.

                                *       *       *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o   The adjustment to the Benefit Basis is $50,000 which is the greater of:
   o   The withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
          1.  partial withdrawal amount: $50,000;
          2.  Contract Value immediately prior to the withdrawal: $150,000;
          3.  the Benefit Basis immediately prior to the withdrawal: $100,000;
   o So the proportion of the Benefit Basis withdrawn: ($50,000/ $150,000)* $100,000 = $33,333.33
   o Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract

Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o   The adjustment to the Benefit Basis is $62,500 which is the greater of:
   o   The prior Benefit Basis less the withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
          1.  partial withdrawal amount: $50,000;
          2.  Contract Value immediately prior to the withdrawal: $80,000;
          3.  the Benefit Basis immediately prior to the withdrawal: $100,000;
   o So the proportion of the Benefit Basis withdrawn: ($50,000/ $80,000)* $100,000 = $62,500
   o Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP-UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th anniversary the Contract Value is $135,000.

   o   The existing Benefit Basis is $100,000.
   o The Owner chooses to Step-Up the Benefit Basis to the Contract Value of $135,000.
   o The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the Step-Up date).

NOTE: If the Owner chooses to Step-Up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the Step-Up.

NOTE: The charge for the rider at Step-Up will be the current charge for new issues of the rider. If we are no longer issuing the rider, we will set the charge.

                                   APPENDIX O
  GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS ISSUED BEFORE OCTOBER 30, 2006
================================================================================

Guaranteed Minimum Accumulation Benefit riders issued before October 30, 2006 have the same features discussed in this Prospectus, except as described in this Appendix. This discussion is applicable to riders issued before October 30, 2006 as well as riders issued after October 30, 2006 but before November 24, 2008 in states where a more current rider had not been approved. We are no longer issuing riders in this form.

General. The rider is available only when you purchase your Contract.

Benefit Allocation Plans. Different Benefit Allocation Plans (f/k/a Benefit Allocation Models) were available at the time these riders were issued. Current Contract Owners may continue to use the Benefit Allocation Plan. However, only the Benefit Allocation Plans described in Appendix E are available if the Contract Owner wishes to change allocation options.

Benefit Basis. Your Benefit Basis is equal to your initial purchase payment plus any purchase payments received during window period currently, the first 12 months after the issue date, minus adjustments for partial withdrawals. Because the rider charge is calculated based on the Contract Value such purchase payments will increase the cost of the rider. Additionally by increasing the Contract Value without increasing the Benefit Basis, such payments could negatively impact your rider benefits.

Step-Up. On your fifth Rider Anniversary (and each subsequent fifth Rider Anniversary for a renewal Benefit Period, or new Benefit Period following a Step-Up) you have the one time opportunity to "Step-Up" your Benefit Basis to equal your current Contract Value and begin a new Benefit Period of the same duration as the prior Benefit Period. This option is available provided all of the following four conditions are met:

   (1) the expiration date for the new Benefit Period does not extend past the Contract Anniversary following the Annuitant's 85th birthday or 10 years from the Contract Issue Date, if later;
   (2) your Benefit Basis is greater than zero;
   (3) your Contract Value is greater than the Benefit Basis as of the Step-Up date; and
   (4) the Company receives your Written Request to Step-Up the benefit by its Mailing Agent at least thirty (30) days before the end of the fifth
       (5th) rider year for the Benefit Period. The Step-Up date will be the Rider Anniversary as of the end of that rider year.

Termination. You may terminate the rider on any date following the expiration of the Minimum Charge Period of seven years. In addition, the rider will automatically terminate on the earliest of:

   (a) the expiration date of the Benefit Period;
   (b) the Payout Date;
   (c) the date Due Proof of Death of the Annuitant is received;
   (d) the date there is a change of Annuitant for any reason; or
   (e) the date you surrender your Contract.

If you elect to discontinue using the available Benefit Allocation Plans, the rider will not terminate until the expiration of the Minimum Charge Period. However, you will not receive any of the benefits or rights under the rider.

Conversion. You may also convert the rider to a Guaranteed Lifetime Withdrawal Benefit rider, if available, on a Rider Anniversary. To convert the rider, your Benefit Basis must be greater than zero, the Annuitant must be age 85 or younger as of the date of conversion, and we must receive your Written Request for conversion at our Mailing Address at least thirty (30) days before a Rider Anniversary.

If you convert the rider to a Guaranteed Lifetime Withdrawal Benefit rider, the date of the conversion will be the Rider Anniversary date following receipt of your request. Per the rider terms, conversions are based on Contract Value. However, we have elected to process conversions based on the greater of Benefit Basis or Contract Value.

Foundation Account. The Benefit Allocation Plans do not include the Foundation Account.

Change of Ownership. The Guaranteed Minimum Accumulation Benefit will not end if you change owners.

Rider Charge. The maximum annual charge for these riders is 1.00% and the current annual charge is 0.50% of the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. Annual charges for these riders are non-refundable.

On each Contract Anniversary during the accumulation period, the Company will deduct the GMAB charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.

                                *       *       *

EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender charge applies. Any surrender charge will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the Owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE EXCEEDS THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o   The adjustment to the Benefit Basis is $50,000 which is the greater of:
   o   The withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):
          1.  partial withdrawal amount: $50,000;
          2.  Contract Value immediately prior to the withdrawal: $150,000
          3.  the Benefit Basis immediately prior to the withdrawal: $100,000
   o So the proportion of the Benefit Basis withdrawn: ($50,000 / $150,000) * $100,000 = $33,333.33
   o Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

   o   The adjustment to the Benefit Basis is $62,500 which is the greater of:
   o   The prior Benefit Basis less the withdrawal of $50,000; or
   o The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):
          1.  partial withdrawal amount: $50,000;
          2.  Contract Value immediately prior to the withdrawal: $80,000
          3.  the Benefit Basis immediately prior to the withdrawal: $100,000
   o So the proportion of the Benefit Basis withdrawn: ($50,000 / $80,000) * $100,000 = $62,500
   o Therefore the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS
================================================================================
ADDITIONAL CONTRACT PROVISIONS

   The Contract

   Incontestability

   Misstatement of Age or Gender

   Participation

   Section 403(b) Contract Loans

PRINCIPAL UNDERWRITER

VARIABLE INCOME PAYMENTS

   Assumed Investment Rate

   Amount of Variable Income Payments

   Income Unit Value

OTHER INFORMATION

EXPERTS

FINANCIAL STATEMENTS

You may obtain a copy of the Statement of Additional Information free of charge by writing to us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or calling us at 1-800-798-5500.

                       STATEMENT OF ADDITIONAL INFORMATION

                          CUNA MUTUAL INSURANCE SOCIETY
                                2000 Heritage Way
                               Waverly, Iowa 50677
                                 (800) 798-5500

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                         MEMBERS(R) VARIABLE ANNUITY III

         Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information ("SAI") contains additional information to that already provided in the Prospectus for the Contract offered by CUNA Mutual Insurance Society.


This SAI is not a prospectus, and it should be read only in conjunction with the Prospectus for the Contract dated May 1, 2011, as it may be amended from time to time. Terms used, but not defined, in this SAI have the meaning given to them in the Prospectus.


You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.


                                   May 1, 2011


                                                                       Form 1934

                                TABLE OF CONTENTS

                                                                            Page
ADDITIONAL CONTRACT PROVISIONS ............................................... 1

   The Contract .............................................................. 1
   Incontestability .......................................................... 1
   Misstatement of Age or Gender.............................................. 1
   Participation ............................................................. 1
   Section 403(b) Contract Loans.............................................. 1

PRINCIPAL UNDERWRITER ........................................................ 2

VARIABLE INCOME PAYMENTS...................................................... 2

   Assumed Investment Rate ................................................... 2
   Amount of Variable Income Payments......................................... 2
   Income Unit Value ......................................................... 3

OTHER INFORMATION............................................................. 3

EXPERTS ...................................................................... 4

FINANCIAL STATEMENTS.......................................................... 4

                         ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT
The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

INCONTESTABILITY
We will not contest the Contract.

MISSTATEMENT OF AGE OR GENDER
If the age or gender (if applicable) of the Annuitant has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and gender (if applicable).

PARTICIPATION
The Contract may participate in our divisible surpluses but no dividends are expected to be paid. Any dividends paid after the Payout Date would be paid with each income payment.

SECTION 403(B) CONTRACT LOANS

Loan Amounts. Generally, Owners of Contracts issued in connection with Code
Section 403(b) retirement programs may borrow up to the lesser of (1) the maximum loan permitted under the Code, or (2) 100% of the Surrender Value of their Contract unless a lower minimum is required by law. Loans in excess of the maximum amount permitted under the Code may be treated as a taxable distribution rather than a loan and could cause disqualification of a Section 403(b) contract. The Owner should consult a tax adviser to determine the maximum 403(b) loan permitted under the Contract. The Owner is responsible for ensuring that the loan is taken and repaid in compliance with the applicable requirements of the Code. We will only make Contract loans after approving a Written Request by the Owner. The written consent of all irrevocable beneficiaries must be obtained before a loan will be given. Loans are not permitted in connection with 403(b) retirement programs that are subject to the provisions of Title I of the Employee Retirement Income Security Act of 1974.

Loan Processing. When a loan is made, we transfer an amount equal to the amount borrowed from the Variable Contract Value or Fixed Contract Value to the Loan Account. The Loan Account is part of our General Account and Contract Value in the Loan Account does not participate in the investment experience of any Subaccount or the Fixed Account. The Owner must indicate in the loan application from which Subaccount or Fixed Account the Contract Value is to be transferred to the Loan Account, and in what amounts. Loans may be repaid by the Owner at any time before the Payout Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Fixed Account as requested by the Owner. Any transfer to the Fixed Account must be at least $1,000. A request to transfer less will be transferred to the Money Market Subaccount. Loan repayments are not allowed to be allocated to the DCA one-year Fixed Period.


Loan Interest. We charge interest on Contract loans at an effective annual rate of 6.5%. We pay interest on the Contract Value in the Loan Account at rates we determine from time to time but never less than an effective annual rate of 3.0%. This rate may change at our discretion and Owners should request current interest rate information from us. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid from time to time on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value to the Loan Account. This transfer will therefore increase the loan amount.

Additional Loan Terms and Loan Default. If at any time, the loan amount causes the Surrender Value to be equal to or less than zero, the Contract will be in default. In this event, we will send a Written Request of default to the Owner stating the amount of loan repayment needed to reinstate the Contract and the Owner will have 61 days, from the day the notice is mailed, to pay the stated amount. If we do not receive the required loan repayment within 61 days, we will terminate the Contract without value. Principal and interest must be repaid in substantially level payments either monthly or quarterly over a five-year period (or, if the loan is used to acquire the Owner's principal residence, a 10, 15 or 20-year period but not beyond the year the Owner attains age 70 1/2). The Owner is allowed a 61-day grace period from the installment due date. If the amount due by the end of the grace period is not received the outstanding loan would default and a taxable distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Code Section 403(b).

Effect of Death on Loan. Any loan amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid. In addition, a Contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment experience of the Variable Account does not apply to the portion of the Contract Value transferred to the Loan Account. The longer the loan remains outstanding, the greater this effect is likely to be.

                              PRINCIPAL UNDERWRITER


Effective as of June 1, 2011, new Contracts may no longer be available or may only have limited availability.


CUNA Brokerage Services, Inc. ("CBSI") serves as principal underwriter for the Contract. CBSI is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is our indirect, wholly owned subsidiary, and is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. CBSI offers the Contract through its registered representatives. CBSI also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives of CBSI and of other selling firms are appointed as our insurance agents.

CBSI and the selling firms pay their registered representatives a portion of the commissions received for their sales of Contract. Registered representatives may also be eligible for various cash benefits and non-cash compensation programs, such as conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, where sales of the Contract help such registered representatives qualify. We may pay certain selling firms additional amounts for promoting the Contract and/or educating their registered representatives about the Contract. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

CBSI received sales compensation with respect to the Contract in the following amounts during the periods indicated:



                 Aggregate Amount of         Aggregate Amount of Commissions
Fiscal Year         Commissions         Retained by CBSI After Payments to its
                    Paid to CBSI           Registered Persons and Selling Firms
--------------------------------------------------------------------------------
2010                $15,667,886                        $3,760,293
2009                $16,763,673                        $4,023,282
2008                $12,417,763                        $1,365,954


In addition to the compensation paid for sales of the Contracts, we pay compensation when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout after the first Contract Year.

                            VARIABLE INCOME PAYMENTS

ASSUMED INVESTMENT RATE
The discussion concerning the amount of variable income payments which follows this section is based on an assumed investment rate of 3.5% per year. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. THIS RATE DOES NOT BEAR ANY RELATIONSHIP TO THE ACTUAL NET INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT OR OF ANY SUBACCOUNT.

AMOUNT OF VARIABLE INCOME PAYMENTS
The amount of the first variable income payment to a Payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable income payment as of the Payout Date, the Income Payout Option selected, and the age and gender (if, applicable) of the Annuitant. The Contracts contain tables indicating the dollar amount of the first income payment under each Income Payout Option for each $1,000 applied at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an assumed investment rate of 3.5% per year.

The portion of the first monthly variable income payment derived from a Subaccount is divided by the Income Unit value for that Subaccount (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Payee makes no exchanges of Income Units for Income Units of another Subaccount.

In any subsequent month, for any Contract, the dollar amount of the variable income payment derived from each Subaccount is determined by multiplying the number of Income Units of that Subaccount attributable to that Contract by the value of such Income Unit at the end of the Valuation Period immediately preceding the date of such payment.

The Income Unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Subaccount or Subaccounts supporting the variable income payments, less an adjustment to neutralize the 3.5% assumed investment rate referred to above. Therefore, the dollar amount of income payments after the first will vary with the amount by which the net investment return of the appropriate Subaccounts is greater or less than 3.5% per year. For example, for a Contract using only one Subaccount to generate variable income payments, if that Subaccount has a cumulative net investment return of 5% over a one year period, the first income payment in the next year will be approximately 1 1/2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first income payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year. (See also INCOME PAYOUT OPTIONS, Variable Income Payments in the Prospectus.)

INCOME UNIT VALUE

The value of an Income Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See DESCRIPTION OF THE CONTRACT, Contract Value in the Prospectus.) The Income Unit value for each Subaccount's first Valuation Period was set at $100. The Income Unit value for a Subaccount is calculated for each subsequent Valuation Period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

       (1)is the Accumulation Unit value for the current Valuation Period;
       (2)is the Accumulation Unit value for the immediately preceding Valuation Period;
       (3)is the Income Unit value for the immediately preceding Valuation Period; and
       (4)is a special factor designed to compensate for the assumed investment rate of 3.5% built into the table used to compute the first variable income payment.

The following illustrations show, by use of hypothetical examples, the method of determining the Income Unit value and the amount of several variable income payments based on one Subaccount.

Illustration of Calculation of Income Unit Value
1. Accumulation Unit value for current Valuation Period 12.56
2. Accumulation Unit value for immediately preceding Valuation Period 12.55
3. Income Unit value for immediately preceding Valuation Period 103.41
4. Factor to compensate for the assumed investment rate of 3.5% 0.99990575
5. Income Unit value of current Valuation Period ((1)/(2)) x (3) x (4) 103.48

Illustration of Variable Income Payments
1. Number of Accumulation Units at Annuity Date 1,000.00
2. Accumulation Unit value $18.00
3. Adjusted Contract Value (1) x (2) $18,000.00
4. First monthly income payment per $1,000 of adjusted Contract Value $5.63
5. First monthly income payment (3) x (4) / 1,000 $101.34
6. Income Unit value $98.00
7. Number of Income Units (5) / (6) 1.034
8. Assume Income Unit value for second month equal to $99.70
9. Second monthly income payment (7) x (8) $103.09
10. Assume Income Unit value for third month equal to $95.30
11. Third monthly income payment (7) x (10) $98.54

                                OTHER INFORMATION

A registration statement ("Registration Statement") has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this SAI. Not all the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this SAI. Statements contained in this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

The Variable Account was established as a separate account of CUNA Mutual Life Insurance Company on December 14, 1993. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society as of December 31, 2007.

                                     EXPERTS


The financial statements of the Subaccounts comprising the CUNA Mutual Variable Annuity Account as of December 31, 2010 and for each of the two years in the period ended December 31, 2010, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 18, 2011, appearing herein. Such financial statements are included herein in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of CUNA Mutual Insurance Society and Subsidiaries (the Company) as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, dated March 30, 2011, appearing herein. Such report (1) expresses an unqualified opinion, (2) includes an explanatory paragraph related to the change in method of accounting and reporting for other-than-temporary impairments in 2009, and (3) states that (a) Deloitte & Touche LLP did not audit the consolidated financial statements of the CUMIS Group Limited and Subsidiaries, CMG Mortgage Insurance Company, and CMG Mortgage Assurance Company, all which were audited by other auditors whose reports have been furnished to Deloitte & Touche LLP, and (b) their opinion, insofar as it relates to the balances of those companies included in the consolidated financial statements, is based solely on the reports of other auditors. The Company's equity interest in The CUMIS Group Limited and Subsidiaries as of December 31, 2009 and for each of the two years in the period ended December 31, 2009 (not presented separately herein) are included within discontinued operations in the consolidated financial statements of the Company and have been audited by KPMG LLP, independent auditors, as stated in their report, dated February 9, 2010. The Company's interest in the CUMIS Group Limited and Subsidiaries was sold on December 31, 2009. The financial position and results of operations of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 (not presented separately herein) are reflected using the equity method in the consolidated financial statements of the Company and have been audited by Ernst & Young LLP, independent auditors, as stated in their reports, dated March 7, 2011. The financial statements of the Company are included herein in reliance upon the respective reports of the foregoing firms given upon their authority as experts in accounting and auditing.


                              FINANCIAL STATEMENTS

Our and the Variable Account's financial statements are contained in this SAI. Our financial statements should be distinguished from the Variable Account's financial statements and you should consider our financial statements only as bearing on our ability to meet our obligations under your Contract.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
           STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

----------------------------------------------------------------------------------------------------------------------------------
                                                              CONSERVATIVE  CONSERVATIVE    MODERATE      MODERATE     AGGRESSIVE
                                                               ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                                                 CLASS I      CLASS II      CLASS I       CLASS II      CLASS I
                                                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:

  Conservative Allocation Fund, Class I, 12,637,101 shares
  at net asset value of $10.00 per share (cost $124,795,048).  $126,451,195  $          -  $          -  $          -  $          -
  Conservative Allocation Fund, Class II, 3,542,345 shares
  at net asset value of $10.00 per share (cost $34,341,952)..             -    35,422,555             -             -             -
  Moderate Allocation Fund, Class I, 19,888,926 shares at net
  asset value of $9.49 per share (cost $202,087,457).........             -             -   188,667,502             -             -
  Moderate Allocation Fund, Class II, 3,345,851 shares at net
  asset value of $9.48 per share (cost $29,832,582)..........             -             -             -    31,713,837             -
  Aggressive Allocation Fund, Class I, 2,136,265 shares at net
  asset value of $9.08 per share (cost $20,070,375)..........             -             -             -             -    19,393,637
                                                               ------------  ------------  ------------  ------------  ------------
    Total assets............................................    126,451,195    35,422,555   188,667,502    31,713,837    19,393,637
                                                               ------------  ------------  ------------  ------------  ------------
LIABILITIES:

Accrued mortality and expense charges.......................        123,437        33,826       183,218        28,630        19,392
Other accrued expenses......................................         15,974         4,987        23,081         4,180         1,634
                                                               ------------  ------------  ------------  ------------  ------------
    Total liabilities.......................................        139,411        38,813       206,299        32,810        21,026
                                                               ------------  ------------  ------------  ------------  ------------
    Total net assets........................................   $126,311,784  $ 35,383,742  $188,461,203  $ 31,681,027  $ 19,372,611
                                                               ============  ============  ============  ============  ============
NET ASSETS:

  Contracts in accumulation period............................ $126,311,784  $ 35,383,742  $188,118,723  $ 31,681,027  $ 19,360,483
  Contracts in annuitization period (note 2)..................            -             -       342,480             -        12,128
                                                               ------------  ------------  ------------  ------------  ------------

    Total net assets........................................   $126,311,784  $ 35,383,742  $188,461,203  $ 31,681,027  $ 19,372,611
                                                               ============  ============  ============  ============  ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                               AGGRESSIVE       MONEY         MONEY
                                                               ALLOCATION      MARKET        MARKET         BOND          BOND
                                                                CLASS II       CLASS I      CLASS II       CLASS I      CLASS II
                                                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:

  Aggressive Allocation Fund, Class II, 157,070 shares at net
  asset value of $9.07 per share (cost $1,305,665)...........  $  1,424,376  $          -  $          -  $          -  $          -
  Money Market Fund, Class I, 57,576,603 shares at net
  asset value of $1.00 per share (cost $57,576,603)..........             -    57,576,603             -             -             -
  Money Market Fund, Class II, 577,413 shares at net
  asset value of $1.00 per share (cost $577,413).............             -             -       577,413             -             -
  Bond Fund, Class I, 18,024,231 shares at net
  asset value of $10.29 per share (cost $185,960,199)........             -             -             -   185,477,812             -
  Bond Fund, Class II, 2,154,436 shares at net
  asset value of $10.28 per share (cost $22,358,417).........             -             -             -             -    22,157,998
                                                               ------------  ------------  ------------  ------------  ------------
    Total assets............................................      1,424,376    57,576,603       577,413   185,477,812    22,157,998
                                                               ------------  ------------  ------------  ------------  ------------
LIABILITIES:

Accrued mortality and expense charges.......................          1,371        59,088           477       183,662        21,431
Other accrued expenses......................................            196         4,312            65        15,260         3,441
                                                               ------------  ------------  ------------  ------------  ------------
    Total liabilities.......................................          1,567        63,400           542       198,922        24,872
                                                               ------------  ------------  ------------  ------------  ------------
    Total net assets........................................   $  1,422,809  $ 57,513,203  $    576,871  $185,278,890  $ 22,133,126
                                                               ============  ============  ============  ============  ============
NET ASSETS:

  Contracts in accumulation period............................ $  1,422,809  $ 57,509,281  $    576,871  $185,062,612  $ 22,133,126
  Contracts in annuitization period (note 2)..................            -         3,922             -       216,278             -
                                                               ------------  ------------  ------------  ------------  ------------

    Total net assets........................................   $  1,422,809  $ 57,513,203  $    576,871  $185,278,890  $ 22,133,126
                                                               ============  ============  ============  ============  ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              HIGH          HIGH       DIVERSIFIED
                                                               FOUNDATION    FOUNDATION      INCOME        INCOME        INCOME
                                                                CLASS I       CLASS II      CLASS I       CLASS II      CLASS I
                                                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:

  Bond Fund, Class I, 3,515 shares at net
  asset value of $10.29 per share (cost $37,920).............  $     36,167  $          -  $          -  $          -  $          -
  Bond Fund, Class II, 1,321,509 shares at net
  asset value of $10.28 per share (cost $14,128,774).........             -    13,591,487             -             -             -
  High Income Fund, Class I, 5,901,192 shares at net
  asset value of $9.42 per share (cost $57,082,784)..........             -             -    55,568,355             -             -
  High Income Fund, Class II, 454,958 shares at net
  asset value of $9.42 per share (cost $4,278,972)...........             -             -             -     4,285,828             -
  Diversified Income Fund, Class I, 11,656,011 shares at net
  asset value of $16.62 per share (cost $205,333,532)........             -             -             -             -   193,685,171
                                                               ------------  ------------  ------------  ------------  ------------
    Total assets............................................         36,167    13,591,487    55,568,355     4,285,828   193,685,171
                                                               ------------  ------------  ------------  ------------  ------------
LIABILITIES:

Accrued mortality and expense charges.......................             35        11,645        54,488         3,924       194,781
Other accrued expenses......................................              5         1,872         3,793           636        14,064
                                                               ------------  ------------  ------------  ------------  ------------
    Total liabilities.......................................             40        13,517        58,281         4,560       208,845
                                                               ------------  ------------  ------------  ------------  ------------
    Total net assets........................................   $     36,127  $ 13,577,970  $ 55,510,074  $  4,281,268  $193,476,326
                                                               ============  ============  ============  ============  ============
NET ASSETS:

  Contracts in accumulation period............................ $     36,127  $ 13,577,970  $ 55,475,478  $  4,281,268  $192,662,597
  Contracts in annuitization period (note 2)..................            -             -        34,596             -       813,729
                                                               ------------  ------------  ------------  ------------  ------------

    Total net assets........................................   $     36,127  $ 13,577,970  $ 55,510,074  $  4,281,268  $193,476,326
                                                               ============  ============  ============  ============  ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                               DIVERSIFIED   LARGE CAP     LARGE CAP     LARGE CAP     LARGE CAP
                                                                 INCOME        VALUE         VALUE         GROWTH        GROWTH
                                                                CLASS II      CLASS I       CLASS II      CLASS I       CLASS II
                                                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:

  Diversified Income Fund, Class II, 1,343,358 shares at net
  asset value of $16.61 per share (cost $21,345,493).........  $ 22,308,998  $          -  $          -  $          -  $          -
  Large Cap Value Fund, Class I, 7,601,292 shares at net
  asset value of $23.56 per share (cost $215,812,782)........             -   179,085,904             -             -             -
  Large Cap Value Fund, Class II, 227,441 shares at net
  asset value of $23.54 per share (cost $4,860,406)..........             -             -     5,353,827             -             -
  Large Cap Growth Fund, Class I, 5,794,497 shares at net
  asset value of $22.16 per share (cost $111,559,995)........             -             -             -   128,407,436             -
  Large Cap Growth Fund, Class II, 939,620 shares at net
  asset value of $22.14 per share (cost $18,308,911).........             -             -             -             -    20,801,792
                                                               ------------  ------------  ------------  ------------  ------------
    Total assets............................................     22,308,998   179,085,904     5,353,827   128,407,436    20,801,792
                                                               ------------  ------------  ------------  ------------  ------------
LIABILITIES:

Accrued mortality and expense charges.......................         20,644       178,838         5,163       128,836        19,268
Other accrued expenses......................................          3,937        14,777           862        10,725         3,041
                                                               ------------  ------------  ------------  ------------  ------------
    Total liabilities.......................................         24,581       193,615         6,025       139,561        22,309
                                                               ------------  ------------  ------------  ------------  ------------
    Total net assets........................................   $ 22,284,417  $178,892,289  $  5,347,802  $128,267,875  $ 20,779,483
                                                               ============  ============  ============  ============  ============
NET ASSETS:

  Contracts in accumulation period............................ $ 22,284,417  $178,565,839  $  5,347,802  $128,166,554  $ 20,779,483
  Contracts in annuitization period (note 2)..................            -       326,450             -       101,321             -
                                                               ------------  ------------  ------------  ------------  ------------

    Total net assets........................................   $ 22,284,417  $178,892,289  $  5,347,802  $128,267,875  $ 20,779,483
                                                               ============  ============  ============  ============  ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                MID CAP       MID CAP      SMALL CAP     SMALL CAP   EQUITY INCOME
                                                                CLASS I       CLASS II      CLASS I       CLASS II      CLASS II
                                                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:

  Mid Cap Fund, Class I, 9,127,438 shares at net
  asset value of $14.14 per share (cost $129,748,759)........  $129,089,268  $          -  $          -  $          -  $          -
  Mid Cap Fund, Class II, 845,608 shares at net
  asset value of $14.13 per share (cost $10,219,452).........             -    11,951,113             -             -             -
  Small Cap Fund, Class I, 506,731 shares at net
  asset value of $10.75 per share (cost $4,276,869)..........             -             -     5,449,225             -             -
  Small Cap Fund, Class II, 129,106 shares at net
  asset value of $10.74 per share (cost $1,076,307)..........             -             -             -     1,387,019             -
  Equity Income Fund, Class II, 163,271 shares at net
  asset value of $10.35 per share (cost $1,627,797)..........             -             -             -             -     1,690,246
                                                               ------------  ------------  ------------  ------------  ------------
    Total assets............................................    129,089,268    11,951,113     5,449,225     1,387,019     1,690,246
                                                               ------------  ------------  ------------  ------------  ------------
LIABILITIES:

Accrued mortality and expense charges.......................        128,284        11,300         5,261         1,344         1,496
Other accrued expenses......................................          9,121         1,774           517           220           209
                                                               ------------  ------------  ------------  ------------  ------------
    Total liabilities.......................................        137,405        13,074         5,778         1,564         1,705
                                                               ------------  ------------  ------------  ------------  ------------
    Total net assets........................................   $128,951,863  $ 11,938,039  $  5,443,447  $  1,385,455  $  1,688,541
                                                               ============  ============  ============  ============  ============
NET ASSETS:

  Contracts in accumulation period............................ $128,841,787  $ 11,938,039  $  5,443,447  $  1,385,455  $  1,688,541
  Contracts in annuitization period (note 2)..................      110,076             -             -             -             -
                                                               ------------  ------------  ------------  ------------  ------------

    Total net assets........................................   $128,951,863  $ 11,938,039  $  5,443,447  $  1,385,455  $  1,688,541
                                                               ============  ============  ============  ============  ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                             INTERNATIONAL  INTERNATIONAL   INVESCO       INVESCO      BLACKROCK
                                                                 STOCK          STOCK        GLOBAL      GOVERNMENT      GLOBAL
                                                                CLASS I        CLASS II    REAL ESTATE   SECURITIES    ALLOCATION
                                                               SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:

  International Stock Fund, Class I, 6,546,487 shares at net
  asset value of $9.99 per share (cost $71,773,506).........  $ 65,396,655  $          -  $          -  $          -  $          -
  International Stock Fund, Class II, 1,325,823 shares at net
  asset value of $9.99 per share (cost $12,195,644).........             -    13,241,605             -             -             -

INVESTMENTS IN INVESCO VARIABLE INSURANCE FUNDS:

  Global Real Estate Fund, Series II, 648,587 shares at net
  asset value of $13.31 per share (cost $7,388,611)..........            -             -     8,632,697             -             -
  Governement Securities, Series II, 927,876 shares at net
  asset value of $11.92 per share (cost $11,381,747).........            -             -             -    11,060,288             -

INVESTEMENTS IN BLACKROCK VARIABLE SERIES FUND, INC.:

  Global Allocation V.I. Fund, Class III, 1,222,866 shares at
  net asset value of $14.49 per share (cost $17,151,851).....            -             -             -             -    17,719,324
                                                              ------------  ------------  ------------  ------------  ------------
    Total assets............................................    65,396,655    13,241,605     8,632,697    11,060,288    17,719,324
                                                              ------------  ------------  ------------  ------------  ------------
LIABILITIES:

Accrued mortality and expense charges.......................        64,224        12,370         8,078         9,761        14,733
Other accrued expenses......................................         4,960         1,954         1,310         1,540         2,055
                                                              ------------  ------------  ------------  ------------  ------------
    Total liabilities.......................................        69,184        14,324         9,388        11,301        16,788
                                                              ------------  ------------  ------------  ------------  ------------
    Total net assets........................................  $ 65,327,471  $ 13,227,281  $  8,623,309  $ 11,048,987  $ 17,702,536
                                                              ============  ============  ============  ============  ============
NET ASSETS:

  Contracts in accumulation period............................$ 65,296,115  $ 13,227,281  $  8,619,772  $ 11,048,987  $ 17,702,536
  Contracts in annuitization period (note 2)..................      31,356             -         3,537             -             -
                                                              ------------  ------------  ------------  ------------  ------------

    Total net assets........................................  $ 65,327,471  $ 13,227,281  $  8,623,309  $ 11,048,987  $ 17,702,536
                                                              ============  ============  ============  ============  ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            FRANKLIN      FRANKLIN
                                                                FRANKLIN      FRANKLIN   MUTUAL GLOBAL    DEVLOPING        MFS
                                                              HIGH INCOME      INCOME      DISCOVERY       MARKETS      STRATEGIC
                                                               SECURITIES    SECURITIES    SECURITIES    SECURITIES      INCOME
                                                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST:

  High Income Securities Fund, Class 4, 3,945,629
  shares at net asset value of $6.57 per share
  (cost $23,048,471) ........................................  $ 25,922,779  $          -  $          -  $          -  $          -
  Income Securities Fund, Class 4, 1,341,482 shares
  at net asset value of $15.04 per share
  (cost $18,290,426).........................................             -    20,175,890             -             -             -
  Mutual Global Discovery Securities Fund, Class 4,
  528,306 shares at net asset value of $21.01 per
  share (cost $9,946,300) ...................................             -             -    11,099,717             -             -
  Developing Market Securities Fund, 184,678 shares
  at net asset value of $11.30 per share
  (cost $1,458,781)..........................................             -             -             -     2,086,865             -

INVESTMENTS IN MFS VARIABLE INSURANCE TRUST:

  Strategic Income Series, 137,327 shares at net
  asset value of $10.14 per share
  (cost $1,369,017)..........................................             -             -             -             -     1,392,499
                                                               ------------  ------------  ------------  ------------  ------------
    Total assets..................... .......................    25,922,779    20,175,890    11,099,717     2,086,865     1,392,499
                                                               ------------  ------------  ------------  ------------  ------------
LIABILITIES:

Accrued mortality and expense charges.......................         24,937        18,944        10,656         2,191         1,472
Other accrued expenses......................................          4,330         3,080         1,598           263           177
                                                               ------------  ------------  ------------  ------------  ------------
    Total liabilities.......................................         29,267        22,024        12,254         2,454         1,649
                                                               ------------  ------------  ------------  ------------  ------------
    Total net assets........................................   $ 25,893,512  $ 20,153,866  $ 11,087,463  $  2,084,411  $  1,390,850
                                                               ============  ============  ============  ============  ============
NET ASSETS:

  Contracts in accumulation period..........................   $ 25,893,512  $ 20,149,862  $ 11,083,493  $  2,084,411  $  1,387,865
  Contracts in annuitization period (note 2)................              -         4,004         3,970             -         2,985
                                                               ------------  ------------  ------------  ------------  ------------

    Total net assets........................................   $ 25,893,512  $ 20,153,866  $ 11,087,463  $  2,084,411  $  1,390,850
                                                               ============  ============  ============  ============  ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                      OPPENHEIMER  OPPENHEIMER   OPPENHEIMER   OPPENHEIMER         PIMCO
                                                         HIGH     MAIN STREET       MAIN      INTERNATIONAL       COMMODITY
                                                        INCOME     SMALL CAP       STREET        GROWTH       REALRETURN STRATEGY
                                                      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT         SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN OPPENHEIMER VARIABLE ACCOUNT FUNDS:

  High Income Fund/VA, 567,679 shares at net
  asset value of $2.13 per share (cost $5,003,121)..... $ 1,209,156  $          -  $          -  $             -   $          -
  Main Street Small Cap Fund/VA, 848,241 shares at net
  asset value of $17.50 per share (cost $11,258,113)...           -    14,844,223             -                -              -
  Main Street Fund/VA, 1,460,333 shares at net
  asset value of $20.71 per share (cost $25,043,015)...           -             -    30,243,493                -

INVESTMENTS IN PANORAMA SERIES FUND, INC.:

  International Growth Fund/VA, 13,733,762 shares at net
  asset value of $1.94 per share (cost $21,673,645)...            -             -             -       26,643,498              -

INVESTMENTS IN PIMCO VARIABLE INSURANCE TRUST:

  Commodity RealReturn Strategy Porfolio, 1,688,572
  shares at net asset value of $9.06 per share
  (cost $14,074,241)...................................           -             -             -                -     15,298,464
                                                        -----------  ------------  ------------  ---------------   ------------
    Total assets.. ....................................   1,209,156    14,844,223    30,243,493       26,643,498     15,298,464
                                                        -----------  ------------  ------------  ---------------   ------------
LIABILITIES:

Accrued mortality and expense charges.................        1,276        14,280        28,412           25,273         14,120
Other accrued expenses................................          153         2,398         5,125            4,185          2,231
                                                        -----------  ------------  ------------  ---------------   ------------
    Total liabilities.................................        1,429        16,678        33,537           29,458         16,351
                                                        -----------  ------------  ------------  ---------------   ------------
    Total net assets..................................  $ 1,207,727  $ 14,827,545  $ 30,209,956  $    26,614,040   $ 15,282,113
                                                        ===========  ============  ============  ===============   ============
NET ASSETS:

  Contracts in accumulation period............ ........ $ 1,198,616  $ 14,827,545  $ 30,209,956  $    26,614,040   $ 15,282,113
  Contracts in annuitization period (note 2)... .......       9,111             -             -                -              -
                                                        -----------  ------------  ------------  ---------------   ------------

    Total net assets............................. ..... $ 1,207,727  $ 14,827,545  $ 30,209,956  $    26,614,040   $ 15,282,113
                                                        ===========  ============  ============  ===============   ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                      PIMCO           PIMCO          T. ROWE PRICE   VAN KAMPEN    VAN KAMPEN
                                                      TOTAL           GLOBAL         INTERNATIONAL   GROWTH AND      MID CAP
                                                      RETURN           BOND             STOCK          INCOME        GROWTH
                                                    SUBACCOUNT      SUBACCOUNT        SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN PIMCO VARIABLE INSURANCE TRUST:

  Total Return Portfolio, Advisor Class 6,586,581
  shares at net asset value of $11.08 per share
  (cost $72,563,753)...............................  $  72,757,715   $          -    $           -    $          -   $          -
  Global Bond Portfolio (Unhedged), Advisor Class,
  2,188,876 shares at net asset value of $13.49
  per share (cost $28,569,681).....................              -     29,527,943                -               -              -

INVESTMENTS IN T. ROWE PRICE INTERNATIONAL SERIES, INC.:

  International Stock Portfolio, 726,988 shares at
  net asset value of $13.88 per share
  (cost $9,698,573)................................              -              -       10,090,587               -              -

INVESTMENTS IN VAN KAMPEN LIFE INVESTMENT TRUST:

  Growth and Income Portfolio Class II Shares,
  2,725,885 shares at net asset value of $18.37
  per share (cost $42,331,071).....................              -              -                -      50,074,506              -
  Mid Cap Growth Portfolio Class II Shares,
  3,673,399 shares at net asset value of $4.06 per
  share (cost $10,541,525).........................              -              -                -               -     14,914,000
                                                     -------------   ------------    -------------    ------------   ------------
   Total assets ...................................     72,757,715     29,527,943       10,090,587      50,074,506     14,914,000
                                                     -------------   ------------    -------------    ------------   ------------
LIABILITIES:

Accrued mortality and expense charges.............          70,915         27,887           10,603          47,158         14,441
Other accrued expenses............................          10,199          4,669            1,272           7,863          2,480
                                                     -------------   ------------    -------------    ------------   ------------
   Total liabilities..............................          81,114         32,556           11,875          55,021         16,921
                                                     -------------   ------------    -------------    ------------   ------------
   Total net assets...............................   $  72,676,601   $ 29,495,387    $  10,078,712    $ 50,019,485   $ 14,897,079
                                                     =============   ============    =============    ============   ============
NET ASSETS:

  Contracts in accumulation period.................  $  72,676,601   $ 29,495,387    $  10,063,522    $ 50,015,652   $ 14,897,079
  Contracts in annuitization period (note 2).......              -              -           15,190           3,833              -
                                                     -------------   ------------    -------------    ------------   ------------

   Total net assets...............................   $  72,676,601   $ 29,495,387    $  10,078,712    $ 50,019,485   $ 14,897,079
                                                     =============   ============    =============    ============   ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

---------------------------------------------------------------------------------------------------------------------------------
                                                    CONSERVATIVE    CONSERVATIVE     MODERATE         MODERATE      AGGRESSIVE
                                                    ALLOCATION      ALLOCATION      ALLOCATION       ALLOCATION     ALLOCATION
                                                      CLASS I        CLASS II        CLASS I         CLASS II        CLASS I
                                                     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................................  $   4,953,666   $  1,328,070    $   5,530,719    $    878,996   $    301,068
  Mortality and expense charges (note 3)..........     (1,433,882)      (287,678)      (2,149,359)       (239,222)      (218,086)
  Administrative charges..........................       (183,499)       (41,483)        (264,103)        (34,814)        17,986
                                                    -------------   ------------    -------------    ------------   ------------
  Net investment income (loss)....................      3,336,285        998,909        3,117,257         604,960         64,996
                                                    -------------   ------------    -------------    ------------   ------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares.....         44,761         65,534       (3,961,981)         81,965       (635,492)
  Realized gain distributions.....................              -              -                -               -              -
                                                    -------------   ------------    -------------    ------------   ------------
  Net realized gain (loss) on investments.........         44,761         65,534       (3,961,981)         81,965       (635,492)

NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS:..................      4,988,449        765,193       16,257,600       1,327,843      2,271,273
                                                    -------------   ------------    -------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................
                                                    $   8,369,495   $  1,829,636    $  15,412,876    $  2,014,768   $  1,700,777
                                                    =============   ============    =============    ============   ============

---------------------------------------------------------------------------------------------------------------------------------
                                                    AGGRESSIVE         MONEY           MONEY
                                                    ALLOCATION        MARKET          MARKET            BOND           BOND
                                                     CLASS II        CLASS I         CLASS II          CLASS I       CLASS II
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................................  $      20,174    $         -    $           -    $  7,727,915   $    881,052
  Mortality and expense charges (note 3)..........         (9,285)      (796,708)          (3,408)     (2,346,995)      (200,401)
  Administrative charges..........................         (1,380)       (57,964)            (504)       (188,055)       (30,662)
                                                    -------------   ------------    -------------    ------------   ------------
  Net investment income (loss)....................          9,509       (854,672)          (3,912)      5,192,865        649,989
                                                    -------------   ------------    -------------    ------------   ------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares.....            857              -                -         962,187         16,371
  Realized gain distributions.....................              -              -                -               -              -
                                                    -------------   ------------    -------------    ------------   ------------
  Net realized gain (loss) on investments.........            857              -                -         962,187         16,371

NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS:..................         87,898              -                -       3,292,063        (78,926)
                                                    -------------   ------------    -------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $      98,264   $   (854,672)   $      (3,912)   $  9,447,115   $    587,434
                                                    =============   ============    =============    ============   ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                      HIGH              HIGH      DIVERSIFIED
                                                    FOUNDATION      FOUNDATION       INCOME            INCOME       INCOME
                                                     CLASS I         CLASS II        CLASS I          CLASS II      CLASS I
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................................  $       1,485    $   534,627    $   4,147,319    $    303,771   $  6,814,875
  Mortality and expense charges (note 3)..........            (72)       (43,434)        (665,738)        (28,444)    (2,401,817)
  Administrative charges..........................             (9)        (6,894)         (44,826)         (4,422)      (173,364)
                                                    -------------   ------------    -------------    ------------   ------------
  Net investment income (loss)....................          1,404        484,299        3,436,755         270,905      4,239,694
                                                    -------------   ------------    -------------    ------------   ------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares.....              -          1,339         (150,037)          1,693     (4,612,204)
  Realized gain distributions.....................              -              -                -               -              -
                                                    -------------   ------------    -------------    ------------   ------------
  Net realized gain (loss) on investments.........              -          1,339         (150,037)          1,693     (4,612,204)

NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS:..................         (1,754)      (537,287)       2,352,483         (17,887)    20,551,848
                                                    -------------   ------------    -------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $        (350)   $   (51,649)   $   5,639,201    $    254,711   $ 20,179,338
                                                    =============   ============    =============    ============   ============

---------------------------------------------------------------------------------------------------------------------------------
                                                    DIVERSIFIED     LARGE CAP        LARGE CAP        LARGE CAP     LARGE CAP
                                                      INCOME          VALUE            VALUE           GROWTH        GROWTH
                                                     CLASS II        CLASS I         CLASS II          CLASS I      CLASS II
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................................  $     740,471   $  3,368,341    $      92,316    $    687,912   $     80,740
  Mortality and expense charges (note 3)..........       (154,818)    (2,215,396)         (47,880)     (1,506,935)      (135,566)
  Administrative charges..........................        (28,535)      (179,076)          (7,530)       (122,212)       (20,706)
                                                    -------------   ------------    -------------    ------------   ------------
  Net investment income (loss)....................        557,118        973,869           36,906        (941,235)       (75,532)
                                                    -------------   ------------    -------------    ------------   ------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares.....        109,365    (11,629,388)           5,432       1,348,482          6,284
  Realized gain distributions.....................              -              -                -               -              -
                                                    -------------   ------------    -------------    ------------   ------------
  Net realized gain (loss) on investments.........        109,365    (11,629,388)           5,432       1,348,482          6,284

NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS:..................        791,721     22,151,472          305,246      12,301,731      1,961,804
                                                    -------------   ------------    -------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $   1,458,204   $ 11,495,953    $     347,584    $ 12,708,978   $  1,892,556
                                                    =============   ============    =============    ============   ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                     MID CAP         MID CAP        SMALL CAP        SMALL CAP     EQUITY INCOME
                                                     CLASS I         CLASS II        CLASS I          CLASS II       CLASS II
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................................  $     468,476   $     23,971    $      35,915    $      7,146   $          -
  Mortality and expense charges (note 3)..........     (1,519,796)       (95,130)         (55,793)        (11,939)        (6,078)
  Administrative charges..........................       (105,797)       (14,330)          (5,639)         (1,834)          (813)
                                                    -------------   ------------    -------------    ------------   ------------
  Net investment income (loss)....................     (1,157,117)       (85,489)         (25,517)         (6,627)        (6,891)
                                                    -------------   ------------    -------------    ------------   ------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares.....    (17,890,657)       356,915           85,769          10,638             80
  Realized gain distributions.....................              -              -                -               -         40,347
                                                    -------------   ------------    -------------    ------------   ------------
  Net realized gain (loss) on investments.........    (17,890,657)       356,915           85,769          10,638         40,427

NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS:..................     40,778,606      1,351,844          979,720         241,048         62,449
                                                    -------------   ------------    -------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $  21,730,832   $  1,623,270    $   1,039,972    $    245,059   $     95,985
                                                    =============   ============    =============    ============   ============

---------------------------------------------------------------------------------------------------------------------------------
                                                    INTERNATIONAL    INTERNATIONAL     INVESCO         INVESCO       BLACKROCK
                                                       STOCK            STOCK          GLOBAL         GOVERNMENT       GLOBAL
                                                      CLASS I          CLASS II      REAL ESTATE      SECURITIES     ALLOCATION
                                                     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................................  $   1,651,540   $    187,812    $     367,191    $    241,577   $    185,306
  Mortality and expense charges (note 3)..........       (774,096)       (96,864)         (74,570)        (36,000)       (42,476)
  Administrative charges..........................        (57,725)       (14,707)         (11,570)         (5,564)        (6,223)
                                                    -------------   ------------    -------------    ------------   ------------
  Net investment income (loss)....................        819,719         76,241          281,051         200,013        136,607
                                                    -------------   ------------    -------------    ------------   ------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares.....    (12,192,537)        30,412           48,915             108          1,206
  Realized gain distributions.....................              -              -                -               -        100,652
                                                    -------------   ------------    -------------    ------------   ------------
  Net realized gain (loss) on investments.........    (12,192,537)        30,412           48,915             108        101,858

NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS:..................     14,713,376        783,775          767,538        (321,459)       567,473
                                                    -------------   ------------    -------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $   3,340,558   $    890,428    $   1,097,504    $   (121,338)  $    805,938
                                                    =============   ============    =============    ============   ============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                  FRANKLIN       FRANKLIN          FRANKLIN            FRANKLIN           MFS
                                                 HIGH INCOME      INCOME         MUTUAL GLOBAL    DEVELOPING MARKETS   STRATEGIC
                                                 SECURITIES     SECURITIES   DISCOVERY SECURITIES     SECURITIES         INCOME
                                                 SUBACCOUNT     SUBACCOUNT        SUBACCOUNT          SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.............................  $   1,394,573  $    955,126  $            119,737  $           31,363  $   70,626
  Mortality and expense charges (note 3)......       (243,202)     (175,373)             (102,030)            (24,716)    (17,911)
  Administrative charges......................        (40,455)      (28,906)              (15,188)             (2,966)     (2,149)
                                                -------------  ------------  --------------------  ------------------  ----------
  Net investment income (loss)................      1,110,916       750,847                 2,519               3,681      50,566
                                                -------------  ------------  --------------------  ------------------  ----------

REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares.        146,374        85,076                33,594              76,509      (1,358)
  Realized gain distributions.................              -             -                     -                   -           -
                                                -------------  ------------  --------------------  ------------------  ----------
  Net realized gain (loss) on investments.....        146,374        85,076                33,594              76,509      (1,358)

NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS:..............      1,157,286       911,521               892,159             209,913      69,656
                                                -------------  ------------  --------------------  ------------------  ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................
                                                $   2,414,576  $  1,747,444  $            928,272  $          290,103  $  118,864
                                                =============  ============  ====================  ==================  ==========
---------------------------------------------------------------------------------------------------------------------------------
                                                OPPENHEIMER     OPPENHEIMER   OPPENHEIMER       OPPENHEIMER          PIMCO
                                                   HIGH         MAIN STREET      MAIN          INTERNATIONAL       COMMODITY
                                                  INCOME         SMALL CAP      STREET            GROWTH      REALRETURN STRATEGY
                                                SUBACCOUNT      SUBACCOUNT    SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.............................  $      81,229   $    42,154   $     167,767    $    168,560   $         1,557,843
  Mortality and expense charges (note 3)......        (15,691)     (134,269)       (260,182)       (231,912)             (116,182)
  Administrative charges......................         (1,883)      (21,790)        (45,579)        (37,371)              (18,064)
                                                -------------  ------------   -------------    ------------   -------------------
  Net investment income (loss)................         63,655      (113,905)       (137,994)       (100,723)            1,423,597
                                                -------------  ------------   -------------    ------------   -------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares.     (1,088,429)      164,743         157,458         143,760               (43,177)
  Realized gain distributions.................              -             -               -               -               238,461
                                                -------------  ------------   -------------    ------------   -------------------
  Net realized gain (loss) on investments.....     (1,088,429)      164,743         157,458         143,760               195,284

NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS:..............      1,179,338     2,391,091       3,419,646       2,980,768             1,078,826
                                                -------------  ------------   -------------    ------------   -------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................  $     154,564  $  2,441,929   $   3,439,110    $  3,023,805   $         2,697,707
                                                =============  ============   =============    ============   ===================

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                       PIMCO          PIMCO         T. ROWE PRICE    VAN KAMPEN     VAN KAMPEN
                                                       TOTAL          GLOBAL        INTERNATIONAL    GROWTH AND       MID CAP
                                                      RETURN           BOND            STOCK           INCOME         GROWTH
                                                    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................................  $   1,311,446   $    599,303    $      86,900    $     30,646   $           -
  Mortality and expense charges (note 3)..........       (649,721)      (261,767)        (122,675)       (420,895)       (138,276)
  Administrative charges..........................        (91,538)       (42,174)         (14,721)        (67,864)        (22,966)
                                                    -------------   ------------    -------------    ------------   -------------
  Net investment income (loss)....................        570,187        295,362          (50,496)       (458,113)       (161,242)
                                                    -------------   ------------    -------------    ------------   -------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares.....        198,534         66,932         (138,994)        207,619         262,168
  Realized gain distributions.....................      2,190,641        674,483           28,967               -               -
                                                    -------------   ------------    -------------    ------------   -------------
  Net realized gain (loss) on investments.........      2,389,175        741,415         (110,027)        207,619         262,168

NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS:..................         47,386      1,166,035        1,309,522       4,838,117       2,845,228
                                                    -------------   ------------    -------------    ------------   -------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $   3,006,748   $  2,202,812    $   1,148,999    $  4,587,623   $   2,946,154
                                                    =============   ============    =============    ============   =============

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------------------
                                                         CONSERVATIVE ALLOCATION,                 CONSERVATIVE ALLOCATION,
                                                            CLASS I SUBACCOUNT                       CLASS II SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $       3,336,285    $       2,007,942    $         998,909    $         176,945
  Net realized gain (loss) on investments.......             44,761           (2,169,108)              65,534                  861
  Net change in unrealized appreciation or
    (depreciation) on investments...............          4,988,449           15,480,343              765,193              315,410
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................          8,369,495           15,319,177            1,829,636              493,216
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          3,021,536            6,197,492            9,585,359            8,076,675
  Transfers between subaccounts (including
    fixed accounts), net........................          6,508,591           25,873,761           12,442,430            4,384,370
  Payment for contract benefits and terminations        (12,926,824)         (10,040,763)          (1,120,213)            (134,701)
  Contract charges and fees.....................           (510,642)            (394,970)            (169,488)              (3,542)
  Adjustments to net assets allocated to
    contracts in payout period..................                  -                    -                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets from
      contract transactions.....................         (3,907,339)          21,635,520           20,738,088           12,322,802
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......          4,462,156           36,954,697           22,567,724           12,816,018

NET ASSETS:
  Beginning of period...........................        121,849,628           84,894,931           12,816,018                    -
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $     126,311,784    $     121,849,628    $      35,383,742    $      12,816,018
                                                  =================    =================    =================    =================

----------------------------------------------------------------------------------------------------------------------------------
                                                           MODERATE ALLOCATION,                      MODERATE ALLOCATION,
                                                            CLASS I SUBACCOUNT                       CLASS II SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $       3,117,257    $       1,728,900    $         604,960    $         107,934
  Net realized gain (loss) on investments.......         (3,961,981)          (6,645,593)              81,965               19,140
  Net change in unrealized appreciation or
    (depreciation) on investments...............         16,257,600           35,545,234            1,327,843              553,412
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................         15,412,876           30,628,541            2,014,768              680,486
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          4,259,740            9,383,486           13,641,734            8,331,931
  Transfers between subaccounts (including
    fixed accounts), net........................         (2,005,133)          11,198,286            5,704,800            3,198,397
  Payment for contract benefits and terminations        (18,856,663)         (13,019,944)          (1,706,398)             (61,386)
  Contract charges and fees.....................           (871,623)            (798,633)            (123,280)                 (25)
  Adjustments to net assets allocated to
    contracts in payout period..................              5,403                4,454                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets from
      contract transactions.....................        (17,468,276)           6,767,649           17,516,856           11,468,917
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......         (2,055,400)          37,396,190           19,531,624           12,149,403

NET ASSETS:
  Beginning of period...........................        190,516,603          153,120,413           12,149,403                    -
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $     188,461,203    $     190,516,603    $      31,681,027    $      12,149,403
                                                  =================    =================    =================    =================

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                          AGGRESSIVE ALLOCATION,                    AGGRESSIVE ALLOCATION,
                                                            CLASS I SUBACCOUNT                       CLASS II SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $          64,996    $          40,282    $           9,509    $           2,775
  Net realized gain (loss) on investments.......           (635,492)          (1,195,013)                 857                   54
  Net change in unrealized appreciation or
    (depreciation) on investments...............          2,271,273            4,740,135               87,898               30,813
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................          1,700,777            3,585,404               98,264               33,642
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........            901,658            1,035,601              727,075              340,385
  Transfers between subaccounts (including
    fixed accounts), net........................            946,412            1,832,133               93,958              139,857
  Payment for contract benefits and terminations         (2,386,540)          (1,190,732)              (9,947)                   -
  Contract charges and fees.....................            (31,069)             (30,508)                (425)                   -
  Adjustments to net assets allocated to
    contracts in payout period..................                185                  180                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets from
      contract transactions.....................           (569,354)           1,646,674              810,661              480,242
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......          1,131,423            5,232,078              908,925              513,884

NET ASSETS:
  Beginning of period...........................         18,241,188           13,009,110              513,884                    -
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $      19,372,611    $      18,241,188    $       1,422,809    $         513,884
                                                  =================    =================    =================    =================

----------------------------------------------------------------------------------------------------------------------------------
                                                               MONEY MARKET,                             MONEY MARKET,
                                                            CLASS I SUBACCOUNT                       CLASS II SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................   $       (854,672)   $      (1,257,866)   $          (3,912)   $             (60)
  Net realized gain (loss) on investments.......                  -                    -                    -                    -
  Net change in unrealized appreciation or
    (depreciation) on investments...............                  -                    -                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................           (854,672)          (1,257,866)              (3,912)                 (60)
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          1,805,517            2,705,370              585,358              183,109
  Transfers between subaccounts (including
    fixed accounts), net........................          6,303,800             (324,662)             303,160                9,352
  Payment for contract benefits and terminations        (28,305,209)         (61,680,738)            (492,739)              (7,107)
  Contract charges and fees.....................           (284,034)            (602,256)                (290)                   -
  Adjustments to net assets allocated to
    contracts in payout period..................                 55                   65                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets from
      contract transactions.....................        (20,479,871)         (59,902,221)             395,489              185,354
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......        (21,334,543)         (61,160,087)             391,577              185,294

NET ASSETS:
  Beginning of period...........................         78,847,746          140,007,833              185,294                    -
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $      57,513,203    $      78,847,746    $         576,871    $         185,294
                                                  =================    =================    =================    =================

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                   BOND,                                     BOND,
                                                            CLASS I SUBACCOUNT                       CLASS II SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $       5,192,865    $       6,517,246    $         649,989    $         202,894
  Net realized gain (loss) on investments.......            962,187           (1,500,477)              16,371                1,560
  Net change in unrealized appreciation or
    (depreciation) on investments...............          3,292,063            5,960,601              (78,926)            (121,493)
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................          9,447,115           10,977,370              587,434               82,961
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          2,189,118            6,828,626            6,061,322            6,996,930
  Transfers between subaccounts (including
    fixed accounts), net........................           (919,579)            (858,582)           6,650,577            2,768,943
  Payment for contract benefits and terminations        (34,707,229)         (38,143,407)            (758,497)            (136,293)
  Contract charges and fees.....................           (481,337)            (687,509)            (116,606)              (3,645)
  Adjustments to net assets allocated to
    contracts in payout period..................             (1,250)               1,686                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................        (33,920,277)         (32,859,186)          11,836,796            9,625,935
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......        (24,473,162)         (21,881,816)          12,424,230            9,708,896

NET ASSETS:
  Beginning of period...........................        209,752,052          231,633,868            9,708,896                    -
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $     185,278,890    $     209,752,052    $      22,133,126    $       9,708,896
                                                  =================    =================    =================    =================

----------------------------------------------------------------------------------------------------------------------------------
                                                      FOUNDATION, CLASS I SUBACCOUNT           FOUNDATION, CLASS II SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $           1,404    $               -    $         484,299    $               -
  Net realized gain (loss) on investments.......                  -                    -                1,339                    -
  Net change in unrealized appreciation or
    (depreciation) on investments...............             (1,754)                   -             (537,287)                   -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................               (350)                   -              (51,649)                   -
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........                  -                    -           13,793,676                    -
  Transfers between subaccounts (including
    fixed accounts), net........................             36,477                    -               81,396                    -
  Payment for contract benefits and terminations                  -                    -             (245,188)                   -
  Contract charges and fees.....................                  -                    -                 (265)                   -
  Adjustments to net assets allocated to
    contracts in payout period..................                  -                    -                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................             36,477                    -           13,629,619                    -
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......             36,127                    -           13,577,970                    -

NET ASSETS:
  Beginning of period...........................                  -                    -                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $          36,127    $               -    $      13,577,970    $               -
                                                  =================    =================    =================    =================

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                     HIGH INCOME, CLASS I SUBACCOUNT           HIGH INCOME, CLASS II SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $       3,436,755    $       3,883,043    $         270,905    $          50,161
  Net realized gain (loss) on investments.......           (150,037)          (2,747,616)               1,693                  403
  Net change in unrealized appreciation or
    (depreciation) on investments...............          2,352,483           15,568,588              (17,887)              24,744
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................          5,639,201           16,704,015              254,711               75,308
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........            470,845              866,935            2,105,615              861,588
  Transfers between subaccounts (including
    fixed accounts), net........................         (1,514,093)          (5,305,082)             908,664              229,714
  Payment for contract benefits and terminations         (9,021,859)          (9,489,057)            (121,665)             (19,627)
  Contract charges and fees.....................           (114,268)            (158,748)             (12,704)                (336)
  Adjustments to net assets allocated to
    contracts in payout period..................                697                  629                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................        (10,178,678)         (14,085,323)           2,879,910            1,071,339
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......         (4,539,477)           2,618,692            3,134,621            1,146,647

NET ASSETS:
  Beginning of period...........................         60,049,551           57,430,859            1,146,647                    -
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $      55,510,074    $      60,049,551    $       4,281,268    $       1,146,647
                                                  =================    =================    =================    =================

----------------------------------------------------------------------------------------------------------------------------------
                                                            DIVERSIFIED INCOME,                      DIVERSIFIED INCOME,
                                                            CLASS I SUBACCOUNT                       CLASS II SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $       4,239,694    $       5,881,232    $         557,118    $         115,544
  Net realized gain (loss) on investments.......         (4,612,204)         (13,412,289)             109,365                5,760
  Net change in unrealized appreciation or
    (depreciation) on investments...............         20,551,848           25,063,347              791,721              171,784
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................         20,179,338           17,532,290            1,458,204              293,088
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          2,497,446            3,512,029            9,854,238            4,443,231
  Transfers between subaccounts (including
    fixed accounts), net........................         (7,670,034)          (6,576,870)           5,358,880            1,558,303
  Payment for contract benefits and terminations        (35,738,585)         (36,437,953)            (583,928)             (40,595)
  Contract charges and fees.....................           (353,216)            (385,912)             (57,004)                   -
  Adjustments to net assets allocated to
    contracts in payout period..................             10,855              (73,097)                   -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................        (41,253,534)         (39,961,803)          14,572,186            5,960,939
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......        (21,074,196)         (22,429,513)          16,030,390            6,254,027

NET ASSETS:
  Beginning of period...........................        214,550,522          236,980,035            6,254,027                    -
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $     193,476,326    $     214,550,522    $      22,284,417    $       6,254,027
                                                  =================    =================    =================    =================

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                   LARGE CAP VALUE, CLASS I SUBACCOUNT       LARGE CAP VALUE, CLASS II SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $         973,869    $       1,822,098    $          36,906    $          11,929
  Net realized gain (loss) on investments.......        (11,629,388)         (21,412,300)               5,432                1,359
  Net change in unrealized appreciation or
    (depreciation) on investments...............         22,151,472           46,011,458              305,246              188,174
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................         11,495,953           26,421,256              347,584              201,462
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          1,760,041            2,333,467            1,286,412            1,884,359
  Transfers between subaccounts (including
    fixed accounts), net........................         (9,790,439)          (6,774,651)           1,369,071              506,659
  Payment for contract benefits and terminations        (30,614,480)         (27,969,382)            (177,556)             (42,462)
  Contract charges and fees.....................           (371,983)            (419,875)             (26,801)                (926)
  Adjustments to net assets allocated to
    contracts in payout period..................              4,190                7,703                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................        (39,012,671)         (32,822,738)           2,451,126            2,347,630
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......        (27,516,718)          (6,401,482)           2,798,710            2,549,092

NET ASSETS:
  Beginning of period...........................        206,409,007          212,810,489            2,549,092                    -
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $     178,892,289    $     206,409,007    $       5,347,802    $       2,549,092
                                                  =================    =================    =================    =================

----------------------------------------------------------------------------------------------------------------------------------
                                                   LARGE CAP GROWTH, CLASS I SUBACCOUNT      LARGE CAP GROWTH, CLASS II SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $        (941,235)   $        (723,780)   $         (75,532)   $          (7,108)
  Net realized gain (loss) on investments.......          1,348,482           (4,923,263)               6,284                1,432
  Net change in unrealized appreciation or
    (depreciation) on investments...............         12,301,731           45,295,930            1,961,804              531,076
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................         12,708,978           39,648,887            1,892,556              525,400
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          1,329,748            3,549,711            8,445,712            3,927,854
  Transfers between subaccounts (including
    fixed accounts), net........................         (4,737,222)          (6,986,178)           5,043,824            1,612,444
  Payment for contract benefits and terminations        (20,236,166)         (16,674,486)            (533,533)             (66,898)
  Contract charges and fees.....................           (253,718)            (269,604)             (65,498)              (2,378)
  Adjustments to net assets allocated to
    contracts in payout period..................               (456)                  67                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................        (23,897,814)         (20,380,490)          12,890,505            5,471,022
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......        (11,188,836)          19,268,397           14,783,061            5,996,422

NET ASSETS:
  Beginning of period...........................        139,456,711          120,188,314            5,996,422                    -
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $     128,267,875    $     139,456,711    $      20,779,483    $       5,996,422
                                                  =================    =================    =================    =================

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                        MID CAP, CLASS I SUBACCOUNT              MID CAP, CLASS II SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $      (1,157,117)   $        (662,969)   $         (85,489)   $          (6,674)
  Net realized gain (loss) on investments.......        (17,890,657)          (8,564,172)             356,915                  615
  Net change in unrealized appreciation or
    (depreciation) on investments...............         40,778,606           28,998,084            1,351,844              152,270
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................         21,730,832           19,770,943            1,623,270              146,211
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          1,159,152              907,461            3,464,127            1,178,354
  Transfers between subaccounts (including
    fixed accounts), net........................         71,030,664           (4,955,355)           5,507,360              440,946
  Payment for contract benefits and terminations        (22,512,542)          (6,227,562)            (346,599)             (21,914)
  Contract charges and fees.....................           (280,575)            (128,052)             (52,973)                (743)
  Adjustments to net assets allocated to
   contracts in payout period...................               (824)                 431                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................         49,395,875          (10,403,077)           8,571,915            1,596,643
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......         71,126,707            9,367,866           10,195,185            1,742,854

NET ASSETS:
  Beginning of period...........................         57,825,156           48,457,290            1,742,854                    -
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $     128,951,863    $      57,825,156    $      11,938,039    $       1,742,854
                                                  =================    =================    =================    =================

----------------------------------------------------------------------------------------------------------------------------------
                                                       SMALL CAP, CLASS I SUBACCOUNT            SMALL CAP, CLASS II SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $         (25,517)   $         (19,833)   $          (6,627)   $          (1,727)
  Net realized gain (loss) on investments.......             85,769             (146,714)              10,638                  388
  Net change in unrealized appreciation or
    (depreciation) on investments...............            979,720            1,031,992              241,048               69,121
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................          1,039,972              865,445              245,059               67,782
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........            147,856              243,889              321,259              450,110
  Transfers between subaccounts (including
    fixed accounts), net........................          1,181,000                1,569              248,642              108,408
  Payment for contract benefits and terminations           (382,317)            (202,482)             (38,644)             (10,328)
  Contract charges and fees.....................            (13,756)              (8,321)              (6,571)                (262)
  Adjustments to net assets allocated to
   contracts in payout period...................                  -                    -                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
   Net increase (decrease) in net assets
     from contract transactions.................            932,783               34,655              524,686              547,928
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......          1,972,755              900,100              769,745              615,710

NET ASSETS:
  Beginning of period...........................          3,470,692            2,570,592              615,710                    -
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $       5,443,447    $       3,470,692    $       1,385,455    $         615,710
                                                  =================    =================    =================    =================

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                              EQUITY INCOME,                         INTERNATIONAL STOCK,
                                                           CLASS II SUBACCOUNT                        CLASS I SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $          (6,891)   $               -    $         819,719    $         411,346
  Net realized gain (loss) on investments.......             40,427                    -          (12,192,537)          (5,622,791)
  Net change in unrealized appreciation or
    (depreciation) on investments...............             62,449                    -           14,713,376           17,183,419
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................             95,985                    -            3,340,558           11,971,974
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          1,292,334                    -              787,105            1,881,322
  Transfers between subaccounts (including
    fixed accounts), net........................            322,312                    -           15,593,805           (2,865,553)
  Payment for contract benefits and terminations            (21,878)                   -           (9,846,129)          (6,011,607)
  Contract charges and fees.....................               (212)                   -             (166,878)            (128,345)
  Adjustments to net assets allocated to
    contracts in payout period..................                  -                    -                 (589)                 461
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................          1,592,556                    -            6,367,314           (7,123,722)
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......          1,688,541                    -            9,707,872            4,848,252

NET ASSETS:
  Beginning of period...........................                  -                    -           55,619,599           50,771,347
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $       1,688,541    $               -    $      65,327,471    $      55,619,599
                                                  =================    =================    =================    =================

----------------------------------------------------------------------------------------------------------------------------------
                                                          INTERNATIONAL STOCK,                    INVESCO GLOBAL REAL ESTATE
                                                           CLASS II SUBACCOUNT                            SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $          76,241    $          47,986    $         281,051    $         (30,646)
  Net realized gain (loss) on investments.......             30,412                1,584               48,915              (20,933)
  Net change in unrealized appreciation or
    (depreciation) on investments...............            783,775              198,957              767,538              900,130
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................            890,428              248,527            1,097,504              848,551
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          4,691,419            2,668,895            1,770,810            1,730,122
  Transfers between subaccounts (including
    fixed accounts), net........................          4,111,340            1,085,350            1,442,114            1,449,086
  Payment for contract benefits and terminations           (373,361)             (42,880)            (351,995)            (117,298)
  Contract charges and fees.....................            (50,855)              (1,582)             (34,455)              (6,438)
  Adjustments to net assets allocated to
    contracts in payout period..................                  -                    -                   66                   54
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................          8,378,543            3,709,783            2,826,540            3,055,526
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......          9,268,971            3,958,310            3,924,044            3,904,077

NET ASSETS:
  Beginning of period...........................          3,958,310                    -            4,699,265              795,188
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $      13,227,281    $       3,958,310    $       8,623,309    $       4,699,265
                                                  =================    =================    =================    =================

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                            INVESCO GOVERNMENT                        BLACKROCK GLOBAL
                                                           SEURITIES SUBACCOUNT                     ALLOCATION SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $         200,013    $               -    $         136,607    $               -
  Net realized gain (loss) on investments.......                108                    -              101,858                    -
  Net change in unrealized appreciation or
    (depreciation) on investments...............           (321,459)                   -              567,473                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................           (121,338)                   -              805,938                    -
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          7,204,308                    -           13,150,562                    -
  Transfers between subaccounts (including
    fixed accounts), net........................          4,123,242                    -            3,967,605                    -
  Payment for contract benefits and terminations           (154,633)                   -             (220,781)                   -
  Contract charges and fees.....................             (2,592)                   -                 (788)                   -
  Adjustments to net assets allocated to
    contracts in payout period..................                  -                    -                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................         11,170,325                    -           16,896,598                    -
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......         11,048,987                    -           17,702,536                    -

NET ASSETS:
  Beginning of period...........................                  -                    -                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $      11,048,987    $               -    $      17,702,536    $               -
                                                  =================    =================    =================    =================

----------------------------------------------------------------------------------------------------------------------------------
                                                           FRANKLIN HIGH INCOME                        FRANKLIN INCOME
                                                           SECURITIES SUBACCOUNT                    SECURITIES SUBACCOUNT
                                                      YEAR ENDED           YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $       1,110,916    $         367,175    $         750,847    $         508,225
  Net realized gain (loss) on investments.......            146,374               24,520               85,076              (71,336)
  Net change in unrealized appreciation or
    (depreciation) on investments...............          1,157,286            2,149,508              911,521            2,001,949
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................          2,414,576            2,541,203            1,747,444            2,438,838
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          4,557,876            6,186,687            3,663,872            3,044,906
  Transfers between subaccounts (including
    fixed accounts), net........................          5,115,811            4,621,132            4,391,744            2,602,284
  Payment for contract benefits and terminations         (1,154,524)            (498,709)          (1,029,747)            (812,200)
  Contract charges and fees.....................           (117,990)             (20,599)             (64,469)             (31,062)
  Adjustments to net assets allocated to
    contracts in payout period..................                  -                    -                   84                   65
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................          8,401,173           10,288,511            6,961,484            4,803,993
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......         10,815,749           12,829,714            8,708,928            7,242,831

NET ASSETS:
  Beginning of period...........................         15,077,763            2,248,049           11,444,938            4,202,107
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $      25,893,512    $      15,077,763    $      20,153,866    $      11,444,938
                                                  =================    =================    =================    =================

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                          FRANKLIN MUTUAL GLOBAL                     FRANKLIN DEVELOPING
                                                     DISCOVERY SECURITIES SUBACCOUNT            MARKETS SECURITIES SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $           2,519    $           8,995    $           3,681    $          57,262
  Net realized gain (loss) on investments.......             33,594               85,551               76,509              (14,280)
  Net change in unrealized appreciation or
    (depreciation) on investments...............            892,159              672,281              209,913              943,539
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................            928,272              766,827              290,103              986,521
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          1,950,454            2,271,803                    -                    -
  Transfers between subaccounts (including
    fixed accounts), net........................          2,206,446            1,998,232              (38,052)            (123,387)
  Payment for contract benefits and terminations           (526,569)            (236,817)            (315,556)            (291,879)
  Contract charges and fees.....................            (42,308)             (12,357)              (1,567)              (2,088)
  Adjustments to net assets allocated to
    contracts in payout period..................                 87                   73                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................          3,588,110            4,020,934             (355,175)            (417,354)
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......          4,516,382            4,787,761              (65,072)             569,167

NET ASSETS:
  Beginning of period...........................          6,571,081            1,783,320            2,149,483            1,580,316
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $      11,087,463    $       6,571,081    $       2,084,411    $       2,149,483
                                                  =================    =================    =================    =================

----------------------------------------------------------------------------------------------------------------------------------
                                                      MFS STRATEGIC INCOME SUBACCOUNT         OPPENHEIMER HIGH INCOME SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $          50,566    $         123,679    $          63,655    $         (18,147)
  Net realized gain (loss) on investments.......             (1,358)             (32,958)          (1,088,429)          (1,603,537)
  Net change in unrealized appreciation or
    (depreciation) on investments...............             69,656              195,249            1,179,338            1,889,396
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................            118,864              285,970              154,564              267,712
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........                  -                    -                    -                    -
  Transfers between subaccounts (including
    fixed accounts), net........................            (16,342)             (25,359)             (71,055)             (88,430)
  Payment for contract benefits and terminations           (153,454)            (221,486)            (222,420)            (231,976)
  Contract charges and fees.....................             (1,115)              (1,548)              (1,180)              (1,321)
  Adjustments to net assets allocated to
    contracts in payout period..................                 62               (1,226)                 194               (2,920)
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................           (170,849)            (249,619)            (294,461)            (324,647)
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......            (51,985)              36,351             (139,897)             (56,935)

NET ASSETS:
  Beginning of period...........................          1,442,835            1,406,484            1,347,624            1,404,559
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $       1,390,850    $       1,442,835    $       1,207,727    $       1,347,624
                                                  =================    =================    =================    =================

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                    OPPENHEIMER MAIN STREET SMALL CAP              OPPENHEIMER MAIN STREET
                                                                SUBACCOUNT                                SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $        (113,905)   $         (45,918)   $        (137,994)   $         (38,923)
  Net realized gain (loss) on investments.......            164,743               (1,906)             157,458              (13,309)
  Net change in unrealized appreciation or
    (depreciation) on investments...............          2,391,091            1,755,883            3,419,646            2,561,065
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................          2,441,929            1,708,059            3,439,110            2,508,833
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          2,161,010            3,103,400            3,559,501            6,816,750
  Transfers between subaccounts (including
    fixed accounts), net........................          2,146,105            2,357,299            8,152,251            4,543,782
  Payment for contract benefits and terminations           (669,780)            (277,341)          (1,380,227)            (559,414)
  Contract charges and fees.....................            (65,524)             (15,866)            (130,288)             (27,910)
  Adjustments to net assets allocated to
    contracts in payout period..................                  -                    -                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................          3,571,811            5,167,492           10,201,237           10,773,208
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......          6,013,740            6,875,551           13,640,347           13,282,041

NET ASSETS:
  Beginning of period...........................          8,813,805            1,938,254           16,569,609            3,287,568
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $      14,827,545    $       8,813,805    $      30,209,956    $      16,569,609
                                                  =================    =================    =================    =================

----------------------------------------------------------------------------------------------------------------------------------
                                                     OPPENHEIMER INTERNATIONAL GROWTH         PIMCO COMMODITY REALRETURN STRAGETY
                                                                SUBACCOUNT                                SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $        (100,723)   $         (53,534)   $       1,423,597    $         239,812
  Net realized gain (loss) on investments.......            143,760                3,118              195,284              560,689
  Net change in unrealized appreciation or
    (depreciation) on investments...............          2,980,768            2,850,240            1,078,826              563,412
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................          3,023,805            2,799,824            2,697,707            1,363,913
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          4,846,753            5,584,975            2,814,762            2,850,462
  Transfers between subaccounts (including
    fixed accounts), net........................          5,132,621            3,925,924            2,939,595            2,424,175
  Payment for contract benefits and terminations         (1,106,210)            (383,088)            (518,967)            (284,400)
  Contract charges and fees.....................           (110,945)             (23,790)             (52,228)             (10,046)
  Adjustments to net assets allocated to
    contracts in payout period..................                  -                    -                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................          8,762,219            9,104,021            5,183,162            4,980,191
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......         11,786,024           11,903,845            7,880,869            6,344,104

NET ASSETS:
  Beginning of period...........................         14,828,016            2,924,171            7,401,244            1,057,140
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $      26,614,040    $      14,828,016    $      15,282,113    $       7,401,244
                                                  =================    =================    =================    =================

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                            PIMCO TOTAL RETURN                        PIMCO GLOBAL BOND
                                                                SUBACCOUNT                                SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $         570,187    $         621,762    $         295,362    $         139,977
  Net realized gain (loss) on investments.......          2,389,175            1,064,643              741,415            1,287,999
  Net change in unrealized appreciation or
    (depreciation) on investments...............             47,386              154,375            1,166,035             (123,733)
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................          3,006,748            1,840,780            2,202,812            1,304,243
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........         19,838,824           12,938,462            6,581,363            6,357,063
  Transfers between subaccounts (including
    fixed accounts), net........................         19,136,082           14,433,047            7,041,073            4,965,717
  Payment for contract benefits and terminations         (4,655,107)          (1,276,240)          (1,349,428)            (736,478)
  Contract charges and fees.....................           (207,256)             (38,747)            (116,175)             (22,602)
  Adjustments to net assets allocated to
    contracts in payout period..................                  -                    -                    -                    -
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................         34,112,543           26,056,522           12,156,833           10,563,700
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......         37,119,291           27,897,302           14,359,645           11,867,943

NET ASSETS:
  Beginning of period...........................         35,557,310            7,660,008           15,135,742            3,267,799
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $      72,676,601    $      35,557,310    $      29,495,387    $      15,135,742
                                                  =================    =================    =================    =================

----------------------------------------------------------------------------------------------------------------------------------
                                                     T. ROWE PRICE INTERNATIONAL STOCK           VAN KAMPEN GROWTH AND INCOME
                                                                SUBACCOUNT                                SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $         (50,496)   $         105,944    $        (458,113)   $         292,736
  Net realized gain (loss) on investments.......           (110,027)            (639,281)             207,619                1,190
  Net change in unrealized appreciation or
    (depreciation) on investments...............          1,309,522            4,402,986            4,838,117            3,499,739
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................          1,148,999            3,869,649            4,587,623            3,793,665
                                                  -----------------    -----------------    -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........                  -                    -           10,573,353           11,038,830
  Transfers between subaccounts (including
    fixed accounts), net........................           (331,922)            (726,333)          11,172,880            8,109,794
  Payment for contract benefits and terminations         (1,253,145)          (1,145,353)          (1,953,990)            (680,607)
  Contract charges and fees.....................             (8,978)             (10,185)            (213,948)             (32,422)
  Adjustments to net assets allocated to
    contracts in payout period..................               (134)                 217                   79                   66
                                                  -----------------    -----------------    -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................         (1,594,179)          (1,881,654)          19,578,374           18,435,661
                                                  -----------------    -----------------    -----------------    -----------------
  Total increase (decrease) in net assets.......           (445,180)           1,987,995           24,165,997           22,229,326

NET ASSETS:
  Beginning of period...........................         10,523,892            8,535,897           25,853,488            3,624,162
                                                  -----------------    -----------------    -----------------    -----------------
  End of period.................................  $      10,078,712    $      10,523,892    $      50,019,485    $      25,853,488
                                                  =================    =================    =================    =================

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------
                                                   VAN KAMPEN MID CAP GROWTH SUBACCOUNT
                                                     YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2010    DECEMBER 31, 2009
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)..................  $        (161,242)   $         (73,078)
  Net realized gain (loss) on investments.......            262,168               20,635
  Net change in unrealized appreciation or
    (depreciation) on investments...............          2,845,228            2,479,007
                                                  -----------------    -----------------
    Net increase (decrease) in net assets
      from operations...........................          2,946,154            2,426,564
                                                  -----------------    -----------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners........          1,688,904            2,830,506
  Transfers between subaccounts (including
    fixed accounts), net........................          1,657,513            2,018,142
  Payment for contract benefits and terminations           (692,978)            (296,782)
  Contract charges and fees.....................            (64,642)             (19,634)
  Adjustments to net assets allocated to
    contracts in payout period..................                  -                    -
                                                  -----------------    -----------------
    Net increase (decrease) in net assets
      from contract transactions................          2,588,797            4,532,232
                                                  -----------------    -----------------
  Total increase (decrease) in net assets.......          5,534,951            6,958,796

NET ASSETS:
  Beginning of period...........................          9,362,128            2,403,332
                                                  -----------------    -----------------
  End of period.................................  $      14,897,079    $       9,362,128
                                                  =================    =================

                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

    The CUNA Mutual Variable Annuity Account (the Variable Account) is a unit investment trust registered with the Securities Exchange Commission (SEC) under the Investment Company Act of 1940, as amended. The Variable Account was established as a separate account of CUNA Mutual Insurance Society (CMIS or the Company), a mutual life insurance company, to receive and invest net premiums paid by the policyholders to CMIS under four variable annuity policies issued by CMIS, MEMBERS Variable Annuity, MEMBERS Variable Annuity II, MEMBERS Choice Variable Annuity and MEMBERS Variable Annuity III (contracts).

    The accompanying financial statements include only the contract owner deposits applicable to the variable portions of the contracts and exclude deposits for fixed dollar benefits, which are included in the general account of the Company.

    The Variable Account is divided into a number of subaccounts from which the policyholder makes elections as to which subaccounts to participate in. The Variable Account may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of an underlying open-end management investment company. Those funds include certain funds within the Ultra Series Fund (thirteen funds, Class I and Class II), T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds (two funds), Franklin Templeton Variable Insurance Products Trust (three funds), AIM Variable Insurance Funds(Invesco Variable Insurance Funds) (four funds), PIMCO Variable Insurance Trust (three funds), and BlackRock Variable Series Funds, Inc. Each is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC. Each of the investment companies also has other funds in which the Variable Account does not invest. These fund companies may, in the future, create additional funds or classes in which the Variable Account may or may not invest.

    The net investment income and realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

    Madison Asset Management, LLC, with which the Company has an alliance, serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. The Company receives a percentage of the advisory fees charged by the alliance. Prior to June 30, 2009, MEMBERS Capital Advisors, Inc., a wholly owned subsidiary of the Company, served as the Ultra Series Fund's investment advisor.

    Invesco AIM Advisors, Inc. serves as the investment adviser to the Invesco Variable Insurance Funds and manages its assets in accordance with general policies and guidelines established by the board of the Invesco Variable Insurance Funds.

    BlackRock Advisers, LLC serves as the investment adviser to the BlackRock Variable Series Funds, Inc. and each manages its assets in accordance with general policies and guidelines established by the board of the BlackRock Variable Series Funds, Inc.

    Franklin Advisors, Inc. and Franklin Mutual Advisers LLC serve as investment advisers to the Franklin Templeton Variable Insurance Products Trust and each manages its assets in accordance with general policies and guidelines established by the board of the Franklin Templeton Variable Insurance Products Trust.

    Massachusetts Financial Services Company serves as the investment adviser to the MFS(R) Variable Insurance Trust(SM) and manages its assets in accordance with general policies and guidelines established by the board of MFS(R) Variable Insurance Trust(SM).

    Oppenheimer Funds, Inc. serves as the investment adviser to the Oppenheimer Variable Account Funds and the Panorama Series Funds, Inc., and manages their assets in accordance with general policies and guidelines

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    established by the board of the Oppenheimer Variable Account Funds or the Panorama Series Funds, Inc., as applicable.

    Pacific Investment Management Company LLC serves as the investment adviser to the PIMCO Variable Insurance Trust and manages its assets in accordance with general policies and guidelines established by the board of the PIMCO Variable Insurance Trust.

    T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of
    T. Rowe Price International Series, Inc.

    Each of these investment advisors may have retained one or more investment sub-advisors to manage some or all of a fund's portfolio.

    Fund Mergers

    Effective as of May 1, 2010, as a result of the merger of certain funds, the Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and the Ultra Series Global Securities Class I Subaccounts merged into the Ultra Series Mid Cap Value Class I, Ultra Series Small Cap Value Class I and the Ultra Series International Stock Class I Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and the Ultra Series Small Cap Value Subaccounts changed their names to the Ultra Series Mid Cap and the Ultra Series Small Cap Subaccounts, respectively.

    The merger was effected by redeeming the units of the replaced funds, transferring the assets of the replaced funds to the respective surviving merged funds, and in exchange issuing additional units of the surviving merged fund in accordance with the conversion ratios shown below:

----------------------------------------------------------------------------------------------------------------------------------
                                                                      MEMBERS                     MEMBERS            MEMBERS
                                         MEMBERS       MEMBERS        Variable      MEMBERS       Variable           Variable
                                         VARIABLE      VARIABLE      ANNUITY II     VARIABLE     ANNUITY III-        ANNUITY
ULTRA SERIES FUNDS                       ANNUITY      ANNUITY II      CHOICE       ANNUITY III   L SHARE CLASS   III-B SHARE CLASS
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap, Class I.................     0.769163463    0.474293355    0.474293355    1.029208347     0.985583312         0.982315939
Mid Cap, Class II................               -              -              -    1.015610985     0.989851573         1.013824226
Small Cap, Class I...............     0.709285394    0.697131407    0.697131407    0.661163841     0.754363244         0.736182333
Small Cap, Class II..............               -              -              -    0.813221983     0.673103692         0.720364199
International Stock, Class I.....     0.892093532    0.859766987    0.859766987    0.816975675     0.953243317         0.948170692
International Stock, Class II....               -              -              -    1.008244168     1.022972874         1.028824367
----------------------------------------------------------------------------------------------------------------------------------

    At May 1, 2010 the net assets of the Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and the Ultra Series Global Securities Class I Subaccounts were $80,980,974, $4,807,801, $1,335,773,
    $7,070, $17,081,509 and $1,013,664, respectively. Such amounts are included in the Payments Received from Contractholders in the accompanying Statement of Changes in Net Assets of the Ultra Series Mid Cap , Ultra Series Small Cap, and Ultra Series International Stock Class I Subaccounts, respectively. Accordingly, the operating performance of the replaced funds prior to May 1, 2010 are not included in the accompanying Statements of Operations. The number of units redeemed as part of the merger of the Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and the Ultra Series Global Securities Class I Subaccounts was 6,313,595, 202,419, 198,542, 579, 1,530 001 and 79,151, respectively.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The net assets of the surviving merged subaccount prior to and after the merger and the units issued by the surviving subaccount to the contract owners of the replaced subaccounts were as follows:

------------------------------------------------------------------------------------------------------------------
                                           PRIOR NET ASSETS            COMBINED NET ASSETS
ULTRA SERIES FUNDS                  EFFECTIVE AS OF MAY 1, 2010    EFFECTIVE AS OF MAY 1, 2010        UNITS ISSUED
------------------------------------------------------------------------------------------------------------------
Mid Cap, Class I..................                  $80,980,974                   $138,935,912           4,086,195
Mid Cap, Class II.................                    4,807,801                      7,651,012             205,525
Small Cap, Class I................                    1,335,773                      5,144,615             135,738
Small Cap, Class II...............                        7,070                        997,842                 471
International Stock, Class I......                   17,081,509                     69,078,295           1,289,778
International Stock, Class II.....                    1,013,664                      6,840,729              79,851
------------------------------------------------------------------------------------------------------------------

(2) SIGNIFICANT ACCOUNTING POLICIES

    Investment Valuation

    Investments in shares of the funds are stated at fair value of the funds, which is the net asset value per share as determined by the funds. Transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using cost calculated on an average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund.

    Federal Income Taxes

    The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under current provisions of the IRC the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Variable Account to the extent these earnings are credited to the contracts. Accordingly, no charge for income tax is currently recorded.
    If such taxes are incurred by the Company in the future, a charge to the Variable Account may be assessed.

    In September 2008, the Company determined that the assets of the Ultra Series Money Market Fund (the Fund) failed the diversification tests set forth in Section 817(h) of the IRC. The Company undertook corrective actions to adequately diversify the Fund's assets and satisfy the IRC 817(h) requirements effective September 30, 2008. The Company has filed a closing agreement request with the Internal Revenue Service in accordance with published procedures which will serve to resolve the issue for Federal income tax purposes for the Company and its affected policyholders. It is expected that a payment will be made by the Company to the IRS along with the closing agreement. The cost of this payment will be borne by the Company.

    Annuity Reserves

    Annuity reserves, which are included in Contracts in annuitization period in the Statement of Assets and Liabilities, are computed for contracts in the payout stage according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 3.5%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater than expected longevity of annuitants. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    Use of Estimates

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) FEES AND CHARGES

    Contract Charges

    SURRENDER CHARGE. A surrender charge is assessed against a contract owners account upon surrender or partial withdrawal of purchase payments within the first 7 years of the contract and, in certain circumstances, upon payment of a death benefit or the election of certain annuity payment options.

    For purchase payments withdrawn or surrendered within the first year of the contract, the charge is 7% to 9% of the amount of the payment withdrawn or surrendered depending on the product version chosen. The surrender charge decreases by 1% for each full year that has elapsed since the purchase payment was recorded. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than 7 years prior to the withdrawal or surrender. No surrender charge is assessed on purchase payments made more than 4 years prior to the withdrawal or surrender for the L-Share option of the MEMBERS Variable Annuity III product.

    Subject to certain restrictions in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the Contracts. These charges are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

    ANNUAL CONTRACT FEE. On each contract anniversary prior to the annuity date (or upon surrender of the contract), the Company deducts an annual contract fee of $30 from the contract owners account. After the annuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a contract except on a contract anniversary when the full fee is deducted. The Company currently [voluntarily] waives this fee for contracts with $25,000 or more of contract value. The contract fee is [voluntarily] waived for contracts with $50,000 or more of contract value for the MEMBERS Variable Annuity III product. These fees are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

    DEATH BENEFIT RIDER CHARGES. Optional death benefit riders are available on MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity contracts. The Maximum Anniversary Value Death Benefit and 5% Annual Guarantee Death Benefit Riders are available for issue ages 0 to 75. The Minimum Death Benefit Guarantee Rider is available for issue ages 76 to 85.

    On each contract anniversary prior to the annuity date (or upon surrender of the Contract), the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.20% of average assets during the prior contract year. These expenses are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

    Optional death benefit riders are also available on MEMBERS Variable Annuity III contracts. The Maximum Anniversary Value Death Benefit, 3% Annual Guarantee Death Benefit and Earnings Enhanced Death Benefit Riders are available for issue ages 0 to 75. On each contract anniversary prior to the annuity date (or upon surrender of the Contract), the Company deducts the applicable rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.35% of average assets during the prior contract year.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    These charges are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

    LIVING BENEFIT RIDERS. Optional living benefit riders, such as Guaranteed Minimum Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit, and Guaranteed Minimum Accumulation Benefit are available. Charges for these benefits range from 0.50% to 1.05%. Generally, prior to November 24, 2008, subject to state availability, this charge is assessed on the average monthly contract value for the prior contract year. After this date, the charge is assessed on the average benefit basis for the prior contract year. These charges are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

    TRANSFER FEE. No charge is generally made for transfers between subaccounts. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a contract year. These charges are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

    PREMIUM TAXES. If state or other premium taxes are applicable to a contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal, (c) upon application of adjusted contract value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes. These charges are included in Contract Charges and Fees in the accompanying Statement of Changes in Net Assets.

    Variable Account Charges

    MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the Variable Account at an annual rate of 1.15% to 1.60%. These charges are included in the Mortality and Expense Charges in the accompanying Statement of Operations.

    ADMINISTRATIVE CHARGE. The Company assesses a daily administrative charge to compensate it for certain expenses it incurs in administration of MEMBERS Variable Annuity and MEMBERS Variable Annuity III contracts. The charge is deducted from the assets of the Variable Account at an annual rate of 0.15%. These charges are included in the Mortality and Expense Charges in the Statement of Operations.

(4) FAIR VALUE MEASUREMENT

    The Account follows the provisions of Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (FASB ASC 820), which defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and enhances disclosures about fair value measurements. FASB ASC 820 provides guidance on how to measure fair value when required under existing accounting standards.

    The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

    o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date (for example, U.S. Government securities and active exchange-traded equity securities).

    o Level 2: Inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means. (for example, certain corporate and municipal bonds and certain preferred stocks).

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    o Level 3: Inputs are unobservable inputs reflecting the Account's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (for example, certain structured securities and privately held investments).

    The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarizes the Variable Account's assets that are measured at fair value on a recurring basis as of December 31, 2010. All of the Variable Account's assets consist of mutual funds that have daily quoted net asset values at which the Variable Account could transact.

----------------------------------------------------------------------------
ASSETS, AT FAIR VALUE                         LEVEL 2             TOTAL
----------------------------------------------------------------------------
Investments in funds .................    $ 1,883,886,668    $ 1,883,886,668
                                          ---------------    ---------------
Total assets .........................    $ 1,883,886,668    $ 1,883,886,668
                                          ===============    ===============

    There were no Level 3 investments in the Account; therefore, a Level 3 roll-forward table has not been provided.

(5) PURCHASE AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2010 were as follows:

------------------------------------------------------------------------------------------
                                                           PURCHASES              SALES
------------------------------------------------------------------------------------------
Conservative Allocation, Class I Fund ...............     $20,017,699          $20,582,732
Conservative Allocation, Class II Fund ..............      23,359,956            1,597,345
Moderate Allocation, Class I Fund ...................      16,789,954           31,143,131
Moderate Allocation, Class II Fund ..................      19,814,893            1,673,015
Aggressive Allocation, Class I Fund .................       4,741,986            5,244,627
Aggressive Allocation, Class II Fund ................         836,133               14,940
Money Market, Class I Fund ..........................      23,105,136           44,462,424
Money Market, Class II Fund .........................       1,638,447            1,246,339
Bond, Class I Fund ..................................      16,004,530           44,759,366
Bond, Class II Fund .................................      13,025,658              524,194
Foundation, Class I .................................          37,961                   42
Foundation, Class II ................................      14,255,874              128,439
High Income, Class I Fund ...........................       5,607,049           12,353,661
High Income, Class II Fund ..........................       3,188,596               34,428
Diversified Income, Class I Fund ....................       9,970,518           47,007,097
Diversified Income, Class II Fund ...................      17,458,775            2,311,536
Large Cap Value, Class I Fund .......................       4,572,623           42,642,975
Large Cap Value, Class II Fund ......................       2,606,964              115,597
Large Cap Growth, Class I Fund ......................       6,258,064           31,108,379
Large Cap Growth, Class II Fund .....................      12,946,527              115,456
Mid Cap, Class I Fund ...............................      60,653,845           31,800,767
Mid Cap, Class II Fund ..............................       7,552,412              177,994
Small Cap, Class I Fund .............................       2,121,790            1,100,944
Small Cap, Class II Fund ............................         589,988               70,405
Equity Income, Class II Fund ........................       1,629,571                1,854
International Stock, Class I Fund ...................      21,451,968           14,901,839
International Stock, Class II Fund ..................       8,514,793               82,661
Invesco Global Real Estate II Fund ..................       3,563,734              451,787
Invesco Government Securities II Fund ...............      11,516,704              135,065

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

------------------------------------------------------------------------------------------
                                                           PURCHASES              SALES
------------------------------------------------------------------------------------------
BlackRock Global Allocation Fund ....................     $17,315,763          $   165,118
Franklin High Income Securities Fund ................      10,755,507            1,230,483
Franklin Income Securities Fund .....................       9,024,559            1,302,925
Franklin Mutual Global Discovery Securities Fund ....       4,201,543              605,683
Franklin Developing Markets Securities Fund .........          31,065              382,639
MFS Strategic Income Fund ...........................          70,655              191,016
Oppenheimer High Income Fund ........................          80,983              311,967
Oppenheimer Main Street Small Cap Fund ..............       4,327,980              862,890
Oppenheimer Main Street Fund ........................      11,422,711            1,343,997
Oppenheimer International Growth Fund ...............       9,828,071            1,153,201
PIMCO Commodity RealReturn Strategy Fund ............       7,927,431            1,073,688
PIMCO Total Return Fund .............................      44,627,113            7,710,846
PIMCO Global Bond Fund ..............................      14,523,698            1,381,129
T. Rowe Price International Stock Fund ..............          98,601            1,714,962
Van Kampen Growth & Income Fund .....................      20,926,587            1,779,200
Van Kampen Mid Cap Growth Fund ......................       3,715,099            1,280,881

(6) CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the years ended December 31, 2010 and 2009 were as follows:

---------------------------------------------------------------------------------------------------------------------------------
                                         CONSERVATIVE       CONSERVATIVE         MODERATE          MODERATE         AGGRESSIVE
                                          ALLOCATION         ALLOCATION         ALLOCATION        ALLOCATION        ALLOCATION
                                           CLASS I            CLASS II           CLASS I           CLASS II          CLASS I
                                          SUBACCOUNT         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                        --------------     --------------      ------------      ------------    --------------
Units outstanding at December 31, 2008     10,223,404                  -        21,301,653                 -         2,130,566
Units issued                                6,908,580          1,167,492         7,917,670         1,065,113           875,428
Units redeemed                             (4,440,272)           (41,629)       (7,014,650)          (32,564)         (647,393)
                                        -------------      -------------     -------------     -------------     -------------
Units outstanding at December 31, 2009     12,691,712          1,125,863        22,204,673         1,032,549         2,358,601
Units issued                                4,284,330          2,961,909         5,194,786         2,144,216           795,380
Units redeemed                             (4,674,960)        (1,171,206)       (7,215,159)         (695,770)         (862,744)
                                        -------------      -------------     -------------     -------------     -------------
Units outstanding at December 31, 2010     12,301,082          2,916,566        20,184,300         2,480,995         2,291,237
                                        =============      =============     =============     =============     =============

---------------------------------------------------------------------------------------------------------------------------------
                                         AGGRESSIVE           MONEY             MONEY
                                         ALLOCATION           MARKET            MARKET             BOND               BOND
                                          CLASS II           CLASS I           CLASS II           CLASS I           CLASS II
                                         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                       --------------    --------------      ------------       ------------      ------------
Units outstanding at December 31, 2008            -         12,080,815                 -         18,088,173                 -
Units issued                                 42,691          4,801,627            19,448         13,317,130           942,838
Units redeemed                                    -         (9,938,908)             (712)       (15,622,237)          (14,602)
                                        -----------       ------------       -----------        -----------       -----------
Units outstanding at December 31, 2009       42,691          6,943,534            18,736         15,783,066           928,236
Units issued                                 66,900          3,216,788           133,986         10,780,854         2,398,649
Units redeemed                                 (985)        (4,999,275)          (93,546)       (13,065,027)       (1,296,344)
                                        -----------        -----------       -----------        -----------       -----------
Units outstanding at December 31, 2010      108,606          5,161,047            59,176         13,498,893         2,030,541
                                        ===========        ===========       ===========        ===========       ===========

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    HIGH             HIGH           DIVERSIFIED
                                         FOUNDATION          FOUNDATION            INCOME           INCOME            INCOME
                                           CLASS I             CLASS II            CLASS I          CLASS II          CLASS I
                                         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                        ------------       ------------          ------------   ------------        ------------
Units outstanding at December 31, 2008             -                  -             5,209,539              -          19,631,707
Units issued                                       -                  -             3,614,548        101,400           8,378,061
Units redeemed                                     -                  -            (4,664,535)        (2,852)        (11,696,853)
                                        ------------       ------------          ------------   ------------        ------------
Units outstanding at December 31, 2009             -                  -             4,159,552         98,548          16,312,915
Units issued                                   3,600          1,357,938             2,848,747        375,759           6,168,604
Units redeemed                                     -            (25,232)           (3,499,645)      (139,090)         (9,185,960)
                                        ------------       ------------          ------------   ------------        ------------
Units outstanding at December 31, 2010         3,600          1,332,706             3,508,654        335,217          13,295,559
                                        ============       ============          ============   ============        ============

---------------------------------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED          LARGE CAP         LARGE CAP         LARGE CAP         LARGE CAP
                                           INCOME              VALUE              VALUE            GROWTH            GROWTH
                                           CLASS II            CLASS I           CLASS II          CLASS I          CLASS II
                                         SUBACCOUNT          SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                        ------------       ------------      ------------      ------------      ------------
Units outstanding at December 31, 2008             -         21,484,723                 -        14,506,649                 -
Units issued                                 577,551         15,968,846           209,490        10,858,457           487,698
Units redeemed                               (20,409)       (19,381,617)           (5,294)      (13,228,428)           (7,734)
                                        ------------       ------------      ------------      ------------      ------------
Units outstanding at December 31, 2009       557,142         18,071,952           204,196        12,136,678           479,964
Units issued                               1,498,344         12,520,755           475,751         8,487,504         1,696,907
Units redeemed                              (254,178)       (16,028,904)         (276,839)      (10,558,233)         (665,390)
                                        ------------       ------------      ------------      ------------      ------------
Units outstanding at December 31, 2010     1,801,308         14,563,803           403,108        10,065,949         1,511,481
                                        ============       ============      ============      ============      ============

---------------------------------------------------------------------------------------------------------------------------------
                                               MID CAP          MID CAP          SMALL CAP          SMALL CAP     EQUITY INCOME
                                               CLASS I          CLASS II          CLASS I           CLASS II         CLASS II
                                              SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                        ----------------  ---------------  ----------------   ---------------  ----------------
Units outstanding at December 31, 2008         8,454,263                -           389,273                 -                 -
Units issued                                   5,985,164          141,764           415,356            48,073                 -
Units redeemed                                (7,635,562)          (2,202)         (400,116)             (854)                -
                                        ----------------  ---------------  ----------------   ---------------  ----------------
Units outstanding at December 31, 2009         6,803,865          139,562           404,513            47,219                 -
Units issued                                  18,617,393        1,407,164           551,898            98,776           163,211
Units redeemed                               (16,914,034)        (724,743)         (448,899)          (60,805)           (2,607)
                                        ----------------  ---------------  ----------------   ---------------  ----------------
Units outstanding at December 31, 2010         8,507,224          821,983           507,512            85,190           160,604
                                        ================  ===============  ================   ===============  ================

---------------------------------------------------------------------------------------------------------------------------------
                                            INTERNATIONAL     INTERNATIONAL        INVESCO          INVESCO          BLACKROCK
                                                STOCK             STOCK            GLOBAL         GOVERNMENT           GLOBAL
                                               CLASS I           CLASS II        REAL ESTATE       SECURITIES        ALLOCATION
                                             SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                       ------------------  ----------------  ---------------  ---------------  ----------------
Units outstanding at December 31, 2008          4,661,189                 -          147,662                -                 -
Units issued                                    3,445,586           307,525          725,543                -                 -
Units redeemed                                 (4,060,685)           (4,895)        (197,411)               -                 -
                                       ------------------  ----------------  ---------------  ---------------  ----------------
Units outstanding at December 31, 2009          4,046,090           302,630          675,794                -                 -
Units issued                                    5,003,044         1,153,250        1,191,476        1,118,161         1,690,145
Units redeemed                                 (4,500,759)         (491,498)        (795,348)         (21,612)          (53,982)
                                       ------------------  ----------------  ---------------  ---------------  ----------------
Units outstanding at December 31, 2010          4,548,375           964,382        1,071,922        1,096,549         1,636,163
                                       ==================  ================  ===============  ===============  ================

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                            FRANKLIN         FRANKLIN             FRANKLIN             FRANKLIN            MFS
                                           HIGH INCOME        INCOME           MUTUAL GLOBAL      DEVELOPING MARKETS     STRATEGIC
                                            SECURITIES      SECURITIES      DISCOVERY SECURITIES     SECURITIES          INCOME
                                           SUBACCOUNT       SUBACCOUNT           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                       ---------------  --------------    ----------------------  ------------------ -------------
Units outstanding at December 31, 2008         301,978         609,087                   242,457             193,555        98,320
Units issued                                 1,604,367       1,388,364                   798,815                   -             3
Units redeemed                                (465,865)       (761,714)                 (306,757)            (38,908)      (16,013)
                                       ---------------  --------------    ----------------------  ------------------ -------------
Units outstanding at December 31, 2009       1,440,480       1,235,737                   734,515             154,647        82,310
Units issued                                 2,465,257       1,994,933                 1,210,499                   -             3
Units redeemed                              (1,692,533)     (1,270,378)                 (822,849)            (25,323)       (9,241)
                                       ---------------  --------------    ----------------------  ------------------ -------------
Units outstanding at December 31, 2010       2,213,204       1,960,292                 1,122,165             129,324        73,072
                                       ===============  ==============    ======================  ================== =============

---------------------------------------------------------------------------------------------------------------------------------
                                            OPPENHEIMER      OPPENHEIMER     OPPENHEIMER      OPPENHEIMER            PIMCO
                                               HIGH          MAIN STREET        MAIN         INTERNATIONAL        COMMODITY
                                              INCOME          SMALL CAP         STREET          GROWTH         REALRETURN STRATEGY
                                            SUBACCOUNT        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT           SUBACCOUNT
                                        ---------------  ---------------  --------------  ----------------       -----------------
Units outstanding at December 31, 2008          462,187          300,588         515,578           498,566                 225,864
Units issued                                      2,032        1,124,063       2,273,411         2,004,893               1,186,466
Units redeemed                                 (105,392)        (412,630)       (730,444)         (659,413)               (282,860)
                                        ---------------  ---------------  --------------  ----------------       -----------------
Units outstanding at December 31, 2009          358,827        1,012,021       2,058,545         1,844,046               1,129,470
Units issued                                        105        1,543,359       3,720,404         3,245,227               2,184,440
Units redeemed                                  (74,927)      (1,153,058)     (2,495,631)       (2,163,060)             (1,413,752)
                                        ---------------  ---------------  --------------  ----------------       -----------------
Units outstanding at December 31, 2010          284,005        1,402,322       3,283,318         2,926,213               1,900,158
                                        ===============  ===============  ==============  ================       =================

---------------------------------------------------------------------------------------------------------------------------------
                                               PIMCO           PIMCO          T. ROWE PRICE        VAN KAMPEN        VAN KAMPEN
                                               TOTAL           GLOBAL         INTERNATIONAL        GROWTH AND          MID CAP
                                               RETURN           BOND              STOCK              INCOME            GROWTH
                                              SUBACCOUNT      SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                       -----------------  --------------  -----------------  -----------------  ----------------
Units outstanding at December 31, 2008           766,283         352,552            822,058            516,764           447,425
Units issued                                   3,177,663       1,551,133                673          3,297,819         1,255,848
Units redeemed                                  (781,919)       (486,162)          (148,395)          (800,315)         (573,006)
                                       -----------------  --------------  -----------------  -----------------  ----------------
Units outstanding at December 31, 2009         3,162,027       1,417,523            674,336          3,014,268         1,130,267
Units issued                                   6,174,579       2,816,530                 68          6,064,835         1,583,679
Units redeemed                                (3,273,450)     (1,723,432)          (102,239)        (3,808,569)       (1,282,488)
                                       -----------------  --------------  -----------------  -----------------  ----------------
Units outstanding at December 31, 2010         6,063,156       2,510,621            572,165          5,270,534         1,431,458
                                       =================  ==============  =================  =================  ================

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(7) FINANCIAL HIGHLIGHTS

    The table below provides financial highlights for each subaccount for each of the five years in the period ended December 31, 2010. In certain instances fewer years are presented since the subaccount was not available for the entire five year period.

-----------------------------------------------------------------------------------------------------------------------------
                         AT DECEMBER 31                                            FOR THE YEAR ENDED DECEMBER 31,
          ------------------------------------------------------   ----------------------------------------------------------
           UNITS        UNIT FAIR VALUE             NET ASSETS      INVESTMENT(1) EXPENSE RATIO (2)        TOTAL RETURN (3)
           (000'S)    LOWEST TO HIGHEST                 (000'S)     INCOME RATIO  LOWEST TO HIGHEST       LOWEST TO HIGHEST
-----------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION, CLASS I SUBACCOUNT:

2010        12,301      $10.07 to $9.73        $       126,312             3.99%    1.15% to 1.80%           7.13% to6.46%
2009        12,692        9.40 to 9.14                 121,850             3.22%    1.15% to 1.80%         15.34% to 14.68%
2008        10,223        8.15 to 7.97                  84,895             3.44%    1.15% to 1.80%       (18.82%) to (19.33%)
2007         4,531      10.04* to 10.05*                46,304             4.92%    1.15% to 1.80%         0.40%* to 0.50%*
2006           123          10.17***                     1,252             1.56%        1.30%                   1.70%***

CONSERVATIVE ALLOCATION, CLASS II SUBACCOUNT:

2010         2,917      $12.15 to $11.67       $        35,384             5.13%    1.30% to 1.80%          6.67% to 6.19%
2009         1,126     11.39^^ to 10.99^^               12,816             5.40%    1.30% to 1.80%       13.90%^^ to 9.90%^^

MODERATE ALLOCATION, CLASS I SUBACCOUNT:

2010        20,184       $8.99 to $8.60        $       188,461             2.98%    1.15% to 1.80%          8.97% to 8.31%
2009        22,205        8.25 to 7.94                 190,517             2.30%    1.15% to 1.80%        19.22% to 18.33%
2008        21,302        6.92 to 6.71                 153,120             2.05%    1.15% to 1.80%       (31.08%) to (31.46%)
2007        13,151       10.04* to 9.61*               137,498             3.25%    1.15% to 1.80%        0.40%* to (3.90%)*
2006           783          10.29***                     8,053             2.41%        1.30%                  2.90%***

MODERATE ALLOCATION, CLASS II SUBACCOUNT:

2010         2,481      $12.79 to $12.23       $        31,681             4.08%    1.30% to 1.80%          8.57% to 7.94%
2009         1,033     11.78^^ to 11.33^^               12,149             3.66%    1.30% to 1.80%      17.80%^^ to 13.30%^^

AGGRESSIVE ALLOCATION, CLASS I SUBACCOUNT:

2010         2,291       $8.15 to $7.84        $        19,373             1.62%    1.15% to 1.80%           9.84% to 9.19%
2009         2,359         7.42 to 7.18                 18,241             1.51%    1.15% to 1.80%         26.41% to 25.52%
2008         2,131         5.87 to 5.72                 13,009             0.81%    1.15% to 1.80%       (41.77%) to (42.16%)
2007           932      10.08* to 10.00**                9,819             2.25%    1.15% to 1.80%         0.80%* to 0.00%**
2006            73          10.39***                       760             1.78%        1.30%                   3.90%***

AGGRESSIVE ALLOCATION, CLASS I SUBACCOUNT:

2010           109          $13.17             $         1,423             2.40%        1.30%                   9.19%
2009            43          12.04^^                        514             2.77%        1.30%                   20.4%^^

MONEY MARKET SUBACCOUNT, CLASS I:

2010         5,161      $10.99 to $9.65        $        57,513             0.00%    1.15% to 1.80%        (1.17%) to (1.73%)
2009         6,944        11.12 to 9.82                 78,848             0.00%    1.15% to 1.80%        (1.07%) to (1.80%)
2008        12,081       11.24 to 10.00                140,008             1.65%    1.15% to 1.80%          .54% to (0.10%)
2007         8,322      11.18 to 10.00**                96,574             4.52%    1.15% to 1.80%         3.52% to 0.00%**
2006         7,852       10.80 to 13.40                 88,973             4.33%    1.15% to 1.40%          3.35% to 3.08%

MONEY MARKET SUBACCOUNT, CLASS II:

2010        59,176      $9.75 to $9.95          $          577             0.00%         1.30%             (1.42%) to (0.50%)
2009        18,736           9.89^^                        185             0.00%         0.013                 (1.10%)^^

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------
                            AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31,
            ------------------------------------------------   -------------------------------------------------------------
              UNITS      UNIT FAIR VALUE         NET ASSETS     INVESTMENT(1)    EXPENSE RATIO (2)        TOTAL RETURN (3)
             (000'S)    LOWEST TO HIGHEST          (000'S)      INCOME RATIO     LOWEST TO HIGHEST       LOWEST TO HIGHEST
----------------------------------------------------------------------------------------------------------------------------
BOND SUBACCOUNT, CLASS I:
2010         13,499     $14.96 to $11.11        $    185,279           3.84%      1.15% to 1.80%          4.69% to 4.03%
2009         15,783      14.29 to 10.68              209,752           4.22%      1.15% to 1.80%          5.31% to 4.60%
2008         18,088      13.57 to 10.21              231,634           4.49%      1.15% to 1.80%          1.72% to 1.09%
2007         22,436      13.34 to 10.10*             287,581           4.02%      1.15% to 1.80%          3.81% to 1.00%*
2006         22,806      12.85 to 16.63              289,940           4.62%      1.15% to 1.40%          2.80% to 2.59%

BOND SUBACCOUNT, CLASS II:
2010          2,031     $10.91 to $10.79        $     22,133           6.33%      1.30% to 1.80%          4.30% to 3.75%
2009            928    10.46^^ to 10.40^^              9,709           7.38%      1.30% to 1.80%       4.60%^^ to % 4.00%^^

FOUNDATION SUBACCOUNT, CLASS I: (5)
2010              4         $10.04^^^           $         36           3.84%           1.30%                 0.4%^^^

FOUNDATION SUBACCOUNT, CLASS II: (5)
2010          1,333   $10.19^^^ to $10.16^^^    $     13,578           6.33%      1.30% to 1.80%      1.90%^^^ to 1.60%^^^

HIGH INCOME SUBACCOUNT, CLASS I:
2010          3,509      $18.01 to $11.97       $     55,510           7.24%      1.15% to 1.80%         10.49% to 9.82%
2009          4,160       16.30 to 10.90              60,050           7.76%      1.15% to 1.80%         32.74% to 31.80%
2008          5,210       12.28 to 8.27               57,431           7.30%      1.15% to 1.80%       (15.72% to (16.21%)
2007          7,363       14.57 to 10.01*             96,968           7.69%      1.15% to 1.80%          1.30% to 0.10%*
2006          7,598       14.43 to 12.68             100,797           7.29%      1.15% to 1.40%          7.93% to 7.73%

HIGH INCOME SUBACCOUNT, CLASS II:
2010            335      $12.81 to $12.17       $      4,281          11.66%      1.30% to 1.80%          9.96% to 9.54%
2009             99     11.65^^ to 11.11^^             1,147           13.51%     1.30% to 1.80%        16.50%^^ to 11.10%^^

DIVERSIFIED INCOME SUBACCOUNT, CLASS I:
2010         13,296      $12.17 to $10.49       $    193,476           3.39%      1.15% to 1.80%         10.74% to 10.07%
2009         16,313        10.99 to 9.53             214,551           4.05%      1.15% to 1.80%          9.46% to 8.79%
2008         19,632        10.04 to 8.76             236,980           4.14%      1.15% to 1.80%       (14.19%) to (12.40%)
2007         26,487      11.70 to 10.00**            376,926           3.81%      1.15% to 1.80%         1.30% to 0.00%**
2006         31,068       11.55 to 22.26             450,501           2.49%      1.15% to 1.40%          8.76% to 8.48%

DIVERSIFIED INCOME SUBACCOUNT, CLASS II:
2010          1,801      $12.39 to $12.16       $     22,284           5.25%      1.30% to 1.80%          10.33% to 9.75%
2009            557      11.23^^to 11.08^^             6,254           6.50%      1.30% to 1.80%        12.30%^^ to 10.80%^^

LARGE CAP VALUE SUBACCOUNT, CLASS I:
2010         14,564       $8.94 to $7.51        $    178,892           1.84%      1.15% to 1.80%           7.07% to 6.37%
2009         18,072        8.35 to 7.06              206,409           2.24%      1.15% to 1.80%          15.49% to 14.61%
2008         21,485        7.23 to 6.16              212,810           2.30%      1.15% to 1.80%        (36.75%) to (37.08%)
2007         28,222       11.43 to 9.66*             446,310           1.80%      1.15% to 1.80%         (0.52%) to (3.40%)*
2006         32,480       11.49 to 31.10             537,699           1.85%      1.15% to 1.40%          19.19% to 18.88%

LARGE CAP VALUE SUBACCOUNT, CLASS II:
2010            403      $13.33 to $12.27       $      5,348           2.18%      1.30% to 1.80%           6.64% to 6.14%
2009            204      12.50^^to 11.56^^             2,549           2.49%      1.30% to 1.80%        25.00%^^ to 15.60%^^

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------
                            AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31,
            ------------------------------------------------   -------------------------------------------------------------
             UNITS       UNIT FAIR VALUE         NET ASSETS     INVESTMENT(1)    EXPENSE RATIO (2)        TOTAL RETURN (3)
            (000'S)     LOWEST TO HIGHEST          (000'S)      INCOME RATIO     LOWEST TO HIGHEST       LOWEST TO HIGHEST
----------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH SUBACCOUNT, CLASS I:
2010         10,066       $8.87 to $9.01        $    128,268           0.55%      1.15% to 1.80%          10.88% to 10.15%
2009         12,137        8.00 to 8.18              139,457           0.71%      1.15% to 1.80%          36.29% to 35.66%
2008         14,507        5.87 to 6.03              120,188           0.63%      1.15% to 1.80%        (37.88%) to (38.41%)
2007         18,171        9.45 to 9.73*             243,092           0.34%      1.15% to 1.80%          11.05% to (2.70%)*
2006         19,948        8.51 to 27.06             250,210           0.36%      1.15% to 1.40%           6.64% to 6.41%

LARGE CAP GROWTH SUBACCOUNT, CLASS II:
2010          1,511      $13.82 to $12.52       $     20,779           0.66%      1.30% to 1.80%          10.47% to 9.92%
2009            480      12.51^^to 11.39^^             5,996           0.78%      1.30% to 1.80%        25.10%^^ to 13.90%^^

MID CAP SUBACCOUNT, CLASS I~:
2010          8,507      $15.75 to $8.82        $    128,952           0.37%      1.15% to 1.80%          18.78% to 17.91%
2009          6,804       13.26 to 7.47               57,825           0.00%      1.15% to 1.80%          45.60% to 44.49%
2008          8,454        9.11 to 5.17               48,457           0.08%      1.15% to 1.80%        (47.51%) to (47.79%)
2007         11,068      17.35 to 9.91*              119,825           0.00%      1.15% to 1.80%          7.16% to (3.70%)*
2006         12,629      16.19 to 21.49              129,763           0.00%      1.15% to 1.40%           10.19% to 9.83%

MID CAP SUBACCOUNT, CLASS II~:
2010            822      $14.56 to $13.67       $     11,938           0.28%      1.30% to 1.80%           18.28% to 17.74%
2009            140     12.31^^to $11.61^^             1,743           0.00%      1.30% to 1.80%         25.00%^^ to 17.70%^^

SMALL CAP SUBACCOUNT, CLASS I~:
2010            508      $10.67 to $11.52       $      5,443           0.75%      1.15% to 1.80%           25.23% to 24.54%
2009            405        8.52 to 9.25                3,471           0.60%      1.15% to 1.80%           30.08% to 29.19%
2008            389        6.55 to 7.16                2,571           1.14%      1.15% to 1.80%         (26.40%) to (26.86%)
2007            121       8.90^ to 9.61*               1,084           2.21%      1.15% to 1.80%         (11.05%)^ to (3.90%)*

SMALL CAP SUBACCOUNT, CLASS II~:
2010             85      $16.29 to $15.02       $      1,385           0.68%      1.30% to 1.80%           24.83% to 24.23%
2009             47     13.05^^ to 12.09^^               616           0.37%      1.30% to 1.80%         30.50%^^ to 20.90%^^

EQUITY INCOME SUBACCOUNT, CLASS II: (5)
2010            161   $10.52^^^ to $10.76^^^   $       1,689           0.00%      1.30% to 1.80%        5.20%^^^ to 7.60%^^^

INTERNATIONAL STOCK SUBACCOUNT, CLASS I~:
2010          4,548       $14.20 to $7.86       $     65,327           2.52%      1.15% to 1.80%           5.89% to 5.22%
2009          4,046        13.41 to 7.47              55,620           2.06%      1.15% to 1.80%          26.51% to 25.55%
2008          4,661        10.60 to 5.95              50,771           2.06%      1.15% to 1.80%        (39.36%) to (39.72%)
2007          6,028       17.48 to 9.69*             109,454           2.19%      1.15% to 1.80%         10.14% to (3.10%)*
2006          5,772       15.87 to 21.78              96,517           1.58%      1.15% to 1.40%          22.83% to 22.50%

INTERNATIONAL STOCK SUBACCOUNT, CLASS II~:
2010            964       $13.83 to $11.99      $     13,227           2.17%      1.30% to 1.80%           5.49% to 4.99%
2009            303      13.11^^ to 11.42^^            3,958           4.79%      1.30% to 1.80%         31.1%^^ to 14.20%^^

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------
                            AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31,
            ------------------------------------------------   -------------------------------------------------------------
             UNITS       UNIT FAIR VALUE         NET ASSETS     INVESTMENT(1)    EXPENSE RATIO (2)        TOTAL RETURN (3)
            (000'S)     LOWEST TO HIGHEST          (000'S)      INCOME RATIO     LOWEST TO HIGHEST       LOWEST TO HIGHEST
----------------------------------------------------------------------------------------------------------------------------
INVESCO GLOBAL REAL ESTATE SUBACCOUNT:
2010        1,072          $8.26 to $7.98       $      8,623        5.58%         1.15% to 1.80%           15.85% to 15.15%
2009          676           7.13 to 8.45               4,699        0.00%         1.15% to 1.80%           29.64% to 28.81%
2008          148     $5.50**** to $5.38****             795       11.21%         1.15% to 1.80%     (45.00%)**** to (46.20%)****

INVESCO GOVERNMENT SECURITIES SUBACCOUNT: (5)
2010        1,097     $10.11^^^ to $9.76^^^     $     11,049        6.65%         1.30% to 1.80%        (.49%)^^^ to (2.40)^^^

BLACKROCK GLOBAL ALLOCATION SUBACCOUNT: (5)
2010        1,636     $10.81^^^ to $11.39^^^    $     17,703        4.16%         1.30% to 1.80%         8.10%^^^ to 13.90%^^^

FRANKLIN HIGH INOCME SECURITES SUBACCOUNT:
2010        2,213        $11.75 to $11.56       $     25,894        6.47%         1.15% to 1.80%           12.01% to 11.26%
2009        1,440         10.49 to 10.39              15,078        5.63%         1.15% to 1.80%           40.81% to 39.84%
2008          302      7.45**** to 7.43****            2,248        3.30%         1.15% to 1.80%     (25.50%)**** to (25.70)%****

FRANKLIN INCOME SECURITIES SUBACCOUNT:
2010        1,960        $10.29 to $10.12       $     20,154        6.15%         1.15% to 1.80%           11.24% to 10.60%
2009        1,236          9.25 to 9.15               11,445        7.75%         1.15% to 1.80%           33.86% to 32.99%
2008          609      6.91**** to 6.88****            4,202        1.88%         1.15% to 1.80%     (30.90%)**** to (31.20%)****

FRANKLIN MUTUAL GLOBAL DISCOVERY SECURITIES SUBACCOUNT:
2010        1,122         $9.92 to $9.80        $     11,087        1.34%         1.15% to 1.80%           10.59% to 9.87%
2009          735          8.97 to 8.92                6,571        1.47%         1.15% to 1.80%           21.88% to 21.03%

FRANKLIN DEVELOPING MARKETS SECURITIES SUBACCOUNT: (4)
2010          129            $16.12             $      2,084        1.60%              1.40%                     15.97%
2009          155             13.90                    2,149        4.51%              1.40%                     70.34%
2008          194              8.16                    1,580        2.76%              1.40%                   (53.40%)
2007          244             17.51                    4,278        2.28%              1.40%                     26.98%
2006          311             13.79                    4,293        1.13%              1.40%                     26.40%

MFS STRATEGIC INCOME SUBACCOUNT: (4)
2010           73            $19.03             $      1,391        4.93%              1.40%                      8.56%
2009           82             17.53                    1,443       10.16%              1.40%                     22.50%
2008           98             14.31                    1,406        6.57%              1.40%                   (13.22%)
2007          122             16.49                    2,020        4.98%              1.40%                      2.23%
2006          148             16.13                    2,386        5.69%              1.40%                      5.22%

OPPENHEIMER HIGH INCOME SUBACCOUNT: (4)
2010          284             $4.25             $      1,208        6.50%              1.40%                     13.03%
2009          359              3.76                    1,348        0.00%              1.40%                     23.68%
2008          462              3.04                    1,405        8.62%              1.40%                   (78.99%)
2007          707             14.47                   10,225        8.02%              1.40%                    (1.50%)
2006        1,089             14.69                   15,998        8.27%              1.40%                      7.94%

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------
                            AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31,
            ------------------------------------------------   -------------------------------------------------------------
             UNITS       UNIT FAIR VALUE         NET ASSETS     INVESTMENT(1)    EXPENSE RATIO (2)        TOTAL RETURN (3)
            (000'S)     LOWEST TO HIGHEST          (000'S)      INCOME RATIO     LOWEST TO HIGHEST       LOWEST TO HIGHEST
----------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP SUBACCOUNT:
2010        1,402       $10.67 to $10.41        $     14,828         0.36%        1.15% to 1.80%             21.66% to 20.91
2009        1,012         8.67 to 8.61                 8,814         0.36%        1.15% to 1.80%            35.34% to 34.32%
2008          301     6.48**** to 6.41****             1,938         0.00%        1.15% to 1.80%     (35.20%)**** to (35.90%)****

OPPENHEIMER MAIN STREET SUBACCOUNT:
2010        3,283        $9.26 to $9.11         $     30,210         0.73%        1.15% to 1.80%            14.46% to 13.73%
2009        2,059         8.09 to 8.01                16,570         0.84%        1.15% to 1.80%            26.60% to 25.75%
2008          516     6.39**** to 6.37****             3,288         0.00%        1.15% to 1.80%     (36.10%)**** to (36.30%)****

OPPENHEIMER INTERNATIONAL GROWTH SUBACCOUNT:
2010        2,926        $9.24 to $9.04         $     26,614         0.83%        1.15% to 1.80%            13.24% to 12.58%
2009        1,844         8.16 to 8.03                14,828         0.61%        1.15% to 1.80%            37.61% to 36.56%
2008          499     5.93**** to 5.88****             2,924         0.00%        1.15% to 1.80%     (40.70%)**** to (41.20%)****

PIMCO COMMODITY REALRETURN SUBACCOUNT:
2010        1,900        $7.97 to $8.22         $     15,282        15.02%       1.15% to 1.80%             22.80% to 22.14%
2009        1,129         6.49 to 6.73                 7,401         7.36%       1.15% to 1.80%             39.87% to 39.05%
2008          226     4.64**** to 4.84****             1,057         5.98%       1.15% to 1.80%      (53.60%)**** to (51.60%)****

PIMCO TOTAL RETURN SUBACCOUNT:
2010        6,063        $12.01 to $11.83       $     72,677         2.26%        1.15% to 1.80%             6.76% to 6.10%
2009        3,162         11.25 to 11.15              35,557         4.43%        1.15% to 1.80%            12.61% to 11.95%
2008          766     9.99**** to 9.96****      $      7,660         2.91%        1.15% to 1.80%       (0.10%)**** to (0.40%)****

PIMCO GLOBAL BOND SUBACCOUNT:
2010        2,511        $11.80 to $11.60       $     29,495         2.57%        1.15% to 1.80%             10.28% to 9.54
2009        1,418         10.70 to 10.59              15,136         2.83%        1.15% to 1.80%            15.30% to 14.61%
2009          353     9.28**** to 9.24****      $      3,268         2.34%        1.15% to 1.80%       (7.20%)**** to (7.60%)****

T. ROWE PRICE INTERNATIONAL STOCK SUBACCOUNT: (4)
2010          572            $17.62             $     10,079         0.90%            1.40%                      12.88%
2009          674             15.61                   10,524         2.53%            1.40%                      50.39%
2008          822             10.38                    8,536         1.80%            1.40%                     (49.44%)
2007        1,069             20.53                   21,940         1.27%            1.40%                      11.45%
2006        1,401             18.42                   25,807         1.04%            1.40%                      17.47%

VAN KAMPEN GROWTH AND INCOME SUBACCOUNT
2010        5,271        $9.63 to $9.32         $     50,019         0.08%        1.15% to 1.80%            10.82% to 10.17%
2009        3,014         8.69 to 8.46                25,853         3.41%        1.15% to 1.80%            22.74% to 21.90%
2008          517     7.08**** to 6.94****             3,624         0.00%        1.15% to 1.80%      (29.20%)**** to (30.60%)****

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------
                            AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31,
            ------------------------------------------------   -------------------------------------------------------------
             UNITS       UNIT FAIR VALUE         NET ASSETS     INVESTMENT(1)    EXPENSE RATIO (2)        TOTAL RETURN (3)
            (000'S)     LOWEST TO HIGHEST          (000'S)      INCOME RATIO     LOWEST TO HIGHEST       LOWEST TO HIGHEST
----------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN MID CAP GROWTH SUBACCOUNT:
2010        1,431       $10.53 to $10.38        $     14,897        0.00%         1.15% to 1.80%            25.81% to 25.06%
2009        1,130         8.37 to 8.30                 9,362        0.00%         1.15% to 1.80%            54.71% to 53.70%
2008          447     5.41**** to 5.40****      $      2,403        0.00%         1.15% to 1.80%      (45.90%)**** to (46.00%)****

-----------------------
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period, see symbol notations below. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(4) This subaccount is available in the MEMBERS Variable Annuity product only.

(5) This subaccount is available in the MEMBERS Variable Annuity III product only.

*       For the period November 1, 2007 to December 31, 2007

** The VA2007 Purchase Option was introduced on November 1, 2007 and for several accounts there is no activity at the end of the period

***     For the period of October 30, 2006 to December 31, 2006

****    For the period of May 1m 2008 to December 31, 2008

^       For the period of May 1, 2007 to December 31, 2007

^^      For the period of May 1, 2009 to December 31, 2009

^^^     For the period of May 1, 2010 to December 31, 2010

~ Effective as of May 1, 2010 the Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and the Ultra Series Global Securities Class I Subaccounts merged into the Ultra Series Mid Cap Value Class I, Ultra Series Small Cap Value Class I and the Ultra Series International Stock Class I Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and the Ultra Series Small Cap Value Subaccounts changed their names to the Ultra Series Mid Cap and the Ultra Series Small Cap Subaccounts, respectively. The Ultra Series Mid Cap Subaccount's performance prior to May 1, 2010 is based on the accounting predecessor, the Ultra Series Mid Cap Growth Subaccount. The Ultra Series Small Cap Subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series Small Cap Value Subaccount. The Ultra Series Global Cap Subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series International Subaccount.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of CUNA Mutual Insurance Society and
Contract Owners of CUNA Mutual Variable Annuity Account:

We have audited the accompanying statements of assets and liabilities of the Conservative Allocation Class I, Conservative Allocation Class II, Moderate Allocation Class I, Moderate Allocation Class II, Aggressive Allocation Class I, Aggressive Allocation Class II, Money Market Class I, Money Market Class II, Bond Class I, Bond Class II, Equity Income Class II, Foundation Class I, Foundation Class II, High Income Class I, High Income Class II, Diversified Income Class I, Diversified Income Class II, Large Cap Value Class I, Large Cap Value Class II, Large Cap Growth Class I, Large Cap Growth Class II , Mid Cap Class I, Mid Cap Class II, Small Cap Class I, Small Cap Class II, International Stock Class I, International Stock Class II, Invesco Global Real Estate, Invesco Government Securities, BlackRock Global Allocation, Franklin High Income Securities, Franklin Income Securities, Franklin Mutual Global Discovery Securities, Franklin Developing Markets Securities, MFS Strategic Income, Oppenheimer High Income, Oppenheimer Main Street Small Cap, Oppenheimer Main Street, Oppenheimer International Growth, PIMCO Commodity RealReturn Strategy, PIMCO Total Return, PIMCO Global Bond, T. Rowe Price International Stock, Van Kampen Growth and Income, and Van Kampen Mid Cap Growth Subaccounts (the "Subaccounts") comprising CUNA Mutual Variable Annuity Account (the "Account") of CUNA Mutual Insurance Society as of December 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets for the each of the two years in the period ended December 31, 2010. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual Subaccounts comprising CUNA Mutual Variable Annuity Account of the CUNA Mutual Insurance Society as of December 31, 2010, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 18, 2011

CUNA MUTUAL INSURANCE
SOCIETY AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2010 AND 2009 AND FOR THE
THREE YEARS ENDED DECEMBER 31, 2010
AND INDEPENDENT AUDITORS' REPORT

                                    INDEX TO
                      CONSOLIDATED FINANCIAL STATEMENTS OF
                 CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
--------------------------------------------------------------------------------

Independent Auditors' Report ...........................................................................    1
Consolidated Balance Sheets at December 31, 2010 and 2009 ..............................................    2
Consolidated Statements of Operations for the Years Ended December 31, 2010, 2009 and 2008                  4
Consolidated Statements of Policyholders' Surplus and Comprehensive Income (Loss) for the Years Ended
  December 31, 2010, 2009 and 2008 .....................................................................    5
Consolidated Statements of Cash Flows for the Years Ended December 31, 2010, 2009 and 2008 .............    6
Notes to the Consolidated Financial Statements
  Note 1--Nature of Business ...........................................................................    8
  Note 2--Summary of Significant Accounting Policies ...................................................    8
  Note 3--Investments, Debt Securities .................................................................   21
  Note 3--Investments, Equity Securities ...............................................................   22
  Note 3--Investments, Mortgage Loans ..................................................................   23
  Note 3--Investments, Real Estate .....................................................................   24
  Note 3--Investments, Short-Term Investments ..........................................................   25
  Note 3--Investments, Equity in Unconsolidated Affiliates .............................................   26
  Note 3--Investments, Limited Partnerships ............................................................   26
  Note 3--Investments, Net Investment Income ...........................................................   27
  Note 3--Investments, Net Realized Investment Losses ..................................................   29
  Note 3--Investments, Other-Than-Temporary Investment Impairments .....................................   29
  Note 3--Investments, Net unrealized Investment Gains (Losses) ........................................   32
  Note 3--Investments, Investment Credit Risk ..........................................................   39
  Note 3--Investments, Derivative Financial Instruments ................................................   40
  Note 3--Investments, Embedded Derivatives ............................................................   46
  Note 3--Investments, Fair Value Measurement ..........................................................   46
  Note 3--Investments, Fair Value Option and Student Loans .............................................   55
  Note 3--Investments, Securities on Deposit/Assets Designated .........................................   55
  Note 3--Investments, Asset Restrictions ..............................................................   56
  Note 4--Income Tax ...................................................................................   56
  Note 5--Reinsurance ..................................................................................   61
  Note 6--Deferred Policy Acquisition Costs ............................................................   62
  Note 7--Liability for Claim Reserves .................................................................   63
  Note 8--Benefit Plans ................................................................................   64
  Note 9--Statutory Financial Data and Dividend Restrictions ...........................................   71
  Note 10--Notes Payable ...............................................................................   72
  Note 11--Accumulated Other Comprehensive Income ......................................................   74
  Note 12--Fair Value Measurement of Other Financial Instruments .......................................   75
  Note 13--Commitments and Contingencies ...............................................................   76
  Note 14--Discontinued Operations .....................................................................   78
  Note 15--Acquisition of Controlling and Non-controlling Interests ....................................   81

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

================================================================================

To the Board of Directors of CUNA Mutual Insurance Society and Subsidiaries:

We have audited the accompanying consolidated balance sheets of CUNA Mutual Insurance Society and its subsidiaries (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of operations, policyholders' surplus and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the consolidated financial statements of The CUMIS Group Limited and subsidiaries ("CUMIS"), the Company's 87%-owned Canadian subsidiary, which was sold on December 31, 2009 and which was accounted for as a discontinued operation in the accompanying consolidated financials statements as discussed in
Note 14. We also did not audit the financial statements of the Company's 50% equity investment in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company (collectively, "CMG"), which are accounted for under the equity method. The Company's equity investment in CMG's net assets was $103 million and $121 million at December 31, 2010 and 2009, respectively. The Company's equity in the net income (loss) of CMG was ($11) million, ($7) million, and $4 million for the years ended December 31, 2010, 2009, and 2008, respectively. The financial statements of CUMIS and CMG were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included in the consolidated financial statements for CUMIS and CMG, is based solely on the reports of such other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based upon our audits and the reports of the other auditors, such financial statements present fairly, in all material respects, the consolidated financial position of CUNA Mutual Insurance Society and subsidiaries at December 31, 2010 and 2009, and the results of their operations and cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 of the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments in 2009.

/s/ Deloitte & Touche LLP

March 30, 2011

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2010 and 2009
(000s omitted)

================================================================================

                                                                                               2009
                             ASSETS                                            2010         (Note 14)
------------------------------------------------------------------------------------------------------
CASH AND INVESTMENTS
  Debt securities, available for sale, at fair value
    (amortized cost 2010 - $7,028,203; 2009 - $6,287,120)                $   7,104,215   $   5,999,152
  Equity securities, available for sale, at fair value
    (amortized cost 2010 - $82,883; 2009 - $181,759)                            79,299         180,366
  Mortgage loans                                                               811,595         755,044
  Real estate, at cost less accumulated depreciation
    (2010 - $38,564; 2009 - $6,445)                                             51,066          15,928
  Real estate held-for-sale, at cost less accumulated depreciation
    (2009 - $26,074)                                                                 -          21,189
  Policy loans                                                                 104,369         104,495
  Short-term investments                                                           994           8,066
  Equity in unconsolidated affiliates                                          105,105         125,829
  Limited partnerships                                                         421,860         353,028
  Other invested assets                                                         60,579          85,266
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                            8,739,082       7,648,363

  Cash and cash equivalents                                                    243,912         346,178
------------------------------------------------------------------------------------------------------
TOTAL CASH AND INVESTMENTS                                                   8,982,994       7,994,541

  Accrued investment income                                                     95,004          80,286
  Premiums receivable, net                                                     123,946         123,898
  Reinsurance recoverables                                                     259,351         230,525
  Receivable from the Federal Crop Insurance Corporation                       260,064         202,937
  Federal income taxes recoverable                                                   -          11,185
  Deferred policy acquisition costs                                            537,657         588,173
  Office properties, equipment and computer software at cost less
    accumulated depreciation (2010 - $314,079; 2009 - $314,921)                160,268         168,746
  Net deferred tax asset                                                       199,149         322,258
  Goodwill and other intangibles, net                                          107,012         108,011
  Other assets and receivables                                                 221,291         303,623
  Assets of discontinued operations                                            223,401         193,274
  Separate account assets                                                    4,215,651       4,049,659
------------------------------------------------------------------------------------------------------
Total assets                                                             $  15,385,788   $  14,377,116
======================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   2

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets, continued
December 31, 2010 and 2009
(000s omitted)

================================================================================

                                                                                               2009
              LIABILITIES AND POLICYHOLDERS' SURPLUS                           2010         (Note 14)
------------------------------------------------------------------------------------------------------
LIABILITIES
  Policyholder account balances                                          $   4,723,960   $   4,484,635
  Claim and policy benefit reserves - life and health                        2,460,839       2,297,796
  Loss and loss adjustment expense reserves - property and casualty            496,259         431,140
  Unearned premiums                                                            408,937         439,014
  Notes payable                                                                247,497         113,852
  Dividends payable to policyholders                                            15,289          15,587
  Reinsurance payable                                                          197,600         227,215
  Federal income taxes payable                                                   3,965               -
  Accrued pension and postretirement benefit liability                         221,683         180,241
  Accounts payable and other liabilities                                       348,249         384,925
  Liabilities of discontinued operations                                       168,776         143,617
  Separate account liabilities                                               4,215,651       4,049,659
------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                           13,508,705      12,767,681
------------------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 13)
POLICYHOLDERS' SURPLUS
  Retained earnings                                                          1,990,081       1,903,352
  Accumulated other comprehensive loss, net
    of tax benefit (2010 - ($28,804); 2009 - ($133,115))                      (112,998)       (304,261)
------------------------------------------------------------------------------------------------------
TOTAL CUNA MUTUAL POLICYHOLDERS' SURPLUS                                     1,877,083       1,599,091
  Noncontrolling interests                                                           -          10,344
------------------------------------------------------------------------------------------------------
TOTAL POLICYHOLDERS' SURPLUS                                                 1,877,083       1,609,435

TOTAL LIABILITIES AND POLICYHOLDERS' SURPLUS                             $  15,385,788   $  14,377,116
======================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   3

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Operations
Years Ended December 31, 2010, 2009 and 2008
(000s omitted)

================================================================================

                                                                                               2009            2008
                                                                               2010         (Note 14)       (Note 14)
----------------------------------------------------------------------------------------------------------------------
REVENUES:
  Life and health premiums                                                $  1,227,156     $ 1,203,141     $ 1,178,404
  Contract charges                                                              84,816          82,669          88,518
  Property and casualty premiums                                               784,807         792,631         806,054
  Net investment income                                                        463,048         397,614         349,610
  Net realized investment losses:
    Total other-than-temporary impairment losses                               (38,991)       (325,736)       (441,035)
    Portion of (gains) losses recognized
      in other comprehensive income/loss                                       (66,331)         85,347               -
                                                                          --------------------------------------------
      Net other-than-temporary impairment losses
        recognized in operations                                              (105,322)       (240,389)       (441,035)
    Sales and other realized investment gains (losses)                          50,526          23,249         (21,371)
                                                                          --------------------------------------------
      Total net realized investment losses                                     (54,796)       (217,140)       (462,406)
  Other income                                                                 271,552         211,846         213,418
----------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                               2,776,583       2,470,761       2,173,598
----------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
  Life and health insurance claims and benefits                                802,930         766,832         715,651
  Property and casualty insurance loss and loss adjustment expenses            579,633         606,162         524,708
  Interest credited to policyholder account balances                           173,440         165,416         148,988
  Policyholder dividends                                                        30,757          30,231          30,190
  Operating and other expenses                                               1,075,199       1,018,732       1,000,020
----------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                                  2,661,959       2,587,373       2,419,557
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
  AND EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES                     114,624        (116,612)       (245,959)
  Income tax expense (benefit)                                                  29,240         (41,857)        (91,025)
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
  EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES                          85,384         (74,755)       (154,934)
  Equity in income (loss) of unconsolidated affiliates, net of tax
    expense (benefit) (2010 - ($6,402); 2009 - ($4,741); 2008 - $3,193)        (12,061)         (8,840)          5,930
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                                        73,323         (83,595)       (149,004)
  Gain (loss) from discontinued operations, net of tax
    (2010 - $6,209; 2009 - $35,740; 2008 - $16,691) (Note 14)                   13,805         138,328            (816)
----------------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS)                                                               87,128          54,733        (149,820)
  Less: net income (loss) attributable to noncontrolling interests                 399           3,315            (909)
----------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) ATTRIBUTABLE TO CUNA MUTUAL                             $     86,729     $    51,418     $  (148,911)
======================================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   4

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Policyholders' Surplus and Comprehensive
Income (Loss)
Years Ended December 31, 2010, 2009 and 2008
(000s omitted)

================================================================================

                                                             CUNA Mutual Policyholders' Surplus
                                                          ----------------------------------------
                                                           Accumulated
                                                              other                                                     Total
                                          Comprehensive   comprehensive    Retained                 Noncontrolling   policyholders'
                                          income (loss)   income (loss)    earnings       Total        interests        surplus
----------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2007                                     (156,849)   1,953,098    1,796,249                -       1,796,249

Net loss                                  $    (148,911)              -     (148,911)    (148,911)            (909)       (149,820)
Cumulative effect of change in
  accounting for fair value measurment,
  net of tax - $435                                   -               -          809          809                -             809
Foreign currency translation adjustment,
  net of tax - $335                              10,038          10,038            -       10,038                -          10,038
Change in unrealized losses,
  net of tax benefit - ($178,745)              (368,609)       (368,609)           -     (368,609)               -        (368,609)
Reclassification adjustment for
  losses included in net loss,
  net of tax - $7,665                            14,236          14,236            -       14,236                -          14,236
Change in pension liability, net of tax
  benefit - ($31,628)                           (58,739)        (58,739)           -      (58,739)               -         (58,739)
Change in discontinued operations               (40,720)        (40,720)           -      (40,720)               -         (40,720)
                                          -------------
Comprehensive loss attributable to
  CUNA Mutual                             $    (592,705)
                                          =============
Noncontrolling interest attributable to
  acquisition of subsidiary                                           -            -            -           46,529          46,529
Acquisition of noncontrolling interests                               -            -            -          (20,974)        (20,974)
                                                           -----------------------------------------------------------------------
BALANCE, DECEMBER 31, 2008                                     (600,643)   1,804,996    1,204,353           24,646       1,228,999

Net income                                $      51,418               -       51,418       51,418            3,315          54,733
Cumulative effect of change in
  accounting for other-than-
  temporary-impairments,
  net of tax benefit - ($17,197)                      -         (31,938)      46,938       15,000                -          15,000
Foreign currency translation adjustment,
  net of tax benefit - ($3,766)                 (10,983)        (10,983)           -      (10,983)               -         (10,983)
Change in unrealized gains,
  net of tax - $73,891                          164,555         164,555            -      164,555                -         164,555
Reclassification adjustment for
  losses included in net loss,
  net of tax - $88,085                          163,587         163,587            -      163,587                -         163,587
Change in pension liability,
  net of tax - $7,565                            14,050          14,050            -       14,050                -          14,050
Change in discontinued operations                 6,195           6,195            -        6,195                -           6,195
Reclassification of accumulated other
  comprehensive income of discontinued
  operations at date of sale                     (9,084)         (9,084)           -       (9,084)               -          (9,084)
                                          -------------
Comprehensive income attributable to
  CUNA Mutual                             $     379,738
                                          =============
Acquisition of noncontrolling interests                               -            -            -          (17,617)        (17,617)
                                                          ------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2009                                     (304,261)   1,903,352    1,599,091           10,344       1,609,435

Net income                                $      86,729               -       86,729       86,729              399          87,128
Foreign currency translation adjustment,
  net of tax - $1,361                            (3,219)         (3,219)           -       (3,219)               -          (3,219)
Change in unrealized gains,
  net of tax - $79,791                          148,058         148,058            -      148,058                -         148,058
Reclassification adjustment for
  losses included in net loss,
  net of tax - $36,681                           68,122          68,122            -       68,122                -          68,122
Change in pension liability,
  net of tax benefit - ($12,875)                (23,911)        (23,911)           -      (23,911)               -         (23,911)
Change in discontinued operations                 2,213           2,213            -        2,213                -           2,213
                                          -------------
Comprehensive income attributable to
  CUNA Mutual                             $     277,992
                                          =============
Acquisition of noncontrolling interests                               -            -            -          (10,743)        (10,743)
                                                          ------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2010                                $    (112,998)  $1,990,081   $1,877,083   $            -    $  1,877,083
==================================================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   5

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2010, 2009 and 2008
(000s omitted)

================================================================================

                                                                                    2009             2008
                                                                   2010           (Note 14)        (Note 14)
-------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Income (loss) from continuing operations                    $     73,323      $    (83,595)    $   (149,004)
    Adjustments to reconcile income (loss) to
      net cash provided by continuing operating activities:
    Undistributed (earnings) losses of
      unconsolidated subsidiaries                                   12,061             9,562             (319)
    Amortization of deferred policy acquisition costs              403,132           330,515          323,055
    Policy acquisition costs deferred                             (379,687)         (340,653)        (331,305)
    Depreciation of office properties, equipment,
       software and real estate                                     35,724            36,881           42,621
    Amortization of bond premium and discount                      (14,780)           17,859           42,125
    Net realized investment losses                                  54,796           217,140          462,406
    Policyholder assessments on investment-type contracts          (26,015)          (24,500)         (26,580)
    Interest credited to policyholder account balances             173,440           165,416          148,988
    Gain on sale of operations                                           -           (21,741)               -
    Impairment of computer software                                      -            10,241           15,725
  Changes in other assets and liabilities:
    Accrued investment income                                      (14,731)          (11,112)          (3,745)
    Reinsurance recoverables                                       (28,825)          (91,166)          18,879
    Premiums receivable                                               (271)           80,320          (62,525)
    Other assets and receivables                                    32,481           (24,437)         (34,399)
    Deferred tax asset, net                                         34,247            39,108          (96,014)
    Insurance reserves                                             228,203           176,429          137,119
    Unearned premiums                                              (17,500)           33,221           14,026
    Accrued income taxes                                            15,156            (1,690)          (3,993)
    Accounts payable and other liabilities                         (68,478)         (169,880)         (90,678)
-------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY CONTINUING OPERATING ACTIVITIES               512,276           347,918          406,382
=============================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   6

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2010, 2009 and 2008
(000s omitted)

================================================================================

                                                                                          2009               2008
                                                                        2010            (Note 14)         (Note 14)
---------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of investments:
    Debt securities                                               $  (3,264,882)     $  (3,710,458)    $   (2,268,806)
    Equity securities                                                   (65,274)           (66,609)          (284,111)
    Mortgage loans                                                     (187,101)           (98,403)           (98,418)
    Real estate                                                          (1,994)            (7,633)            (2,894)
    Short-term investments                                              (82,728)            (8,126)          (410,435)
    Other invested assets                                              (489,891)          (744,441)          (610,696)
  Proceeds on sale or maturity of investments:
    Debt securities                                                   2,481,188          2,975,622          1,483,432
    Equity securities                                                   167,258             70,437            381,876
    Mortgage loans                                                      109,449             89,644             51,266
    Real estate                                                               -              1,642             53,841
    Short-term investments                                               85,052            218,269            210,231
    Other invested assets                                               440,943            590,711            471,858
  Purchases of office properties, equipment, and
    computer software, net                                              (26,389)           (26,732)           (39,534)
  Proceeds from sale of discontinued operations                               -            199,935                  -
  Proceeds from sale to mutual fund alliance                                  -             10,312                  -
  Proceeds (distribution) from sale of unconsolidated affiliate               -             (4,323)             1,312
  Cash paid for acquisitions                                                  -            (49,148)                 -
  Cash acquired in acquisition                                                -             77,292                  -
  Change in policy loans and other, net                                   1,501               (101)             6,164
---------------------------------------------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                                  (832,868)          (482,110)        (1,054,914)
---------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholder account deposits                                         834,508          1,032,472          1,146,125
  Policyholder account withdrawals                                     (742,613)          (669,716)          (936,470)
  Change in bank overdrafts                                              (1,238)           (28,010)            18,403
  Repurchase of noncontrolling interests                                (10,743)           (17,617)           (20,974)
  Notes payable - borrowings                                            230,000            107,000            102,643
  Notes payable - repayments                                            (95,177)          (122,000)            (3,572)
---------------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                               214,737            302,129            306,155
---------------------------------------------------------------------------------------------------------------------
CHANGE IN CASH AND CASH EQUIVALENTS                                    (105,855)           167,937           (342,377)
CASH FLOW FROM DISCONTINUED OPERATIONS (NOTE 14)                          7,536            (59,726)           112,517
EFFECT OF FOREIGN EXCHANGE RATE ON CASH BALANCES                         (3,947)             2,853              6,100
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                          346,178            235,114            458,874
---------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                          $     243,912      $     346,178     $      235,114
=====================================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH INFORMATION:
  Cash paid during the year for interest                          $       2,688      $       2,484     $        1,845
  Cash paid (received) during the year for income taxes                  (3,430)           (42,072)            15,594
=====================================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.                   7

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 1: NATURE OF BUSINESS

CUNA Mutual Insurance Society ("CUNA Mutual" or the "Company") is a mutual life insurance company organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. Its primary products include group credit life and group credit disability sold to credit unions; retirement plans, and group life and disability products for credit union employees; and life, health and annuity policies for credit union members. The Company markets its products for credit union members through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company's subsidiaries and affiliates are also engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance, and other businesses useful to credit unions and their members, multi-peril crop insurance (through the federal government) and crop hail insurance directly written by the Company.

CUNA Mutual is licensed to sell insurance in all 50 states and the District of Columbia and most of its revenue and the revenues of its affiliated companies are generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represents more than 12% of the Company's premiums for the year ended December 31, 2010.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of CUNA Mutual and companies in which the Company directly or indirectly has a controlling financial interest. All intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determinations of other-than-temporary impairments, deferred policy acquisition costs, capitalized costs for goodwill and intangible assets, deferred tax asset valuation reserves, insurance reserves, reinsurance balances and pension and post-retirement obligations are most affected by the use of estimates and assumptions.

INVESTMENTS OTHER THAN INVESTMENTS IN UNCONSOLIDATED AFFILIATES

Investments in debt securities, including bonds and redeemable preferred stocks, and investments in equity securities, including common stocks and non-redeemable preferred stocks, are classified as available for sale and are carried at fair value.

Unrealized gains and losses on investments in debt and equity securities, net of any deferred federal income taxes, are included in accumulated other comprehensive loss as a separate component of policyholders' surplus unless designated as a hedged item in a fair value hedge.

Debt securities are considered other-than-temporarily impaired, and their cost basis written down to fair value with the impairment loss being included in net realized investment losses, when management plans to sell or it is more likely than not it will be required to sell the security before it recovers or management does not expect to recover its cost. In determining whether an unrealized loss is expected to be other than temporary, the Company

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

considers, among other factors, any plans to sell the security, the severity and duration of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the ability of the Company to hold the investment until the fair value has recovered. See Note 3 for a more detailed discussion.

Equity securities are considered other-than-temporarily impaired, and their cost basis written down to fair value with the impairment loss being included in net realized investment losses, when management expects the cost not to be recoverable. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, any plans to sell the security, the severity and duration of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered. See Note 3 for a more detailed discussion.

Mortgage loans held for investment are generally carried at their aggregate unpaid principal balance, net of valuation allowances. Mortgage loans are considered to be impaired when management, based on assessments performed on a loan-by-loan basis, finds it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowance, if any, are recorded in net realized investment losses. In 2009, a subsidiary of the Company, which was an investment company, carried its investments in mortgage loans at fair value. In 2010 the subsidiary was liquidated and its remaining mortgage loans were transferred to CUNA Mutual at the subsidiaries' carrying amount of the loans. That carrying amount exceeded the amortized cost of the mortgage loans by $1,863 which the difference will be amortized to income over the life of the mortgage loans by CUNA Mutual.

Investments in real estate, including real estate held-for-sale are carried at cost net of accumulated depreciation. The cost of real estate is adjusted for impairment whenever events or circumstances indicate the carrying value of the asset will not be recoverable. Impairments are determined when the carrying value of the real estate investment exceeds the sum of the undiscounted cash flows expected to result from the investment. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment losses. Certain investments in real estate of $21,221 were reclassified to held-for-sale in 2008 based on management's decision at that time to market those properties for sale. As a result of this decision the Company ceased depreciating the properties. In 2010 the Company decided to discontinue actively marketing these properties. As a result of this decision, the Company reclassified the properties to held-for-investment, recorded $3,722 of depreciation that had not been recorded during the time the properties were classified as held-for-sale, and resumed normal depreciation of these properties. The $3,722 was included in net realized investment losses in 2010.

Policy loans are reported at their unpaid principal balance.

Short-term investments include debt securities with maturities under one year at date of purchase and are reported at amortized cost, which approximates fair value.

Limited partnerships represent interests in companies that primarily invest in debt and equity securities of other companies. Investments in limited partnerships are accounted for using the equity method. The portfolios of these limited partnerships frequently include non-investment grade debt and private equity securities of smaller, privately held companies, which are significantly less liquid than public securities. As such, the market valuations reported to the Company by the limited partnerships are subject to market-related risks and uncertainties and the risk inherent in estimating the fair value of such securities.

Other invested assets primarily represent derivatives and student loans receivable. Derivative financial instruments are accounted for at fair value. See "Derivative Financial Instruments" below for a detailed discussion

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

of the Company's derivatives. Student loans receivable are also carried at fair value and changes in fair value are reported in net realized investment losses.

Interest income is recognized on an accrual basis. For mortgage-backed and other structured securities, income is recognized using a constant effective yield, based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Such adjustments are reflected in net investment income. Prepayment assumptions for loan-backed bonds and structured securities are obtained from various industry averages or internal estimates. Discounts and premiums on debt securities are amortized over the estimated lives of the respective securities on an effective yield basis. Dividends are recorded at the ex-dividend date. Investment income is also derived from real estate investments, limited partnerships, student loans receivable and derivative activity. Income from real estate investments and student loans receivable is accounted for on the accrual basis. Income from investments in limited partnership interests accounted for under the equity method of accounting is recognized based on the reported financial results of the entity and the Company's proportionate interest, and is generally recognized on a three-month lag basis as a result of the typical delays in reporting by the limited partnerships. Income from derivatives is recognized when the cash settlement is received.

Realized gains and losses on the sale of investments are determined on a specific identification basis and are recorded on the trade date.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative instruments, such as interest rate swaps, equity options, cross currency swaps, foreign currency futures and forwards, to manage exposure to various currency and market risks. All such derivatives are recorded in the consolidated balance sheets at estimated fair value.

Derivatives embedded within non-derivative host contracts must be separated from the host instrument when the embedded derivative is not clearly and closely related to the host instrument. Embedded derivative instruments subject to bifurcation are also accounted for at estimated fair value. Examples include certain guarantees contained in variable annuity policies and equity indexed annuities.

When derivatives meet specific criteria, the Company may classify them as fair value hedges, cash flow hedges or hedges of net investment. At inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to measure the ineffectiveness and assesses the effectiveness of the hedging relationship and records any ineffectiveness in net realized investment losses.

Fair Value Hedges: The Company designates certain interest rate swaps and foreign currency futures and forward contracts as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item. The changes in fair value of the hedging instruments used in fair value hedges are recorded in net realized investment losses. The changes in fair value of the hedged item, attributable to the risk being hedged, are also recorded in net realized investment losses. The difference between the changes in fair value of the hedging instrument and the changes in fair value of the hedged item represents the ineffectiveness in an otherwise effective hedging relationship.

Cash Flow Hedges: The Company designates cross currency swaps and interest rate swaps as cash flow hedges when the hedging instrument is highly effective in offsetting the hedged risk of variability in cash flows that could affect net income. The changes in fair value of the swaps attributable to hedged risk are recorded in accumulated other comprehensive loss to the extent it is effective. Amounts are reclassified from accumulated other comprehensive loss to net investment income when the hedged item is included in determining earnings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Hedges of Net Investments: The Company uses foreign currency futures to hedge a portion of the outstanding after tax equity in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other comprehensive loss. Any ineffectiveness, in an otherwise effective hedging relationship, is recorded currently in net realized investment losses.

Non-Hedge Derivatives: Changes in fair value, income and expense associated with derivatives that are not classified as qualified hedges are recorded in net realized investment losses.

EQUITY IN UNCONSOLIDATED AFFILIATES

Equity in unconsolidated affiliates includes investments in companies (principally the Company's 50% interest in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company) in which the Company can exercise significant influence over the operating and financial policies of the investee. Generally, this occurs when the Company's ownership ranges from 20% to 50%. The Company accounts for these investments using the equity method whereby the Company's proportionate share of the net income of these unconsolidated affiliates is reported in the consolidated statement of operations, net of related income taxes.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include unrestricted deposits in financial institutions, money market mutual funds, and U.S. Treasury bills, money market instruments, and commercial paper with maturities at the date of purchase of 90 days or less.

MUTUAL FUND ALLIANCE

On June 30, 2009 the Company established an alliance with an investment management firm for the administration and management of its mutual funds. The Company transferred the asset management of these funds to the alliance for $10,312 in cash and established a receivable for $13,948 accruing interest and to be paid in annual installments over the three years ending June 20, 2012. The Company will receive additional payments after three years subject to certain contingencies. The Company recorded a gain of $23,147 in 2009 on this transaction which is included in other income in the accompanying consolidated statement of operations. The Company also receives a percentage of the advisory fees charged by the alliance on an ongoing basis.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Credit life and disability insurance coverages are issued on either a single premium or monthly premium basis and revenue is recognized in relation to anticipated benefits to policyholders. Generally, individual and group life and health insurance premiums are recognized as earned on a monthly pro rata basis over the time period to which the premiums relate. Property and casualty insurance premiums are generally earned ratably over the periods to which the premiums relate. Premiums for crop insurance are recorded on the later of the effective date of the contract or when the amount of premiums can be reasonably estimated, and are earned on a pro rata basis over the period of risk. Certain property and casualty contracts insure lenders against losses related to loan collateral. For these types of policies, the Company recognizes the premium over the expected period of exposure, usually two to six years; such premium is recognized on an accelerated basis versus on a pro rata method to reflect the higher loan balance, and therefore exposure to loss, in the early period of the loan term, which declines over the term of the loan. An unearned premium reserve is established for the unexpired portion of credit, property and casualty, health, and certain other insurance premiums.

Term-life and whole-life insurance premiums are recognized as premium income when due. Related policy benefits and expenses for these products are recognized in relation to the premiums so as to result in the recognition of profits over the expected lives of the policies and contracts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to mortality or longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). A deferred profit liability is established for the excess of the gross premium collected over the sum of acquisition expenses incurred plus the initial benefit and maintenance expense reserve established. The deferred profits are recognized over the expected benefit payment period.

Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenues for investment contracts principally consist of net investment income and contract charges such as expense and surrender charges. Expenses for investment contracts consist of interest credited to contracts, benefits incurred in excess of related policyholder account balances and policy maintenance costs.

Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated statements of operations, consist of fees assessed against policyholder account balances for surrender charges, cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in excess of related policyholder account balances.

OTHER INCOME

Until June 30, 2009 when the Company sold its mutual fund advisory practice to a newly formed alliance in which the Company has a 30% non-voting equity interest (see Mutual Fund Alliance within this note for a detailed description of this transaction), the Company acted as an advisor for mutual funds and earned investment advisory fees in accordance with the underlying agreements. After the sale the Company receives 30% of advisory fees earned by the alliance.

CUNA Mutual also acts as an investment advisor and administrator for employee benefit plans. Revenues for advisory services are recognized pro rata, largely based upon contractual rates applied to the market value of each customer's portfolio. Fees received for performance of recordkeeping and reporting services for benefit plans are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service. The Company sells non-proprietary insurance products and recognizes commission income on the policy effective date, net of an allowance for refunds on estimated cancellations. Service fee income is recognized ratably over the period of service.

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Costs: The costs of acquiring insurance business that vary with, and are primarily related to, the production of new and renewal business are deferred to the extent that such costs are deemed recoverable from future profits. Such costs principally include commissions and sales costs, premium taxes, and certain policy issuance and underwriting costs. In addition, the Company reimburses credit unions for certain administrative expenses they incur in the production of new and renewal business sold for the Company. These expenses primarily relate to credit life and credit disability policies as well as property and casualty products sold to credit unions and credit union members, products of other insurers sold on a brokered basis, and certain investment products. Such reimbursements totaled $198,055, $202,741 and $200,972 for the periods ended December 31, 2010, 2009 and 2008, respectively. These expenses are also deferred unless the expenses are associated with non-insurance products or brokered business, or do not vary with production.

Amortization of Costs: Costs deferred on property and casualty insurance products and credit life and credit disability policies are amortized over the term of the related policies in proportion to the premium recognized as earned. For term-life and whole-life insurance products, deferred policy acquisition costs are amortized in proportion to the ratio of the annual premium to the total anticipated premiums generated by the deferred acquisition costs. For investment contracts (primarily deferred annuities) and universal life-type products,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

deferred policy acquisition costs are amortized principally over the expected contract life and in any one period in proportion to the relationship of actual gross profits for the period to the present value of all estimated gross profits from mortality, investment, and expense margins. The deferred policy acquisition cost assets for investment contracts and universal life-type products are adjusted retrospectively for changes in the present value of estimated gross profits. Such adjustments are recorded in the period that the change in the present value of future years' gross profits becomes apparent. An additional adjustment to deferred acquisition costs on investment contracts and universal life-type products is made representing the effect on deferred acquisition costs that would occur if the unrealized gains and losses on investments related to these contracts were realized; the offset to this adjustment is accumulated other comprehensive loss. Deferred policy acquisition costs on participating insurance contracts are amortized over the life of the participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. The primary assumptions for determining the amount of the estimated gross profits are future investment returns, including capital gains and losses, on assets supporting contract liabilities, interest crediting rates to contract holders, and the effects of future persistency, mortality, expenses, and hedges, if any. Recent economic turmoil, particularly the volatility of the financial markets and the impairment of securities, increases the variability and risk of estimating gross profits, which in turn could impact amortization of the deferred acquisition costs.

Recoverability and Loss Recognition: Deferred acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. To the extent that future policy premiums and investment income or gross profits are not adequate to cover the estimated anticipated losses and maintenance expenses at the time of policy issue, costs that would otherwise qualify for capitalization are not recoverable and are therefore expensed. The Company annually performs a loss recognition test of its deferred acquisition costs which is based on the Company's projections of future profits. If loss recognition is necessary, deferred acquisition costs would be written off in the consolidated statement of operations to the extent that future policy premiums and investment income or gross profits are not adequate to cover the estimated anticipated losses and expenses. Loss recognition in excess of the deferred acquisition costs balance is recognized by an increase in insurance reserves.

In 2010, for long term care insurance, the Company expensed $3,257 of otherwise deferrable acquisition costs related to the 2010 policy issues based on the Company's assessment of the future profitability of those policies and additionally wrote down deferred acquisition costs of $6,305 as a result of the Company's loss recognition test for all long term care insurance. In 2010, for loan default insurance, the Company wrote down deferred acquisition costs of $237 and recognized $3,981 of additional loss recognition reserves as a result of the loss recognition test. There was no impact in 2009 and 2008 from recoverability and loss recognition tests.

Internal Replacements: An internal replacement is defined as the modification of product benefits, features, rights or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement or rider, or by election of a feature or coverage within a contract. When an internal replacement occurs that results in a substantial change to a policy, unamortized deferred policy acquisition costs, unearned revenues and deferred sales inducements are written off to expense on the basis that the change constitutes the issuance of a new policy. Acquisition costs, sales inducements, and unearned revenue associated with the new replacement contract are deferred and amortized over the lifetime of the new contract. An internal replacement that is not a substantial change to the initial policy is accounted for as a continuation of the existing contract and the existing deferred acquisition costs, sales inducements and unearned revenue are carried over to the replacement contract.

Sales Inducements: The costs of sales inducements offered on sales to new policyholders are deferred and recorded in other assets and receivables. These costs are primarily related to deferred annuities and are in the form of additional credits to the policyholder's account balance or enhancements to interest credited for a specified period, which are beyond amounts currently being credited to existing contracts. Deferred sales

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

inducements are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment and expense margins.

OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

Office properties, equipment, and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of office equipment and purchased software is generally three to seven years. The useful life of capitalized costs for internally developed software ranges from three to ten years, while the useful life for office properties is generally 20 years. The following table provides a summary of office properties, equipment, and computer software.

=====================================================================================================
                                                                               2010           2009
-----------------------------------------------------------------------------------------------------
Office properties                                                        $    203,845    $    205,206
Office equipment                                                              110,070         126,459
Computer software                                                             160,432         152,002
-----------------------------------------------------------------------------------------------------
Total cost of office properties, equipment, and computer software             474,347         483,667
Accumulated depreciation                                                     (314,079)       (314,921)
-----------------------------------------------------------------------------------------------------
Office properties, equipment and computer
  software at cost less accumulated depreciation                         $    160,268    $    168,746
=====================================================================================================

Depreciation expense totaled $33,401, $36,581, and $39,900 in 2010, 2009, and 2008, respectively. The Company recorded an expense included in operating and other expenses of $10,241 in 2009 and $15,725 in 2008 for impaired internally developed software.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

GOODWILL AND OTHER INTANGIBLES

Goodwill and indefinite-lived intangible assets are not amortized but are subject to an impairment test annually, or whenever events or circumstances indicate the carrying amount may not be recoverable. Finite-lived intangible assets are subject to an impairment test whenever events or circumstances indicate the carrying amount may not be recoverable. Based on impairment tests in 2010 and 2009 there were no impairment charges required. In 2008 the Company recorded a charge to expense of $376 when it determined that a covenant not to compete was impaired. Finite-lived intangible assets are amortized over their estimated useful lives, ranging from two to twenty years. Amortization is based on the pattern in which the economic benefits are expected to be used up, when that is determinable; otherwise, straight line amortization is used. Goodwill and other intangible assets are set forth in the following table.

====================================================================================================
                                                                              2010           2009
----------------------------------------------------------------------------------------------------
Goodwill, net                                                             $    66,641    $    66,641
----------------------------------------------------------------------------------------------------
Indefinite-lived intangible asset                                              26,000         26,000
Intangible assets                                                              17,024         16,790
Accumulated amortization on intangible assets                                  (2,653)        (1,420)
----------------------------------------------------------------------------------------------------
Intangible assets, net                                                         40,371         41,370
----------------------------------------------------------------------------------------------------
Total goodwill and other intangibles, net                                 $   107,012    $   108,011
====================================================================================================

The indefinite-lived intangible asset primarily represents the value of an agreement with the Federal Crop Insurance Corporation to market multiperil crop insurance. The agreement is annually renewable, contingent upon the Company's compliance with program regulations. It is the Company's intent and expectation to apply for and receive annual approval to renew the agreement.

Amortization expense of other intangible assets was $1,208, $975, and $1,338 for the years ended December 31, 2010, 2009, and 2008, respectively. The weighted average amortization period of newly acquired finite-lived assets was 11.9 years as of December 31, 2010.

The Company completed a number of transactions in 2009 whereby it sold or purchased subsidiaries, resulting in reductions or additions of goodwill and other intangible assets. See Notes 14 and 15 for further descriptions of these transactions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following is a summary of the impact of the 2009 transactions on goodwill and other intangible assets.

================================================================================================================
                                                         EFFECT OF TRANSACTION ON BALANCE AT TRANSACTION DATE
                                                     -----------------------------------------------------------
                                                                         OTHER INTANGIBLE      OTHER INTANGIBLE
COMPANY SOLD OR ACQUIRED                                  GOODWILL        ASSETS - FINITE    ASSETS - NON-FINITE
----------------------------------------------------------------------------------------------------------------
Sale of IRA Services(1)                              $          (1,805)  $               -   $                 -
Sale of Lending Call Center Services, LLC(1)                      (364)                  -                     -
Purchase of CPI Qualified Plan Consultants, Inc.                22,478              12,347                     -
Purchase of Producers AG Insurance Group, Inc.                  29,396               3,000                26,000
----------------------------------------------------------------------------------------------------------------
Total impact of transactions                         $          49,705   $          15,347   $            26,000
================================================================================================================

(1) Accounted for as discontinued operations, see Note 14.

The following table is a summary of the estimated aggregate amortization expense for the next five years and thereafter.

================================================================================
ESTIMATED AGGREGATE AMORTIZATION EXPENSE FOR INTANGIBLE ASSETS
--------------------------------------------------------------------------------
  2011                                                                    1,256
  2012                                                                    1,539
  2013                                                                    1,775
  2014                                                                    1,691
  2015                                                                    1,481
  Thereafter                                                              6,629
-------------------------------------------------------------------------------
Total estimated amortization expense                                 $   14,371
===============================================================================

SEPARATE ACCOUNTS

Separate accounts represent customer accounts that are related to certain contracts issued by the Company, such as variable annuities and variable life insurance policies, where investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. In some contracts the Company provides certain guarantees. Such guarantees may include a minimum account value upon death, or minimum withdrawal or accumulation benefits. The liabilities for these guarantees are not included in the separate accounts as they are obligations of the Company's general account. See Note 3, Investments--Embedded Derivatives, for a discussion of these guarantees. Contract holders are able to invest in investment funds managed for their benefit. More than 49% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission. In 2008 and for a portion of 2009 the Company acted as the investment advisor, administrator and distributor for more than 85% of the funds invested in the unit investment trusts and recorded $26,569 of fee income. In 2009 the Company entered into an agreement with a third party whereby the third party became the investment advisor, administrator and distributor, as applicable, for these unit investment trusts and the Company receives a fee based on the investments attributable to the insurance products generated by the Company. This fee was $8,520 and $4,331 in 2010 and 2009, respectively.

Separate account assets are legally segregated and may only be used to settle separate account liabilities. Separate account assets are carried at fair value. Separate account liabilities are equal to the separate account

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

assets and represent contract holders' claims to the related assets. Contract holder deposits to and withdrawals from the separate accounts are recorded directly to the separate account assets and liabilities and are not included in the Company's consolidated statement of operations or accumulated other comprehensive income.

Charges made by the Company to the contract holders' balances include fees for maintenance, administration, cost of insurance, and surrenders of contracts prior to the contractually specified dates. Such fees are reflected as revenues (contract charges) in the accompanying consolidated statements of operations when they are assessed to the contract holder by the Company.

INSURANCE RESERVES

Life and health reserves consist principally of future policy benefit reserves and reserves for estimates of future payments on incurred claims reported and unreported but not yet paid. Such estimates are developed using actuarial principles and assumptions based on past experience adjusted for current trends. Any change in the probable ultimate liabilities is reflected in net income in the period in which the change in probable ultimate liabilities is determined. Gross reserves for unpaid claims and adjustment expenses of $341,729 and $325,972 on certain claims, principally those resulting from a disability are discounted at rates between .61% and .98% and .54% and .98% as of December 31, 2010 and 2009, respectively.

For non-participating term-life and whole-life insurance products, or participating products for which no policyholder dividends are expected to be paid, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals and expenses. For participating term-life and whole-life insurance products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals, dividends and expenses at the date of policy issuance. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate assumptions range from 2.3% to 9.5%. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption where deemed necessary.

For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on statutory valuation tables and the interest rates used range from 4.8% to 7.0%.

Reserves for property and casualty products represent the estimated claim cost and loss adjustment expense necessary to cover the ultimate cost of investigating and settling all losses incurred and unpaid as of the balance sheet date. Similar reserves are also recorded for unpaid life and accident and health benefits. Such reserve estimates are based on individual case estimates for reported losses, estimates for incurred but not reported losses based on past experience and estimated adjustments for ultimate loss expectations based on historical experience patterns and current economic trends and are stated net of estimated salvage and subrogation recoverables of $30,700 and $30,768 at December 31, 2010 and 2009, respectively. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the consolidated statements of operations in the period the change is determined to be necessary. Such adjustments could possibly be significant.

POLICYHOLDER ACCOUNT BALANCES

The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average credited rates ranged from 3.0% to 4.1% in 2010 and 3.3% to 4.2% in 2009. Future minimum guaranteed interest rates during the life of the contracts vary from 1.2% to 4.5%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

REINSURANCE

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies that have been ceded and the terms of the reinsurance contracts. Premiums and insurance claims and benefits in the consolidated statements of operations are reported net of the amounts ceded to other companies under such reinsurance contracts. Reinsurance recoverables are recorded for ceded benefits paid and insurance reserves that have been ceded and recorded as an asset. A prepaid reinsurance asset is also recorded for the portion of unearned premiums that relate to ceded policies. Any contracts that do not effectively transfer the risk of loss are recorded using the deposit method of accounting.

Most crop insurance policies are written pursuant to a federal government program, for which the government establishes guidelines, subsidizes a portion of the premium and assumes part of the risk. The Federal Crop Insurance Corporation reinsurers a portion of the Company's crop premiums and losses. Participating insurers receive an administrative and operating subsidy from the program based on written premium volume, which offsets the cost of selling and servicing the policies. The subsidy is deferred and recognized as a reduction to expense ratably as the related premiums are earned.

BENEFIT PLANS

The Company recognizes costs for its defined benefit pension plans and postretirement benefits on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost and expected return on plan assets. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years' benefit costs due to plan amendments or initiation of new plans. The Company uses a December 31 measurement date for all pension and other postretirement benefit plans.

The Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that have not been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive loss. Changes in funded status each period is charged, net of income tax, to other comprehensive loss.

Calculations of benefit obligations for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. The cost of benefits provided to former or inactive employees after employment, but before retirement, is recognized during an employee's service years if certain requirements are met. Postretirement medical benefits are generally funded on a pay-as-you-go basis. These benefits were eliminated effective December 31, 2008 for non-represented employees and those represented employees who retired prior to June 1, 2005. See Note 8 for a further discussion of these changes. The Company reviewed the impacts of health care legislation enacted in 2010 and determined the legislation will not have a material impact on the consolidated financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

INCOME TAXES

The Company recognizes taxes payable or refundable currently and deferred taxes for the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured by applying the enacted tax rates to the difference between the financial statement and tax basis of assets and liabilities. Deferred income tax assets can be realized through future earnings, including but not limited to the generation of future income, reversal of existing temporary differences and available tax planning strategies. The Company records a valuation allowance for deferred tax assets if it determines it is more likely than not that the asset will not be realized. See Note 4 for a further discussion.

The Company is subject to tax-related audits in the normal course of operations. These audits may result in additional tax assets or liabilities. The Company accounts for such contingent liabilities and reports a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return.

FOREIGN EXCHANGE

The Company's financial statements are impacted by changes in foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies.

The accounts of significant foreign-based subsidiaries and branch operations are measured using the local currency as the functional currency. Revenues and expenses of these operations are translated into U.S. dollars at the average exchange rate for the period. Assets and liabilities of these operations are translated at the exchange rate as of the end of the reporting period. The resulting gains or losses from translating foreign currency are included in accumulated other comprehensive loss as a separate component of policyholders' surplus.

The foreign exchange impacts of investment holdings classified as available for sale are included in accumulated other comprehensive loss as a separate component of policyholders' surplus. The foreign exchange impacts on all other investment holdings are reflected as transaction gains and (losses) in operating and other expenses in the Company's consolidated statements of operations and were $620, $10,356 and ($9,410) for the year ended December 31, 2010, 2009 and 2008, respectively.

SUBSEQUENT EVENTS

The Company evaluated subsequent events from December 31, 2010 through March 30, 2011, the issuance date of these financial statements. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

RECENT ACCOUNTING STANDARDS - ADOPTED

Financial Accounting Standards Board ("FASB") Accounting Standards Update No. 2009-17 ("ASU 2009-17"), Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities, replaces the quantitative-based risk and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity ("VIE") and which owner is the primary beneficiary and thus must consolidate it. The new guidance, effective for 2010, is more qualitative and also creates new disclosure requirements. A related pronouncement is ASU No. 2010-10, Amendments for Certain Investment Funds, which deferred application of the guidance in ASU 2009-17 for reporting entities with interest in an entity that applies the specialized accounting guidance for investment companies. The Company does not own any entities which it has determined to be VIEs under existing guidance and so the adoption of ASU 2009-17 had no impact on its 2010 consolidated financial statements. The Company does own limited partnerships which qualified for the deferral in ASU 2010-10 and for which the Company must reconsider the accounting in 2011. The Company has not yet determined the impact of the new standard on accounting for those limited partnerships.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

FASB ASU 2010-06, Improving Disclosures about Fair Value Measurements, adopted in 2010, provides a greater level of disaggregated information and more robust disclosures about valuation techniques and inputs to fair value measurements. New details required about purchases, sales, issuances, and settlements in the roll forward of activity in level 3 fair value measurements will be effective in 2011.

RECENT ACCOUNTING STANDARDS - PENDING

In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) effective in 2012, with prospective or retrospective application allowed. This guidance modifies the definition of costs that can be deferred by insurance entities when issuing and renewing insurance contracts. Capitalized costs can only include incremental direct costs of contract acquisition, as well as certain costs directly related to acquisition such as underwriting, policy issuance, and medical and inspection fees, and sales force contract selling. This guidance also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition related costs should be expensed as incurred. Under ASU 2010-26, in order to capitalize advertising costs and direct mail solicitation costs the capitalization criteria, included in the Other Assets and Deferred Costs Topic of the FASB Accounting Standards Codification ("ASC") direct response advertising guidance, must be met. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

In July, 2010, the FASB issued ASU No. 2010-20, Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses, which is effective for 2011 for nonpublic entities such as CUNA Mutual. The guidance amends ASC Topic 310, Receivables, to require additional disclosures about financing receivables and the allowance for credit losses. Short-term trade accounts receivable and receivables measured at fair value are excluded. The new guidance does not change how financing receivables or allowances for credit losses are measured. Accordingly, the Company does not expect an impact from adoption other than disclosure.

In April 2010, the FASB issued ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments, which clarifies that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer's interests and should not combine those interests with its general account interests in the same investment when assessing the investment for consolidation. This guidance will be effective in 2011 and will not have a material impact on the consolidated financial statements.

FASB ASU 2009-13, Multiple Deliverable Revenue Arrangements, will be effective for new or substantially modified arrangements with multiple deliverables in 2011. The new guidance establishes a selling price hierarchy for determining the selling price of a deliverable and establishes that the allocation of revenue is based on entity specific assumptions rather than those of a market place participant. Disclosures are also significantly expanded. Because most of the Company's revenue is accounted for using guidance for insurance contracts, which is unchanged, ASU 2009-13 is not expected to have a material impact on the Company's consolidated financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 3: INVESTMENTS

DEBT SECURITIES

The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2010 are as follows:

============================================================================================================
                                               AMORTIZED             GROSS UNREALIZED           ESTIMATED
                                                 COST              GAINS          LOSSES        FAIR VALUE
------------------------------------------------------------------------------------------------------------
U.S. government and agencies               $       189,223     $       1,770   $     (9,711) $       181,282
States and political subdivisions                  630,474             4,151        (18,657)         615,968
Foreign government securities                       24,062             3,380            (11)          27,431
Domestic corporate securities                    3,743,500           200,897        (28,131)       3,916,266
Mortgage-backed securities:
  Residential mortgage-backed                      917,474            14,703        (46,231)         885,946
  Commercial mortgage-backed                       409,462             9,760        (69,117)         350,105
Non-mortgage asset-backed securities:
  Collateralized debt obligations                   82,828               367        (43,773)          39,422
  Other                                             38,828             1,235         (1,871)          38,192
Foreign corporate securities                       992,352            62,520         (5,269)       1,049,603
------------------------------------------------------------------------------------------------------------
Total debt securities                      $     7,028,203     $     298,783   $   (222,771) $     7,104,215
============================================================================================================

The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2009 are as follows:

============================================================================================================
                                               AMORTIZED             GROSS UNREALIZED            ESTIMATED
                                                 COST              GAINS          LOSSES         FAIR VALUE
------------------------------------------------------------------------------------------------------------
U.S. government and agencies               $       118,316     $       1,327   $    (14,236) $       105,407
States and political subdivisions                  437,997             4,390         (5,788)         436,599
Foreign government securities                       24,195             3,644            (56)          27,783
Domestic corporate securities                    3,344,823           100,761        (55,682)       3,389,902
Mortgage-backed securities:
  Residential mortgage-backed                    1,064,561             4,001       (122,972)         945,590
  Commercial mortgage-backed                       347,765               525       (125,934)         222,356
Non-mortgage asset-backed securities:
  Collateralized debt obligations                  122,102                74        (94,662)          27,514
  Other                                            103,502             1,260         (3,491)         101,271
Foreign corporate securities                       723,859            26,671         (7,800)         742,730
------------------------------------------------------------------------------------------------------------
Total debt securities                      $     6,287,120     $     142,653   $   (430,621) $     5,999,152
============================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The amortized cost and estimated fair values of investments in debt securities at December 31, 2010, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage, asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

=====================================================================================
                                                 AMORTIZED             ESTIMATED
                                                   COST                FAIR VALUE
-------------------------------------------------------------------------------------
Due in one year or less                      $         171,414     $          176,535
Due after one year through five years                  961,668              1,010,237
Due after five years through ten years               3,021,156              3,183,215
Due after ten years                                  1,425,373              1,420,563
Mortgage-backed securities:
  Residential mortgage-backed                          917,474                885,946
  Commercial mortgage-backed                           409,462                350,105
Non-mortgage asset-backed securities:
  Collateralized debt obligations                       82,828                 39,422
  Other                                                 38,828                 38,192
-------------------------------------------------------------------------------------
Total debt securities                        $       7,028,203    $         7,104,215
=====================================================================================

EQUITY SECURITIES

The cost, gross unrealized gains and losses, and estimated fair value of investments in available for sale equity securities at December 31 are as follows:

======================================================================================
                                      GROSS UNREALIZED                     ESTIMATED
                COST              GAINS               LOSSES               FAIR VALUE
--------------------------------------------------------------------------------------
2010        $    82,883       $      2,175        $      (5,759)         $      79,299
2009            181,759              8,438               (9,831)               180,366
======================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

MORTGAGE LOANS

The Company's mortgage loan portfolio consists mainly of commercial mortgage loans made to borrowers throughout the United States. All outstanding commercial mortgage loans are collateralized by completed properties. At December 31, 2010, the commercial mortgage loan portfolio had an average remaining life of 5.7 years, with all principal due prior to 2034. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. No loan to a single borrower represented more than 3.60% of the aggregate mortgage loan portfolio balance. The Company recorded a write down of $5,596 and $5,005 in 2010 and 2009, respectively when it became probable the Company would be unable to collect the total contractual amounts due on certain mortgages. The total contractual mortgage loan balance on which the Company recorded the write down was $11,917 and $14,600 at December 31, 2010 and 2009, respectively.

The Company had mortgage loan restructures in 2010 and 2009 that were considered troubled debt restructurings. The terms of the restructure in 2010 resulted in a charge to earnings of $1,567, which was included in net realized investment losses; the amount of the pre-restructuring contractual loan balance was $12,825. The 2009 restructure did not result in a charge to income and related to a loan balance of $7,465. The Company has no commitments at December 31, 2010 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring.

The determination of the need for and level of a mortgage valuation allowance is an estimation process, which requires significant management judgment. Management has recorded its best estimate as of the balance sheet date. The ultimate outcome may vary from the Company's current evaluation, and if different outcomes emerge in the future than currently projected, management may change its assessment as to the need for a valuation allowance. Any such change in estimate, which could be significant to income in any single period, would be recorded at the time it becomes evident based on the then available facts and interpretation.

The Company's mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

===================================================
                               2010           2009
---------------------------------------------------
California                     16.7%          13.6%
Texas                           9.4            9.2
Illinois                        7.0            7.1
Ohio                            6.6            5.2
Kansas                          6.4            6.8
New Jersey                      6.2            5.6
Florida                         5.5            7.4
Missouri                        4.8            5.7
===================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

===================================================
                              2010            2009
---------------------------------------------------
Industrial                    30.2%           30.5%
Office                        25.9            27.1
Retail                        25.6            25.2
Apartment                      9.5             8.8
Other                          8.8             8.4
---------------------------------------------------
  Total                      100.0%          100.0%
===================================================

Valuations are performed on a regular basis using internal models and third party appraisals or data. The Company has $65,074 of mortgages outstanding at December 31, 2010 where the carrying amount of the loan was greater than the estimated value of the collateral. The weighted average loan-to-value percentage for the Company's entire commercial loan portfolio was 61.0% and 58.3% at December 31, 2010 and 2009, respectively.

REAL ESTATE

Real estate investments consisted of the following at December 31:

=======================================================================================
                                                             2010              2009
---------------------------------------------------------------------------------------
Real estate                                             $       89,630    $      22,373
Accumulated depreciation                                       (38,564)          (6,445)
---------------------------------------------------------------------------------------
Net real estate held for the production of income       $       51,066    $      15,928
---------------------------------------------------------------------------------------
Real estate held-for-sale                               $            -    $      47,263
Accumulated depreciation                                             -           26,074)
---------------------------------------------------------------------------------------
Net real estate held-for-sale                           $            -    $      21,189
=======================================================================================

Depreciation expense on investments in real estate, which is netted against rental income and included in net investment income, totaled $2,323, $300 and $2,721 for the years ended December 31, 2010, 2009 and 2008, respectively. There were no impairments required to be recognized on real estate in 2010, 2009 or 2008. In 2010 and 2009 the Company acquired real estate owned properties with a fair value of $18,000 and $7,000, respectively, which had previously been collateral for mortgage loans. These transactions were accomplished through a deed in lieu of foreclosure and accordingly involved no cash payments and are not included in the consolidated statements of cash flows.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Real estate investments were categorized as follows at December 31:

=======================================================================================================
                                                                 2010                      2009
                                                       ------------------------------------------------
                                                         AMOUNT       PERCENT      AMOUNT       PERCENT
-------------------------------------------------------------------------------------------------------
Real estate held for the production of income:
  Office                                               $   32,309       63.3%    $   12,163       76.4%
  Land                                                      3,766        7.4          3,765       23.6
  Retail                                                      694        1.3              -          -
  Industrial                                               14,297       28.0              -          -
-------------------------------------------------------------------------------------------------------
Total real estate investments                          $   51,066      100.0%    $   15,928      100.0%
=======================================================================================================
Real estate held-for-sale(1):
  Office                                               $        -          -%    $   20,092       94.8%
  Retail                                                        -          -          1,097        5.2
-------------------------------------------------------------------------------------------------------
Total real estate investments                          $        -          -%    $   21,189      100.0%
=======================================================================================================

(1) In 2010 the Company decided to discontinue actively marketing certain real estate properties and reclassified them to held for production of income.

SHORT-TERM INVESTMENTS

The details of short-term investments at amortized cost, which approximates fair value as of December 31, are as follows:

================================================================
                                           2010          2009
----------------------------------------------------------------
Domestic corporate securities          $        -    $     4,569
Certificates of deposit                       994          3,497
----------------------------------------------------------------
Total short-term investments           $      994    $     8,066
================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

EQUITY IN UNCONSOLIDATED AFFILIATES

The carrying value, ownership percentage and summarized financial information of significant unconsolidated affiliates for the years ended and at December 31 are set forth in the table below:

===========================================================================================================
         NAME OF AFFILIATE                    CUNA MUTUAL                    CUNA MUTUAL SHARE OF NET
         AND THE COMPANY'S                  CARRYING VALUE                   INCOME (LOSS), AFTER TAX
       OWNERSHIP PERCENTAGE               2010           2009             2010         2009        2008
-----------------------------------------------------------------------------------------------------------
CMG Mortgage Insurance
  Company (50%)                     $     95,032     $    109,650     $    (8,951) $    (6,070) $     4,233
CMG Mortgage Assurance
  Company (50%)                            8,071           11,823          (2,388)      (1,412)         (94)
CMG Mortgage Reinsurance
  Company (50%)(1)                             -                -               -            -           48
All other affiliates (various
  ownership percentages)                   2,002            4,356            (722)      (1,358)       1,743
-----------------------------------------------------------------------------------------------------------
Total                               $    105,105     $    125,829     $   (12,061) $    (8,840) $     5,930
===========================================================================================================

(1) In 2009 CMG Mortgage Reinsurance Company became a wholly-owned subsidiary of CMG Mortgage Assurance Company.

The total assets and liabilities for significant unconsolidated affiliates at December 31, 2010 and 2009 are set forth in the table below:

====================================================================================================
                                         ASSETS       LIABILITIES          ASSETS        LIABILITIES
                                         2010             2010              2009             2009
----------------------------------------------------------------------------------------------------
CMG Mortgage Insurance Company       $    387,018     $   196,953       $    406,167     $   186,867
CMG Mortgage Assurance Company             51,146          35,003             47,704          24,058
====================================================================================================

LIMITED PARTNERSHIPS

The Company accounts for its investments in limited partnerships using the equity method. Accordingly, the Company's investments in these limited partnerships are carried at cost plus or minus the Company's equity in the undistributed earnings or losses as reported by the partnerships. As a result of normal delays in the reporting of results by the partnerships, the Company generally records its equity interests on a one quarter lag basis, which means the partnership results for the fourth quarter are not recorded until the first quarter of the following year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The cost and carrying values of limited partnerships by type were as follows at December 31:

==========================================================================================
                                          2010                            2009
                                 COST       CARRYING VALUE       COST       CARRYING VALUE
------------------------------------------------------------------------------------------
Energy funds                  $   43,917    $       38,910    $   25,764    $       20,800
Mezzanine                        163,234           159,976       155,846           147,144
Private equity                   201,300           186,668       186,223           162,000
Real estate                       72,261            36,306        56,737            23,084
------------------------------------------------------------------------------------------
Total limited partnerships    $  480,712    $      421,860    $  424,570    $      353,028
------------------------------------------------------------------------------------------

The Company funded additional investments in limited partnerships of $96,692 in 2010 and $98,532 in 2009, respectively. See Note 13 for further discussion on the Company's funding commitments to limited partnerships.

As a general rule, the limited partnerships owned were designed to be liquidated in eight to twelve years after full funding at the discretion of the general partners, and investors do not have the option to redeem their interests. For the Company's investments, most of the liquidations are expected to occur between 2013 and 2020.

NET INVESTMENT INCOME

Sources of net investment income for the years ended December 31 are summarized as follows:

======================================================================================
                                                 2010           2009          2008
--------------------------------------------------------------------------------------
Gross investment income (loss):
  Debt securities, available for sale         $  376,892    $   350,737    $   323,342
  Equity securities, available for sale            2,037          6,116         11,237
  Mortgage loans                                  47,964         45,380         45,456
  Real estate                                     10,496         11,044         15,774
  Policy loans                                     6,843          7,193          7,106
  Limited partnerships
    Equity in change in market value              12,685        (27,886)       (47,226)
    Equity in other income                        25,664         20,357         12,285
  Derivative financial instruments                   929          1,158            673
  Short-term investments and other                 5,497          5,576         11,047
--------------------------------------------------------------------------------------
Total gross investment income                    489,007        419,675        379,694
Investment expenses                              (25,959)       (22,061)       (30,084)
--------------------------------------------------------------------------------------
Net investment income                         $  463,048    $   397,614    $   349,610
======================================================================================

Additional net investment income of $7,714, $15,991 and $23,042 in 2010, 2009 and 2008, respectively, has been included with the results of discontinued operations. See Note 14 for a detailed discussion.

Limited partnerships generally carry their investments at fair value. Changes in market value are a component of the results of operations reported by the partnerships and are therefore included in the Company's recorded share of income. This accounting policy contributes to potentially significant fluctuations in the operating results

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

of the Company's interests in limited partnerships. In addition, determinations of the fair value of such investments by the limited partnerships are highly judgmental given the nature of the investments held by these limited partnerships, the fact that observable market data is frequently not available, and the current market conditions, which are still generally illiquid. Accordingly, the values assigned are subject to risks of variability. See discussion of "Fair Value Measurement" which is included in this Note.

The Company's equity in the change in market value of its limited partnerships for each of the past three years, by partnership type is summarized below:

======================================================================================
                                               2010            2009           2008
--------------------------------------------------------------------------------------
Energy funds                               $        (42)   $    (4,012)   $       (480)
Mezzanine                                         5,443         (3,585)         (2,961)
Private equity                                    9,591        (16,434)        (15,905)
Real estate                                      (2,307)        (8,802)        (23,132)
Other                                                 -          4,947          (4,748)
--------------------------------------------------------------------------------------
Total change in equity in market value     $     12,685    $   (27,886)   $    (47,226)
======================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NET REALIZED INVESTMENT LOSSES

Realized investment losses for the years ended December 31 are summarized as follows:

=====================================================================================================
                                                               2010           2009           2008
-----------------------------------------------------------------------------------------------------
Debt securities:
  Gross gains on sales                                     $    77,041   $     129,196  $      40,250
  Gross losses on sales                                        (22,511)        (25,717)       (42,283)
  Other                                                          8,934          (4,103)        (6,992)
  Other than temporary impairment losses                       (98,901)       (204,178)      (421,853)
Equity securities:
  Gross gains on sales                                          10,563           7,835         23,240
  Gross losses on sales                                         (6,804)        (18,232)       (21,531)
  Other                                                          1,802          (3,212)        (1,436)
  Other than temporary impairment losses                          (825)        (31,206)       (19,182)
Real estate                                                     (5,001)          1,158         31,194
Mortgage loans:
  Other                                                          2,279           6,562         (1,593)
  Other than temporary impairment losses                        (5,596)         (5,005)             -
Derivative financial instruments                                 4,018         (59,224)       (23,367)
Derivative financial instruments - embedded                    (20,283)         (8,367)        (5,424)
Other                                                              488          (2,647)       (13,429)
-----------------------------------------------------------------------------------------------------
Net realized investment losses                             $   (54,796)  $    (217,140) $    (462,406)
=====================================================================================================

Proceeds from the sale of debt securities were $1,821,819, $2,760,979 and $982,121 in 2010, 2009 and 2008, respectively. Proceeds from the sale of equity securities were $167,258, $59,010 and $287,143 in 2010, 2009 and 2008, respectively.

Additional net realized investment gains of $3,042, $131,919 and $1,623 in 2010, 2009 and 2008, respectively, have been reported in the results of discontinued operations. See Note 14.

OTHER-THAN-TEMPORARY INVESTMENT IMPAIRMENTS

Investment securities are reviewed for other-than-temporary impairment on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below 95% of the Company's cost, the Company monitors the security for impairment. When the fair value drops below 80% of the Company's cost or amortized cost or the potential impairment is greater than $1,000, the Company performs a full analysis to determine if the decline in fair value qualifies as an other-than-temporary impairment. The determination of other-than-temporary impairment requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

  o  The existence of any plans to sell the investment security.

  o  The duration and extent to which fair value has been less than book value.

  o The reason for the decline in fair value (credit concerns, interest rates, etc.).

  o The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and implications of rating agency actions.

  o The Company's intent to retain its investment in debt securities for a period of time sufficient to allow for an anticipated recovery in fair value.

  o The Company's intent and ability to retain its investment in equity securities for a period of time sufficient to allow for an anticipated recovery in fair value.

  o The Company's ability to recover all amounts due according to the contractual terms of the agreements.

  o The Company's collateral position, in the case of bankruptcy or restructuring.

Determinations of other-than-temporary impairments are made by a combination of financial accounting and investment professionals after consideration of all of the relevant factors, including but not limited to those noted above. These determinations are estimates which are subject to risks and uncertainties of variability. The Company's best estimate of expected future cash flows used to determine the credit loss amount on its debt securities is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the security. The Company's best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical default and recovery rates, credit ratings, current delinquency rates, and loan-to-value ratios. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral.

For impaired debt securities (i.e. debt securities whose fair value is less than amortized cost), where either the Company has the intent to sell the securities before the fair value recovers or the Company believes it is more likely than not that it will be required to sell the securities before the fair values recovers, the impairment is determined to be an other-than-temporary impairment ("OTTI"). At the time such determination is made, the Company records a realized loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis.

For impaired debt securities, where the Company does not have the intent to sell or does not believe it is more likely than not that it will be required to sell such debt securities, but where the Company believes it is probable it will not recover its amortized cost, the difference between the fair value and amortized cost is an OTTI. For these impairments, starting on April 1, 2009 with the adoption of FASB ASC 320, Investments--Debt and Equity Securities the Company must bifurcate that portion of the loss that is attributable to credit and that portion which is considered non-credit. The credit portion of the OTTI is the difference between the present value of the expected future cash flows and amortized cost. The gross OTTI is displayed on the statement of operations, with the non-credit portion subtracted and reallocated to accumulated other comprehensive loss, resulting in only the credit portion of the OTTI being charged to income.

For certain securitized financial assets with contractual cash flows, the Company is required to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge is recognized. The Company also considers its intent to retain a temporarily impaired security until recovery. Estimating future cash flows is a judgment process involving both quantitative and qualitative factors. Such determinations incorporate

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

A rollforward of the amount of the credit component of OTTI related to debt securities recognized in retained earnings is presented in the following table:

================================================================================================
                                                                     2010              2009
                                                                  CREDIT OTTI       CREDIT OTTI
------------------------------------------------------------------------------------------------
Beginning balance of credit losses on debt securities at
  January 1, 2010 and April 1, 2009                             $     (392,726)   $     (439,879)
Additions for credit impairments recognized on:
  Securities not previously impaired                                   (26,934)          (75,531)
  Securities previously impaired                                       (71,967)          (50,225)
Reductions for credit impairments previously recognized:
  Securities that matured or were sold during the period               129,266           172,909
------------------------------------------------------------------------------------------------
Ending balance at December 31                                   $     (362,361)   $     (392,726)
================================================================================================

As shown in the table on the next page the vast majority of the Company's charges for other-than-temporary impairments have been attributable to residential mortgage-backed securities and, to a lesser extent, commercial mortgage-backed securities and non-mortgage, asset-backed securities and other securities. The significant provision for these losses over the past three years, and particularly in 2008, is due to a number of significant factors and downward trends in the general economy and financial markets, which have negatively affected the values of virtually all financial investments. The most significant factor contributing to the losses in 2010, 2009 and 2008 is the severe decrease in residential real estate values.

For those equity securities where the decline in the fair value is deemed to be OTTI, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security's new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are systematically restricted from trading.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2010. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. However, interpreting the effects and extent of the current market turmoil--particularly the decline in residential home values, the nature and effect of the government's actions, the overall employment trends, and the availability of credit--is a very complex estimation process and the predictive usefulness of historical trends is not known. Consistent with the Company's past practices, additional loss provisions will be recorded as appropriate and as determined by the Company's regular monitoring procedures of additional facts. In light of the variables involved, such additional provisions could be material.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table identifies the Company's other-than-temporary impairments by type of investment as of December 31:

================================================================================================
                                                   2010              2009              2008
------------------------------------------------------------------------------------------------
Domestic corporate securities                 $       (5,458)   $      (18,650)   $      (27,590)
States and political subdivisions                          -                 -               (27)
Mortgage-backed securities:
  Residential mortgage-backed
    Prime                                             (3,303)          (16,241)             (844)
    Alt-A                                            (18,183)          (87,463)         (120,608)
    Sub-prime                                        (13,843)          (19,902)          (59,871)
    Other                                                (94)             (203)           (3,995)
Commercial mortgage-backed                           (30,018)              (30)                -
Non-mortgage asset-backed securities
    Collateralized debt obligations                  (28,002)          (34,025)         (199,968)
    Other                                                  -           (27,664)           (1,113)
Foreign corporate securities                               -                 -            (7,837)
------------------------------------------------------------------------------------------------
Total debt securities                                (98,901)         (204,178)         (421,853)
Equity securities                                       (825)          (31,206)          (19,182)
Mortgage loans                                        (5,596)           (5,005)                -
------------------------------------------------------------------------------------------------
Total other than temporary
  impairment losses                           $     (105,322)   $     (240,389)   $     (441,035)
================================================================================================

NET UNREALIZED INVESTMENT GAINS (LOSSES)

The components of net unrealized investment gains (losses) included in accumulated other comprehensive loss at December 31 were as follows:

================================================================================================
                                                   2010              2009              2008
------------------------------------------------------------------------------------------------
Debt securities                               $       76,012    $     (287,968)   $     (766,535)
Equity securities                                     (3,584)           (1,393)          (57,408)
Derivatives                                           10,090            10,189            49,066
Deferred policy acquisition cost adjustments         (14,202)              423            56,740
Deferred income taxes                                (19,558)           93,320           237,433
Other, including minority interest                   (21,125)           (3,118)           (4,047)
------------------------------------------------------------------------------------------------
Net unrealized investment gains (losses)      $       27,633    $     (188,547)   $     (484,751)
================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table presents fair value and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2010.

===========================================================================================================================
                                         MONTHS IN UNREALIZED LOSS POSITION
                                 --------------------------------------------------
                                        LESS THAN                  TWELVE
                                      TWELVE MONTHS           MONTHS OR GREATER                TOTAL
---------------------------------------------------------------------------------------------------------------------------
                                               UNREALIZED                UNREALIZED                UNREALIZED    UNREALIZED
DEBT SECURITIES                  FAIR VALUE       LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS      OTTI LOSSES
---------------------------------------------------------------------------------------------------------------------------
U.S. government and agencies     $   40,525    $      474   $   37,678   $    9,237   $   78,203   $    9,711   $         -
States and political
  subdivisions                      401,479        17,242       12,901        1,415      414,380       18,657             -
Foreign government securities           549            11            -            -          549           11             -
Domestic corporate securities       557,874        20,644      115,403        7,487      673,277       28,131             -
Mortgage-backed securities:
  Residential mortgage-backed       129,715         3,959      168,455       42,272      298,170       46,231        26,522
  Commercial mortgage-backed         32,397           852       97,823       68,265      130,220       69,117        19,288
Asset backed non-mortgage-
  backed securities:
  Collateralized debt
    obligations                           -             -       28,072       43,773       28,072       43,773        23,320
  Other                                   -             -       10,500        1,871       10,500        1,871             -
Foreign corporate securities        125,795         4,066        4,989        1,203      130,784        5,269             -
---------------------------------------------------------------------------------------------------------------------------
Total of debt securities         $1,288,334   $    47,248   $  475,821   $  175,523   $1,764,155   $  222,771   $    69,130
===========================================================================================================================
Equity securities                $   14,827   $     1,843   $    4,043   $    3,916   $   18,870   $    5,759   $         -
===========================================================================================================================
Total temporarily
  impaired securities            $1,303,161   $    49,091   $  479,864   $  179,439   $1,783,025   $  228,530   $    69,130
===========================================================================================================================

At December 31, 2010, the Company owned 364 debt securities with a fair value of $1,764,155 in an unrealized investment loss position. Of these, 124, with a fair value of $475,821, have been in an unrealized loss position for twelve or more months. The $175,523 unrealized loss for debt securities with a loss period twelve months or greater represents an aggregate 26.9% price impairment. The price impairment on the remaining 240 debt securities is 3.5%. The total fair value of debt securities, which reflect an unrealized loss at December 31, 2010 and which are rated "investment grade," is $1,495,906 or 84.5% of the total fair value of all debt securities which reflect an unrealized loss at December 31, 2010. For these purposes "investment grade" is defined by the Company to be securities rated BBB or greater.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

At December 31, 2010, the Company owned 10 equities with a fair value of $18,870 in an unrealized loss position. Of these, 6 with a fair value of $4,043 have been in an unrealized position for more than twelve months; the unrealized loss on these securities represents a 49.2% price impairment.

At December 31, 2010 the Company's commercial mortgage-backed securities ("CMBS") had unrealized losses of $68,265 which had been in a loss position for twelve months or more. The unrealized loss on this portfolio represents a 52.4% price decline. The Company has performed forward-looking stress scenarios on its CMBS portfolio. As of December 31, 2010, based on these analyses, the Company concluded no impairments were required on these holdings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table presents fair value and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2009.

===========================================================================================================================
                                         MONTHS IN UNREALIZED LOSS POSITION
                                 --------------------------------------------------
                                        LESS THAN                  TWELVE
                                      TWELVE MONTHS           MONTHS OR GREATER                TOTAL
---------------------------------------------------------------------------------------------------------------------------
                                               UNREALIZED                UNREALIZED                UNREALIZED    UNREALIZED
DEBT SECURITIES                  FAIR VALUE       LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS      OTTI LOSSES
---------------------------------------------------------------------------------------------------------------------------
U.S. government and agencies     $   37,601    $    2,620   $   35,715   $   11,616   $   73,316   $   14,236   $         -
States and political
  subdivisions                      168,620         2,704       42,309        3,084      210,929        5,788             -
Foreign government securities             -             -        1,973           56        1,973           56             -
Domestic corporate securities       661,525        13,391      385,116       42,291    1,046,641       55,682         2,641
Mortgage-backed securities:
  Residential mortgage-backed       482,667        21,705      247,689      101,267      730,356      122,972        62,152
  Commercial mortgage-backed         51,809           444      122,031      125,490      173,840      125,934         6,754
Asset backed non-mortgage-
  backed securities:
  Collateralized debt
    obligations                         207         2,587       27,125       92,075       27,332       94,662        13,800
  Other                                   -             -       28,193        3,491       28,193        3,491             -
Foreign corporate securities        171,699         4,573       34,726        3,227      206,425        7,800             -
---------------------------------------------------------------------------------------------------------------------------
Total of debt securities         $1,574,128    $   48,024   $  924,877   $  382,597   $2,499,005   $  430,621   $    85,347
===========================================================================================================================
Equity securities                $    2,928    $    2,424   $   33,286   $    7,407   $   36,214   $    9,831   $         -
===========================================================================================================================
Total temporarily
  impaired securities            $1,577,056    $   50,448   $  958,163   $  390,004   $2,535,219   $  440,452   $    85,347
===========================================================================================================================

At December 31, 2009, the Company owned 936 debt securities with a fair value of $2,499,005 in an unrealized investment loss position. Of these, 538, with a fair value of $924,877, have been in an unrealized loss position for twelve or more months. The $382,597 unrealized loss for debt securities with a loss period twelve months or greater represents an aggregate 29.3% price impairment. The price impairment on the remaining 398 debt securities is 3.0%. The total fair value of debt securities, which reflect an unrealized loss at December 31, 2009 and which are rated "investment grade," is $2,186,805 or 86.7% of the total fair value of all debt securities which reflect an unrealized loss at December 31, 2009. For these purposes "investment grade" is defined by the Company to be securities rated BBB or greater.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

At December 31, 2009, the Company owned 29 stocks with a fair value of $36,214 in an unrealized loss position. Of these, 21 with a fair value of $33,286 have been in an unrealized position for more than twelve months; the unrealized loss on these securities represents an 18.2% price impairment.

At December 31, 2009 the company's CMBS had unrealized losses of $125,490 which had been in a loss position for twelve months or more. The unrealized loss on this portfolio represents a 72.2% price decline. The Company has performed forward-looking stress scenarios on its CMBS portfolio. As of December 31, 2009, based on these analyses, the Company concluded no impairments were required on these holdings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table summarizes the amortized cost and fair value of the Company's mortgage and asset-backed securities ("structured securities") which have an unrealized loss at December 31, 2010. The table further shows the number of months the structured securities have been in an unrealized loss position and the extent of impairment (percent of impairment=unrealized loss/amortized cost). Also shown is the number of structured securities involved.

=========================================================================================================================
                                                                     FAIR VALUE BY PERCENT OF IMPAIRMENT
                                                     --------------------------------------------------------------------
                                          AMORTIZED                                                            GREATER
                                            COST        TOTAL        UNDER 20%      20-49%        50-80%       THAN 80%
-------------------------------------------------------------------------------------------------------------------------
Residential mortgage-backed:
  Six months or less                   $    133,374  $    129,459  $    129,459  $          -  $          -  $          -
  Greater than six to twelve months             300           256           256             -             -             -
  Greater than twelve months                210,727       168,455       108,340        54,529         5,586             -
-------------------------------------------------------------------------------------------------------------------------
Total residential mortgage-backed           344,401       298,170       238,055        54,529         5,586             -
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                         61            39            11             9             2
Commercial mortgage-backed:
  Six months or less                         33,249        32,397        32,397             -             -             -
  Greater than twelve months                166,089        97,823        46,146        27,801        23,053           823
-------------------------------------------------------------------------------------------------------------------------
Total commercial mortgage-backed            199,338       130,220        78,543        27,801        23,053           823
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                         31            13             6             9             3
Collateralized debt obligations
  Greater than twelve months                 71,846        28,072         4,989         8,502        13,774           807
-------------------------------------------------------------------------------------------------------------------------
Total collateralized debt obligations        71,846        28,072         4,989         8,502        13,774           807
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                         14             1             2             8             3
Other structured securities
  Greater than twelve months                 12,371        10,500         5,581         4,919             -             -
-------------------------------------------------------------------------------------------------------------------------
Total other structured securities            12,371        10,500         5,581         4,919             -             -
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                          4             3             1             -             -
Total:
  Six months or less                        166,623       161,856       161,856             -             -             -
  Greater than six to twelve months             300           256           256             -             -             -
  Greater than twelve months                461,033       304,850       165,056        95,751        42,413         1,630
-------------------------------------------------------------------------------------------------------------------------
  Total number of securities                                  110            56            20            26             8

  Total                                $    627,956  $    466,962  $    327,168  $     95,751  $     42,413  $      1,630
=========================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table summarizes the amortized cost and fair value of the Company's mortgage and asset-backed securities which have an unrealized loss at December 31, 2009. The table further shows the number of months the structured securities have been in an unrealized loss position and the extent of impairment (percent of impairment=unrealized loss/amortized cost). Also shown is the number of structured securities involved.

=========================================================================================================================
                                                                     FAIR VALUE BY PERCENT OF IMPAIRMENT
                                                     --------------------------------------------------------------------
                                          AMORTIZED                                                            GREATER
                                            COST        TOTAL        UNDER 20%      20-49%        50-80%       THAN 80%
-------------------------------------------------------------------------------------------------------------------------
Residential mortgage-backed:
  Six months or less                   $    476,185  $    462,195  $    460,151  $        805  $      1,026  $        213
  Greater than six to twelve months          28,187        20,472        17,721           366         2,385             -
  Greater than twelve months                348,956       247,689       140,508        94,816         9,219         3,146
-------------------------------------------------------------------------------------------------------------------------
Total residential mortgage-backed           853,328       730,356       618,380        95,987        12,630         3,359
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                        134            77            29            15            13
Commercial mortgage-backed:
  Six months or less                         49,219        48,821        48,821             -             -             -
  Greater than six to twelve months           3,034         2,988         2,988             -             -             -
  Greater than twelve months                247,521       122,031        47,821        33,891        37,513         2,806
-------------------------------------------------------------------------------------------------------------------------
Total commercial mortgage-backed            299,774       173,840        99,630        33,891        37,513         2,806
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                         41            14             6            13             8
Collateralized debt obligations
  Greater than six to twelve months           2,794           207             -             -            39           168
  Greater than twelve months                119,200        27,125           251        12,388         8,500         5,986
-------------------------------------------------------------------------------------------------------------------------
Total collateralized debt obligations       121,994        27,332           251        12,388         8,539         6,154
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                         22             1             3             5            13
Other structured securities
  Greater than twelve months                 31,684        28,193        17,844        10,349             -             -
-------------------------------------------------------------------------------------------------------------------------
Total other structured securities            31,684        28,193        17,844        10,349             -             -
-------------------------------------------------------------------------------------------------------------------------
  Number of securities                                          5             3             2             -             -
Total:
  Six months or less                        525,404       511,016       508,972           805         1,026           213
  Greater than six to twelve months          34,015        23,667        20,709           366         2,424           168
  Greater than twelve months                747,361       425,038       206,424       151,444        55,232        11,938
-------------------------------------------------------------------------------------------------------------------------
  Total number of securities                                  202            95            40            33            34

  Total                                $  1,306,780  $    959,721  $    736,105  $    152,615  $     58,682  $     12,319
=========================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

INVESTMENT CREDIT RISK

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established exposure limits, diversification standards, and review procedures to mitigate credit risk. The Company's largest ten exposures by fair value to a single credit exposure, other than the United States government or agencies backed by the full faith and credit of the United States government, at December 31, 2010 are as follows:

==========================================================================================
                                            AVERAGE           AMORTIZED
                                         CREDIT RATING          COST           FAIR VALUE
------------------------------------------------------------------------------------------
The National Football League            A+                  $     24,406      $     26,952
Westlb AG                               AA+                       24,314            26,417
Oracle Corp                             A                         24,105            24,275
Unicredit BK Austria AG                 AA                        21,897            22,765
Roche Hldgs Inc                         A+                        21,126            22,579
Washington Mutual Msc Mtge 2005-C1A     AA+                       22,015            22,340
Hardwood Funding LLC                    BBB+                      20,000            22,269
Shell International Fin                 AA+                       20,932            22,222
Apollo Investment Corporation           BBB                       20,000            22,189
JP Morgan Chase & Co                    AA-                       20,937            21,852
------------------------------------------------------------------------------------------
                                                            $    219,732      $    233,860
==========================================================================================

The Company's largest ten unrealized loss positions, other than the United States government or agencies backed by the full faith and credit of the United States government, at December 31, 2010 are as follows:

==========================================================================================
                                          AMORTIZED                            UNREALIZED
                                            COST             FAIR VALUE           LOSS
------------------------------------------------------------------------------------------
G-force LLC 2005-RR2                    $     19,987        $      4,205      $    (15,782)
Morgan Stanley Capital I 2004-RR2             12,420               3,574            (8,846)
Multi Security Asset Trust 2005-RR4A          12,561               5,161            (7,400)
Newport Waves CDO 2007-2A                      9,988               2,763            (7,225)
TIAA Real Estate LTD 2007-C4                  13,020               6,714            (6,306)
Bear Stearns Commer Mtge SEC 2005-T20         15,850              10,628            (5,603)
Crest Ltd 2003-2A                              7,386               2,018            (5,368)
Arcap REIT 2006-RR7                            8,487               3,252            (5,236)
Rutland Rated Investments DRYD-1A             10,000               5,113            (4,887)
Capital Trust Re CDO Ltd 2005-3A              21,116              16,272            (4,860)
------------------------------------------------------------------------------------------
                                        $    130,815        $     59,700      $    (71,513)
==========================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

DERIVATIVE FINANCIAL INSTRUMENTS

Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; reduce interest rate risks of long-term assets; manage exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. See related disclosures in Note 2, Summary of Significant Accounting Policies - Derivative Financial Instruments, and Fair ValueMeasurement within this Note.

The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments at December 31, 2010:

=========================================================================================================================
                                                                                 BALANCE                       BALANCE
                                     FAIR          NOTIONAL     FAIR VALUE        SHEET      FAIR VALUE         SHEET
                                     VALUE          AMOUNT        ASSETS     CLASSIFICATION  LIABILITIES   CLASSIFICATION
-------------------------------------------------------------------------------------------------------------------------
Derivatives designated as
  hedging instruments:
                                                                             Other invested                Other invested
    Financial futures             $       (218)  $     52,083  $         58  assets          $        276  assets
                                                                             Other invested                Other invested
    Cross currency swaps                (1,203)        27,989         1,789  assets                 2,992  assets
                                                                             Other invested                Other invested
    Interest rate swaps                    (11)        93,500         1,595  assets                 1,606  assets
---------------------------------------------------------------------------                  ------------
Total derivatives designated
  as hedging instruments                (1,432)       173,572         3,442                         4,874
---------------------------------------------------------------------------                  ------------
Derivatives not designated
  as hedging instruments:
                                                                             Other invested                Other invested
    Financial futures                   (1,853)        87,535             -  assets                 1,853  assets
                                                                             Other invested                Other invested
    Credit default swaps                     4          8,000             4  assets                     -  assets
                                                                             Other invested                Other invested
    Purchased option contracts          58,686        448,266        58,686  assets                     -  assets
                                                                             Other invested                Other invested
    Written option contracts           (36,527)           751             -  assets                36,527  assets
---------------------------------------------------------------------------                  ------------
Total derivatives not designated
  as hedging instruments                20,310        544,552        58,690                        38,380
---------------------------------------------------------------------------                  ------------
Total derivative financial
    instruments                   $     18,878   $    718,124  $     62,132                  $     43,254
===========================================================================                  ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments at December 31, 2009:

=========================================================================================================================
                                                                                 BALANCE                       BALANCE
                                     FAIR          NOTIONAL     FAIR VALUE        SHEET      FAIR VALUE         SHEET
                                     VALUE          AMOUNT        ASSETS     CLASSIFICATION  LIABILITIES   CLASSIFICATION
-------------------------------------------------------------------------------------------------------------------------
Derivatives designated as
  hedging instruments:
                                                                             Other invested                Other invested
    Financial futures             $      1,933   $     58,656  $      2,063  assets          $        130  assets
                                                                             Other invested                Other invested
    Cross currency swaps                   589         37,989         1,396  assets                   807  assets
                                                                             Other invested                Other invested
    Interest rate swaps                  3,967         60,845         3,967  assets                     -  assets
---------------------------------------------------------------------------                  ------------
Total derivatives designated
  as hedging instruments                 6,489        157,490         7,426                           937
---------------------------------------------------------------------------                  ------------
Derivatives not designated
  as hedging instruments:
                                                                             Other invested                Other invested
    Financial futures                   (2,653)       305,564           596  assets                 3,249  assets
                                                                             Other invested                Other invested
    Purchased option contracts          70,086        345,974        70,086  assets                     -  assets
                                                                             Other invested                Other invested
    Written option contracts           (51,832)         1,388             -  assets                51,832  assets
---------------------------------------------------------------------------                  ------------
Total derivatives not designated
  as hedging instruments                15,601        652,926        70,682                        55,081
---------------------------------------------------------------------------                  ------------
Total derivative financial
    instruments                   $     22,090   $    810,416  $     78,108                  $     56,018
===========================================================================                  ============

Futures Contracts: Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges. The Company assesses the effectiveness of foreign currency fair value hedges based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency futures contracts were effective in 2010 and 2009. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge is calculated as the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item.

The Company utilizes short positions in foreign currency futures to hedge a portion of its net assets in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates and designates these futures as net investment hedges. The Company assesses the effectiveness of the foreign net investment hedges based on the changes in forward exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other comprehensive loss. The amounts in accumulated other comprehensive loss will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. Based on this assessment of effectiveness, the foreign net investment hedge using short foreign currency futures contracts were effective in 2010 and 2009.

Foreign currency futures and equity futures that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in net realized investment losses.

Credit Default Swaps : The company purchased a credit default swap in 2010 to protect against credit risk in the domestic corporate debt portfolio. The credit default swap was not designated or accounted for under hedge accounting and as such, all changes in the fair value of this swap were recorded in net realized losses.

Currency Forwards: Currency forward contracts are a commitment to purchase or deliver currency in the future at a predetermined price and time. The Company utilizes short positions in foreign currency forwards to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency forwards designated as hedging the foreign currency risk of foreign currency denominated long-term bonds are classified as foreign currency fair value hedges. The Company assesses the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and currently recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective in 2010 and 2009. If the foreign currency forwards were not deemed highly effective, the change in fair value of the foreign currency forwards would be recorded in net realized investment losses with no offset from the hedged item. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge is calculated as the extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item.

Foreign currency forwards hedging foreign currency denominated bonds that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency forwards are recorded in net realized investment losses.

Cross Currency Swaps: Under cross currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The Company designates the cross currency swaps as foreign currency cash flow hedges when the swaps are deemed highly effective. The changes in fair value of the cross currency swaps attributable to the hedged risk is recorded in accumulated other comprehensive loss to an extent it is effective. The amounts in accumulated other comprehensive loss will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. If the cross currency swaps were not deemed highly effective, the change in fair value of the cross currency swaps would be recorded in net realized investment losses. Based

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective in 2010 and 2009.

Interest Rate Swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The interest rate swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date.

The Company enters into certain interest rate swaps designated as cash flow hedges. The Company assesses the effectiveness of cash flow hedges based on a comparison of the change in fair value of the actual swap to the change in fair value of a "perfect" hypothetical swap which has terms that identically match the critical terms of the hedged items. Based on this assessment of effectiveness, the cash flow hedges were highly effective in 2010 and 2009. Accordingly, the fair value of the actual swap was recorded at fair value on the balance sheet and accumulated other comprehensive loss was adjusted to the lesser of the actual swap fair value or the hypothetical swap's fair value. If the amount in accumulated other comprehensive loss was limited to the hypothetical swap's fair value, the difference was recorded in net realized investment losses. The amounts in accumulated other comprehensive loss will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment losses with no offset from the hedged items. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment losses.

The Company enters into certain interest rate swaps designated as fair value hedges. The Company assesses the effectiveness of fair value hedges based on the changes in fair value attributable to changes in the benchmark interest rate. Based on this assessment of effectiveness, the fair value hedges were highly effective in 2010 and 2009. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment losses with no offset from the hedged item. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment losses.

Options: Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company issues market index certificates, equivalent to a written option. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

The Company also purchases over-the-counter call options to mitigate the risk of returns offered to policyholders who purchase equity indexed annuities. Net gains (losses) of $12,694, $8,547 and ($13,823) were recorded to net realized investment losses in 2010, 2009 and 2008, respectively.

The Company issues equity-indexed annuity contracts that guarantee a return of principal to the customer and credit interest based on certain indices, primarily the S&P 500 Index. A portion of the premium from each customer is invested in investment grade fixed income securities and is intended to cover the minimum guaranteed value due to the customer at the end of the term. A portion of the premium is used to purchase over-the-counter call options to hedge the potential growth in interest credited to the customer as a direct result of the increases in the related indices.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding embedded derivatives and the offset of the hedged item in an effective hedge for the years ended December 31:

========================================================================================================================

                                                                                                             INCOME
                                                                                                            STATEMENT
                                                                 2010           2009           2008       CLASSIFICATION
------------------------------------------------------------------------------------------------------------------------
Net investment income, reclassed from
  accumulated other comprehensive income (loss):
                                                                                                          Net
                                                                                                          investment
    Interest rate swaps, cash flow hedge                     $      1,118   $      1,424   $        317   income
-------------------------------------------------------------------------------------------------------
Total derivatives reclassed to net investment income                1,118          1,424            317
-------------------------------------------------------------------------------------------------------
Net realized investment gains (losses):
                                                                                                          Operating and
                                                                                                          other
  Currency futures, fair value hedge                                 (770)        (2,279)         1,863   expenses
  Currency futures, ineffectiveness in hedge                          (24)            17            188   Other income
  Currency futures, net investment hedge                                -         17,001              -   Other income
  Currency futures, non-qualifying                                   (604)        (3,604)         1,271   Other income
  Currency forwards, non-qualifying                                     -              -            (14)  Other income
  Credit default swap                                                   4              -              -
  Equity futures, non-qualifying                                   (3,278)       (79,295)       (10,736)  Other income
                                                                                                          Operating and
                                                                                                          other
  Interest rate swaps, fair value hedge                            (3,977)         3,967         (1,706)  expenses
  Interest rate swaps, ineffectiveness in hedge                         -              -           (366)  Other income
  Options, non-qualifying                                          12,667          4,969        (13,867)  Other income
-------------------------------------------------------------------------------------------------------
Total net realized investment gains (losses) on derivatives         4,018        (59,224)       (23,367)
-------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income (loss):
  Currency futures, net investment hedge                            2,903        (29,691)        33,951   Other income
  Cross currency swaps, cash flow hedge                            (1,884)        (7,762)         9,843   Other income
  Interest rate swaps, cash flow hedge                                  -              -          5,408   Other income
-------------------------------------------------------------------------------------------------------
Total accumulated other comprehensive
  income (loss) on derivatives                                      1,019        (37,453)        49,202
=======================================================================================================
Total derivative impact                                      $      6,155   $    (95,253)  $     26,152
=======================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table presents the components of accumulated other comprehensive loss, before income tax, related to cash flow hedges as of December 31:

======================================================================================================
                                                                2010           2009           2008
------------------------------------------------------------------------------------------------------
Unrealized gain on derivatives included in accumulated
  other comprehensive loss as of January 1                  $     10,189   $     49,066   $        181
Gains (losses) deferred in accumulated other comprehensive
  loss on the effective portion of cash flow hedges                1,019        (37,453)        49,202
Amounts reclassified to net investment income                     (1,118)        (1,424)          (317)
------------------------------------------------------------------------------------------------------
Unrealized gain on derivatives included in accumulated
  other comprehensive loss as of December 31                $     10,090   $     10,189   $     49,066
======================================================================================================

The Company estimates that $920 will be reclassed in 2011 from accumulated other comprehensive loss to net investment income as contractual cash flows on cross currency swaps are settled and from cash flows on interest rate swaps designated as cash flow hedges that were terminated in 2010. The Company is hedging its exposure to the variability in future cash flows for a maximum of 9 years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap and forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and, in the opinion of management, have low counterparty risk.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

EMBEDDED DERIVATIVES

The Company issues products that contain embedded derivatives including equity indexed annuities and guarantees contained in variable annuity policies. Such embedded derivatives are required to be separated from their host contracts and accounted for at fair value. The following table presents the fair value of embedded derivatives, which are reported as part of policyholder account balances in the consolidated balance sheets, as of December 31:

==============================================================================================
                                                                     2010              2009
----------------------------------------------------------------------------------------------
Equity indexed annuities                                        $     51,468      $     29,048
Guarantees on variable annuities                                       6,305             8,442
----------------------------------------------------------------------------------------------
Total embedded derivatives                                      $     57,773      $     37,490
==============================================================================================

The change in fair value related to embedded derivatives was ($20,283), ($8,367) and ($5,424) for the years ended December 31, 2010, 2009 and 2008, respectively and was recorded as part of net realized investment losses.

FAIR VALUE MEASUREMENT - RECURRING BASIS

The Company follows the provisions of FASB ASC 820 Fair Value Measurements and Disclosures ("FASB ASC 820"), which defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and enhances disclosures about fair value measurements. FASB ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. The Company does not apply FASB ASC 820 to nonfinancial assets and liabilities as permitted by FASB ASC 820-10-15 and FASB ASC 820-10-50-8A.

FASB ASC 820 establishes a fair value hierarchy that prioritized the inputs to valuation techniques used to measure fair value into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

    o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date (for example, U.S. Government securities and active exchange-traded equity securities).

    o Level 2: Inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets,
        (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means (for example, certain corporate and municipal bonds and certain preferred stocks).

    o Level 3: Inputs are unobservable inputs reflecting the Company's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, certain structured securities and privately held investments).

For purposes of applying the provisions of FASB ASC 820, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company's estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In periods of market turmoil the ability to observe prices and inputs may be reduced for many investments, which in turn could cause an investment to be reclassified from Level 1 to Level 2 or from Level 2 to Level 3. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The availability of observable inputs varies by investment. The availability can also be significantly affected by illiquid or disrupted markets such as the market at December 31, 2009 and, to a somewhat lesser extent, at December 31, 2010. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2010. A transfer into Level 3 during the year ended December 31, 2010 was related to a domestic corporate security and was due to a change in a model using primarily observable inputs to a model using primarily unobservable inputs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2010.

=================================================================================================
ASSETS, AT FAIR VALUE                    LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
-------------------------------------------------------------------------------------------------
Cash equivalents(1)                   $     26,500    $          -    $          -   $     26,500
Debt securities:
  U.S. government and agencies              91,188          90,094               -        181,282
  States and political subdivisions              -         615,968               -        615,968
  Foreign government securities                  -          27,431               -         27,431
  Domestic corporate securities                  -       3,854,072          62,194      3,916,266
  Mortgage-backed securities:
    Residential mortgage-backed                  -         627,654         258,292        885,946
    Commercial mortgage-backed                   -         309,085          41,020        350,105
  Collateralized debt obligations                -               -          39,422         39,422
  Other structured securities                    -          33,095           5,097         38,192
  Foreign corporate securities                   -       1,045,113           4,490      1,049,603
-------------------------------------------------------------------------------------------------
    Total debt securities                   91,188       6,602,512         410,515      7,104,215

Equity securities                           58,939              28          20,332         79,299
Short-term investments                         994               -               -            994
Student loans receivable(2)                      -               -          18,896         18,896
Derivative assets(2)                        (2,072)         20,950               -         18,878
Separate account assets                          -       4,215,651               -      4,215,651
-------------------------------------------------------------------------------------------------
  Total assets                        $    175,549    $ 10,839,141    $    449,743   $ 11,464,433
=================================================================================================

=================================================================================================
LIABILITIES, AT FAIR VALUE               LEVEL 1         LEVEL 2         LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Derivatives embedded in
  annuity contracts                   $          -    $          -    $     57,773   $     57,773
-------------------------------------------------------------------------------------------------
  Total liabilities                   $          -    $          -    $     57,773   $     57,773
=================================================================================================

(1)As of December 31, 2010 excludes $217,412 of cash that is not subject to fair value accounting.
(2)As of December 31, 2010 excludes $22,805 of investments that are not subject to fair value accounting, which are included with Other invested assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2009.

=================================================================================================
ASSETS, AT FAIR VALUE                    LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
-------------------------------------------------------------------------------------------------
Cash equivalents(1)                   $    165,000    $          -    $          -   $    165,000
Debt securities:
  U.S. government and agencies             100,092           5,315               -        105,407
  States and political subdivisions              -         436,599               -        436,599
  Foreign government securities                  -          27,783               -         27,783
  Domestic corporate securities                  -       3,315,834          74,068      3,389,902
  Mortgage-backed securities:
    Residential mortgage-backed                  -         652,191         293,399        945,590
    Commercial mortgage-backed                   -         189,721          32,635        222,356
  Collateralized debt obligations                -               -          27,514         27,514
  Other structured securities                    -          96,194           5,077        101,271
  Foreign corporate securities                   -         742,730               -        742,730
-------------------------------------------------------------------------------------------------
    Total debt securities                  100,092       5,466,367         432,693      5,999,152

Equity securities                          130,303          27,159          22,904        180,366
Mortgage loans(2)                                -               -          50,218         50,218
Short-term investments                       3,497           4,569               -          8,066
Student loans receivable(3)                      -               -          15,845         15,845
Derivative assets(3)                         1,744          20,346               -         22,090
Separate account assets                          -       4,049,659               -      4,049,659
-------------------------------------------------------------------------------------------------
  Total assets                        $    400,636    $  9,568,100    $    521,660   $ 10,490,396
=================================================================================================

=================================================================================================
LIABILITIES, AT FAIR VALUE               LEVEL 1         LEVEL 2         LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Derivatives embedded in
  annuity contracts                   $          -    $          -    $     37,490   $     37,490
-------------------------------------------------------------------------------------------------
  Total liabilities                   $          -    $          -    $     37,490   $     37,490
=================================================================================================

(1)As of December 31, 2009 excludes $195,558 of cash that is not subject to fair value accounting.
(2)As of December 31, 2009, excludes $704.826 of mortgage loans that are not subject to fair value accounting.
(3)As of December 31, 2009 excludes $47,331 of investments that are not subject to fair value accounting, which are included with Other invested assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------
Cash equivalents: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

U.S. government and agencies: Consists of U.S. Treasury securities and debentures (non-MBS/ABS) issued by agencies of the U.S. government. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Short-term investments: Consists of U.S. Treasury securities and short-term domestic securities; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Derivative assets: Exchange traded derivatives (primarily futures and options) that are actively traded and are valued based on quoted prices for identical instruments in markets that are active. Other derivatives are reported in Level 2, as their fair value is based on inputs that are not directly observable and based on certain valuation inputs.

Level 2 Measurements
--------------------
U.S. Government and agencies: Valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

States and political subdivisions: Consists of municipal general obligation and revenue bonds for which pricing is determined based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and comparable trades in the municipal bond markets.

Foreign government securities: Consists primarily of Canadian and Australian sovereign and provincial debentures. Valued based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Domestic corporate securities: Valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Residential mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data, such as the U.S. Treasury curve.

Commercial mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data, such as the U.S. Treasury curve.

Non-mortgage asset-backed securities: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

Foreign corporate securities: Valued based on observable inputs such as the applicable, country-specific market yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Short-term investments: Consists of U.S. Treasury securities and short-term domestic securities; valuation is based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Derivatives: Consists of derivatives such as interest-rate swaps, currency forwards, and other over the counter derivatives used for hedging purposes. Valuation inputs having a material effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets. Exchange traded derivatives are reported in Level 1.

Separate account assets: Consists of mutual funds which the Company could redeem its investment in at net asset value per share with the investee.

Level 3 Measurements
--------------------
Foreign government securities: Valued based on unobservable inputs such as quoted prices for similar assets in markets that may not be active.

Domestic corporate securities: Valued based on unobservable inputs such as quoted prices from a third party for identical assets in markets that are not active and/or similar assets in markets that are active.

Residential mortgage-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Commercial mortgage-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Non-mortgage asset-backed securities: Valuation is principally based on unobservable inputs including quoted prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Foreign corporate securities: Valued based on unobservable inputs such as quoted prices from a third party for identical assets in markets that are not active and/or similar assets in markets that are active.

Equity securities - common and preferred stock, non-publicly traded: Consists of non-public securities primarily acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees' financial results, sales restrictions, or other items.

Mortgage loans: Consists of commercial mortgage loans; valuation is based on the loan interest rate compared to published rates of similar loans based on type, duration (including prepayment positions), and interest rate and by considering collateral values and credit risk of the borrower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Student loans receivable: Valued based on discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Derivatives embedded in annuity contracts: The Company offers certain variable annuity products with guaranteed minimum benefit riders. These include guaranteed minimum withdrawal benefit ("GMWB") riders and guaranteed minimum accumulation benefit ("GMAB") riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract. Equity indexed annuities also contain an embedded derivative, the option on a stock index.

The fair value for these embedded derivatives is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The Company projects cash flows from the derivatives under multiple capital market scenarios using observable risk free rates then includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These derivatives may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of the derivatives that could materially affect net income. See Embedded Derivatives within this Note for the impact to net income (loss).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table sets forth the fair values of assets classified as level 3 within the fair value hierarchy at December 31, 2010:

============================================================================================================================
                                                  TOTAL REALIZED/UNREALIZED
                                                  GAIN (LOSS) INCLUDED IN:
                                                -----------------------------
                                                                                      NET
                                     BALANCE                         OTHER         PURCHASES,                      BALANCE
                                    JANUARY 1,                    COMPREHENSIVE   (SALES) AND     TRANSFER IN    DECEMBER 31,
                                      2010         EARNINGS(1)       INCOME       (MATURITIES)     TO LEVEL 3      2010(2)
----------------------------------------------------------------------------------------------------------------------------
Debt securities:
  Domestic corporate securities    $     74,068   $     (5,900)   $      8,586    $   (14,560)   $          -   $     62,194
  Mortgage-backed securities:
    Residential mortgage-backed         293,399        (31,861)         73,317        (76,563)              -        258,292
    Commercial mortgage-backed           32,635        (29,069)         28,552          8,902               -         41,020
  Collateralized debt obligations        27,514        (37,607)         51,182         (1,667)              -         39,422
  Other structured securities             5,077              -           1,121         (1,101)              -          5,097
  Foreign corporate securities                -              -             393            250           3,847          4,490
----------------------------------------------------------------------------------------------------------------------------
    Total debt securities               432,693       (104,437)        163,151        (84,739)          3,847        410,515
Equity securities                        22,904            312            (166)        (2,718)              -         20,332
Mortgage loans                           50,218              -           2,277        (52,495)              -              -
Student loans receivable                 15,845             96               -          2,955               -         18,896
----------------------------------------------------------------------------------------------------------------------------
  Total assets                     $    521,660   $   (104,029)   $    165,262    $  (136,997)   $      3,847   $    449,743
----------------------------------------------------------------------------------------------------------------------------
Derivatives embedded
  in annuity contracts             $     37,490   $     20,283    $          -    $        -     $         -    $     57,773
----------------------------------------------------------------------------------------------------------------------------
  Total liabilities                $     37,490   $     20,283    $          -    $        -     $         -    $     57,773
============================================================================================================================

(1)Included in earnings is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.
(2)There were no material unrealized gains (losses) for the period included in earnings attributable to the fair value relating to assets and liabilities classified as level 3 that are still held at December 31, 2010.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table sets forth the fair values of assets classified as level 3 within the fair value hierarchy at December 31, 2009:

================================================================================================================================
                                                      TOTAL REALIZED/UNREALIZED
                                                       GAIN (LOSS) INCLUDED IN:
                                                    ---------------------------------
                                                                                           NET
                                       BALANCE                            OTHER         PURCHASES,                     BALANCE
                                      JANUARY 1,                      COMPREHENSIVE    (SALES) AND     TRANSFER IN   DECEMBER 31,
                                        2009         EARNINGS(1)          INCOME       (MATURITIES)     TO LEVEL 3     2009 (2)
--------------------------------------------------------------------------------------------------------------------------------
Debt securities:
  Foreign government securities     $      1,103    $         57     $             -   $    (1,160)     $        -   $         -
  Domestic corporate securities           76,822          (7,694)              5,939        (7,396)          6,397        74,068
  Mortgage-backed securities:
    Residential mortgage-backed          369,621        (115,749)             80,760       (41,233)              -       293,399
    Commercial mortgage-backed            51,729            (222)            (18,756)         (116)              -        32,635
  Collateralized debt obligations         44,591         (42,546)             24,127         1,342               -        27,514
  Other structured securities              7,444              18               2,470         2,260          (7,115)        5,077
  Foreign corporate securities            24,195               -                   9             -         (24,204)            -
--------------------------------------------------------------------------------------------------------------------------------
    Total debt securities                575,505        (166,134)             94,550       (46,306)        (24,922)      432,693
Equity securities                         23,369            (484)             (3,275)        3,261              33        22,904
Mortgage loans                            55,767               -               6,562       (12,111)              -        50,218
Student loans receivable                   8,159          (1,840)                  -         9,526               -        15,845
--------------------------------------------------------------------------------------------------------------------------------
  Total assets                      $    662,800     $  (168,458)    $        97,837   $   (45,630)      $ (24,889)  $   521,660
================================================================================================================================

Derivatives embedded
  in annuity contracts              $     29,123     $     8,367     $             -   $         -       $       -   $    37,490
--------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                 $     29,123     $     8,367     $             -   $         -       $       -   $    37,490
================================================================================================================================

(1) Included in earnings is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.
(2) There were no material unrealized gains (losses) for the period included in earnings attributable to the fair value relating to assets and liabilities classified as level 3 that are still held at December 31, 2009.

FAIR VALUE MEASUREMENT - NONRECURRING BASIS

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the assets and liabilities are not measured at fair value on an ongoing basis but are subject to fair value adjustments only in certain circumstances. Other than the re-measurement of the Company's equity interest in Producers AG Insurance Group, Inc. in 2010 and 2009 as detailed in Note 15, the Company had no assets or liabilities that required a fair value adjustment as of December 31, 2010 or 2009.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

FAIR VALUE OPTION AND STUDENT LOANS

The Company elected the fair value option with respect to all student loans receivable to better reflect their economics. These loans are included in other invested assets at December 31, 2010 and 2009.

The fair value and the aggregate unpaid principal balance of the Company's student loans for which the fair value option has been elected at December 31, 2010 and 2009 are as follows:

================================================================================================
                                                                           2010           2009
------------------------------------------------------------------------------------------------
Fair value                                                             $    20,629    $   16,768
Aggregate contractual principal and accrued interest outstanding            22,902        19,001
------------------------------------------------------------------------------------------------
Fair value (under) aggregate contractual
  principal and accrued interest outstanding                           $    (2,273)   $   (2,233)
================================================================================================

The fair values of the student loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. In addition, the Company makes assumptions regarding the default rate, prepayment rate and market rate. Loans with similar characteristics are aggregated for purposes of the calculations. The change in the fair value of the loans is included in net realized investment losses in the accompanying consolidated statement of operations. Interest income is recorded on an accrual basis and is included in net investment income. The Company had $4,520 and $1,440 of loans at December 31, 2010 and 2009, respectively that were in repayment status with an immaterial amount of loans greater than 90 days past due in both years.

SECURITIES ON DEPOSIT/ASSETS DESIGNATED

Iowa law requires that assets equal to a life insurer's "legal reserve" must be designated for the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2010 and 2009, bonds and notes, mortgage loans and policy loans with a carrying value of $6,955,925 and $5,960,101, respectively, were accordingly designated for Iowa. Other regulatory jurisdictions require cash and securities to be deposited for the benefit of policyholders. Pursuant to these requirements, securities with a fair value of $48,225 and $50,370 were on deposit as of December 31, 2010 and 2009, respectively.

A subsidiary of the Company entered into a one year revolving credit facility agreement with JP Morgan Chase Bank in 2010, to which the Company serves as guarantor. The Company, as guarantor, is required to comply with financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum statutory surplus. As of December 31, 2010 the Company has pledged assets of $38,757 to secure this guarantee. See Note 10, Notes Payable, for a further description of this agreement.

The Company has entered into modified coinsurance agreements, under the terms of which the risk of loss is not sufficiently transferred to the reinsurers. Accordingly, the agreements are accounted for using the deposit method. As part of the agreements the Company is required to manage certain assets according to guidelines contained in the agreements and provide the basis for investment income to be earned and paid to the reinsurers.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

ASSET RESTRICTIONS

At December 31, 2010 and 2009, $40,120 and $42,845 of securities were held in trust, securing an agreement to provide, under certain circumstances, capital support to an unconsolidated affiliate. See Note 13, Commitments and Contingencies--Capital Support Agreement, for a further description of this arrangement.

NOTE 4: INCOME TAX

CUNA Mutual and certain of its domestic subsidiaries file a consolidated life-nonlife federal income tax return. The Company has entered into a tax sharing agreement with its subsidiaries. The agreement provides for the allocation of tax expense between CUNA Mutual and its subsidiaries and is based on each subsidiary's contribution to the consolidated federal income tax liability. The agreement is substantially in accordance with Reg. Section 1.1552-1(a)(1) and1.1502-33(d)(3). The agreement departs from Reg. Section 1.1552-1(a)(1) and 1.1502-33(d)(3) in that subsidiaries which have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

INCOME TAX EXPENSE (BENEFIT) ON CONTINUING OPERATIONS

Income tax expense (benefit) attributable to income (loss) from continuing operations for the years ended December 31 is as follows:

================================================================================
                                             2010           2009         2008
--------------------------------------------------------------------------------
Current tax expense (benefit)            $     7,066    $   (87,693) $    (6,671)
Deferred tax expense (benefit)                22,174         45,836      (84,354)
--------------------------------------------------------------------------------
Total income tax expense (benefit)       $    29,240    $   (41,857) $   (91,025)
================================================================================

The income tax effects of discontinued operations are shown in Note 14.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

RECONCILIATION TO U.S. TAX RATE

Income tax expense (benefit) differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income (loss) from continuing operations before income taxes, equity in income (loss) of unconsolidated affiliates and net income (loss) attributable to non-controlling interests due to the items listed in the following reconciliation:

=========================================================================================================
                                                                       2010           2009        2008
---------------------------------------------------------------------------------------------------------
Tax expense (benefit) computed at federal corporate tax rate       $     40,118   $  (40,814) $   (86,086)
Tax-exempt investment income                                             (4,842)      (4,718)      (4,511)
Settlement of prior year taxes                                           (7,333)      (3,425)        (466)
Dividends-received deduction                                             (3,210)      (3,461)      (2,761)
Meals and entertainment                                                     959          553          986
Valuation allowance                                                           -       11,600            -
Foreign operations                                                          (76)         105          (48)
Non-deductible business acquisition costs                                 3,158            -            -
Other, net                                                                  466       (1,697)       1,861
---------------------------------------------------------------------------------------------------------
Total income tax expense (benefit) on
   continuing operations                                           $     29,240   $  (41,857) $   (91,025)
=========================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

DEFERRED INCOME TAXES

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31, 2010 and 2009 are as follows:

===========================================================================================
                                                                2010               2009
-------------------------------------------------------------------------------------------
Deferred tax assets:
  Policy liabilities and reserves                           $    152,054       $    137,102
  Pension and other employee benefits                             93,806             78,314
  Investments                                                     55,475             90,522
  Unearned revenue                                                32,415             42,552
  Loss reserve discounting                                        16,829             12,534
  Accrued expenses                                                31,534             29,161
  Dividends payable to policyholders                              12,829             12,790
  Foreign currency translation                                    13,645             15,005
  Loss carryforwards                                               9,473             14,959
  Unrealized investment losses                                         -             96,720
  Other                                                           18,063             12,199
-------------------------------------------------------------------------------------------
Gross deferred tax assets                                        436,123            541,858
-------------------------------------------------------------------------------------------
Deferred tax liabilities:
  Unrealized investment gains                                     19,558                  -
  Deferred policy acquisition costs                              139,348            147,481
  Deferred and uncollected premium                                10,819              9,000
  Fixed assets and real estate                                     9,826              5,490
  Intangible assets                                               27,300             19,243
  Undistributed net income of unconsolidated affiliates           22,573             29,602
  Other                                                            7,550              8,784
-------------------------------------------------------------------------------------------
Gross deferred tax liabilities                                   236,974            219,600
-------------------------------------------------------------------------------------------
Deferred tax asset, net                                     $    199,149       $    322,258
===========================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

VALUATION ALLOWANCE

The Company determines the need for a valuation allowance for recorded gross deferred income tax assets based on all available evidence, both positive and negative. Sources of taxable income available under the tax law to realize these deferred tax assets, which represent a combination of tax benefits associated with temporary differences and carryforwards, may include (1) future reversals of existing taxable temporary differences, (2) future taxable income exclusive of reversing temporary differences and carryforwards, (3) taxable income in prior carryback years, and (4) tax planning strategies. To qualify as a source of taxable income, tax planning strategies must, besides meeting other tests, be prudent and feasible.

Forming a conclusion with respect to valuation allowances can be difficult in certain circumstances, including situations where there are significant deferred tax assets related to realized and unrealized capital losses, the benefit of which requires the realization of future capital gain taxable income during a carryforward period that is limited by tax law. These determinations are ultimately judgments based on an evaluation of the best facts available at the time. The ultimate outcome could vary from the amounts recorded.

The Company considered the need for a valuation allowance with respect to its gross deferred tax assets, including deferred tax assets that relate to realized and unrealized capital losses recorded in the determination of income and other comprehensive income for financial statement purposes as of December 31, 2010 and 2009 Based on the Company's evaluation the Company had no valuation allowances at December 31, 2010 or 2009. The realization of further investment capital losses in 2011 could generate additional deferred tax assets. The outcome of future determinations would be based on the facts and circumstances at that time and cannot be predicted with certainty.

Income tax expense in 2009 includes $11,600 attributable to an increase in the valuation allowance relating to the deferred tax assets on investment capital losses recorded in the first quarter of 2009. This valuation allowance was released in connection with the implementation of the amendments to FASB ASC 320 on April 1, 2009; however, the release was recorded as an increase to retained earnings and therefore did not reverse the amount recorded in income tax expense on a year-to-date basis. The release of the valuation allowance is related to the reversal of previously recorded other-than-temporary impairments that would not have been recorded under the new guidance. Management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized based on the Company's assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

OTHER TAX ITEMS

As of December 31, 2010 and 2009, the Company had federal capital loss carryforwards of approximately $10,000 and $27,000, respectively; the related tax benefits are approximately $3,500 and $9,000. These carryforwards expire in 2015. As of December 31, 2010 and 2009, the Company had federal operating loss carryforwards of approximately $14,500 and $13,000, respectively; the related tax benefits are approximately $5,000 and $5,000. These carryforwards expire in years 2024 through 2028. As of December 31, 2010 and 2009, the Company had state operating loss carryforwards of approximately $20,000 and $17,400, respectively; the related tax benefits are approximately $900 and $800, respectively. These carryforwards expire in various years through 2026.

The Company generally does not provide U.S. deferred income taxes or foreign withholding taxes on undistributed earnings from foreign affiliates since the earnings are intended to be reinvested indefinitely. However, as disclosed in
Note 14, the Company announced in January 2011 that it will be selling its Australian business operations. In connection with this plan the Company recorded a deferred tax liability of approximately $4,000 related to the undistributed earnings in its Australian subsidiaries most of which relates to earnings of prior years.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

UNRECOGNIZED TAX BENEFITS

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

===============================================================================================
                                                                          2010          2009
-----------------------------------------------------------------------------------------------
Balance at January 1                                                  $   58,486     $   62,449
  Reductions based on tax positions related to the current year           (2,640)        (2,390)
  Additions for prior years' tax positions                                   611          3,343
  Reductions for prior years' tax positions                               (9,912)        (4,123)
  Reductions for settlements                                                 (85)             -
  Reductions for expiration of statutes                                   (2,947)          (793)
-----------------------------------------------------------------------------------------------
Balance at December 31                                                $    43,513    $   58,486
===============================================================================================

Included in the balance of unrecognized tax benefits at December 31, 2010 and 2009 are $28,765 and $33,250, respectively, of unrecognized tax benefits that, if recognized would affect the effective income tax rate in future periods. The statute of limitations relating to certain tax years may close in 2011. Management does not anticipate that the closing of any statute of limitation will result in a material change in its uncertain tax benefits.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as part of the income tax provision. During the years ended December 31, 2010 and 2009, the Company recognized approximately ($534) and ($2,448) in interest and penalties, respectively. The Company had accrued $23,963 and $24,497 for the payment of interest and penalties at December 31, 2010 and 2009, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before December 31, 2005 for CUNA Mutual and subsidiaries and December 31, 2005 for CUNA Mutual Life Insurance Company ("CMLIC") and subsidiaries. However, the statutes remain open for years ended after December 31, 1997 for CMLIC and subsidiaries. CUNA Mutual and CMLIC merged on December 31, 2007. For tax purposes the merger was effective January 1, 2008.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 5: REINSURANCE

The Company enters into reinsurance agreements to reduce overall risk, including exposure to large losses and catastrophic events. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also assumes insurance risk that was directly written by other insurance entities.

The effects of reinsurance on premiums and on claims, benefits, and losses incurred for the years ended December 31 are as follows:

==================================================================================================================================
                                             2010                               2009                               2008
----------------------------------------------------------------------------------------------------------------------------------
                                    LIFE &         PROPERTY &          LIFE &         PROPERTY &           LIFE &       PROPERTY &
                                    HEALTH          CASUALTY           HEALTH          CASUALTY            HEALTH        CASUALTY
                                  INSURANCE        INSURANCE         INSURANCE        INSURANCE           INSURANCE     INSURANCE
----------------------------------------------------------------------------------------------------------------------------------
Premiums:
  Direct                          $ 1,238,125      $    849,404      $ 1,214,273      $    547,185        $ 1,192,886   $  478,214
  Assumed from ProAg(1)                     -                 -                -           230,708                  -      248,309
  Assumed from non-affiliates           3,023           204,040            3,842           123,762              1,450      160,623
  Ceded to ProAg(1)                         -                 -                -           (65,931)                 -      (66,857)
  Ceded to non-affiliates             (13,992)         (268,637)         (14,974)          (43,093)           (15,932)     (14,235)
----------------------------------------------------------------------------------------------------------------------------------
Net premiums                      $ 1,227,156      $    784,807      $ 1,203,141       $   792,631        $ 1,178,404   $  806,054
==================================================================================================================================

Claims, benefits and
losses incurred:
  Direct                          $   814,077      $    635,952      $   777,237       $   380,125        $   727,628   $  252,270
  Assumed from ProAg(1)                     -                 -                -           228,681                  -      203,466
  Assumed from non-affiliates           1,437           127,264            1,063            93,942                758      127,712
  Ceded to ProAg(1)                         -                 -                -           (62,309)                 -      (49,828)
  Ceded to non-affiliates             (12,584)         (183,583)         (11,468)          (34,277)           (12,735)      (8,912)
----------------------------------------------------------------------------------------------------------------------------------
Net claims, benefits and losses   $   802,930      $    579,633      $   766,832       $   606,162        $   715,651   $  524,708
==================================================================================================================================

(1) Through October 30, 2009, the date Producer's AG Insurance Group, Inc. ("ProAg") became a 100%-owned subsidiary (see Note 15).

The balance of reinsurance recoverables at December 31, 2010 and 2009 was $259,351 and $230,525, respectively. These balances are subject to uncertainties similar to the estimates of the gross reserves for claims and policy benefits and loss and loss adjustment expenses. The collection of the balances is also subject to risks. The Company evaluates the risks to collection of these balances in determining the need to establish an allowance for uncollectible reinsurance. In making this determination, the Company considers, among other factors, the credit rating of the reinsurers, its past collection experience, the aging of balances, and any known credit concerns or disputes over contract interpretations. The aggregate recoverable balance of three of the largest reinsurers was $193,262 and $174,191 at December 31, 2010 and 2009, respectively. Included among

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

the balances from these three reinsurers is $42,194 and $30,286 due from the Federal Crop Insurance Corporation ("FCIC") under a crop reinsurance contract with the FCIC, an entity of the Department of Agriculture of the U.S. government. Based on the Company's evaluation an immaterial allowance for uncollectible reinsurance balances was established at December 31, 2010 and 2009.

NOTE 6: DEFERRED POLICY ACQUISITION COSTS

A summary of the deferred policy acquisition costs ("DAC") deferred and amortized at and for the year ended December 31, 2010 and 2009 is shown in the following table:

==============================================================================================================
                                                             2010                            2009
--------------------------------------------------------------------------------------------------------------
                                                    LIFE AND      PROPERTY AND      LIFE AND      PROPERTY AND
                                                     HEALTH         CASUALTY          HEALTH        CASUALTY
                                                   INSURANCE       INSURANCE        INSURANCE      INSURANCE
--------------------------------------------------------------------------------------------------------------
Balance at beginning of year                       $  563,571     $     24,602     $   634,239    $     19,622
  Policy acquisition costs deferred                   247,491          132,196         270,802          69,851
  Policy acquisition costs amortized
    and adjustments for changes in
    life and health gross profit assumptions         (273,992)        (129,140)       (265,644)        (64,871)
  DAC Effect of change in net unrealized gains
    (losses) on securities available for sale         (27,071)               -         (75,826)              -
--------------------------------------------------------------------------------------------------------------
Balance at end of year                             $  509,999     $     27,658     $   563,571    $     24,602
==============================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 7: LIABILITY FOR CLAIM RESERVES

The following table presents activity relating to unpaid claim and claim adjustment expense reserves for property and casualty and certain accident and health insurance policies:

================================================================================================================
                                                        2010                                  2009
----------------------------------------------------------------------------------------------------------------
                                           ACCIDENT AND       PROPERTY AND       ACCIDENT AND       PROPERTY AND
                                              HEALTH            CASUALTY           HEALTH             CASUALTY
                                            INSURANCE          INSURANCE          INSURANCE          INSURANCE
----------------------------------------------------------------------------------------------------------------
Balance as of January 1                    $    393,974       $    431,140       $    399,178       $    415,816
  Less experience refunds liability              36,474              6,375             50,664              5,241
  Less reinsurance recoverables                   6,330             64,015              6,277             47,662
----------------------------------------------------------------------------------------------------------------
Net balance as of January 1                     351,170            360,750            342,237            362,913
----------------------------------------------------------------------------------------------------------------
Incurred, net of reinsurance
  recoverable, related to:
    Current year                                233,557            595,253            234,990            579,160
    Prior years                                  26,422            (15,620)             9,124             29,857
----------------------------------------------------------------------------------------------------------------
Total incurred                                  259,979            579,633            244,114            609,017
----------------------------------------------------------------------------------------------------------------
Paid, net of reinsurance
  recoverable related to:
    Current year                                 78,132            347,973             79,682            333,796
    Prior years                                 163,527            171,449            155,499            277,384
----------------------------------------------------------------------------------------------------------------
Total paid                                      241,659            519,422            235,181            611,180
----------------------------------------------------------------------------------------------------------------
Net balance at December 31                      369,490            420,961            351,170            360,750
  Plus experience refunds liability              29,316             10,694             36,474              6,375
  Plus reinsurance recoverables                   6,159             64,604              6,330             64,015
----------------------------------------------------------------------------------------------------------------
Balance at December 31                     $    404,965       $    496,259       $    393,974       $    431,140
================================================================================================================

For accident and health products the liability for claim reserves from prior years increased by $26,422 and $9,124 in 2010 and 2009, respectively. For property and casualty products, the decrease was $15,620 in 2010 and the increase was $29,857 in 2009.

For accident and health products, the adverse development in 2010 and 2009 of prior year reserves was primarily due to an increase in credit disability coverage reporting period. For property and casualty products, the decrease in 2010 relates to the net of favorable development on the December 31, 2009 crop reserves offset by loss adjustment expenses incurred in 2010 for claims paid primarily on the 2009 crop year. For property and casualty products, the 2009 increase in prior years incurred losses primarily relates to adverse development of December 31, 2008 crop reserves.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 8: BENEFIT PLANS

The Company has noncontributory defined benefit pension plans covering substantially all full time employees other than employees of CPI Qualified Plan Consultants, Inc. or Producers AG Insurance Group, Inc., both 100% owned subsidiaries of the Company. Certain employees and directors are also eligible for non-qualified defined benefit plans. Retirement benefits are provided using either a traditional or cash balance formula. The traditional formula provides benefits based on compensation and years of service. The cash balance formula utilizes notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits for each account balance. The cash balance formula applies to employees hired after December 31, 2001 for employees not covered under a collective bargaining agreement and September 1, 2005 for employees covered under a collective bargaining agreement and the majority of the benefit obligations relate to the traditional formula. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. At December 31, 2010 and 2009 $98,346 and $191,558 of the benefit plan assets shown in the table below are invested in the Ultra Series Fund, a family of mutual funds which is managed by an alliance that the Company is party to. (See
Note 2 Mutual Fund Alliance.)

The Company's Board adopted an amendment to freeze the traditional formula portion of the pension plan for non-represented employees, effective August 1, 2009. Employees retain the benefits they have accrued under the grandfathered plans as of the date of the freeze; however, no additional benefits will be accrued under the traditional formula. The effect of this amendment was a $57,578 decrease in the projected benefit obligation. CUNA Mutual continues to accrue future benefits for these employees under the cash balance formula. The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. Effective December 31, 2008 retiree health benefits were eliminated for all non-represented employees and those represented employees who had retired prior to June 1, 2005. As discussed in greater detail below, the effect of eliminating these benefits was a pre-tax increase to 2008 income of $121,823.

The measurement date for all benefit plans is December 31.

Amounts recognized in accumulated other comprehensive loss as of December 31, 2010 and 2009 are as follows:

=========================================================================================================
                                                   PENSION BENEFITS         OTHER POSTRETIREMENT BENEFITS
                                                ---------------------------------------------------------
                                                    2010         2009          2010               2009
---------------------------------------------------------------------------------------------------------
Net prior service costs                         $  (18,235)   $  (20,216)   $   (1,315)        $   (1,772)
Net actuarial loss                                 218,494       192,361       (11,437)           (19,614)
---------------------------------------------------------------------------------------------------------
Total recognized in accumulated
  other comprehensive loss, before tax             200,259       172,145       (12,752)           (21,386)
Tax expense                                         69,292        59,424        (4,413)            (7,382)
---------------------------------------------------------------------------------------------------------
Total recognized in accumulated
  other comprehensive loss, net of tax          $  130,967    $  112,721    $   (8,339)        $  (14,004)
=========================================================================================================

The estimated net actuarial loss and prior service costs that will be amortized from accumulated other comprehensive loss into net periodic benefit cost during 2011 for the pension benefit plans are $14,729 and ($1,981), respectively, and for the other postretirement benefit plans are ($633) and ($457), respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following table summarizes information about the plans at December 31:

=========================================================================================================
                                                   PENSION BENEFITS         OTHER POSTRETIREMENT BENEFITS
                                                ---------------------------------------------------------
                                                    2010         2009          2010               2009
---------------------------------------------------------------------------------------------------------
Fair value of plan assets                       $  496,001   $   471,171    $    7,805         $    7,157
Benefit obligation                                (674,290)     (616,456)      (51,199)           (42,113)
---------------------------------------------------------------------------------------------------------
Net liability recognized in the
  consolidated balance sheet                    $ (178,289)  $  (145,285)   $  (43,394)        $  (34,956)
=========================================================================================================

The accumulated benefit obligations for the Company's defined benefit pension plans were $627,274 and $573,710 at December 31, 2010 and 2009, respectively.

The following table provides information for the plans for the years ended December 31:

======================================================================================================
                                         PENSION BENEFITS                    OTHER BENEFITS
                                 ---------------------------------------------------------------------
                                    2010        2009        2008        2010        2009        2008
------------------------------------------------------------------------------------------------------
Pension and other benefits:
  Employer contributions         $  19,363   $  57,374   $   3,402   $   1,319   $   1,371   $   7,520
  Benefit payments                  36,624      34,589      37,375       1,319       1,371       7,520
  Net periodic benefit cost         23,429      31,428      11,014       1,123         998      10,963
  Settlement gain                        -           -           -           -           -      75,101
  Curtailment gain                       -       1,629           -           -         247      46,722
======================================================================================================

The pension benefit costs for 2009 include recognition of a curtailment gain of $1,629. The postretirement benefit costs for 2009 include recognition of a curtailment gain of $247. These curtailment gains result from workforce reductions.

The postretirement benefit costs for 2008 include recognition of a curtailment gain of $46,722. This curtailment gain is the result of the suspension of the Company's retiree health benefits for employees not represented under a collective bargaining agreement, effective December 31, 2008. Subsequently, retiree health benefits were eliminated for those non-represented employees and retirees as well as represented employees who retired prior to June 1, 2005. This resulted in a settlement gain of $75,101 recorded as a reduction to 2008 operating expenses in the consolidated 2008 statement of operations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

In the table below, information is presented as of December 31 for those pension plans for which the accumulated benefit obligation exceeds the fair value of plan assets.

=====================================================================================
                                                        2010                  2009
-------------------------------------------------------------------------------------
Projected benefit obligation                         $  674,290             $ 616,456
Accumulated benefit obligation                          627,274               573,710
Fair value of plan assets:
  Debt securities                                    $  390,453             $ 330,377
  Equity securities                                      74,561               128,226
  All other investments                                  30,987                12,568
-------------------------------------------------------------------------------------
Total fair value of plan assets                      $  496,001             $ 471,171
=====================================================================================

ACTUARIAL ASSUMPTIONS

CUNA Mutual's actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

=========================================================================================================
                                                      PENSION BENEFITS      OTHER POSTRETIREMENT BENEFITS
                                                     ----------------------------------------------------
                                                      2010        2009      2010                     2009
---------------------------------------------------------------------------------------------------------
Discount rate                                         5.5%        6.0%      5.6%                     6.1%
Assumed rate of annual compensation increase          4.1         4.1       4.2                      4.2
=========================================================================================================

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation is 9.3% reducing to 4.4% by 2066.

CUNA Mutual's actuarial assumptions used to develop pension and other postretirement benefit expenses for the years ended December 31 were as follows:

==============================================================================================================
                                                      PENSION BENEFITS         OTHER POSTRETIREMENT BENEFITS
                                                     ---------------------------------------------------------
                                                      2010        2009       2008      2010      2009     2008
--------------------------------------------------------------------------------------------------------------
Discount rate                                         6.0%        6.6%       5.7%      6.1%      6.6%     6.0%
Assumed rate of annual compensation increase          4.1         4.1        4.1       4.2       4.2      4.2
Expected long-term rate of return on plan assets      7.1         7.4        7.9       7.1       6.2      8.0
==============================================================================================================

In determining the discount rate, the Company used the Citibank Above Median Pension Curve, which is represented by a series of annualized individual discount rates from six months to thirty years. The curve is constructed from the above median option adjusted spreads of AA corporate bonds. The specific curve is constructed by grouping bonds into five maturity zones (1-3yr, 3-7yr, 7-15yr, 15-25yr, and 25yr+) and taking the average spread by maturity zone and using linear interpolation to determine specific rates per period. In

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

determining the expected long-term rate of return on plan assets, the Company used the current investment allocation applied to a long-term historical indexed rate of return for these asset classes.

MEDICARE PART D SUBSIDY

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 introduced a prescription drug benefit under Medicare Part D as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The effects of the subsidy are reflected in the measurement of the net periodic postretirement benefit costs. The effect of the subsidy for 2010 was a reduction of the postretirement benefit cost of $250 including $175 related to service cost, $290 related to interest cost and ($214) related to recognized net actuarial gain/loss. Comparable figures for 2009 were a reduction of the postretirement benefit cost of $478 including $181 related to service cost, $296 related to interest cost and no costs related to recognized net actuarial gain/loss. The subsidy reduced the 2010 accumulated postretirement benefit obligation by $5,220 compared to $4,767 in 2009. Subsidies received in 2010 and 2009 amounted to $51 and $21, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

ESTIMATED FUTURE BENEFIT PAYMENTS

Estimated future benefit payments for the years ended December 31 are as follows:

==================================================================================================
                                                           OTHER           OTHER           OTHER
                                                          BENEFITS        BENEFITS        BENEFITS
                                          PENSION          BEFORE         MEDICARE          AFTER
                                          BENEFITS         SUBSIDY         SUBSIDY         SUBSIDY
--------------------------------------------------------------------------------------------------
Estimated future benefit payments
    2011                                 $  36,095        $  1,338        $   28        $    1,309
    2012                                    36,956           1,581            38             1,543
    2013                                    38,000           1,852            51             1,801
    2014                                    39,700           2,176            65             2,111
    2015                                    41,119           2,548            84             2,464
    2016-2020                              234,059          18,221           841            17,380
==================================================================================================

We anticipate making a minimum contribution to the pension plans of approximately $17,000 in 2011 with future amounts to be determined based on future asset performance and liabilities. For other benefits, the employer contribution will be equivalent to the estimated 2011 benefits.

PENSION PLAN ASSETS

The Company's overall investment strategy is to achieve a mix of approximately 80 percent debt related exposure and 20 percent equity exposure. Equity securities primarily include investments in large-cap and mid-cap mutual funds primarily located in the United States. Debt related securities primarily include investment grade corporate bond funds. The Company limits its concentrations of risk by diversifying its plan assets through investment in funds rather than individual holdings. The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate risk.

The Company directly ties market performance into the key pension assumption related to discount rate. Overall investment strategy is intended to match market asset movements with discount rate related liability changes as closely as possible. This strategy is intended to limit the range of contributions needed by the Company to maintain the plan at minimum funding levels.

CUNA Mutual invests the pension plans' assets with the goal of meeting short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to approximate target with a small tolerance to changes in overall portfolio risk. Derivatives may be used to maintain the target allocation.

The expected rates of return and variance for each asset class are derived using statistical techniques based on long-term historical data. Returns and correlations are adjusted slightly to reflect trends and portfolio manager expectations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

CUNA Mutual's pension plan asset allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

====================================================================================================
                                                                                         2010 TARGET
                                                 2010                   2009             ALLOCATION
----------------------------------------------------------------------------------------------------
Asset category
    Debt securities                              78.7%                  70.1%               80.0%
    Equity securities                            15.0                   27.4                20.0
    Other investments                             6.3                    2.5                   -
----------------------------------------------------------------------------------------------------
    Total                                       100.0%                 100.0%              100.0%
====================================================================================================

The fair value of the Company's pension plan assets by asset category at December 31, 2010 are presented in the following table.

============================================================================================================
PLAN ASSETS, AT FAIR VALUE                       LEVEL 1            LEVEL 2         OTHER            TOTAL
------------------------------------------------------------------------------------------------------------
Cash equivalents                                $   19,399         $      -       $         -      $  19,399
Debt securities                                    328,660            61,793                -        390,453
Equity securities                                   38,007            36,554                -         74,561
------------------------------------------------------------------------------------------------------------
   Total plan assets at fair value                 386,066            98,347                -        484,413
Other assets                                             -                 -           11,588         11,588
------------------------------------------------------------------------------------------------------------
   Total plan assets                            $  386,066         $  98,347      $    11,588      $ 496,001
============================================================================================================

The fair value of the Company's pension plan assets by asset category at December 31, 2009 are presented in the following table.

============================================================================================================
PLAN ASSETS, AT FAIR VALUE                        LEVEL 1           LEVEL 2         OTHER            TOTAL
------------------------------------------------------------------------------------------------------------
Cash equivalents                                $    11,876        $        -     $      -         $  11,876
Debt securities                                     193,257           137,120            -           330,377
Equity securities                                    80,780            47,446            -           128,226
------------------------------------------------------------------------------------------------------------
   Total plan assets at fair value                  285,913           184,566            -           470,479
Other assets                                              -                 -          692               692
------------------------------------------------------------------------------------------------------------
   Total plan assets                            $   285,913        $  184,566     $    692         $ 471,171
============================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

A summary of valuation techniques for classes of pension plan and other benefit assets by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------
Cash equivalents: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

Debt securities: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Level 2 Measurements
--------------------
Debt securities: Valuation based on observable inputs such as U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks; valuation is based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Other Assets
------------
Other assets consists primarily of dividends receivable and limited partnerships, which are not part of the fair value hierarchy.

OTHER POST EMPLOYMENT BENEFITS

The Company has a plan to provide severance pay and continuation of certain life and health benefits to qualifying inactive or former employees during the severance period. The Company also provides certain life and health benefits to employees in disability status. The liability for these other post employment benefits was $8,844 and $11,804 at December 31, 2010 and 2009, respectively.

DEFINED CONTRIBUTION PLANS

The Company sponsors thrift and savings plans, which covers substantially all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to a participant's contribution, up to a maximum of 5% of a participant's salary, other than the employees of Producers AG Insurance Group. The Company match is vested according to plan schedules. The Company's contributions for the years ended December 31, 2010, 2009 and 2008 were $11,576, $12,738 and $13,884, respectively.

BENEFIT PLANS FUNDED WITH RABBI TRUSTS

The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $74,045 and $69,979 as of December 31, 2010 and 2009, respectively, and is included in accounts payable and other liabilities in the consolidated balance sheets. These plans have been partially funded with assets in Rabbi trusts. Assets placed in trust also include amounts deposited to fund certain qualified defined benefit plans which are excluded from the determination of the accrued liability. The total amounts held in the Rabbi trusts were $58,055 and $58,621 at December 31, 2010 and 2009, respectively. These assets represent investments in mutual funds carried at fair value and are included with other equity

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

securities in the consolidated balance sheets. Assets in such trusts are held for the benefit of the plan beneficiaries but remain the property of the Company.

NOTE 9: STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

The Company and its insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders' surplus and the payment of dividends. Generally, ordinary dividends from an insurance subsidiary to its parent company must meet notice requirements promulgated by the regulator of the subsidiary's state of domicile ("Insurance Department"). Extraordinary dividends, as defined by state statutes, must be approved by the Insurance Department. The Company has three wholly-owned subsidiaries that are subject to statutory dividend restrictions in Iowa. CUMIS Insurance Society, Inc. and CUMIS Specialty Insurance Company, Inc. have dividend restrictions at December 31, 2010 of $47,037 (unaudited) and $5,077 (unaudited), respectively. MEMBERS Life Insurance Company is restricted from paying dividends. The Company has two wholly-owned subsidiaries subject to statutory dividend restrictions in Texas. At December 31, 2010, Producers Agriculture Insurance Company and Producers Lloyds Insurance Company have dividend restrictions of $5,248 and $589, respectively.

Risk-based capital requirements promulgated by the National Association of Insurance Commissioners require U.S. insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2010, the Company and its insurance affiliates' adjusted surplus exceeded the minimum requirements.

CUNA Mutual and its insurance company affiliates file statutory-basis financial statements with insurance regulatory authorities. The Insurance Department has allowed CUNA Mutual to use certain accounting practices which differ from prescribed statutory accounting practices (permitted practices). These permitted practices relate to the carrying value of mortgage insurance affiliates and the method of recognizing certain group life, credit life, and credit disability premiums. The use of these permitted practices increased reported statutory surplus by $51,691 and $65,850 as of December 31, 2010 and 2009, respectively.

Statutory-basis net income (loss) of CUNA Mutual was $33,437 (unaudited), $281,644 and ($37,828) for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory-basis surplus was $1,354,817 (unaudited) and $1,201,075 at December 31, 2010 and 2009, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 10: NOTES PAYABLE

SURPLUS NOTES

CUNA Mutual entered into an agreement with certain lenders to issue $85,000 in fixed-rate, 20-year surplus notes in July, 2010. The surplus notes have a coupon rate of 8.5% and require the Company to make semi-annual interest payments. The surplus notes are subordinated, unsecured obligations of the Company, ranking subordinate to the claims of policyholders and all other creditors. The Company may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to the applicable insurance regulatory authority and received approval to make any such payment. A request for payment of interest in January 2011 was approved by the applicable insurance regulatory authority. Beginning on July 31, 2020, and continuing annually thereafter until July 2030, scheduled principal payments (in equal annual installments) will be due and payable, subject to the foregoing regulatory approvals. The Company is required to comply with certain financial covenants including maintenance of a minimum statutory risk-based capital ratio and minimum total adjusted statutory capital level. At December 31, 2010 the Company was in compliance with these covenants.

LINE OF CREDIT - JP MORGAN

CUNA Mutual entered into a $200,000 three year unsecured revolving credit facility agreement with JP Morgan Chase Bank and other lenders in November 2010. This agreement replaces the previous $255,000 three year unsecured revolving credit facility agreement the Company had entered into with JP Morgan Chase Bank in 2008. Under the new facility, a fee ranging from .20% to .35% per year is assessed on the unused committed principal. The unused fee is determined based on the Company's debt to capital ratio and was assessed at .25% at December 31, 2010. Under the original agreement a facility fee of .08% per year was assessed on the used and unused principal. Interest amounts calculated under both agreements vary based on certain benchmark interest rates. Under both agreements, the Company is required to comply with certain financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum statutory surplus. At December 31, 2010 the Company was in compliance with these covenants. The Company was also charged a commitment fee should the total borrowing exceed 50% of the credit facility under the original agreement. In 2008 the Company had borrowed $50,000 under the original agreement. Interest was accrued at the London InterBank Offered Rate ("LIBOR") plus 27 basis points and was due quarterly and upon maturity. The rate was 2.1% for the 2008 borrowing. In January 2010 the Company repaid the $50,000 of debt related to this revolving credit facility. As of December 31, 2010 the Company had no outstanding borrowings under the JP Morgan facility. The credit facility expires in November, 2013. The Company has designated up to $37,000 from the line of credit to be used to fund the capital needs of a subsidiary in the event that the subsidiary needs additional capital to meet regulatory minimums. Accordingly, $163,000 of the line of credit is available for general corporate purposes.

A consolidated subsidiary of the Company entered into a $35,000 one year revolving credit facility agreement with JP Morgan Chase Bank in November 2010, to which the Company serves as guarantor. This agreement is an amendment to the previous $35,000 one year unsecured revolving credit facility the subsidiary had entered into with JP Morgan Chase Bank in 2009. Under the new facility, an annual non-use fee of .125% on the daily amount of the unused committed principal is assessed. A facility fee of .25% per year on the committed principal was assessed per the previous agreement. Under the previous and new agreements, interest accrues at the LIBOR rate plus 125 basis point and 75 basis points, respectively. Interest is due at maturity or quarterly, whichever is first. The subsidiary is also charged a commitment fee. Under both agreements, the Company, as guarantor, is required to comply with financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum statutory surplus. The subsidiary is required to comply with a minimum statutory risk-based capital ratio. At December 31, 2010 the subsidiary and the Company were in compliance with all of these covenants. In November 2009, the subsidiary borrowed $35,000 under the facility at a rate of 1.5%. This borrowing was outstanding at December 31, 2009 and was repaid in March 2010. In

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

November 2010, the subsidiary borrowed $35,000 under the facility at a rate of 1.06%. This borrowing was outstanding at December 31, 2010. The credit facility expires in November 2011.

LINE OF CREDIT - FEDERAL HOME LOAN BANK

The Company has additional borrowing capacity as a result of contractual arrangements with the Federal Home Loan Bank of Des Moines ("FHLB") that were entered in 2007 and evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that the Company would be entitled to borrow from the FHLB if the Company purchased FHLB common stock and provided securities as collateral for such borrowings. The amount of such permitted borrowings would be 22.5 times the Company's FHLB stock ownership, with an overall limitation based on 30% of the Company's statutory assets. As of December 31, 2010 the Company had borrowed $100,000. There were no outstanding borrowings as of December 31, 2009. Interest on borrowings was calculated daily at floating rates that ranged from .29% to .49% in 2010 and .30% to .31% in 2009. As of December 31, 2010 the Company owned $16,031 of FHLB common stock, and had pledged securities of $117,528. Borrowings from the FHLB are used for general corporate purposes.

OTHER

As part of the acquisition of Producers AG Insurance Group, Inc. (see Note 15 for a detailed discussion) CUNA Mutual issued a 5% secured promissory note for $28,933 payable to the former owners. The first installment payment of principal and interest of $6,550 was made December 31, 2010, with additional payments of principal and interest due January 2011 and March 2012.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 11: ACCUMULATED OTHER COMPREHENSIVE LOSS

The components of accumulated other comprehensive loss are as follows:

=========================================================================================================================
                                                              UNREALIZED
                                                              INVESTMENT                                     ACCUMULATED
                                         FOREIGN CURRENCY    GAINS (LOSSES)     MINIMUM                         OTHER
                                           TRANSLATION           AND            PENSION      DISCONTINUED   COMPREHENSIVE
                                          GAINS (LOSSES)      SHADOW DAC       LIABILITY      OPERATIONS    INCOME (LOSS)
-------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2008                $    (18,494)      $  (484,751)     $ (112,767)    $   15,369     $    (600,643)
  Foreign currency translation,
    net of tax - ($7,102)                      (10,983)                -               -        (29,133)          (40,116)
  Unrealized holding gains,
    net of tax - $171,745                            -           328,142               -         23,299           351,441
  Cumulative effect of change in
    accounting for other-than-
    temporary-impairments,
    net of tax - ($17,197)                           -           (31,938)              -              -           (31,938)
  Minimum pension liability
    adjustment, net of tax - $8,324                  -                 -          14,050          2,945            16,995
-------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2009                     (29,477)         (188,547)        (98,717)        12,480          (304,261)
  Foreign currency translation,
    net of tax - ($269)                         (3,219)                -               -            979            (2,240)
  Unrealized holding gains,
    net of tax - $117,455                            -           216,180               -          1,234           217,414
  Minimum pension liability
    adjustment, net of tax - ($12,875)               -                 -         (23,911)             -           (23,911)
-------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2010                $    (32,696)      $    27,633      $ (122,628)    $   14,693     $    (112,998)
=========================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 12: FAIR VALUE MEASUREMENT OF OTHER FINANCIAL INSTRUMENTS

Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value of estimated cash flows or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates in many cases cannot be substantiated by comparison to independent markets and may not be realized in the immediate settlement of the instruments.

Certain financial instruments, investments accounted for using the equity method, and all nonfinancial instruments are excluded from the disclosure requirements.

The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

Mortgage Loans: The fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Policy Loans: The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity and policy loans are often repaid by reductions to policy benefits.

Notes Receivable: The fair values for notes receivable are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Cash, Short-term Investments, and Accrued Investment Income: The carrying amounts for these instruments approximate their fair values due to their short term nature.

Investment-Type Contracts: Investment-type contracts include group and individual annuity contracts and deposit-type contracts in the general account. In most cases, the fair values are determined by discounting expected liability cash flows and required profit margins using the year-end swap curve plus a spread equivalent to a cost of funds for insurance companies. This methodology, while theoretically valid and consistent with industry practice, produces lower than expected fair values at December 31, 2010. This anomaly is mainly attributable to the large illiquidity premium embedded in the insurance company cost of funds spread used for discounting. In a few cases where liability cash flows are not available, fair value was assumed to equal statutory book value.

Notes Payable: The fair value for notes payable is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Separate Account Liabilities: Separate account liabilities represent the account value owed to the customer which is equal to the segregated assets carried at fair value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The carrying amounts and estimated fair values of the Company's financial instruments, not disclosed in Note 3 Investments - Fair Value Measurement, at December 31 are as follows:

==============================================================================================================
                                                       2010                                   2009
                                             CARRYING           ESTIMATED          CARRYING          ESTIMATED
                                              AMOUNT           FAIR VALUE           AMOUNT          FAIR VALUE
--------------------------------------------------------------------------------------------------------------
Financial instruments
  recorded as assets:
    Mortgage loans                         $   811,595        $    869,641        $  704,826       $   698,924
    Policy loans                               104,369             104,369           104,495           104,495
    Notes receivable                            15,456              15,456            15,589            15,589
    Cash                                       217,412             217,412           181,178           181,178
    Accrued investment income                   95,004              95,004            80,286            80,286
Financial instruments
  recorded as liabilities:
    Investment-type contracts                4,572,513           4,588,338         4,287,965         3,842,159
    Notes payable                              247,497             244,298           113,852           112,391
    Separate account liabilities             4,215,651           4,215,651         4,049,659         4,049,659
==============================================================================================================

NOTE 13: COMMITMENTS AND CONTINGENCIES

INVESTMENT COMMITMENTS

The Company has the following investment commitments outstanding at December 31:

==========================================================================================
                                                                  2010              2009
------------------------------------------------------------------------------------------
Limited partnerships:
    Energy funds                                                $  45,514         $ 19,242
    Mezzanine                                                     106,981           83,689
    Private equity                                                 62,526           73,794
    Real estate                                                    27,737           43,320
Mortgage loans                                                      6,275           10,315
Student loan receivables                                                -            2,527
Private placement debt                                             23,740           24,000
==========================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Limited partnership commitments generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

Mortgage loan commitments are agreements to fund commercial mortgages after year end for loans approved prior to year end.

Student loan commitments represent additional loan purchases after year end related to disbursements to borrowers on loans approved prior to year end.

Private placement debt commitments are contracts signed prior to year end to purchase debt securities after year end.

ACQUISITION

In connection with the Company's acquisition of Producers AG Insurance Group, Inc. ("ProAg"), the Company has contingent consideration arrangements which may require the Company to pay to (or receive from) the former owners of ProAg additional amounts based on formulas set forth in the purchase agreement. See
Note 15 for a detailed description of these contingencies.

LEASES

The Company contracts for long-term leases for office space, autos, and equipment, most of which are classified as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

The Company accounts for certain lease agreements, substantially all for computer equipment, as capital leases; these capital lease obligations totaled $3,677 and $5,949 at December 31, 2010 and 2009, respectively. These obligations are included in office properties, equipment and computer software and accounts payable and other liabilities in the Company's consolidated balance sheets. Amortization of capitalized leased assets is included in depreciation expense.

At December 31, 2010, the Company was committed under non-cancelable operating and capital leases with minimum rentals of approximately $33,645 of which $7,054 is due in 2011, $5,575 in 2012, $3,889 in 2013, $3,334 in 2014, $2,212 in 2015
and $11,580 in 2016 and thereafter. Rental expense included in the Company's results of operations amounted to $7,951, $10,198 and $15,200 in 2010, 2009 and 2008, respectively.

INSURANCE GUARANTY FUNDS

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2010 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $2,274 and $2,975 at December 31, 2010 and 2009, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $1,709 and $2,122 at December 31, 2010 and 2009, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

SUPPORT AGREEMENT

The Company owns 50% of CMG Mortgage Insurance Company ("CMG"), a Wisconsin company which sells residential mortgage guaranty insurance. The other 50% of CMG is owned by PMI Mortgage Insurance Company ("PMI"), an unaffiliated company. The Company is party to a capital support agreement revised in 2010 whereby PMI and the Company agreed to contribute up to $37,650 each, subject to certain limitations, so as to maintain the statutory risk-to-capital ratio of CMG at or below 23 to 1, the ratio was 19 to 1 under the prior agreement. The Company was required to place investments in trust to secure their agreement. The period of the agreement is three years, but may be terminated earlier if certain conditions are met. At December 31, 2010, the statutory risk-to-capital ratio for CMG was 20 to 1. The carrying value of securities owned by the Company and held in a trust pursuant to this agreement was $40,120 and $42,845 as of December 31, 2010 and 2009, respectively. In the event that CUNA Mutual needs funds to meet the terms of the agreement, it may draw from this trust.

LEGAL MATTERS

Various legal and regulatory actions, including state market conduct exams and federal audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated financial statements of the Company.

NOTE 14: DISCONTINUED OPERATIONS

The Company sold certain operations in 2009 and prior years and plans to sell certain operations in 2011. As a result those operations have been accounted for in the accompanying financial statements as discontinued operations. Accordingly, the results of operations and the gain or loss on the sale of the discontinued operations after applicable taxes, the assets of the discontinued operations, and the liabilities of the discontinued operations are each reported on a one-line basis in the consolidated statements of operations and balance sheets for all years presented.

The principal components of discontinued operations relate to five dispositions, including a planned transaction in 2011 (the Company's Australian business), three transactions in 2009 (The CUMIS Group Ltd. (a Canadian subsidiary), Lending Call Center Services, LLC and IRA Services) and one immaterial transaction from earlier years. Those transactions are generally described in the following paragraphs.

On January 26, 2011 the Company announced that it had reached an agreement to sell its Australian business operations. The sale is expected to close in the first half of 2011.

On December 31, 2009 the Company sold its 87% interest in The CUMIS Group Ltd,. a Canadian subsidiary and recorded $163,735 in proceeds and an $114,253 after-tax gain on the sale in 2009. The Company recorded an additional gain of $9,639 in 2010 after resolution of certain contingencies in 2010.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

On October 31, 2009 the Company sold its interest in Lending Call Center Services, LLC ("LCCS"), including certain related assets. The Company recorded $2,353 in proceeds, a receivable of $4,507 that accrues interest and has two annual payments due through 2015 and a $3,528 after-tax gain on the sale, which is net of $364 of goodwill attributed to the sale.

On June 30, 2009 the Company sold its IRA Services division, including certain related assets. The Company recorded $33,847 in proceeds and a $20,269 after-tax gain on the sale, which is net of $1,805 of goodwill attributed to the sale.

In 1998 the Company sold a property and casualty insurance subsidiary. Under the terms of that agreement the Company was entitled to receive additional sales proceeds in the event the insurance reserves assumed by the purchaser developed favorably. In 2010, the Company recorded a pre-tax benefit of $1,120 related to this agreement.

The following table displays the components of discontinued operations for 2010, 2009 and 2008.

==================================================================================================================
                                                                       2010              2009               2008
------------------------------------------------------------------------------------------------------------------
Total revenues                                                     $    99,395        $  224,220         $ 257,763
Total expenses                                                          89,020           220,651           239,980
------------------------------------------------------------------------------------------------------------------
Income from discontinued operations before
  income taxes and non-operating items                                  10,375             3,569            17,783
Equity in income (loss) of unconsolidated affiliates                         -             1,285              (722)
Gain on disposal                                                         9,639           169,214                 -
Income tax expense (benefit)                                             6,209            35,740            16,691
------------------------------------------------------------------------------------------------------------------
Net Income                                                              13,805           138,328               370
Less: net income attributable to noncontrolling interests                    -                 -             1,186
------------------------------------------------------------------------------------------------------------------
Gain (loss) from discontinued operations, net of tax               $    13,805        $  138,328         $    (816)
==================================================================================================================

Included in the gain on disposal for 2009 is $3,031 of disposal costs related to the sales of The CUMIS Group Ltd., IRA Services and LCCS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

Net assets of discontinued operations at December 31, 2010 and 2009 are as follows:

=================================================================================================================
                                                                                     2010                  2009
-----------------------------------------------------------------------------------------------------------------
ASSETS
  Investments                                                                     $  120,031            $ 112,845
  Cash and cash equivalents                                                           27,974               15,724
  Reinsurance recoverables                                                            11,003                4,297
  Deferred policy acquisition costs                                                    8,817                7,830
  Office properties, equipment and computer software                                   1,560                1,114
  Deferred tax asset, net                                                              2,943                  173
  Goodwill                                                                             3,571                3,543
  Other assets and receivables                                                        47,457               47,324
-----------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                                       223,356              192,850
-----------------------------------------------------------------------------------------------------------------
LIABILITIES
  Reserves                                                                           (41,286)             (30,602)
  Unearned premium                                                                   (82,156)             (71,220)
  Accounts payable and other liabilities                                             (45,289)             (41,371)
-----------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                                 (168,731)            (143,193)
-----------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                 $    54,625             $ 49,657
=================================================================================================================

Summarized cash flow statement information for 2010, 2009 and 2008 relating to discontinued operations is as follows:

=================================================================================================================
                                                                      2010                2009             2008
-----------------------------------------------------------------------------------------------------------------
Cash flows from operating activities                               $   17,997         $    (29,952)      $(28,478)
Cash flows from investing activities                                   (4,206)             (21,930)        47,763
Cash flows from financing activities                                        -              (11,227)        (1,319)
Cash provided (used) by discontinued operations                        13,791              (63,109)        17,966
-----------------------------------------------------------------------------------------------------------------
(Increase) decrease in cash included in
  net assets of discontinued operations                               (12,249)               3,344        104,594
Effect of foreign exchange rate on cash
  balances of discontinued operations                                   5,994                   39        (10,043)
-----------------------------------------------------------------------------------------------------------------
Cash flows from discontinued operations                            $    7,536          $   (59,726)      $112,517
=================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

NOTE 15: ACQUISITION OF CONTROLLING AND NON-CONTROLLING INTERESTS

PRODUCERS AG INSURANCE GROUP, INC.

The Company has been involved in the crop insurance business since 2007. This involvement was first accomplished through reinsurance assumed from Producers AG Insurance Group, Inc. ("ProAg") (see Note 5) as well as partial equity ownership of ProAg which was subsequently increased. The Company's acquisition of its equity interests in ProAg are described in the paragraphs that follow.

From August 2007 to March 2008 the Company's equity interest in ProAg was 25.2%, and from March 2008 to October 30, 2009 the Company's equity interest in ProAg was 22.6%. During this period the Company accounted for ProAg on an equity basis and thereby recorded its investment at cost plus its respective equity interest in the earnings of ProAg. On October 30, 2009, the Company's wholly owned subsidiary, CUNA Mutual Investment Corporation ("CMIC"), purchased the remaining 77.4% of ProAg, resulting in ProAg becoming a wholly-owned subsidiary of the Company as of October 30, 2009. Subsequent to that date the accounts of ProAg are consolidated in the accompanying consolidated financial statements.

Under the terms of the purchase agreement for the acquisition of the remaining 77.4%, the stated purchase price was $42,876, which was comprised of a $14,238 cash payment and the issuance of notes payable of $28,638, subject to potential adjustments. The potential adjustments require the Company to pay (or receive from) the former owners of ProAg additional amounts based on the future performance of ProAg as defined in the purchase agreement ("Additional Payments"), and resolution of indemnifications provided by the sellers ("Indemnifications"). The Additional Payments, if required, would be primarily payable in 2012 and 2013 and could range from a return of purchase price of $3,280 to an additional payment of $37,900. In accordance with FASB ASC 805, formerly FASB Statement 141(R), Business Combinations, the Company estimated as of the acquisition date the fair value of the Additional Payments to be a liability of $1,290 resulting in a total purchase price of $44,166 for the 77.4% ownership interest acquired in 2009. In accordance with ASC 805 in 2010 the Company finalized its business combination accounting and adjusted the provisional amounts established at the acquisition date. Based on the Company's revised estimates the adjusted fair value of the Additional Payments is $5,419 and the fair value of the Indemnifications is $6,500, resulting in a total purchase price of $41,795 for the 77.4% ownership interest acquired in 2009. As required by ASC 805, these adjustments have been made retrospectively as of the acquisition date and accordingly reflected in the accompanying balance sheet as of both December 31, 2009 and 2010. In accordance with ASC 805 the Company is required to continue to adjust the fair value of these amounts in subsequent periods until the ultimate amounts are known. Adjustments in fair value subsequent to October 30, 2010 (one year after the acquisition date) will be recorded in the statements of operations.

In accordance with FASB ASC 805, the Company determined the fair values of the assets and liabilities acquired with the difference between purchase price and the fair values of the identified net assets recorded as goodwill. As a result of this process $58,396 was assigned to intangibles as follows:

    o $3,000 Trade name (amortized 20 years on straight line basis)
    o $26,000 FCIC reinsurance agreement and insurance licenses which the Company expects to perpetually renew at minimal cost (indefinite-lived asset and not amortized)
    o $29,396 Goodwill (indefinite-lived asset and not amortized)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

The following represents the fair values of the assets and liabilities of ProAg acquired at October 30, 2009:

=========================================================================================
                                                                          ASSETS AND
                                                                      LIABILITIES ASSUMED
-----------------------------------------------------------------------------------------
ASSETS
  Investments                                                         $             5,590
  Cash and cash equivalents                                                        65,105
  Reinsurance recoverables                                                        328,160
  Receivable from the Federal Crop Insurance Corporation                          225,400
  Premium receivable                                                               89,373
  Office properties, equipment and computer software                                5,720
  Income tax receivable                                                             9,410
  Goodwill and other intangibles, net                                              58,396
  Other assets and receivables                                                      1,050
-----------------------------------------------------------------------------------------
    Total assets                                                                  788,204
-----------------------------------------------------------------------------------------
LIABILITIES
  Loss and loss adjustment expense reserves - property and casualty               149,357
  Notes payable                                                                    25,187
  Reinsurance payable                                                             525,006
  Accounts payable and other liabilities                                           34,623
-----------------------------------------------------------------------------------------
    Total liabilities                                                             734,173
-----------------------------------------------------------------------------------------
FAIR VALUE OF PROAG AS OF OCTOBER 30, 2009                            $            54,031
=========================================================================================

The Company has accounted for its acquisition of ProAg in accordance with FASB ASC 805, Business Combinations. Accordingly the Company adjusted its carrying value of its previously acquired 22.6% equity interest to fair value at October 30, 2009. The effect of this adjustment was to increase the previously recorded value, which resulted in a pretax gain of $4,233 included in the results of operations.

CPI QUALIFIED PLAN CONSULTANTS, INC.

On June 30, 2009 (the acquisition date) the Company purchased 100% of the common stock of CPI Qualified Plan Consultants, Inc. ("CPI") for cash of $34,910, subject to potential adjustments. The potential adjustments require the Company to pay certain employees of CPI additional amounts based on retention and on future performance measures of CPI, as defined in the purchase agreement. The additional payments, if required, would be primarily payable in 2011 and 2012 and would be an additional payment between $5,600 and $6,500. CPI is a third party plan administrator which administers a variety of employee benefit plans including retirement plans, 401(k), profit-sharing, money purchase and 403(b) plans.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

================================================================================

In accordance with FASB ASC 805, the Company determined the fair values of the assets and liabilities acquired with the difference between purchase price and the fair values of the identified net assets recorded as goodwill. As a result of this process $34,825 was assigned to intangibles as follows:

    o $1,154 Internally developed software (amortized over 3 years on straight line basis)
    o $11,193 Customer contracts/broker dealer relationships (amortized over 10 years in relation to expected cash flows)
    o $22,478 Goodwill (indefinite-lived asset and not amortized)

The acquisition of CPI furthers the Company's growth strategy and expands the Company's diversification of products, while strengthening a product line in which it is already a recognized leader.

The following represents the fair values of the assets and liabilities of CPI acquired at June 30, 2009:

=========================================================================================
                                                                          ASSETS AND
                                                                      LIABILITIES ASSUMED
-----------------------------------------------------------------------------------------
ASSETS
  Office properties, equipment and computer software                  $             3,680
  Goodwill and other intangibles, net                                              34,825
  Other assets and receivables                                                     26,161
-----------------------------------------------------------------------------------------
    Total assets                                                                   64,666
-----------------------------------------------------------------------------------------
LIABILITIES
  Deferred tax liability                                                            2,909
  Accounts payable and other liabilities                                           26,847
-----------------------------------------------------------------------------------------
    Total liabilities                                                              29,756
-----------------------------------------------------------------------------------------
FAIR VALUE OF CPI AS OF JUNE 30, 2009                                 $            34,910
=========================================================================================

CU SYSTEM FUNDS

The Company's 37.3% ownership of CU System Funds ("CUSF") as of July 2008 increased throughout 2008, 2009 and 2010 as investors withdrew from the fund. CUSF was a private investment fund which purchased commercial mortgage loans and certain other secured loans originated by credit unions. Prior to August 2008 the Company accounted for CUSF on the equity method of accounting. In 2010 the Company became the 100% owner of CUSF, which subsequently liquidated and dissolved the fund. All investments were liquidated in kind to its sole remaining investor which was a subsidiary within the Company's consolidated group. CUSF paid $10,743, $17,617 and $20,974 in 2010, 2009 and 2008, respectively, to these investors who redeemed from the fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT ON
SUPPLEMENTAL FINANCIAL INFORMATION

================================================================================

To the Board of Directors of CUNA Mutual Insurance Society and Subsidiaries:

We have audited the accompanying consolidated balance sheets of CUNA Mutual Insurance Society and its subsidiaries (the "Company") as of December 31, 2010 and 2009, and the related statements of operations, policyholders' surplus and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2010 and have issued our opinion, dated March 30, 2011. Our opinion notes that the financial statements of certain subsidiaries were audited by other auditors whose reports have been furnished to us, and that our opinion, insofar as it relates to the amounts included in the consolidated financial statements for those subsidiaries, is based solely on the reports of such other auditors. Our opinion further notes that the Company changed its method of accounting and reporting for other-than-temporary impairments in 2009. Our audits were conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplemental financial information on pages 85-87 is presented for the purpose of additional analysis and is not a required part of the basic consolidated financial statements. This information is the responsibility of the Company's management. Such information has been subjected to the auditing procedures applied in our audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects when considered in relation to the basic consolidated financial statements taken as a whole.

March 30, 2011

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Supplemental Financial Information - Consolidating Balance Sheet
December 31, 2010
(000s omitted)

================================================================================

                                                                      CUNA Mutual
                                                                        Insurance
                                                       CUNA Mutual      Society
                                                        Insurance    Elimination of                                    CUNA Mutual
                                                         Society      CUNA Mutual                                       Investment
                                                       Eliminations    Insurance       CUNA Mutual    International    Corporation
                                     Total CUNA Mutual     and         Agency of        Insurance      Subsidiaries        and
             ASSETS                  Insurance Society  Adjustments    Wisconsin         Society         and Other     Subsidiaries
-----------------------------------------------------------------------------------------------------------------------------------
CASH AND INVESTMENTS
   Debt securities, available
     for sale, at fair value         $       7,104,215  $         -    $          -    $ 6,221,564    $      20,845    $    861,806
   Equity securities, available
     for sale, at fair value                    79,299            -               -         73,690               28           5,581
   Equity in unconsolidated
     affiliates                                105,105     (773,979)        (10,164)(A)    871,336           17,897              15
   Mortgage loans                              811,595      (24,117)              -        821,318                -          14,394
   Real estate, at cost less
     accumulated depreciation                   51,066            -               -         13,068                -          37,998
   Policy loans                                104,369            -               -        101,373              566           2,430
   Short-term investments                          994            -               -            954               40               -
   Limited partnerships                        421,860      386,725               -              -                -          35,135
   Other invested assets                        60,579     (410,504)              -        444,199                -          26,884
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                            8,739,082     (821,875)        (10,164)     8,547,502           39,376         984,243

   Cash and cash equivalents                   243,912            -               -        116,518           34,820          90,630
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  -
TOTAL CASH AND INVESTMENTS                   8,982,994     (821,875)        (10,164)     8,664,020           74,196       1,074,873

   Accrued investment income                    95,004            -               -         77,520            3,433          14,051
   Premiums receivable                         123,946            -               -         60,933            3,910          59,103
   Reinsurance recoverables                    259,351            -               -         75,148              170         184,033
   Federal income taxes
     receivable                                      -       (9,220)              -              -              265           8,955
   Deferred policy
     acquisition costs                         537,657            -               -        506,261                -          27,658
   Office properties, equipment
     and computer software at
     cost less                                 160,268            -               -        136,478            1,061          22,722
   Deferred tax asset, net                     199,149            -               -        166,788                -          31,728
   Receivable form the Federal
     Crop Insurance Corporation                260,064            -               -              -                -         260,064
   Goodwill and other
     intangibles, net                          107,012        4,018               -              -                -         102,994
   Assets of discontinued
     operations                                223,401            -               -         (1,124)          71,125         153,400
   Other assets and receivables                221,291      (88,267)              -        124,337            1,056         179,440
   Separate account assets                   4,215,651            -               -      4,215,651                -               -
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                15,385,788     (915,344)        (10,164)    14,026,012          155,216       2,119,021
-----------------------------------------------------------------------------------------------------------------------------------

  LIABILITIES AND POLICYHOLDERS'
           SURPLUS
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Policyholder account
     balances                        $       4,723,960  $         -    $          -    $ 4,722,072    $       1,843    $         45
   Claim and policy benefit
     reserves - life and health              2,460,839         (455)              -      2,418,759           13,566          28,969
   Loss and loss adjustment expense
     reserves - property and casualty          496,259            -               -              -               16         496,243
   Unearned premiums                           408,937            -               -        105,912              382         302,643
   Notes Payable                               247,497      (23,324)              -        188,482                -          82,339
   Dividends payable to
     policyholders                              15,289            -               -         15,031              258               -
   Reinsurance payable                         197,600            -               -          3,738              272         193,590
   Federal income taxes payable                  3,965       (8,919)              -         13,028             (144)              -
   Accrued pension and
     postretirement
     benefit liability                         221,683            -               -        221,683                -               -
   Accounts payable and other
     liabilities                               348,249     (108,780)              -        244,594            5,956         205,596
   Deferred tax payable                              -          (79)              -              -               79               -
   Liabilities of discontinued
     operations                                168,776            -               -              -           39,423         129,353
   Separate account liabilities              4,215,651            -               -      4,215,651                -               -
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  -
TOTAL LIABILITIES                           13,508,705     (141,557)              -     12,148,950           61,651       1,438,778
-----------------------------------------------------------------------------------------------------------------------------------
Commitments and contingent
  liabilities (Note 11)

NON CONTROLLING INTEREST                             -            -               -              -                -               -
-----------------------------------------------------------------------------------------------------------------------------------

POLICYHOLDERS' SURPLUS
   Retained earnings                         1,990,081     (134,573)         23,737(C)   1,947,659           12,727         164,268
   Capital stock                                     -      (45,530)            (42)(C)          -           15,155          30,375
   Additional paid in capital                        -     (549,783)        (33,859)(C)          -           51,367         498,416
   Accumulated other comprehensive
     income (loss), net                       (112,998)     (43,901)              -        (70,597)          14,316         (12,816)
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL POLICYHOLDERS' SURPLUS                 1,877,083     (773,787)        (10,164)     1,877,062           93,565         680,243
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
   POLICYHOLDERS' SURPLUS                   15,385,788     (915,344)        (10,164)    14,026,012          155,216       2,119,021
-----------------------------------------------------------------------------------------------------------------------------------

                                    CUNA Mutual   CUNA Mututal    CUNA Mutual
                                      Insurance     Insurance      Insurance     League        League                      Member
                                      Agency of     Agency of      Agency of    Insurance    Insurance        League     Protection
                                   Wisconsin and    Wisconsin      Wisconsin,   Agency and     Agency        Insurance    Insurance
             ASSETS                 Subsidiaries  Eliminations       Inc       Subsidiaries Eliminations    Agency, Inc     Plans
-----------------------------------------------------------------------------------------------------------------------------------
CASH AND INVESTMENTS
   Debt securities, available
     for sale, at fair value       $           -  $          -    $         -  $          - $          -    $         -  $        -
   Equity securities, available
     for sale, at fair value                   -             -              -             -            -              -           -
   Equity in unconsolidated
     affiliates                                -       (10,163)(A)     10,163             -         (638)(A)        638           -
   Mortgage loans                              -             -              -             -            -              -           -
   Real estate, at cost less
     accumulated depreciation                  -             -              -             -            -              -           -
   Policy loans                                -             -              -             -            -              -           -
   Short-term investments                      -             -              -             -            -              -           -
   Limited partnerships                        -             -              -             -            -              -           -
   Other invested assets                       -             -              -             -            -              -           -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                              -       (10,163)        10,163             -         (638)           638           -
-----------------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents               1,944             -              -         1,944            -          1,479         465
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL CASH AND INVESTMENTS                 1,944       (10,163)        10,163         1,944         (638)         2,117         465

   Accrued investment income                   -             -              -             -            -              -           -
   Premiums receivable                         -             -              -             -            -              -           -
   Reinsurance recoverables                    -             -              -             -            -              -           -
   Federal income taxes
     receivable                                -             -              -             -            -              -           -
   Deferred policy
     acquisition costs                     3,738             -              -         3,738            -          3,738           -
   Office properties, equipment
     and computer software at
     cost less                                 7             -              -             7            -              7           -
   Deferred tax asset, net                   633             -              -           633            -            633           -
   Receivable form the Federal
     Crop Insurance Corporation                -             -              -             -            -              -           -
   Goodwill and other
     intangibles, net                          -             -              -             -            -              -           -
   Assets of discontinued
     operations                                -             -              -             -            -              -           -
   Other assets and receivables            4,725             -              1         4,724         (239)(B)      4,473         490
   Separate account assets                     -             -              -             -            -              -           -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                              11,047       (10,163)        10,164        11,046         (877)        10,968         955
-----------------------------------------------------------------------------------------------------------------------------------
  LIABILITIES AND POLICYHOLDERS'
           SURPLUS
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Policyholder account
     balances                      $           -   $         -  $           -  $          - $          -    $         -  $        -
   Claim and policy benefit
     reserves - life and health                -             -              -             -            -              -           -
   Loss and loss adjustment
     expense reserves - property
     and casualty                              -             -              -             -            -              -           -
   Unearned premiums                           -             -              -             -            -              -           -
   Notes Payable                               -             -              -             -            -              -           -
   Dividends payable to
     policyholders                             -             -              -             -            -              -           -
   Reinsurance payable                         -             -              -             -            -              -           -
   Federal income taxes payable                -             -              -             -            -            (16)         16
   Accrued pension and
     postretirement
     benefit liability                         -             -              -             -            -              -           -
   Accounts payable and other
     liabilities                             883             -              -           883         (239)(B)        820         302
   Deferred tax payable                        -             -              -             -            -              -           -
   Liabilities of discontinued
     operations                                -             -              -             -            -              -           -
   Separate account liabilities                -             -              -             -            -              -           -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                            883             -              -           883         (239)           804         318
-----------------------------------------------------------------------------------------------------------------------------------
Commitments and contingent
  liabilities (Note 11)
NON CONTROLLING INTEREST                       -             -              -             -            -              -           -
-----------------------------------------------------------------------------------------------------------------------------------
POLICYHOLDERS' SURPLUS
   Retained earnings                     (23,737)      (10,163)(C)     (6,737)       (6,837)        (638)(C)     (6,736)        537
   Capital stock                              42             -              1            41            -             40           1
   Additional paid in capital             33,859             -         16,900        16,959            -         16,860          99
   Accumulated other comprehensive
     income (loss), net                        -             -              -             -            -              -           -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POLICYHOLDERS' SURPLUS              10,164       (10,163)        10,164        10,163         (638)        10,164         637
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
   POLICYHOLDERS' SURPLUS          $      11,047 $     (10,163)        10,164  $     11,046         (877)        10,968         955
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Supplemental Financial Information - Consolidating Statement of Operations December 31, 2010
(000s omitted)

================================================================================

                                                                                                   CUNA Mutual
                                                                                                    Insurance
                                                                                                     Society
                                                                                  CUNA Mutual     Elimination of
                                                                                   Insurance        CUNA Mutual
                                                               Total CUNA           Society          Insurance        CUNA Mutual
                                                           Mutual Insurance    Eliminations and      Agency of         Insurance
                                                                Society           Adjustments        Wisconsin          Society
---------------------------------------------------------------------------------------------------------------------------------
REVENUES:
   Life and health premiums                                       1,227,156                   -                -        1,186,656
   Contract charges                                                  84,816              84,816                -                -
   Property and casualty premiums                                   784,807                   -                -                -
   Net investment income                                            463,048               8,582                -          414,771
   Net realized investment (losses)                                 (54,796)            (19,977)               -          (24,317)
   Other income                                                     271,552            (139,500)               -          127,161
---------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                    2,776,583             (66,079)               -        1,704,271
---------------------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
   Life and health insurance claims and benefits                    802,930                   -                -          775,398
   Property and casualty insurance loss and loss
      adjustment expenses                                           579,633                   -                -                -
   Interest credited to policyholder account balances               173,440                   -                -          173,407
   Policyholder dividends                                            30,757                   -                -           30,454
   Operating and other expenses                                   1,075,199             (41,808)               -          625,683
---------------------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                       2,661,959             (41,808)               -        1,604,942
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME
   TAXES, EQUITY IN (LOSS) OF UNCONSOLIDATED AFFILIATES             114,624             (24,271)               -           99,329
INCOME TAX EXPENSE (BENEFIT)                                         29,240              (6,528)               -           25,528
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN
   INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES                        85,384             (17,743)               -           73,801
EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES, NET           (12,061)            (45,471)            (261)(D)       34,187
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                             73,323             (63,214)            (261)         107,988
GAIN FROM DISCONTINUED OPERATIONS, NET OF TAX                        13,805                   -                -           (2,706)
---------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                    87,128             (63,214)            (261)         105,282
LESS: NET INCOME (LOSS) ATTRIBUTATBLE TO
   NONCONTROLLING INTERESTS                                             399                 399                -                -
---------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) ATTRIBUTABLE TO CUNA MUTUAL                        86,729             (63,613)            (261)         105,282
---------------------------------------------------------------------------------------------------------------------------------

                                                                                 CUNA Mutual      CUNA Mutual      CUNA Mututal
                                                                                 Investment        Insurance        Insurance
                                                              International      Corporation       Agency of        Agency of
                                                            Subsidiaries and         and         Wisconsin and      Wisconsin
                                                                 Other           Subsidiaries     Subsidiaries     Eliminations
-------------------------------------------------------------------------------------------------------------------------------
REVENUES:
   Life and health premiums                                           36,223            4,277                -                -
   Contract charges                                                        -                -                -                -
   Property and casualty premiums                                        100          784,707                -                -
   Net investment income                                               2,169           37,527               (1)               -
   Net realized investment (losses)                                       50          (10,552)               -                -
   Other income                                                        1,796          268,126           13,969                -
-------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                        40,338        1,084,085           13,968                -
-------------------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
   Life and health insurance claims and benefits                      25,108            2,424                -                -
   Property and casualty insurance loss and loss
      adjustment expenses                                                102          579,531                -                -
   Interest credited to policyholder account balances                      -               33                -                -
   Policyholder dividends                                                303                -                -                -
   Operating and other expenses                                       14,598          463,159           13,567                -
-------------------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                           40,111        1,045,147           13,567                -
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME
   TAXES, EQUITY IN (LOSS) OF UNCONSOLIDATED AFFILIATES                  227           38,938              401                -
INCOME TAX EXPENSE (BENEFIT)                                          (2,195)          12,295              140                -
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN
   INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES                          2,422           26,643              261                -
EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES, NET               (347)            (169)               -             (261)(D)
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                               2,075           26,474              261             (261)
GAIN FROM DISCONTINUED OPERATIONS, NET OF TAX                          2,573           13,938                -                -
-------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                      4,648           40,412              261             (261)
LESS: NET INCOME (LOSS) ATTRIBUTATBLE TO
   NONCONTROLLING INTERESTS                                                -                -                -                -
-------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) ATTRIBUTABLE TO CUNA MUTUAL                          4,648           40,412              261             (261)
-------------------------------------------------------------------------------------------------------------------------------

                                                            CUNA Mutual        League        League                        Member
                                                              Insurance       Insurance     Insurance          League    Protection
                                                              Agency of       Agency and   Agency, Inc       Insurance    Insurance
                                                           Wisconsin, Inc    Subsidiaries  Eliminations     Agency, Inc     Plans
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES:
   Life and health premiums                                             -               -             -               -           -
   Contract charges                                                     -               -             -               -           -
   Property and casualty premiums                                       -               -             -               -           -
   Net investment income                                                -              (1)            -              (1)          -
   Net realized investment (losses)                                     -               -             -               -           -
   Other income                                                         -          13,969             -          10,167       3,802
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                          -          13,968             -          10,166       3,802
-----------------------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
   Life and health insurance claims and benefits                        -               -             -               -           -
   Property and casualty insurance loss and loss
      adjustment expenses                                               -               -             -               -           -
   Interest credited to policyholder account balances                   -               -             -               -           -
   Policyholder dividends                                               -               -             -               -           -
   Operating and other expenses                                         -          13,567             -           9,958       3,609
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                             -          13,567             -           9,958       3,609
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME
   TAXES, EQUITY IN (LOSS) OF UNCONSOLIDATED AFFILIATES                 -             401             -             208         193
INCOME TAX EXPENSE (BENEFIT)                                            -             140             -              73          67
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN
   INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES                           -             261             -             135         126
EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED AFFILIATES, NET             261               -          (126)(D)         126           -
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                              261             261          (126)            261         126
GAIN FROM DISCONTINUED OPERATIONS, NET OF TAX                           -               -             -               -           -
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                     261             261          (126)            261         126
LESS: NET INCOME (LOSS) ATTRIBUTATBLE TO
   NONCONTROLLING INTERESTS                                            -                -             -               -           -
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) ATTRIBUTABLE TO CUNA MUTUAL                        261              261          (126)            261         126
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Appendix A - Notes to Consolidating Financial Statements
December 31, 2008
(000s omitted)

================================================================================

A. To eliminate stand-alone entities' investments in consolidated subsidiaries.

B. To eliminate intercompany receivables and payables. The remaining receivables from and payables to affiliated entities are between companies that are not within the consolidated group.

C. To eliminate the equity of subsidiaries within the consolidated group.

D. To eliminate consolidated subsidiaries' net income on the parents' books from the consolidated financial view.

--------------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. All required financial statements are included in Part B of this registration statement.

(b)  Exhibits

        1.(A) Resolution of the board of directors of CUNA Mutual Insurance Society establishing CUNA Mutual Variable Annuity Account ("Registrant"). Incorporated herein by reference to post-effective amendment no. 4 on Form N- 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

          (B) Certified resolution of the board of directors of CUNA Mutual Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        2.        Not Applicable.

        3.(A) Amended and Restated Distribution Agreement Between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (B) Amended and Restated Servicing Agreement related to the Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (C) Form of Selling and Services Agreement. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

          (D) Form of Selling and Services Agreement (Variable Annuity Products). Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

          (E) Form of Selling and Services Agreement (Insurance and Annuity (Fixed and Variable) Products). Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

          (F) Amended and Restated Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective February 23, 2011. Filed herewith.

        4.(A)(i) Variable Annuity Contract. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

            (ii) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 5 on Form N-4 (File no. 333-116426) with the Commission on April 26, 2006.

           (iii) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 3 on Form N-4 (File no. 333-116426) with the Commission on November 15, 2005.

            (iv) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 9 on Form N-4 (File no. 333-116426) with the Commission on September 14, 2007.

             (v) Variable Annuity Contract. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (B)(i) Fixed Account Endorsement. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

            (ii) Fixed Account Endorsement. Form 2006-VAFIXED. Incorporated herein by reference to post-effective amendment 5 on Form N-4 (File no. 333-116426) with the Commission on April 26, 2006.

           (iii) Fixed Account Endorsement. Form No. 2006-VAFIXED. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (C)(i) Loan Account Endorsement. Form No. 2004-VALOAN. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

            (ii) Loan Account Endorsement. Form No. 2004-VALOAN. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (D)(i) Additional Income Option Endorsement. Form No. 2004-VAIO. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

            (ii) Additional Income Option Endorsement. Form No. 2004-VAIO. Incorporated herein by reference on initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (E)(i) 3% Annual Guarantee Death Benefit Rider. Form No. 2004-3AG-RV1. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

            (ii) 3% Annual Guarantee Death Benefit Rider. Form No. 2004-3AG-RV1. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (F)(i) Earnings Enhanced Death Benefit Rider. Form No. 2004-EE-RVI. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

            (ii) Earnings Enhanced Death Benefit Rider. Form No. 2004-EE-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (G)(i) Maximum Anniversary Value Death Benefit Rider. Form No. 2004-MAV-RVI. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

            (ii) Maximum Anniversary Value Death Benefit Rider. Form No. 2004-MAV-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (H)(i) Change of Annuitant Endorsement. Form 2006-COA. Incorporated herein by reference to pre-effective amendment 1 on Form N-4 (File No. 333-116426) with the Commission on September 8, 2004.

            (ii) Change of Annuitant Endorsement. Form 2006-COA. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (I)(i) Income Payment Endorsement. Form No. 2004-IPI. Incorporated herein by reference to post-effective amendment 2 on Form N-4 (File No. 333-116426) with the Commission on April 28, 2005.

            (ii) Income Payment Endorsement. Form No. 2004-IPI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (J)(i) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2006-GMWB- RV1. Incorporated herein by reference to post-effective amendment 3 on Form N-4 (File No. 333-116426) with the Commission on November 15, 2005.

            (ii) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2006-GMWB-RV1. Incorporated herein by reference to post-effective amendment 6 on Form N-4 (File No. 333-116426) with the Commission on August 31, 2006.

           (iii) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2007-GMWB. Incorporated herein by reference to post-effective amendment 9 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

            (iv) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2007-GMWB. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (K)(i) Guaranteed Minimum Accumulation Benefit Rider. Incorporated herein by reference to post-effective amendment 3 on Form N-4 (File No. 333-116426) with the Commission on November 15, 2005.

            (ii) Guaranteed Minimum Accumulation Benefit Rider. Incorporated herein by reference to post-effective amendment 6 on Form N-4 (File No. 333-116426) with the Commission on August 31, 2006.

           (iii) Guaranteed Minimum Accumulation Benefit Rider. Form No. 2006-GMAB-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

            (iv) Guaranteed Minimum Accumulation Benefit Rider with 7-Year Benefit Period. Form No. 2008-GMAB-7. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

             (v) Guaranteed Minimum Accumulation Benefit Rider with 10-Year Benefit Period. Form No. 2008-GMAB-10. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

            (vi) Guaranteed Minimum Accumulation Benefit Rider with 10-Year Benefit Period.

                  Form No. 2010-GMAB-10. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

          (L)(i) Spouse Beneficiary Death Benefit Rider. Incorporated herein by reference to post-effective amendment 6 on Form N-4 (File No. 333-116426) with the Commission on August 31, 2006.

            (ii) Spouse Beneficiary Death Benefit Rider. Form No. 2006-SPDB-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

           (iii)     Amendment to Death Benefit Rider. Form No.
                     2010-VAIII-DBAMEND. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

          (M)(i) Guaranteed Minimum Withdrawal Benefit Rider with Maximum Anniversary Value Death Benefit. Incorporated herein by reference to post-effective amendment 10 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

            (ii) Guaranteed Minimum Withdrawal Benefit Rider with Maximum Anniversary Value Death Benefit. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (N)(i) Guaranteed Minimum Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Incorporated herein by reference to post-effective amendment 10 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

            (ii) Guaranteed Minimum Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (O)(i) Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to post-effective amendment 10 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

            (ii) Purchase Payment Credit Benefit Endorsement. Form No. 2007-PPC Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

           (iii)     Purchase Payment Credit Benefit Endorsement. Form No.
                     2009-PPC.

                     Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

          (P)(i) Spousal Continuation Endorsement. Incorporated herein by reference to post-effective amendment 6 on Form N-4 (File No. 333-116426) with the Commission on August 31, 2006.

            (ii) Spousal Continuation Endorsement. Form No. 2006-SPContinue. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (Q)(i) Change of Annuitant Endorsement. Incorporated herein by reference to post-effective amendment 8 on Form N-4 (File No. 333-116426) with the Commission on April 27, 2007.

            (ii) Change of Annuitant Endorsement. Form No. 2006-COA. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (R)(i) Roth IRA Endorsement. Incorporated herein by reference to post-effective amendment 8 on Form N-4 (File No. 333-116426) with the Commission on April 27, 2007.

            (ii) Roth IRA Endorsement. Form No. 2006-VA-Roth. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (S)(i) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit -- Data Page. Incorporated herein by reference to post-effective amendment 10 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

            (ii) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit - Data Page, Form DP-2007-VA-PPC. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (T)(i) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to post-effective amendment 10 on Form N-4 (File No. 333-116426) with the Commission on September 14, 2007.

            (ii) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (U)(i) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No.
                  2008-ILGLWB-MG. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

            (ii) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2008-ILGLWB. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

           (iii) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2009-ILGLWB. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

            (iv) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2009-ILGLWB-MG. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

              (v) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2010-ILGLWB. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

            (vi) Income Later - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2010-ILGLWB-MG. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

          (V)(i) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2008-INGLWB. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

            (ii) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Form No. 2008-INGLWB-MG. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

           (iii) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2009-INGLWB. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

            (iv) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Benefit. Form No. 2009-INGLWB-MG. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

             (v) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider. Form No. 2010-INGLWB. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

            (vi) Income Now - Guaranteed Lifetime Withdrawal Benefit Rider with Minimum Guarantee Benefit. Form No. 2010-INGLWB-MG. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

        5.(A)(i) Variable Annuity Application. Incorporated herein by reference to post-effective amendment no. 2 on Form N-4 (File No. 333-148426) filed with the Commission on August 25, 2008.

            (ii) Variable Annuity Application. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

           (iii) Variable Annuity Application. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

            (iv) Variable Annuity Application. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

        6.(A) Certificate of Existence of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (B) Amended and Restated Articles of Incorporation of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

          (C) Amended and Restated Bylaws of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

        7.        Not Applicable.

        8.(A)(i) Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated June 30, 2009. Incorporated herein by reference to post-effective amendment no. 9 on Form N-4 (File No. 333-148426) filed with the Commission on July 10, 2009.

            (ii) Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Insurance Society dated October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

           (iii) Amendment to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated September 8, 2009. Incorporated herein by reference to post-effective amendment no. 11 on Form N-4 (File No. 333-148426) filed with the Commission on October 16, 2009.

            (iv) Amendment No. 2 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated December 4, 2009. Incorporated herein by reference to post-effective amendment no. 12 on Form N-4 (File No. 333-148426) filed with the Commission on February 4, 2010.

             (v) Amendment No. 3 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated November 20, 2010. Filed herewith.

            B(i) Participation Agreement between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

            (ii) Participation Agreement Amendment 1, between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

           (iii) Selling Agreement between Allianz Global Investors Distributors LLC and CUNA Brokerage Services, Inc., effective May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

            (iv) Services Agreement between Allianz Global Investors Distributors LLC and CUNA Brokerage Services, Inc., effective May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

             (v) Novation of and Amendment to Participation Agreement between Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust and CUNA Mutual Insurance Society, effective November 16, 2010. Filed herewith.

            (vi) Amendment to Intermediary Agreements and New Intermediary Agreements between Allianz Global Investors Distributors LLC (f/k/a PIMCO Funds Distributors, LLC) PIMCO Investments LLC and CUNA Brokerage Services, Inc., effective November 16, 2010. Filed herewith.

           (vii) Termination, New Agreements and Amendments Relating to Selling Agreements for PIMCO Variable Insurance Trust between Allianz Global Investors Distributors, LLC, PIMCO Investments LLC, CUNA Brokerage Services, Inc. and CUNA Mutual Insurance Society, effective November 16, 2010. Filed herewith.

          (viii) PIMCO Services Agreement between PIMCO and CUNA Mutual Insurance Society, effective December 18, 2010. Filed herewith.

          (C)(i) Participation Agreement between AIM Variable Insurance Funds, AIM Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated October 1, 2002. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

            (ii) Amendment No. 1 between AIM Variable Insurance Funds, AIM Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., effective May 1, 2004. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

           (iii) Amendment No. 2 to the Participation Agreement between AIM Investments and CUNA Mutual Insurance Society dated March 19, 2008. Incorporated herein by reference to post-effective amendment no. 1 on

                     Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

            (iv) Distribution Agreement between CUNA Brokerage Services, Inc., and Invesco Aim Distributors, Inc., dated April 9, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

             (v) Rule 22c-2 Shareholder Information Agreement between AIM Investment Services, Inc. and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference on Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

            (vi) Amendment No. 3 to the Participation Agreement between AIM Variable Insurance Funds, CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated April 30, 2010. Incorporated herein by reference on Form N-4 post-effective amendment no. 14 (File No. 333-148426) filed with the Commission on April 28, 2010.

            D(i) Participation Agreement between Van Kampen Life Investment Trust, Van Kampen Asset Management, Van Kampen Funds Inc. and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

            (ii) Amendment to Participation Agreement between Van Kampen Life Investment Trust, Van Kampen Asset Management, Van Kampen Funds Inc. and CUNA Mutual Insurance Society dated June 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

          (E)(i) Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, dated February 20, 1997. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

            (ii) Amendment No. 1 between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, effective September 21, 1999. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

           (iii) Amendment No. 2 to the Participation Agreement Among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company, effective October 1, 2002. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

            (iv) Amendment No. 3 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Panorama Series Fund, Inc. and CUNA Mutual Life Insurance Company, effective July 31, 2005. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

             (v) Fourth Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Insurance Society Company, effective December 31, 2007. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

            (vi) Fifth Amendment to Participation Agreement between Oppenheimer-Funds, Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

           (vii) Sixth Amendment to Participation Agreement between Oppenheimer- Funds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective July 8, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

          (viii) Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Brokerage Services, Inc. effective September 25, 2006. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

          (F)(i) Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 1, 2004. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

            (ii) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

           (iii) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

            (iv) Amendment No. 3 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., effective December 31, 2007. Incorporated by reference to post-effective amendment no. 1 on Form N- 4 (File No. 333-148422) filed with the Commission on April 25, 2008.

             (v) Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated May 1, 2008. Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

            (vi) Rule 22c-2 Shareholder Information Agreement between Franklin Templeton Distributors, Inc. and CUNA Mutual Life Insurance Company dated April 16, 2007. Incorporated herein by reference to post-effective amendment no. 4 on Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

           (vii) Amendment No. 5 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated December 10, 2010. Filed herewith.

          (G) Administrative Services Agreement between CUNA Mutual Life Insurance Society and AIM Advisors, Inc. dated October 1, 2002. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

          (H)(i) Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated March 31, 2008. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

            (ii) Amendment No. 1 to Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated September 10, 2008. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

          (I)(i) Administrative Services Letter Agreement between Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management and CUNA Mutual Insurance Society dated January 1, 2009. Incorporated by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

            (ii) Shareholder Services Agreement between Van Kampen Funds, Inc., and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment no. 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

          (J) Services Agreement between Pacific Investment Management Company LLC ("PIMCO") and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated herein by reference to post-effective amendment no. 7 on Form N- 4 (File No. 333-148426) filed with the Commission on April 27, 2009.

          (K) Services Letter Agreement between CUNA Mutual Insurance Society and Mosaic Funds Distributor, LLC dated June 30, 2009. Incorporated herein by reference to post-effective amendment no. 9 on Form N-4 (File No. 333-148426) filed with the Commission on July 10, 2009.

          (L)(i) Fund Participation Agreement between BlackRock Variable Series Funds, Inc., BlackRock Investments, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., dated October 1, 2008. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

            (ii) Amendment No. 1 to Participation Agreement between BlackRock Variable Series Funds, Inc., BlackRock Investments, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc., dated October 1, 2008. Incorporated herein by reference to post-effective amendment no. 14 on Form N-4 (File No. 333-148426) filed with the Commission on April 28, 2010.

        9.        Opinion and Counsel from Pamela M. Krill, Esquire.
                  Incorporated herein by reference to post-effective amendment no. 1 on Form N-4 (File No. 333-148426) filed with the Commission on April 25, 2008.

        10.       i)   Deloitte & Touche LLP Consent. Filed herewith.
                  ii)  KPMG LLP Consent. Filed herewith.
                  iii) Ernst & Young LLP Consent. Filed herewith.

        11.       Not applicable.

        12.       Not applicable.

        13.       Powers of Attorney. Filed herewith.
                  A. Power Attorney (Eldon R. Arnold).
                  B. Power Attorney (Loretta M. Burd).
                  C. Power Attorney (Joseph J. Gasper, Jr.).
                  D. Power Attorney (Bert J. Hash, Jr.).
                  E. Power Attorney (Robert J. Marzec).
                  F. Power Attorney (Victoria W. Miller).
                  G. Power Attorney (C. Alan Peppers).
                  H Power Attorney (Jeff Post).
                  I. Power Attorney (Randy M. Smith).
                  J. Power Attorney (Farouk D. G. Wang).
                  K. Power Attorney (Larry T. Wilson).
                  L. Power Attorney (James W. Zilinski).

ITEM 25. DIRECTORS AND OFFICERS OF CUNA MUTUAL INSURANCE SOCIETY

NAME AND PRINCIPAL BUSINESS ADDRESS             POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------             ------------------------------------
Eldon R. Arnold                                 Director
5401 West Dirksen Pkwy
Peoria, IL 61607

Loretta M. Burd                                 Director
1430 National Road
Columbus, IN 47201

Joseph J. Gasper, Jr.                           Director & Vice Chairman of the Board
5525 Parkcenter Circle
Dublin, OH 73017

Bert J. Hash, Jr.                               Director
7 East Redwood Street, 17th Floor
Baltimore, MD 21202

Robert J. Marzec                                Director
Retired

Victoria W. Miller                              Director
One CNN Center
Atlanta, GA 30303

C. Alan Peppers                                 Director & Chairman of the Board
3700 East Alameda Avenue
Denver, CO 80209

Jeff Post                                       Director
5910 Mineral Point Road
Madison, WI 53705

Randy M. Smith                                  Director
1 Randolph Brooks Parkway
Live Oak, TX 78223

Farouk D.G. Wang                                Director
2525 Maile Way
Honolulu, HI 96822

Larry T. Wilson                                 Director
1000 Saint Albans Drive
Raleigh, NC 27609

James W. Zilinski                               Director
700 South Street
Pittsfield, MA 01201

EXECUTIVE OFFICERS

David P. Marks*          CUNA Mutual Insurance Society
                         Executive Vice President and Chief Investment Officer

Gerald Pavelich*         CUNA Mutual Insurance Society
                         Treasurer, Executive Vice President and Chief Financial
                         Officer

Jeff Post*               CUNA Mutual Insurance Society
                         President and Chief Executive Officer

Robert N. Trunzo*        CUNA Mutual Insurance Society
                         Executive Vice President and Chief Operating Officer

*  Principal place of business is 5910 Mineral Point Road, Madison, WI 53705.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
DEPOSITOR OR REGISTRANT.

The registrant is a segregated asset account of CUNA Mutual Insurance Society and is therefore owned and controlled by CUNA Mutual Insurance Society. CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its policyholders and contractowners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and may be considered to be under common control with the registrant or CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                          CUNA Mutual Insurance Society
                    Organizational Chart As Of April 6, 2011

CUNA MUTUAL INSURANCE SOCIETY
STATE OF DOMICILE: IOWA

CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR INDIRECTLY, IS THE CONTROLLING COMPANY OF THE FOLLOWING WHOLLY-OWNED SUBSIDIARIES, ALL OF WHICH ARE INCLUDED IN CUNA MUTUAL INSURANCE SOCIETY'S CONSOLIDATED FINANCIAL STATEMENTS:

1.   CUNA Mutual Investment Corporation owns the following:
     State of domicile: Wisconsin

       a.       CUMIS Insurance Society, Inc. owns the following:
                State of domicile: Iowa

                (1)    CUMIS Specialty Insurance Company, Inc.
                       State of domicile: Iowa

       b.       CUNA Brokerage Services, Inc.
                State of domicile: Wisconsin

       c.       CUNA Mutual General Agency of Texas, Inc.
                State of domicile: Texas

       d.       MEMBERS Life Insurance Company
                State of domicile: Iowa

       e.       International Commons, Inc.
                State of domicile: Wisconsin

       f.       CUNA Mutual Insurance Agency, Inc.
                State of domicile: Wisconsin

       g.       Stewart Associates Incorporated
                State of domicile: Wisconsin

       h.       MEMBERS Capital Advisors, Inc.
                State of domicile: Iowa

       i.       CMG Student Lending Services, LLC
                State of domicile: Delaware

       j.       CPI Qualified Plan Consultants, Inc.
                State of domicile: Delaware

       k.       MEMBERS Financial Services, Inc.
                State of domicile: Texas

       l.       Producers Ag Insurance Group, Inc. owns the following:
                State of domicile: Delaware

                (1)   Pro Ag Management, Inc. owns the following:
                      State of domicile: Illinois

                       a. Producers Agriculture Insurance Company owns the following:
                            State of domicile: Texas

                            (i)    Crop Hail Management, Inc.
                                   State of domicile: Texas

2.   CUNA Mutual Caribbean Holdings Ltd. owns the following:
     Country of domicile: Trinidad and Tobago

     a. CUNA Caribbean Insurance Society Limited owns the following:
                Country of domicile: Trinidad and Tobago

                (1) CUNA Caribbean Insurance Services Limited Country of domicile: Trinidad and Tobago

3.   CUNA Mutual Australia Holding Company Pty Ltd owns the following:
     Country of domicile: Australia

     a.         CUNA Mutual Australia, Ltd. owns the following:
                Country of domicile: Australia

                (1)    Members Financial Services Pty Ltd owns the following:
                       Country of domicile: Australia

                       a. CUNA Mutual Underwriting [Agencies] Pty Ltd Country of domicile: Australia

                (2) CUNA Mutual Technology Services Australia Pty Ltd Country of domicile: Australia

4.   CUNA Mutual Group Holdings Europe, Ltd. owns the following:
     County of domicile: Ireland

     a.   CUNA Mutual Group Services (Ireland) Limited
          Country of domicile: Ireland

     b.   CUNA Mutual Life Assurance (Europe), Limited
          Country of domicile: Ireland

     c.   CUNA Mutual Insurance (Europe) Limited
          (was CUNA Mutual General Risk Services (Ireland) Limited) Country of domicile: Ireland

     d.   CUNA Mutual Group, Limited
          Country of domicile: United Kingdom

5.   CUMIS Bermuda Limited
     Country of domicile: Bermuda

6.   6834 Hollywood Boulevard, LLC
     State of domicile: Delaware

7.   CMIA Wisconsin, Inc. owns the following:
     State of domicile: Wisconsin

     a.   League Insurance Agency, Inc. owns the following:
          State of domicile: Connecticut

          (1) Member Protection Insurance Plans, Inc.
              State of domicile: Connecticut

8.   CMG Servicious de Mexico, S. de R. L. de C.V.
     80% ownership by CUNA Mutual Insurance Society
     20% ownership by CUNA Mutual Investment Corporation
     Country of domicile: Mexico

CUNA MUTUAL INSURANCE SOCIETY, EITHER DIRECTLY OR THROUGH A WHOLLY-OWNED SUBSIDIARY, MAY CONTROL THE FOLLOWING COMPANIES, EACH OF WHICH IS NOT INCLUDED IN CUNA MUTUAL INSURANCE SOCIETY'S CONSOLIDATED FINANCIAL STATEMENT (EXCEPT PRODUCERS LLOYDS INSURANCE COMPANY) PURSUANT TO APPLICABLE REGULATION:

1.   MEMBERS Development Company, LLC partially owns the following:
     49% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

     a.   Brightleaf Financial Network, LLC

          63.58% ownership by MEMBERS Development Company, LLC
          State of domicile: Wisconsin

     b.   Procura, LLC
          27.08% ownership by MEMBERS Development Company, LLC
          State of domicile: California

2.   MEMBERS Trust Company
     9.23% ownership by CUNA Mutual Insurance Society
     State of domicile: Florida

3.   CMG Mortgage Insurance Company
     50% ownership by CUNA Mutual Insurance Society
     State of domicile: Wisconsin

4.   CMG Mortgage Assurance Company owns the following:
     50% ownership by CUNA Mutual Insurance Society
     State of domicile: Wisconsin

     a. CMG Mortgage Reinsurance Company
        100% CMG Mortgage Assurance Company
        State of domicile: Wisconsin

5.   CM CUSO Limited Partnership
     General partner: CUMIS Insurance Society, Inc.
     State of domicile: Washington

     Benefits Partner, LLC
6.
     15% CUNA Mutual Insurance Society
      State of domicile: Michigan

7.   Producers Lloyds Insurance Company
     Controlled by Producers Ag Insurance Group, Inc.
     State of domicile: Texas

ITEM 27. NUMBER OF CONTRACTOWNERS

     As of February 28, 2011 there were 2,926 non-qualified contracts outstanding and 7,946 qualified contracts outstanding.

ITEM 28. INDEMNIFICATION.

     Section 10 of the Amended and Restated Bylaws of CUNA Mutual Insurance Society and Article XI of CUNA Mutual Insurance Society Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of CUNA Mutual Insurance Society against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of CUNA Mutual Insurance Society or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

     (a) CUNA Brokerage Services, Inc. is the principal underwriter for the Registrant as well as for the CUNA Mutual Variable Life Insurance Account.

     (b) Officers and Directors of CUNA Brokerage Services, Inc.

 NAME AND PRINCIPAL        POSITIONS AND OFFICE WITH UNDERWRITER
  BUSINESS ADDRESS
Kevin R. Cummer**          Treasurer

Timothy Halevan**          Vice President, Chief Compliance Officer

Ross D. Hansen*            Vice President, Associate General Counsel

Carolyn A. Jahnke*         Assistant Secretary

Kerry A. Jung*             Secretary

James H. Metz*             President/CEO, Chairman and Director

Kevin S. Thompson*         Director

Mark T. Warshauer*         Director

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

     (c) CUNA Brokerage Services, Inc. is the only principal underwriter. The services provided by CUNA Brokerage Services are set forth in the Amended and Restated Distribution Agreement and Amended and Restated Servicing Agreement filed as exhibits to this registration statement.

-----------------------------------------------------------------------------------------------------
       (1)                            (2)                 (3)               (4)              (5)
Name of Principal                     Net            Compensation        Brokerage       Compensation
   Underwriter                   Underwriting        on Redemption      Commissions
                                 Discounts and
                                 Commissions
-----------------------------------------------------------------------------------------------------
CUNA Brokerage Services, Inc.    $15,667,886*              0            $3,760,293*      $11,907,593*
-----------------------------------------------------------------------------------------------------

*Information as of December 31, 2010.

ITEM 30. LOCATION BOOKS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by CUNA Mutual Insurance Society at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Insurance Society, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 31. MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

     (a) The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

     (b) The Registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to CUNA Mutual Insurance Society for a statement of additional information.

     (c) The Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to CUNA Mutual Insurance Society at the address or phone number listed in the Prospectus.

     (d) CUNA Mutual Insurance Society represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

     (e) CUNA Mutual Insurance Society represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Insurance Society.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed in its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin as of 27 day of April, 2011.

                              CUNA MUTUAL VARIABLE ANNUITY ACCOUNT (REGISTRANT)

                       By:    /s/Jeff Post
                              --------------------------------------------------
                              Jeff Post
                              President and Chief Executive Officer, CUNA Mutual Insurance Society

                              CUNA MUTUAL INSURANCE SOCIETY (DEPOSITOR)

                       By:    /s/Jeff Post
                              --------------------------------------------------
                              Jeff Post
                              President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and as of the dates indicated.

SIGNATURE AND TITLE                                          DATE

By: /s/Andrew Michie                                         April 27, 2011
    --------------------------------------------------
    Andrew Michie
    Sr. VP - Corporate Controller

By: /s/Gerald Pavelich                                       April 27, 2011
    --------------------------------------------------
    Gerald Pavelich
    Treasurer, Executive Vice President and Chief
    Financial Officer

By: /s/Jeff Post                                             April 27, 2011
    --------------------------------------------------
    Jeff Post
    Director, President and Chief Executive Officer

By: *                                                        April 27, 2011
    --------------------------------------------------
    Eldon R. Arnold
    Director

By: *                                                        April 27, 2011
    --------------------------------------------------
    Loretta M. Burd
    Director

By: *                                                        April 27, 2011
    --------------------------------------------------
    Joseph J. Gasper
    Director and Vice Chairman of the Board

By: *                                                        April 27, 2011
    --------------------------------------------------
    Bert J. Hash, Jr.
    Director

By: *                                                        April 27, 2011
    --------------------------------------------------
    Robert J. Marzec
    Director

By: *                                                        April 27, 2011
    --------------------------------------------------
    Victoria W. Miller
    Director

By: *                                                        April 27, 2011
    --------------------------------------------------
    C. Alan Peppers
    Director and Chairman of the Board

By: *                                                        April 27, 2011
    --------------------------------------------------
    Jeff Post
    Director and CEO/President

By: *                                                        April 27, 2011
    --------------------------------------------------
    Randy M. Smith
    Director

By: *                                                        April 27, 2011
    --------------------------------------------------
    Farouk D. G. Wang
    Director

By: *                                                        April 27, 2011
    --------------------------------------------------
    Larry T. Wilson
    Director

By: *                                                        April 27, 2011
    --------------------------------------------------
    James W. Zilinski
    Director

*Signed pursuant to Power of Attorney dated August 10, 2010, filed electronically with post-effective amendment number 15 (File No. 333-148426) filed with the Commission on April 27, 2011.

By: /s/Kerry A. Jung
    --------------------------------------------------
    Kerry A. Jung
    Lead Attorney

                                  EXHIBIT INDEX

    3(F) Amended and Restated Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective February 23, 2011.

 8(A)(v) Amendment No. 3 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated November 20, 2010.

 8(B)(v) Novation of and Amendment to Participation Agreement between Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust and CUNA Mutual Insurance Society, effective November 16, 2010.

 8(B)(vi) Amendment to Intermediary Agreements and New Intermediary Agreements between Allianz Global Investors Distributors LLC (f/k/a PIMCO Funds Distributors, LLC) PIMCO Investments LLC and CUNA Brokerage Services, Inc., effective November 16, 2010.

8(B)(vii)  Termination, New Agreements and Amendments Relating to Selling
           Agreements for PIMCO Variable Insurance Trust between Allianz Global Investors Distributors, LLC, PIMCO Investments LLC, CUNA Brokerage Services, Inc. and CUNA Mutual Insurance Society, effective November 16, 2010.

8(B)(viii) PIMCO Services Agreement between PIMCO and CUNA Mutual Insurance
           Society, effective December 18, 2010.

8(F)(vii)  Amendment No. 5 to Amended and Restated Participation Agreement
           between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated December 10, 2010.

       10. i)   Deloitte & Touche LLP Consent.
           ii)  KPMG LLP Consent.
           iii) Ernst & Young LLP Consent.

       13. Powers of Attorney.